                                CREDIT AGREEMENT

                                  BY AND AMONG

                         LASALLE NATIONAL BANK, AS AGENT

                     THE LENDERS SIGNATORY OR PARTIES HERETO

                                       AND

                       CONTINENTAL WASTE INDUSTRIES, INC.

                              AND ITS SUBSIDIARIES



                    ________________________________________

                                 March 28, 1995
                    ________________________________________

                              TABLE OF CONTENTS

                                                                          Page

SECTION 1.        DEFINITIONS..............................................  2

SECTION 2.        CREDIT FACILITY.......................................... 16
      Section 2.A.      Revolving Loans and Revolving Notes................ 16
            2.A.1.      Revolving Loans.................................... 16
            2.A.2.      Revolving Note..................................... 17
      Section 2.B.      Letters of Credit.................................. 17

SECTION 3.        GENERAL PROVISIONS APPLICABLE TO ALL LOANS............... 21
      Section 3.A.      Applicable Interest Rates.......................... 21
      Section 3.B.      Minimum and Maximum Borrowing Amounts.............. 23
      Section 3.C.      Borrowing Procedures............................... 23
      Section 3.D.      Interest Periods................................... 26
      Section 3.E.      Maturity of LIBOR Loans............................ 26
      Section 3.F.      Prepayments........................................ 26
      Section 3.G.      Default Rate....................................... 27
      Section 3.H.      Notes.............................................. 27
      Section 3.I.      Commitment Terminations............................ 28
      Section 3.J.      Funding Indemnity.................................. 28
      Section 3.K.      Change in Circumstances, Etc....................... 29

SECTION 4.        FEES AND EXTENSIONS...................................... 31
      Section 4.A.      Commitment Fee..................................... 31
      Section 4.B.      Closing Fee........................................ 32
      Section 4.C.      Agent's Fees....................................... 32
      Section 4.D.      Letter of Credit Fees.............................. 32
      Section 4.E.      Transaction Charges................................ 32

SECTION 5.        PLACE AND APPLICATION OF PAYMENTS........................ 32
      Section 5.A.      Place and Application of Payments.................. 32

SECTION 6.  CONDITIONS PRECEDENT........................................... 33
      Section 6.A.      Delivery of Documents as Conditions Precedent...... 33
            6.A.1.      Agreement.......................................... 33
            6.A.2.      Note............................................... 33
            6.A.3.      Stock Pledge Agreement............................. 33
            6.A.4.      Environmental Indemnity Agreement.................. 33
            6.A.5.      Security Agreement................................. 33
            6.A.6.      Financing Statements............................... 34
            6.A.7.      UCC and Other Search Results....................... 34
            6.A.8.      Evidence of Insurance.............................. 34
            6.A.9.      Certificates of Incorporation...................... 34
            6.A.10.     Good Standing...................................... 34
            6.A.11.     Secretary's Certificates........................... 34
            6.A.12.     Opinion............................................ 34
            6.A.13.     Environmental Data................................. 35
            6.A.14.     Waivers............................................ 35

            6.A.15.     Officer's Certificates............................. 35
            6.A.16.     Mortgages.......................................... 35
            6.A.17.     Leasehold Mortgages................................ 35
            6.A.18.     Surveys............................................ 35
            6.A.19.     Title Policies..................................... 35
            6.A.20.     [Intentionally Omitted]............................ 36
            6.A.21.     Estoppel Certificate............................... 36
            6.A.22.     Landlord's Lien Waiver............................. 36
            6.A.23.     Leases............................................. 36
            6.A.24.     Pay-Off Letters.................................... 36
            6.A.25.     Other Documents.................................... 36
      Section 6.B.      Fees............................................... 36
      Section 6.C.      Conditions Precedent............................... 36
            6.C.1.      Materially Adverse Effect.......................... 36
            6.C.2.      Representations and Warranties..................... 36
            6.C.3.      Covenants.......................................... 37
            6.C.4.      Event of Default................................... 37
            6.C.5.      Commitment......................................... 37
            6.C.6.      No Violations...................................... 37
            6.C.7.      Notes; Notice of Borrowing......................... 37
      Section 6.D.      Letters of Credit.................................. 37
      Section 6.E.      Additional Conditions Precedent to Certain Loans... 37

SECTION 7.        REPRESENTATIONS AND WARRANTIES........................... 38
      Section 7.A.      Corporate Existence and Related Matters............ 38
      Section 7.B.      Corporate Authority................................ 38
      Section 7.C.      Consents, Approvals, etc........................... 39
      Section 7.D.      Binding Effect and Enforceability.................. 39
      Section 7.E.      Default of Debt, Licenses, Permits, Orders and Other
                        Agreements......................................... 39
      Section 7.F.      Financial Condition and Litigation................. 40
      Section 7.G.      Title and Liens.................................... 40
      Section 7.H.      Employee Plans..................................... 41
      Section 7.I.      Taxes.............................................. 41
      Section 7.J.      Compliance with Laws............................... 41
      Section 7.K.      Corporate Structure and Affiliates................. 41
      Section 7.L.      Corporate Names.................................... 42
      Section 7.M.      Solvency........................................... 42
      Section 7.N.      Margin Regulations................................. 42
      Section 7.O.      Indebtedness to Affiliates......................... 42
      Section 7.P.      Acts of God........................................ 42
      Section 7.Q.      Labor Controversies................................ 42
      Section 7.R.      Collateral, etc.................................... 42
      Section 7.S.      Intellectual Property.............................. 43
      Section 7.T.      Accuracy of Information............................ 44

SECTION 8.        COVENANTS................................................ 44
      Section 8.A.      Affirmative Covenants.............................. 44
            8.A.1.      Financial Covenants................................ 44
            8.A.2.      Financial Information and Reporting................ 45

            8.A.3.      Corporate Existence and Conduct of Business........ 48
            8.A.4.      Taxes and Laws..................................... 48
            8.A.5.      Inspection......................................... 48
            8.A.6.      Agent And Lender Costs............................. 48
            8.A.7.      Employee Plans..................................... 49
            8.A.8.      Use of Proceeds of Loans........................... 49
            8.A.9.      Financial Assurance................................ 50
            8.A.10.     [Intentionally Omitted]............................ 50
            8.A.11.     Environmental Engineering Report................... 50
            8.A.12.     Environmental Matters.............................. 50
            8.A.13.     Collateral Agreements; New Subsidiaries............ 50
            8.A.14.     Interest Rate Contracts............................ 51
            8.A.15.     Certain Post-Closing Items......................... 51
            8.A.16.     Maintenance of Insurance........................... 52
            8.A.17.     Victory Waste Incorporated; G.E.M. Environmental
                        Management......................................... 52
            8.A.18.     Permits............................................ 52
      Section 8.B.      Negative Covenants................................. 53
            8.B.1.      Liens.............................................. 53
            8.B.2.      Debt and Capital Expenditures...................... 53
            8.B.3.      Fiscal Year, Name Changes, Mergers and
                        Acquisitions....................................... 53
            8.B.4.      Redemptions, Dividends and Payments Under
                        Subordinated Debt.................................. 55
            8.B.5.      Transactions with Affiliates....................... 55
            8.B.6.      Capital Structure.................................. 55
            8.B.7.      Change in Nature of Business....................... 55
            8.B.8.      Transfer of Assets................................. 55
            8.B.9.      Prepayment or Modification of Debt................. 55
            8.B.10.     False Statements................................... 56
            8.B.11.     Inconsistent or Restrictive Agreements............. 56
            8.B.12.     Foreign Assets..................................... 56
            8.B.13.     Investments........................................ 56

SECTION 9.        EVENTS OF DEFAULT........................................ 56
      Section 9.A.      Obligations........................................ 56
      Section 9.B.      Breach or Default Under Loan Documents............. 56
      Section 9.C.      Representation and Warranties...................... 57
      Section 9.D.      Judgments.......................................... 57
      Section 9.E.      Insolvency and Related Proceedings................. 57
      Section 9.F.      Other Material Agreements.......................... 57
      Section 9.G.      State Action....................................... 58
      Section 9.H.      ERISA Matters...................................... 58
      Section 9.I.      Tax Liens.......................................... 58
      Section 9.J.      Failure of Lien.................................... 58
      Section 9.K.      [Intentionally Omitted]............................ 59
      Section 9.L.      Environmental Remediation Costs.................... 59
      Section 9.M.      Operating Permits and Licenses..................... 59
      Section 9.N.      Change in Control of CWI........................... 59
      Section 9.O.      Material Adverse Change............................ 59

SECTION 10.       RIGHTS AND REMEDIES...................................... 59
      Section 10.A.     Termination of Commitment and Acceleration......... 59
      Section 10.B.     Rights of Secured Creditor......................... 60
      Section 10.C.     Entry Upon Premises and Access to Information...... 60
      Section 10.D.     Sale or Other Disposition of Collateral by Agent... 61
      Section 10.E.     Collection of Receivables.......................... 61
      Section 10.F.     Rescission......................................... 62
      Section 10.G.     Application of Payments............................ 62
      Section 10.H.     Letters of Credit.................................. 63

SECTION 11.       AGENCY PROVISIONS........................................ 64
      Section 11.A.     Appointment........................................ 64
      Section 11.B.     Nature of Duties................................... 64
      Section 11.C.     [Intentionally Omitted] ........................... 65
      Section 11.D.     Distribution and Apportionment of Payments. ....... 65
      Section 11.E.     Rights, Exculpation, Etc........................... 65
      Section 11.F.     Reliance........................................... 66
      Section 11.G.     Indemnification.................................... 66
      Section 11.H.     Agent Individually................................. 67
      Section 11.I.     Successor Agent; Resignation of Agent; Removal
                        Agent.............................................. 67
      Section 11.J.     Agency Provisions Relating to Collateral........... 68
      Section 11.K.     Actions Against Collateral......................... 69

SECTION 12.       MISCELLANEOUS............................................ 69
      Section 12.A.     Assignments and Participation...................... 69
      Section 12.B.     Ratable Sharing.................................... 72
      Section 12.C.     Withholding Taxes.................................. 72
      Section 12.D.     Amendment and Waivers.............................. 74
      Section 12.E.     Merger and Integration Clause...................... 75
      Section 12.F.     Applicable Law..................................... 75
      Section 12.G.     Severability....................................... 75
      Section 12.H.     Section Headings................................... 75
      Section 12.I.     Binding Effect..................................... 75
      Section 12.J.     Notices............................................ 75
      Section 12.K.     Counterparts....................................... 76
      Section 12.L.     Indemnification.................................... 76
      Section 12.M.     Independence of Covenants.......................... 77
      Section 12.N.     Marshalling; Recourse to Security;
                        Payments Set Aside................................. 77
      Section 12.O.     Limitation of Liability............................ 77
      Section 12.P.     Consent to Jurisdiction and Waiver of
                        Jury Trial and Personal Service.................... 78
      Section 12.Q.     Nature of Borrowers' Obligations................... 78
      Section 12.R.     Mutual Guaranty and Subordination by
                        Borrowers.......................................... 78

                                  EXHIBITS


Exhibit A.        Form of Promissory Note

Exhibit B.        Form of Application for Letter of Credit

Exhibit C.        Stock Pledge Agreement

Exhibit D.        Environmental Indemnity Agreement

Exhibit E.        Security Agreement

Exhibit F.        Opinion of Shefsky & Froelich

Exhibit G.        Form of Mortgage

Exhibit H.        Form of Leasehold Mortgage

Exhibit I.        New Subsidiary Certificate

Exhibit J.        Joinder and Assumption Agreement

Exhibit K.        New Subsidiary Officers' Certificate

Exhibit L.        Assignment and Acceptance Agreement

Exhibit M.        Form of Compliance Certificate

Exhibit N.        Form of Borrowing Notice


                                  SCHEDULES


Schedule 6.A.6.         UCC financing statement filing offices

Schedule 6.A.7. Offices searched for UCC financing statements, judgments and tax liens

Schedule 6.A.14 Holders of Permitted Liens on Equipment, from which waivers or consents to be obtained

Schedule 7.A. Corporate organizational, ownership and related matters for Borrowers

Schedule 7.C.           Required Third Party Consents

Schedule 7.F. Pending or threatened litigation and government proceedings

Schedule 7.G.           Existing Liens (which are included as
                        Permitted Liens)

Schedule 7.H.           Employee Plans

Schedule 7.R. Owned and Leased Real Properties, and Amount of Title Insurance on Each

Schedule 7.S.           Intellectual Property Rights

Schedule 8.B.2.         Existing Debt (permitted to be maintained by Borrowers)

                             CREDIT AGREEMENT

      This Credit Agreement is made as of March 28, 1995 by and among LaSalle National Bank, a national banking association with its principal offices located in Chicago, Illinois, as agent for the Lenders hereunder (the "AGENT"), various financial institutions which are, or may become, signatories or parties hereto (individually, a "LENDER" and collectively, the "LENDERS"), and Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., a Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc., a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation, Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc. an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation and WPP Services, Inc., an Ohio corporation (individually, CWI and any of said other corporations may be referred to herein as a "BORROWER," and collectively are sometimes referred to as the "BORROWERS").

                                 WITNESSETH:

      WHEREAS, FLL of Delaware, Inc. (formerly a wholly-owned subsidiary of CWI which was merged with and into FLL, Inc. on March 21, 1995) and LaSalle National Bank (sometimes referred to herein as "LASALLE") have previously entered into that certain Amended and Restated Loan Agreement dated June 30, 1994, as amended by a First Amendment and Waiver to Amended and Restated Loan Agreement dated September 2, 1994 and a Second Amendment to Amended and Restated Loan Agreement dated December 31, 1994 pursuant to which FLL of Delaware, Inc. obtained certain term and revolving loans from LaSalle (collectively, the "ORIGINAL
AGREEMENT");

      WHEREAS, FLL, Inc. has entered into a Loan Agreement with LaSalle dated May 18, 1992, as amended (the "FLL LOAN AGREEMENT") pursuant to which FLL obtained certain loans from LaSalle;

      WHEREAS, LaSalle further has issued two irrevocable letters of credit in favor of the Tennessee Department of Environment and Conservation for the account of Northwest Tennessee Disposal Corporation in the amounts of $402,587 and $366,265 (the "EXISTING LETTERS OF CREDIT") (the Original Agreement, the FLL Loan Agreement and the Existing Letters of Credit and the documents related to or referenced therein being referred to as the "PRIOR DOCUMENTS");

      WHEREAS, the parties to and/or bound by the Prior Documents wish to consolidate and amend and restate the Prior Documents in their entirety in order to provide for certain changes in circumstances and to provide certain additional funds to Borrowers on the terms set forth herein;

      WHEREAS, certain financial covenants of the Borrowers hereinafter set forth relate to the financial condition and results of CWI and its Subsidiaries, such covenants being used herein because the Subsidiaries are Affiliates of CWI, and the financial condition and results of CWI and its Subsidiaries are a material inducement to the Lenders' willingness to enter into this Credit Agreement and extend the financial accommodations referred to herein;

      WHEREAS, each Subsidiary of CWI acknowledges that it is benefited by the extension of the financial accommodations provided for herein by the Lenders; and

      WHEREAS, as a condition for extending such financial accommodations, the Lenders require that CWI and each Subsidiary enter into this Credit Agreement establishing the terms and conditions thereof;

      NOW THEREFORE, for and in consideration of the foregoing premises and the mutual agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1.        DEFINITIONS.

      Section 1.A. In addition to the terms that are elsewhere defined herein, when used herein, the following terms have the meanings as set forth below:

      "ACCOUNTS," "ACCOUNT DEBTOR," "CHATTEL PAPER," "DOCUMENTS,"
"EQUIPMENT," "FIXTURES," "GENERAL INTANGIBLES," "GOODS,"
"INSTRUMENTS," and "INVENTORY" shall have the meanings assigned to the respective terms in the Security Agreement.

      "ACT" means the Tennessee Solid Waste Disposal Act, TCA Section 68-31-101 ET SEQ., and/or the Tennessee Solid Waste Management Act, TCA Section 68-31-801 ET SEQ., and all rules and regulations promulgated thereunder or pursuant thereto, all as at any time amended.

      "ADJUSTED LIBOR" is defined in Section 3.A hereof.

      "AFFILIATE" of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person and includes, without limitation, each shareholder, director and any Subsidiaries of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of this Agreement, all Subsidiaries of CWI are Affiliates of CWI.

      "AGREEMENT" means, collectively, this Credit Agreement, together with any and all exhibits, appendices, schedules and amendments hereto and modifications, renewals, extensions, restatements and substitutions thereof and therefor.

      "AGUERO" means Carlos E. Aguero, who is the President and Chief Executive Officer of CWI as of the date hereof.

      "APPLICABLE L/C MARGIN," for purposes of determining the Letter of Credit fees due from the Borrowers under Section 4.D hereof, means initially 2.0% (the "NORMAL L/C MARGIN"), provided however that the Normal L/C Margin shall be subject to quarterly adjustment based on the following:

      LEVERAGE RATIO                          APPLICABLE L/C MARGIN

      Less than 1.25 to 1                                 1.0%

      1.25 to 1 through 1.75 to 1                         1.5%

      Greater than 1.75 to 1.0                            2.0%

      "APPLICABLE LIBOR MARGIN," for purposes of determining the interest rate on a LIBOR Loan, means initially 3.0% (the "NORMAL LIBOR MARGIN"), provided however that the Normal LIBOR Margin shall be subject to quarterly adjustment based on the following:

      LEVERAGE RATIO                          APPLICABLE LIBOR MARGIN

      Less than 1.25 to 1                                 2.0%

      1.25 to 1.0 through 1.75 to 1                       2.5%

      Greater than 1.75 to 1.0                            3.0%

      "APPLICABLE MARGIN," for purposes of determining the interest rate on a Prime Rate Loan, means initially 1.0% (the "NORMAL MARGIN"), provided however that the Normal Margin shall be subject to quarterly adjustment based on the following:

      LEVERAGE RATIO                           APPLICABLE MARGIN

      Less than 1.25 to 1                                  0%

      1.25 to 1 through 1.75 to 1                         0.5%

      Greater than 1.75 to 1.0                            1.0%

      "APPLICATIONS" is as defined in Section 2.B.(d) hereof.

      "AUTHORIZED OFFICER" means one or more officers of the Borrowers duly authorized (and so certified to the Agent by the corporate Secretary of the Borrower(s) involved pursuant to a certificate of authority and incumbency from time to time satisfactory to the Agent), acting alone, to request Loans and/or the issuance of Letters of Credit hereunder and execute and deliver documents, instruments, agreements, reports, statements and certificates in connection herewith.

      "BORROWING" means the total of Loans of a single type made by one or more Lenders to the Borrowers on a single date and for a single Interest Period. Borrowings of Loans are made ratably from each of the Lenders according to their Commitments.

      "BORROWING NOTICE" means the request of any of the Borrowers for Revolving Loans as further described in Section 3.C hereof.

      "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in Chicago, Illinois, and with respect to LIBOR Loans, a day on which dealings in United States Dollars may be carried on by the Agent or the Reference Bank in the London interbank eurodollar market.

      "CALCULATION PERIOD" is as defined and included in the definition of Historical Pro Forma Interest Coverage Ratio.

      "CAPITAL EXPENDITURES" means all payments, expenditures and the obligations incurred by a Person for the purchase, creation, improvement, replacement, substitution, addition, renovation or lease of a fixed or capital asset with a useful life of more than one year and which are required to be classified or accounted for as a capital asset or capital lease on the balance sheet or statement of operations of such Person, as determined in accordance with GAAP, including equipment which is purchased simultaneously with the trade-in of existing equipment owned by such Person to the extent of the gross amount of the purchase price of such purchased equipment less the book value of the equipment being traded in at such time, but excluding (a) expenditures made in connection with the replacement or restoration of assets, to the extent such replacement or restoration is financed out of (i) insurance proceeds paid on account of the loss of or damage to the assets so replaced or restored or (ii) awards or compensation arising from the taking by condemnation or eminent domain of the assets so replaced, (b) any portion of capital lease obligations that is not required to be capitalized on such Person's balance sheet, and (c) interest capitalized during construction.

      "CLOSING DATE" means the later of the date hereof or the date on which all of the conditions precedent to the Loans set forth in Section 6 hereof have been fully satisfied.

      "CLOSING FEE" is defined at Section 4.B hereof.

      "COLLATERAL" means all "Collateral" (or other property which is subjected to a Lien in the relevant operative document) as defined in the Security Agreement, the Stock Pledge Agreement, the Mortgages or the Leasehold Mortgages (all as amended or supplemented), and shall also include any and all other property, tangible and intangible, on or in which a Lien has been granted to the Agent, for its benefit and the ratable benefit of the Lenders, pursuant to any other Loan Documents.

      "COMMITMENT" is defined at Section 2.A.1 hereof.

      "CONSOLIDATED" means the consolidation of accounts in accordance with GAAP, including principles of consolidation.

      "CONSOLIDATED NET INCOME" means, for any period, the net income of CWI and its Consolidated Subsidiaries for such period, before the payment of dividends on all capital stock, determined in accordance with GAAP.

      "CONTINGENT LIABILITY" or "CONTINGENT LIABILITIES" means any agreement, undertaking or arrangement by which any Person (i) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsement of instruments in the course of collection), or (ii) guarantees the payment of dividends or other distributions upon the shares of any other Person, or (iii) undertakes or agrees (contingently or otherwise) (a) to purchase, repurchase, or otherwise acquire any Debt, obligation or liability or any security therefor, or (b) to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or (c) to maintain solvency, assets, level of income or other financial condition, or (d) to make payment other than for values received. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the debt, obligation or other liability guaranteed or supported thereby.

      "DEBT" of any Person means all items of indebtedness, obligation or liability of any kind or nature, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, of such Person, including without limitation and without duplication: Contingent Liabilities of such Person; any indebtedness secured by a Lien on or payable out of the proceeds or production from any property of such Person regardless of whether such indebtedness has been assumed by such Person; obligations representing the deferred purchase price of property; obligations which are evidenced by notes, acceptances, or other instruments; capitalized lease obligations; and obligations in respect of letters of credit.

      "DEFAULT" means any event which, with the giving of notice or the passage of time or both, would constitute, become or mature into an Event of Default.

      "DEFAULT RATE" is as defined at Section 3.G hereof.

      "EBITDA" means, for any period, on a Consolidated basis for the Borrowers, the sum for such period of (a) Consolidated Net Income, PLUS (b) depreciation and amortization expense deducted in the determination of such Consolidated Net Income, PLUS (c) Interest Expense deducted in the determination of such Consolidated Net Income, PLUS (d) federal and state income taxes as determined in accordance with GAAP and deducted in the determination of such Consolidated Net Income, and MINUS (e) any items of gain which are extraordinary items as defined in GAAP to the extent reflected in the determination of such Consolidated Net Income.

      "EMPLOYEE PLAN" means any pension, retirement, disability, medical, dental or other health plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan, or other employee benefit plan or arrangement, including, without limitation, those pension, profit-sharing and retirement plans of the Group described from time to time in the Financial Statements and any pension plan, welfare plan, Defined Benefit Pension Plans (as defined in ERISA) or any multi-employer plan, maintained or administered by any of the Borrowers or any Affiliate of any of the Borrowers, to which the Borrowers or any Affiliate of the Borrowers is a party or may have any liability or by which any of the Borrowers or any Affiliate is bound.

      "ENVIRONMENTAL INDEMNITY AGREEMENT" means that certain Environmental Indemnity Agreement of even date herewith in favor of the Agent, for its benefit and the benefit of the Lenders, executed by the Borrowers, as amended or supplemented.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations issued thereunder or in connection therewith.

      "EURODOLLAR RESERVE PERCENTAGE" is defined in Section 3.A hereof.

      "EVENT OF DEFAULT" means an event or occurrence described in Section 9 of this Agreement.

      "EXPIRATION DATE" is defined at Section 2.A.1 hereof.

      "FEDERAL FUNDS RATE" means the rate for that day set forth opposite the caption "Federal Fund (Effective)" in the daily statistical release designated as "Composite 3:30 p.m. Quotations for U.S. Government Securities," or any successor publication, published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, the arithmetic average of the rates quoted to the Agent as the prevailing rates per annum (rounded upward, if necessary, to the next higher 1/100 of 1%) bid at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day by two or more New York or Chicago Federal funds dealers of recognized standing selected by the Agent for the purchase at face value of Federal funds in the secondary market in an amount comparable to the principal amount owed for which such rate is being determined.

      "FINANCIAL ASSURANCE" means the financial assurance (whether in the form of a bond, letter of credit, cash or otherwise) required pursuant to any Law, including Chapter 1200-1-7-.03 of the Solid Waste Processing and Disposal Regulations of the Act.

      "FINANCIAL STATEMENTS" means all of the balance sheets, statements of income and retained earnings and statements of cash flow or changes in financial position of the Borrowers for each Fiscal Year or each month or quarter thereof which have been delivered to the Agent on or prior to the date hereof and which are to be delivered to the Agent pursuant to Section 8.A.2 of this Agreement.

      "FISCAL YEAR" means the fiscal year of CWI and its Subsidiaries ending on December 31 for each year.

      "GAAP" means generally accepted accounting principles, applied on a basis consistent with prior periods; provided, however, that GAAP with respect to any interim financial statements or reports shall be deemed subject to year-end adjustments and footnotes made in accordance with GAAP.

      "HISTORICAL PRO FORMA INTEREST COVERAGE" means, for any twelve month period ending as at the end of the calendar quarter preceding the month in which a Borrower proposes to make an acquisition which is permitted under Section 8.B.3 hereof (the "CALCULATION PERIOD"), the ratio of Pro Forma EBITDA to Pro Forma Interest Expense.

      "INTELLECTUAL PROPERTY RIGHTS" means all patents and patent applications, trademarks, copyrights, trade names, trade dress, trade secrets, service marks, trademarks and service mark registrations and applications, registrations and renewals thereof, confidential research development and commercial information, know-how and other proprietary information, together with any licenses of and license agreements pertaining to any of the foregoing, all rights corresponding to the foregoing and all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of and symbolized by each such trademark and service mark.

      "INTEREST EXPENSE" means, with respect to any Person, for any period, the aggregate interest expense, net of interest income, for such period (including, without duplication, all commissions, discounts, and other fees and charges owed with respect to letters of credit, the portion of any capitalized lease obligations allocable to interest expense, and capitalized interest) determined in accordance with GAAP (but in any event excluding interest on tax assessments to the extent such interest is included in deferred taxes).

      "INTEREST PERIOD" is defined at Section 3.D hereof.

      "INTEREST RATE CONTRACT" means interest rate protection, swap, or collar agreements, and other similar agreements or arrangements designed to provide protection against fluctuations in interest rates, pursuant to which any of the Borrowers has obligations to any Lender that may require payment in the future by any such Borrowers.

      "LANDFILLS" means any landfills owned by any of the Borrowers.

      "LAWS" means all ordinances, statutes, rules, regulations, codes, orders, injunctions, writs or decrees of any government, whether federal, state, municipal or local, of any political subdivision or agency thereof, or of any court, board or similar entity established by any of the foregoing.

      "L/C REFINANCING BORROWING" is defined at Section 3.C hereof.

      "LEASEHOLD MORTGAGES" is as defined at Section 6.A.17 hereof.

      "LEASEHOLDS" means all of the right, title and interest of any Borrower in, to and under any leases, licenses or other agreements, granting rights to a Borrower to enter, occupy or use real property.

      "LETTER OF CREDIT" is defined in Section 2.A.1 hereof.

      "LETTER OF CREDIT UTILIZATION" means, as of any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may be available for drawing under all Letters of Credit then outstanding plus
(ii) the aggregate amount of all drawings under Letters of Credit honored by the Agent and not theretofore reimbursed by the Borrowers.

      "LEVERAGE RATIO" is defined at Section 8.A.1.

      "LIBOR" is defined in Section 3.A hereof.

      "LIBOR LOAN" means a Loan bearing interest at the rate specified in
Section 3.A(b) hereof.

      "LIEN" means any security interest, mortgage, pledge, hypothecation, collateral assignment, lien (statutory or otherwise'), charge or encumbrance of any kind or nature whatsoever, any deposit or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, or any financing lease involving substantially the same economic effect as any of the foregoing.

      "LOAN" means a Revolving Loan and "LOANS" means the Revolving Loans, collectively and in the aggregate.

      "LOAN DOCUMENTS" means, collectively, any Application, Interest Rate Contract hereafter entered into, and all of those documents set forth and described in Section 6 hereof, as amended, modified, supplemented or restated from time to time, and any facilities or agreements in replacement thereof.

      "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System.

      "MATERIALLY ADVERSE EFFECT" means, relative to any occurrence, event, condition or circumstance, or any change therein, of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a materially adverse effect on: (i) the assets of or the business, revenues, financial condition, operations or prospects of the Borrowers taken as a whole; or (ii) the ability of the Borrowers, taken as a whole, to timely or fully perform any of the payment or other material obligations involving any of their Debt.

      "MONIES" means (i) all cash at any time on deposit with or held by the Agent or any other bank or institution for the account of any Borrower, (ii) all accounts of any of the Borrowers with the Agent or any other bank or institution, (iii) all investments and reinvestments of amounts from time to time credited to such accounts, and (iv) all interest, dividends, distributions and other proceeds payable on or with respect to such investments and reinvestments and such accounts.

      "MORTGAGES" and "MORTGAGED PROPERTIES" are as defined in Section 6.A.16 hereof.

      "NET WORTH" means, at any time, the total of Stockholders' Equity and Subordinated Debt.

      "NOTE(s)" means the Revolving Note(s).

      "OBLIGATIONS" means each and every promise, agreement, covenant, debt and all other liabilities, obligations and indebtedness of any of the Borrowers, their successors or assigns, to the Lenders or any Lender or the Agent, whether primary, secondary, contingent, direct, or indirect, howsoever incurred, created, arising or evidenced, whether presently or hereafter existing, evidenced, arising or becoming due, which such promise, agreement, covenant, debt, liabilities, obligations or indebtedness arises from or in connection with the Loans or under this Agreement, the Notes, the Applications, the Letters of Credit (including reimbursement obligations with respect thereto), any Interest Rate Contract or any other Loan Documents, or any refinancings, substitutions, extensions, renewals, replacements and modifications for or of the foregoing, or the enforcement by the Agent or the Lenders of their rights and remedies under any or all of the foregoing (including all costs, expenses and reasonable attorneys' and paralegals' fees and expenses incurred by the Agent or the Lenders).

      "PERMITTED INVESTMENTS" means (i) cash, (ii) readily marketable securities issued or guaranteed by the government of the United States of America or any agency thereof having a maturity at the time of issuance of not exceeding one year, (iii) commercial paper rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., having a maturity at the time of issuance not exceeding one year, and money market funds invested in short-term securities rated at least as provided in the preceding clause,
(iv) certificates of deposit of or demand or time deposits with or repurchase agreements of any commercial bank which is organized under the laws of the United States of America or any state thereof and has capital and surplus of in excess of $100,000,000, and demand deposits or local operating accounts with the Lenders or any other financial institutions acceptable to the Agent, (v) property used in the ordinary course of business, the purchase of which does not otherwise violate or cause or result in a violation of any provision hereof,
(vi) current assets arising from the sale of goods and services in the ordinary course of business, (vii) loans or advances to employees in the ordinary course of business, and loans to officers not in excess of $200,000 at any time outstanding, (viii) unsecured intercompany loans or advances to or among the Borrowers, which do not otherwise violate or cause or result in a violation of any provision hereof, (ix) existing investments in existing Subsidiaries of CWI and (x) acquisitions permitted under Section 8.B.3 hereof.

      "PERMITTED LIENS" means any Liens (i) provided for hereunder or under the Loan Documents in favor of the Agent; (ii) for taxes or assessments not yet due and payable; (iii) of vendors incurred in the ordinary course of business, payment with respect to which is not then due and payable; (iv) which arise out of pledges or deposits under any Laws relating to workers' compensation, unemployment insurance, old age pensions or other social security or retirement benefits; (v) which are being contested in good faith by appropriate and lawful proceedings, so long as levy and execution thereon have been and continue to be stayed and which do not materially impair or adversely affect the value or use of the assets and properties of any Borrower or the operation or condition of the business of any Borrower; (vi) for current taxes not yet due and payable with respect to the Mortgaged Properties, zoning restrictions, easements, licenses, reservations, restrictions on the use of the Mortgaged Properties or minor irregularities incident thereto which do not impair the value thereof for the purpose of which they are used; (vii) which are existing on Equipment and/or Fixtures of any Borrower and are set forth on SCHEDULE 7.G hereto, PROVIDED, HOWEVER, that the Debt secured by existing Liens on Equipment and/or Fixtures shall not be increased and such Debt shall not be secured by any Equipment and/or Fixtures other than that securing such Debt as of the date hereof; (viii) which are purchase money security interests on

Equipment and/or Fixtures (exclusive of any such Liens referred to in subparagraph (vii) above) securing the deferred purchase price thereof within the limitations of and as may be permitted under Section 8.B.2(a)(viii) hereinafter; PROVIDED, HOWEVER, that any such Lien shall attach only to the Equipment and/or Fixture financed by the holder of such Lien; (ix) on cash collateralizing Financial Assurance not to exceed the amount of such Financial Assurance; (x) which are existing on Accounts of any Borrower and are set forth on SCHEDULE 7.G hereto; or (xi) with respect to the property of any new Subsidiary of any of the Borrowers which becomes a Subsidiary after the date hereof, so long as such Liens are either incurred in connection with an acquisition by the Borrowers permitted under Section 8.B.3 hereof or were in existence prior to such acquisition.

      "PERSON" means any individual, sole proprietorship, joint venture, partnership, association, unincorporated organization, joint-stock company or association, trust, corporation, entity, institution or government body (or agency or political subdivision thereof).

      "PLEDGED SHARES" means the shares of common and preferred stock of each of the Subsidiaries owned directly by CWI and the shares of common and preferred stock of the Subsidiaries owned directly by CWI Ventures, Inc., WPP Services, Inc., Karat Corp., FLL, Inc., Victory Waste Incorporated, G.E.M. Environmental Management, Inc., and Greenfield Environmental Development Corp., all of which are pledged to the Agent, for its benefit and the ratable benefit of the Lenders, pursuant to the Stock Pledge and Security Agreement of even date herewith among the Agent, CWI and the other Pledgors ("PLEDGORS") referred to therein (the "STOCK PLEDGE AGREEMENT").

      "PRIME RATE" means the rate of interest announced or referred to by the Agent from time to time as its prime rate for interest rate determinations, with each change in such Prime Rate to take effect on the same day such change is announced by the Agent. The use of the term "Prime Rate" herein or in any Note is not intended nor does it imply that said rate of interest is a preferred rate of interest or one which is offered by the Agent to its most creditworthy customers.

      "PRIME RATE LOAN" means a Loan bearing interest at the rate specified in
Section 3.A(a) hereof.

      "PRO FORMA EBITDA" means, for any Calculation Period, EBITDA for the Borrowers and, or including, any Subsidiaries of the Borrowers acquired during the Calculation Period and/or to be acquired and with respect to which the calculation of Historical Pro Forma Interest Coverage Ratio is being made, determined in accordance with GAAP and calculated as if all such acquired and to be acquired Subsidiaries had been owned by the Borrowers throughout the Calculation Period (with such calculation, to the extent involving EBITDA of such Subsidiaries, being made by reference to such Subsidiaries' audited financial statements as such may be adjusted by agreement between the Agent and CWI), provided that excluded from the determination and calculation shall be: (i) that portion of EBITDA derived from landfill operations the remaining permitted or useful life of which is less than two years after the Termination Date; and (ii) that portion of EBITDA which is derived from all Subsidiaries that are not wholly-owned by CWI (other than Victory Waste Incorporated and G.E.M. Environmental Management Inc.) and, in the aggregate, is in excess of 10% of the total of the Pro Forma EBITDA that would have resulted had such exclusion not been made.

      "PRO FORMA INTEREST EXPENSE" means, for any Calculation Period, annualized Interest Expense on existing Debt of the Borrowers and all of their Subsidiaries PLUS annualized Interest Expense on Debt to be outstanding, incurred or assumed by any of the Borrowers or their Subsidiaries in connection with the acquisition with respect to which the calculation of Historical Pro Forma Interest Coverage Ratio is being made. In determining the amount of Interest Expense in the course of the calculation of Pro Forma Interest Expense:
(i) with respect to any Debt being considered which was not outstanding during the entire period included in the Calculation Period, interest on such Debt for such period during the Calculation Period shall be computed by assuming that such Debt was in existence from and at the beginning of the Calculation Period; and (ii) if the terms of the Debt referred to in the preceding clause (i) are such that interest thereon for such prior period of time would have been calculated at a varying rate per annum, a formula rate, or a fixed rate per annum based on a varying index, then for the purpose of making such determination of Interest Expense, interest on such Debt for such prior period shall be computed by assuming that the rate of interest which would have been in effect during such prior period was the rate of interest in effect on the calculation date involved.

      "REFERENCE BANK" means ABN/AMRO Bank, N.V.

      "REFUNDING BORROWING" is defined in Section 3.C(d) hereof.

      "REQUIRED LENDERS" means as of the date of determination thereof, those Lenders holding at least 66-2/3% the Commitments or, in the event that no Commitments are outstanding hereunder, those Lenders holding at least 66-2/3% in aggregate principal amount of the Loans outstanding hereunder.

      "RESTRICTED PAYMENTS" means (i) any dividend payment or other distribution, direct or indirect, of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of any Borrower which is not a wholly-owned Subsidiary of CWI, or (ii) any exchange, conversion, repurchase, purchase, redemption, retirement, sinking fund or other similar acquisition for value, direct or indirect, of any shares of any class of capital stock of any Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, or (iii) any payment or repayment of principal of, premium (if any), or interest on any Subordinated Debt, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Subordinated Debt, unless permitted by the terms of the document or instrument pursuant to which said Subordinated Debt is created and which have been approved by the Agent.

      "SEC" means the Securities and Exchange Commission.

      "SECURITY AGREEMENT" means that certain Security Agreement of the Borrowers in favor of the Agent, for its benefit and the ratable benefit of the Lenders, of even date herewith, as the same may be amended or supplemented.

      "STATED AMOUNT" of each Letter of Credit means the total amount of the Letter of Credit available for drawing thereunder.

      "STOCK PLEDGE AGREEMENT" is as defined and included in the definition of Pledged Shares.

      "STOCKHOLDERS' EQUITY" means the sum of the capital stock, additional paid-in-capital and retained earnings (after deducting treasury stock) as determined in accordance with GAAP.

      "SUBORDINATED DEBT" means Debt for money borrowed by any Borrower if, but only to the extent that, the payment and, if permitted hereunder, any collateral therefor is and remains at all times subordinated to the Obligations and the collateral and other security therefor, on terms and conditions satisfactory to the Agent.

      "SUBSIDIARY" with respect to any Person means any corporation or other business entity of which more than fifty percent (50%) of the outstanding common stock or other ownership interests is owned, directly or indirectly, by such Person.

      "TANGIBLE NET WORTH" means Stockholders' Equity PLUS Subordinated
Debt, LESS all intangible assets (treated as such in accordance with GAAP), including: all investments in unconsolidated subsidiaries; unamortized debt discount and deferred charges; goodwill; patents, trade names, trademarks, copyrights, franchises; customer lists; unamortized restrictive covenants; unamortized organization expenses and administrative costs; deposits; loans and advances to Affiliates, stockholders, directors, officers, employees or relatives of the foregoing;

land options; and the excess of cost of shares acquired over book value of related assets.

      "TDHE" means the Tennessee Department of Health and Environment, or any successor department or agency.

      "TERMINATION DATE" means March 28, 1998.

      "UCC" means the version of the Uniform Commercial Code as enacted in Illinois, as amended from time to time.

      "VOLINI" means Thomas A. Volini, the Chairman and Chief Operating Officer of CWI as of the date hereof.

      "WORKING CAPITAL RATIO" means the ratio of current assets to current liabilities (excluding current maturities of long-term Debt), as such amounts would be determined in accordance with GAAP, and in any event excluding from current assets any intangible and other assets excluded in determining Tangible Net Worth.

      Section 1.B. Any accounting terms used but not otherwise defined herein shall have their customary meanings as defined in, pursuant to, or in accordance with GAAP. All other terms used but not otherwise defined herein shall have the meanings provided by the UCC to the extent said terms are used or defined therein.

      Section 1.C. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the other Loan Documents.

      Section 1.D. In this Agreement and each other Loan Document, unless a clear contrary intention appears: (i) the singular number includes the plural number, and VICE VERSA; (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (iii) reference to any gender includes each other gender; (iv) references to any agreement (including this Agreement and the SCHEDULES, APPENDICES AND EXHIBITS hereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor; (v) unless the context indicates otherwise, reference to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section hereof or Schedule, Appendix or Exhibit hereto; (vi) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof; (vii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and (viii) relative to the determination of any period of time, "from" means "from and including" and "to" and "through" means "to but excluding."

      Section 1.E. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the Borrowers' audited financial statements for the Fiscal Year ending December 31, 1993, and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either CWI or the Required Lenders may by notice to the Lenders and CWI, respectively, require that the Lenders and the Borrowers negotiate in good faith to amend such covenant, standard or term so as equitably to reflect such change in GAAP, with the desired result being that the criteria for evaluating the financial condition of the Borrowers shall be the same as if such change had not been made.

SECTION 2.        CREDIT FACILITY.

      Section 2.A. REVOLVING LOANS AND REVOLVING NOTES. Subject to the terms and conditions of this Agreement, the Lenders agree to lend to the Borrowers the Revolving Loans as provided in this Section.

      2.A.1.      REVOLVING LOANS.  Subject to the terms and conditions of
this Agreement, the Lenders agree to lend to the Borrowers from time to time until the earlier of the Termination Date or the occurrence of either a Default or an Event of Default hereunder (the earlier of such date being hereinafter referred to as the "EXPIRATION DATE"), such sums, in a minimum amount(s) as set forth in Section 3.B hereof, as Borrowers may request from time to time by a Borrowing Notice pursuant to Section 3.C hereof; provided, however, that the aggregate principal amount of all loans outstanding under this Section 2.A.1 (individually, a "REVOLVING LOAN" or "LOAN" or, collectively, the "REVOLVING LOANS" or "LOANS") plus the Stated Amount of all letters of credit issued pursuant to Section 2.B hereof (the "LETTERS OF CREDIT") at any one time shall not exceed Forty-Five Million Dollars ($45,000,000) (such amount hereinafter referred to as the "COMMITMENT" and/or cumulatively for all Lenders as the or their "COMMITMENTS"). Each Borrowing of Loans shall be made ratably from the Lenders in proportion to their respective Commitments. Subject to the terms and conditions hereof, the Borrowers may borrow or repay and reborrow hereunder, from the date hereof until the Expiration Date, either the full amount of the Commitments or any lesser sum in the minimum amounts referred to herein. If, at any time, the Loans plus the Stated Amount of outstanding Letters of Credit exceed the Commitment, the Borrowers shall immediately notify the Agent of the existence of and pay to the Agent the amount of such excess. The maximum amount of the Commitment of each Lender, which is also the maximum amount of Loans which each Lender agrees to extend to the Borrowers, shall be as set forth opposite its name on the applicable signature page hereof (subject to any reductions thereof pursuant to the terms hereof). For all purposes of this Agreement, where a determination of the unused or available amount of the Commitment is necessary, the Loans and the Letter of Credit Utilization shall be deemed to utilize the Commitments. The obligations of the Lenders hereunder are several and not joint and no Lender shall under any circumstances be obligated to extend credit hereunder in excess of its Commitment.

      2.A.2.      REVOLVING NOTE.  In order to evidence the Loans, at the time of the making of the initial Loan, the Borrowers will execute and deliver a promissory note(s) payable to the order of each Lender in the principal amount of its Commitment, substantially in the form of EXHIBIT A hereto, with appropriate insertions (together with any and all amendments, modifications, supplements, substitutions, renewals, extensions and restatements, thereof and therefor, whether individually or collectively, the "REVOLVING NOTE" or "NOTE" or the "REVOLVING NOTES" or "NOTES"). The Loans and the Notes shall mature on the Termination Date and shall bear and pay interest as set forth in Section 3 hereof.

      Section 2.B.      LETTERS OF CREDIT.

      (a) GENERAL TERMS. Subject to all of the terms and conditions hereof, the Commitment may be availed of in the form of Letters of Credit, provided that the aggregate outstanding amount of Letter of Credit Utilization by the Borrowers hereunder shall in no event exceed the lesser of (aa) the unused amount of the Commitments or (bb) $5,000,000. The Letters of Credit shall be issued by the Agent, but each Lender shall be obligated to reimburse the Agent for a PRO RATA share of the amount of each draft drawn thereunder and, accordingly, each Letter of Credit shall be deemed to utilize the Commitments of all Lenders PRO RATA in accordance with the respective amounts thereof. For all purposes of this Agreement, each Existing Letter of Credit shall be deemed to be a Letter of Credit issued hereunder.

      (b) TERM. Each Letter of Credit issued hereunder shall expire not later than the Termination Date. On the Expiration Date or on such earlier date on which the Commitments are terminated or the Notes are accelerated, the Borrowers shall pay to the Agent an amount equal to the aggregate amount undrawn on all the Letters of Credit which are outstanding on that date to be held as cash collateral for the Obligations in respect of such Letters of Credit.

      (c) GENERAL CHARACTERISTICS. Each Letter of Credit issued hereunder shall be a standby letter of credit, shall be payable in U.S. dollars, shall conform to the general requirements of the Agent for the issuance of standby letters of credit as to form and substance, shall be a letter of credit which the Agent may lawfully issue, and shall be issued for the account of the Borrowers.

      (d) APPLICATIONS; REIMBURSEMENT. At the time any Borrower requests any Letter of Credit to be issued (or prior to the first issuance of a Letter of Credit, in the case of a continuing application), an Authorized Officer shall execute and deliver to the Agent an application for such Letter of Credit in the form customarily prescribed by the Agent for a Letter of Credit of the type requested (the "APPLICATIONS"). The terms, conditions and provisions of all Applications are incorporated herein by reference and made a part hereof, provided that if there is a direct and irreconcilable conflict between the terms, conditions and/or provisions of an Application and the specific provisions of this Agreement, this Agreement shall be controlling. A copy of the current form of Application customarily prescribed by the Agent is attached as EXHIBIT B hereto. Subject to the other provisions of this Section 2.B, the Borrowers' obligation to reimburse the Agent for drawings under a Letter of Credit shall be absolute, unconditional and irrevocable under any and all circumstances and governed by the Application for such Letter of Credit, except that in any event the Borrowers' reimbursement for a drawing shall be made to the Agent by no later than the same Business Day which is the date when such drawing was paid. In the event that the Agent is not reimbursed by such time for the amount of any draft drawn under a Letter of Credit issued hereunder, the obligation of the Borrowers to reimburse it for the amount of such draft so paid by the Agent shall bear interest (which the Borrowers hereby promise to pay) from and after the date such draft was paid until such reimbursement is made at the rate per annum determined by adding the Default Rate to the rate of interest for Prime Rate Loans as from time to time in effect. Anything contained in the Applications to the contrary notwithstanding, the Borrowers shall pay fees in connection with Letters of Credit as set forth in Sections 4.D and 4.E hereof. Subject to the conditions contained in Section 6.C., the Borrowers may satisfy their reimbursement obligations with respect to drawings under Letters of Credit by borrowing Prime Rate Loans hereunder in accordance with Section 3.C.

      (e) CHANGE IN LAW. If the Agent or any Lender shall determine in good faith that any change in any applicable law, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary of other authority having jurisdiction over such Lender (whether or not having the force of law) shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against the Letters of Credit, or the Agent's or such Lender's or any Borrower's liability with respect thereto; or

            (ii) impose on the Agent or such Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, the Applications or the Letters of Credit;

and the Agent or such Lender shall determine in good faith that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to the Agent or such Lender of issuing, maintaining or participating in the Letters of Credit hereunder, then the Agent or such Lender shall use its best efforts to give the Borrowers prompt notice thereof and the Borrowers shall pay on demand to the Agent or such Lender from time to time as specified by the Agent or such Lender such additional amounts as the Agent or such Lender shall reasonably determine are sufficient to compensate and indemnify it (computed commencing on the effective date of any event mentioned herein) for such increased cost. If the Agent or a Lender makes such a claim for compensation, it shall provide to the Borrowers a certificate setting forth such increased costs as a result of any event mentioned herein and such certificate shall be PRIMA FACIE evidence as to the amount thereof.

      (f) PARTICIPATION IN LETTERS OF CREDIT. Each Lender shall participate on a PRO RATA basis in the Letters of Credit issued by the Agent, which participation shall automatically arise upon the issuance of each Letter of Credit. Each Lender unconditionally agrees that in the event the Borrowers do not reimburse the Agent by the time such reimbursement is due (as set forth in subsection (d) above) for the amount paid by the Agent on any draft presented under a Letter of Credit, then in that event such Lender shall pay to the Agent that portion of the amount of each draft so paid by the Agent which is equal to the same percentage of the amount so paid as the percentage which its Commitment bears to the aggregate of the Commitments and in return such Lender shall automatically receive an equivalent percentage participation in the rights of the Agent to obtain reimbursement from the Borrowers for the amount of such draft, together with interest thereon as provided for herein. In the event that any Lender fails to honor its obligation to reimburse the Agent for its PRO
RATA share of the amount of any such draft, then in that event (i) each other Lender shall pay to the Agent its PRO RATA share of the payment due the Agent from the defaulting Lender (provided that no Lender shall be required to make such payment to the extent that the payment, when taken together with the amount outstanding to such Lender under the Revolving Credit, would exceed such Lender's Commitment), (ii) the defaulting Lender shall have no right to participate in any recoveries from the Borrowers in respect of such draft and
(iii) all amounts to which the defaulting Lender would otherwise be entitled under the terms of this Agreement shall first be applied to reimbursing the Lenders for their respective PRO RATA shares of the defaulting Lender's portion of the draft, together with interest thereon at the rate provided for in subsection (d) above. Upon reimbursement to other Lenders pursuant to clause
(iii) above of the amount advanced by them to the Agent in respect of the defaulting Lender's share of the draft, together with interest thereon, the defaulting Lender shall thereupon be entitled to its participation in the Agent's rights of recovery against the Borrowers in respect of the draft paid by the Agent.

      (g) ABSOLUTE NATURE OF OBLIGATIONS. The obligation of Borrowers to reimburse the Agent, and of Lenders to make payments to Agent with respect to Letters of Credit, shall be irrevocable and shall not be subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

            (i) Any lack of validity or enforceability of this Agreement, any Letter of Credit or any of the other Loan Documents;

            (ii) The existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower and the beneficiary named in any Letter of Credit);

            (iii) Any draft, certificate or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) The surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

            (v) Payment by the Agent under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; provided, that such payment does not constitute gross negligence or willful misconduct of the Agent; or

            (vi) Any other circumstance or happening whatsoever which would give rise to a defense against payment or is similar to any of the foregoing.

SECTION 3.        GENERAL PROVISIONS APPLICABLE TO ALL LOANS.

      Section 3.A. APPLICABLE INTEREST RATES. The Borrowers may elect that each Borrowing of Loans be made by means of a Prime Rate Loan or a LIBOR Loan; provided, however, that there shall not be more than five Borrowings of Libor Loans outstanding at any time.

      (a) PRIME RATE LOANS. Each Prime Rate Loan made by the Lenders shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) at a rate per annum equal to the higher of

            (i) the Prime Rate from time to time in effect plus the Applicable Margin, or

            (ii) one percent (1%) over the Federal Funds Rate from time to time in effect plus the Applicable Margin,

with such interest to be payable on the last day of each calendar quarter and at maturity (whether by acceleration or otherwise), commencing March 31, 1995.

      (b) LIBOR LOANS. Each LIBOR Loan made by the Lenders shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable LIBOR Margin plus the Adjusted LIBOR, payable on the last day of the applicable Interest Period and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the date such Loan is made.

      "ADJUSTED LIBOR" means, for any Borrowing of LIBOR Loans, a rate per annum determined in accordance with the following formula:

                                              LIBOR
                              ------------------------------------
      Adjusted LIBOR =        100% - Eurodollar Reserve Percentage

      "LIBOR" means, for an Interest Period for a Borrowing of LIBOR Loans, the rate of interest per annum (rounded upwards, if necessary, to nearest 1/100 of 1%) at which deposits in U.S. dollars in immediately available funds are offered by the Agent or the Reference Bank at approximately 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by prime banks in the interbank eurodollar market for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the LIBOR Loan scheduled to be made by the Lenders as part of such Borrowing.

      "EURODOLLAR RESERVE PERCENTAGE" means, for any Borrowing of LIBOR Loans, the daily average for the applicable Interest Period of the maximum rate at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on "eurocurrency liabilities," as defined in such Board's Regulation D, (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extension of credit or other assets that include loans by non-United States offices of any Lender to United States residents) subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the LIBOR Loans shall be deemed to be "eurocurrency liabilities" as defined in Regulation D.

      (c) MARGIN AND RATE DETERMINATIONS. The Agent shall determine each interest rate applicable to the Loans hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error. Not later than fifteen (15) days after the Agent's receipt of the quarterly financial statements required by Section 8.A.2 hereof for a given fiscal quarter and (unless the Required Lenders in their sole discretion do not so require) a letter from the Borrowers requesting a change in the Applicable Margin, Applicable L/C Margin and Applicable LIBOR Margin (collectively, the
"MARGINS"), accompanied by a certificate signed by the chief financial officer of CWI computing the Leverage Ratio as of the close of the most recently completed calendar quarter, the Agent shall determine whether such financial information indicates such a change in the Leverage Ratio as would justify a change in the Margins and shall then notify the Borrowers and the Lenders of such determination and of any change in the Margins resulting therefrom. Any change in the Margins shall be effective retroactively as of the close of the most recently completed calendar quarter (with any additional payment or refund of interest or Letter of Credit fees to be made within two (2) Business Days after the date the Agent so notifies the Borrowers and Lenders of such change) and with such new Margins to continue in effect until the effectiveness of the next redetermination thereof. Any determination by the Agent of the Leverage Ratio shall be conclusive and binding upon the Borrowers provided that it has been made reasonably and in good faith. If the Borrowers fail to timely submit the quarterly financial statements, letter and certificate referred to above, the Margins as of the close of the most recently completed calendar quarter shall be, respectively, the Normal L/C Margin, the Normal LIBOR Margin, and the Normal Margin.

      Section 3.B. MINIMUM AND MAXIMUM BORROWING AMOUNTS. Each Borrowing of Prime Rate Loans (other than an L/C Refinancing Borrowing) shall be in an amount not less than $250,000 or any larger amount that is an integral multiple of $25,000. Each Borrowing of LIBOR Loans shall be in an amount not less than $1,000,000, or any larger amount that is an integral multiple of $100,000.

      Section 3.C.      BORROWING PROCEDURES.

      (a) NOTICE TO THE AGENT. The Borrowers shall give telephonic or telecopy notice to the Agent in the form attached hereto as EXHIBIT N (the "BORROWING NOTICE") (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) by no later than 10:00 a.m. (Chicago time) (i) on the date at least three (3) Business Days prior to the date of each requested Borrowing of LIBOR Loans and (ii) on the date of any requested Borrowing of Prime Rate Loans. Each such notice shall specify the date of the requested Borrowing (which shall be a Business Day), the amount of the requested Borrowing, the type of Loans to comprise such Borrowing and, if such Borrowing is to be comprised of LIBOR Loans, the Interest Period applicable thereto. The Borrowers agree that the Agent may rely on any such telephonic or telecopy notice given by any person the Agent in good faith believes is an Authorized Officer without the necessity of independent investigation and in the event any notice by such means conflicts with the written confirmation, such notice shall govern if the Agent has acted in reliance thereon.

      (b) NOTICE TO THE LENDERS. The Agent shall give prompt telephonic, telex or telecopy notice to each of the Lenders of any Borrowing Notice received pursuant to Section 3.C(a) above and, if such notice requests the Lenders to make LIBOR Loans, the Agent shall give notice to the Borrowers and each of the Lenders by like means of the interest rate applicable thereto promptly after the Agent has made such determination. The Agent shall promptly confirm in writing (including by telex or telecopy) any such notice provided by telephone, but the failure to provide such confirmation shall not affect the obligations of the Borrowers and the Lenders under this Agreement.

      (c) BORROWERS' FAILURE TO NOTIFY. In the event the Borrowers fail to give notice pursuant to Section 3.C(a) above of the reborrowing of the principal amount of any maturing Borrowing or of a Borrowing to refinance a reimbursement obligation with respect to a Letter of Credit (an "L/C REFINANCING BORROWING") and has not notified the Agent by 10:00 a.m. (Chicago time) on the day such Borrowing matures or such reimbursement obligation becomes due that it intends to repay such Borrowing or such reimbursement obligation with funds not borrowed hereunder, the Borrowers shall be deemed to have requested a Borrowing of Prime Rate Loans on such day in the amount of the maturing Borrowing or of the reimbursement obligation then due, in each case subject to Section 6.C hereof, which new Borrowing shall be applied to pay, as the case may be, the maturing Borrowing or reimbursement obligation then due.

      (d) DISBURSEMENT OF LOANS. Not later than 12:00 noon (Chicago time) on the date of any Borrowing (a "FUNDING DATE") of LIBOR Loans or Prime Rate Loans, each Lender shall make available its Loan in funds immediately available in Chicago, Illinois at the principal office of the Agent, except to the extent such Borrowing is either a reborrowing, in whole or in part, of the principal amount of a maturing Borrowing of Loans (a "REFUNDING BORROWING") or an L/C Refinancing Borrowing, in which case each Lender shall record the Loan made by it as a part of such Refunding Borrowing or L/C Refinancing Borrowing, as the case may be, on its books or records or on a schedule to the appropriate Note, as provided in Section 3.H(b) hereof, and shall effect the repayment, in whole or in part, as appropriate, of its maturing Loan or reimbursement obligation through the proceeds of such new Loan. Subject to Section 6 hereof, the Agent shall make the proceeds of each Borrowing available to the Borrowers at the Agent's principal office in Chicago, Illinois.

            Unless the Agent shall have been notified by a Lender (no later than 5:00 p.m. (Chicago time) on the Business Day preceding the date of a requested Borrowing of LIBOR Loans and no later than 12:00 noon (Chicago time) on the date of a requested Borrowing of Prime Rate Loans), that such Lender does not intend to make available to the Agent such Lender's PRO RATA share of Borrowings as aforesaid, the Agent may assume that such Lender has made such amount available to the Agent and the Agent, in its sole discretion, may but need not make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender on or prior to a Funding Date, such Lender agrees to pay and Borrowers agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrowers until the date such amount is paid or repaid to the Agent, at (i) in the case of such Lender, the Federal Funds Rate (together with such other compensatory amounts as may be required to be paid by such Lender to the Agent pursuant to the rules for Interbank Compensation of the Council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time), and (ii) in the case of the Borrowers, the interest rate applicable at the time to the Borrowing made on such Funding Date. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's PRO RATA share of such Borrowing, and if both such Lender and the Borrowers shall have paid and repaid, respectively, such corresponding amount, the Agent shall promptly return to the Borrowers such corresponding amount in same day funds. Nothing in this Section shall be deemed to relieve any Lender of its obligation hereunder to make its PRO RATA share of Loans on the requested date of Borrowing, nor shall any Lender be responsible for the failure of any other Lender to perform its obligations to make any Loan hereunder, and the Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to performs its obligation to make a Loan. In the event that, at any time when no Event of Default exists hereunder, and the applicable conditions for funding set forth hereunder have been satisfied, a Lender for any reason fails or refuses to fund its PRO RATA share of a Loan (the funded portion of such Loan being hereinafter referred to as a "NON PRO RATA LOAN" and such Lender being hereinafter referred to as a "DEFAULTING LENDER"), then, until such time as such Defaulting Lender has funded its portion of the Loan which was previously a Non Pro Rata Loan, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Non Pro Rata Loan, all of the Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal, interest and fees in respect of all Non Pro Rata Loans in which the Defaulting Lender has not funded its PRO RATA share (such principal, interest and fees being referred to as "SENIOR LOANS"). All amounts paid by Borrowers and otherwise due to be applied to the obligations owing to the Defaulting Lender pursuant to the terms hereof shall be distributed by Agent to the other Lenders in accordance with their respective PRO RATA shares (recalculated for purposes hereof to exclude the Defaulting Lender's Commitment), until all Senior Loans have been paid in full. This provision governs only the relationship among Agent, the Defaulting Lender, and the other Lenders; nothing hereunder shall limit the obligation of Borrowers to repay all Loans in accordance with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the provisions of this section shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding any instruction of Borrowers as to its desired application of payments. In addition, no unused commitment fee shall accrue in favor of, or be payable to, such Defaulting

Lender from the date of such failure to fund until such failure has been cured.

      Section 3.D. INTEREST PERIODS. As provided in Section 3.C hereof, at the time of each request for the Borrowing of LIBOR Loans hereunder the Borrowers shall select an Interest Period applicable to such Loans from among the available options. The term "INTEREST PERIOD" means the period commencing on the date a Borrowing of LIBOR Loans is made and ending on the date, as the Borrowers may select, 1, 2, 3 or 6 months thereafter; PROVIDED, HOWEVER, that:

      (a) the Borrowers may not select an Interest Period that extends beyond the Termination Date;

      (b) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

      (c) for purposes of determining the Interest Period for a Borrowing of LIBOR Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; PROVIDED, HOWEVER, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

      Section 3.E. MATURITY OF LIBOR LOANS. Each LIBOR Loan shall mature and become due and payable by the Borrowers on the last day of the Interest Period applicable thereto.

      Section 3.F.      PREPAYMENTS.

      (a) GENERALLY. The Borrowers shall have the privilege of prepaying without premium or penalty and in whole or in part (but, if in part, then: (i) in an amount not less than $250,000 and in integral multiples of $25,000 in the case of Prime Rate Loans, and in an amount not less than $1,000,000 and in integral multiples of $100,000 in the case of LIBOR Loans and (ii) in an amount such that the minimum amount required for a Borrowing pursuant to Section 3.B hereof remains outstanding) on any Business Day upon prior notice to the Agent which must be received by the Agent (which shall advise each Lender thereof promptly thereafter) by no later than 10:00 a.m. (Chicago time) on the date of such prepayment in the case of Prime Rate Loans and by no later than 10:00 a.m. (Chicago time) on the date three

Business Days in advance of the date of such prepayment in the case of LIBOR Loans, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of LIBOR Loans, any compensation required by Section 3.J hereof. Partial prepayments of any outstanding type of Loan shall be applied to the various Borrowings thereof in the inverse order of their maturity.

      (b) REBORROWINGS. Any amount paid or prepaid on the Loans before the Expiration Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

      Section 3.G. DEFAULT RATE. If any payment of principal on any Loan or other monetary Obligation is not made when due (whether by acceleration or otherwise), such Loan or other monetary Obligation shall bear interest, after as well as before judgment (computed on the basis of a year of 360 days and actual days elapsed) from the date such payment was due until paid in full, payable on demand, at a rate per annum (the "DEFAULT RATE") equal to:

      (a) with respect to any Prime Rate Loan, the sum of three percent (3%) PLUS the Prime Rate from time to time in effect; and

      (b) with respect to any LIBOR Loan, the sum of two percent (2%) PLUS the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of three percent (3%) PLUS the Prime Rate from time to time in effect; and

      (c) with respect to other monetary Obligations for which a Default Rate is not otherwise specified, the sum of three percent (3%) PLUS the Prime Rate from time to time in effect.

      Section 3.H.      NOTES.

      (a) Each Loan made to the Borrowers by a Lender shall be evidenced by a promissory note of the Borrowers, dated the date hereof, payable to the order of each Lender in the principal amount of its Commitment, and otherwise be in the form of EXHIBIT A hereto.

      (b) Each Lender shall record on its books or records or on a schedule to the appropriate Note the amount of each Loan made by it to the Borrowers, the Interest Period thereof, all payments of principal and interest and the principal balance from time to time outstanding thereon, in respect of any LIBOR Loan, the interest rate applicable thereto, and, in respect of any Loan, the type of such Loan; provided that prior to the transfer of any Note all such amounts shall be recorded on a schedule to such

Note. The record thereof, whether shown on such books or records of a Lender or on a schedule to any Note, shall be PRIMA FACIE evidence as to all such amounts; PROVIDED, HOWEVER, that the failure of any Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrowers to repay all Loans made hereunder together with accrued interest thereon. At the request of any Lender and upon such Lender tendering to the Borrowers the Note to be replaced, the Borrowers shall furnish a new Note to such Lender to replace any outstanding Note and at such time the first notation appearing on a schedule on the reverse side of, or attached to, such Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

      Section 3.I. COMMITMENT TERMINATIONS. The Borrowers shall have the right at any time and from time to time, upon prior written notice to the Agent, to terminate without premium or penalty, in whole or in part, the Commitments, each such termination (whether in whole or in part) to be effective as of the close of the calendar quarter specified in such notice (provided such effective date occurs no earlier than thirty (30) Business Days after such notice) and each partial termination to be in an amount not less than $5,000,000 or any larger amount that is an integral multiple of $1,000,000 and to reduce ratably the respective Commitments of each Lender; provided that the Commitments may not be reduced to an amount less than the aggregate principal amount of Loans and Letter of Credit Utilization then outstanding. Any termination of Commitments pursuant to this Section 3.I may not be reinstated.

      Section 3.J. FUNDING INDEMNITY. In the event any Lender shall incur any loss, cost or expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:

      (a) any payment (including prepayment) of a LIBOR Loan on a date other than the last day of its Interest Period for any reason, whether before or after default, and whether or not such payment is required by any provisions of this Agreement, or

      (b) any failure (because of a failure to meet the conditions of Section 6 or otherwise) by the Borrower to borrow a LIBOR Loan on the date specified in a notice given pursuant to Section 3.C hereof, then, upon the demand of such Lender, the Borrowers shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrowers, with a copy to the Agent, a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be deemed rebuttably presumptive evidence of the correctness thereof.

      Section 3.K.      CHANGE IN CIRCUMSTANCES, ETC.

      (a) CHANGE OF LAW. Notwithstanding any other provisions of this Agreement or any Note, if at any time after the date hereof any change in applicable Law or in the interpretation thereof makes it unlawful for any Lender to make or continue to maintain LIBOR Loans or to give effect to its obligations as contemplated hereby, such Lender shall promptly give notice thereof to the Borrowers, with a copy to the Agent, and such Lender's obligations to make or maintain LIBOR Loans under this Agreement shall terminate until it is no longer unlawful for such Lender to make or maintain LIBOR Loans. The Borrowers shall prepay on demand the outstanding principal amount of any such affected LIBOR Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the Borrowers may then elect to borrow the principal amount of the affected LIBOR Loan from such Lender by means of a Prime Rate Loan from such Lender that shall not be made ratably by the Lenders but only from such affected Lender.

      (b) UNAVAILABILITY OF DEPOSITS OR INABILITY TO ASCERTAIN, OR INADEQUACY OF, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of LIBOR Loans:

            (i) the Agent advises the Borrowers that deposits in United States Dollars (in the applicable amounts) are not being offered to it or the Reference Bank in the interbank eurodollar market, for such Interest Period, or

            (ii) Lenders having 50% or more of the aggregate amount of the Commitments advise the Agent that LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Lenders of funding their LIBOR Loans for such Interest Period, then the Agent shall forthwith give notice thereof to the Borrowers and the Lenders, whereupon until the Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make LIBOR Loans shall be suspended.

      (c)   INCREASED COST AND REDUCED RETURN.

            (1) If on or after the date hereof, the adoption of any applicable Law, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) shall subject any Lender to any tax, duty or other charge with respect to the LIBOR Loans, its Notes or its obligation to make LIBOR Loans, or shall change the basis of taxation of payments of any Lender of the principal of or interest on its LIBOR Loans or any other amounts due under this Agreement in respect of its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender's principal executive office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposition or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any LIBOR Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender or shall impose on any Lender or on the interbank market any other condition affecting its LIBOR Loans, its Notes or its obligation to make LIBOR Loans;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any LIBOR Loan, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Notes with respect thereto, by an amount deemed by such Lender to be material, then, within fifteen (15) days after demand by such Lender (with a copy to the Agent), the Borrowers shall be obligated to pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction (computed commencing on the effective date of any event mentioned herein). Each Lender agrees to use its best efforts to give the Borrowers notice of the occurrence of any event mentioned herein.

      (2) If any Lender shall determine that the adoption after the date hereof of any applicable Law regarding capital adequacy, or any change in any existing Law, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any of its branches or any corporation controlling such Lender (or any of its branches or any corporation controlling such Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder or for the credit which is the subject matter hereof to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to liquidity and capital adequacy) by an amount deemed by such lender to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Borrowers shall pay to the Lender such additional amount or amounts reasonably determined by such Lender as will compensate such Lender for the reduction.

      (d) LENDING OFFICES. Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "LENDING OFFICE") for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a notice to the Borrowers and the Agent.

      (e) DISCRETION OF LENDER AS TO MANNER OF FUNDING. Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if each Lender had actually funded and maintained each LIBOR Loan through the purchase of deposits in the relevant market having a maturity corresponding to such Loan's Interest Period and bearing an interest rate equal to LIBOR, for such Interest Period.

SECTION 4.        FEES AND EXTENSIONS.

      Section 4.A. COMMITMENT FEE. The Borrowers shall pay to the Agent for the ratable account of the Lenders a commitment fee at the rate of one-half of one percent (0.5%) per annum (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily unused amount of the Commitment hereunder. For purposes of this Section 4.A, Letter of Credit Utilization shall constitute a usage of the Commitment for purposes of computing the commitment fee payable hereunder. Such commitment fee is payable in arrears on the last day of each March, June, September and December occurring after the date hereof (commencing March 31, 1995) and on the Expiration Date, unless the Commitment terminates in whole on an earlier date, in which event the fees for the period to the date of such termination in whole shall be paid on the date of such termination.

      Section 4.B. CLOSING FEE. The Borrowers shall pay to the Agent on the Closing Date such fees as shall be agreed to and set forth in a letter agreement among the Agent and the Borrowers of even date herewith (the "CLOSING FEE").

      Section 4.C. AGENT'S FEES. The Borrowers shall from time to time pay the Agent for its own use and benefit such fees as the Borrowers and the Agent have mutually agreed upon.

      Section 4.D. LETTER OF CREDIT FEES. On the last day of each March, June, September and December occurring after the date hereof (commencing March 31, 1995) and on the Expiration Date, the Borrowers shall pay to the Agent for the ratable account of the Lenders a fee at the rate equal to the Applicable L/C Margin per annum (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily Stated Amount under Letters of Credit outstanding during the calendar quarter ending on such date.

      Section 4.E. TRANSACTION CHARGES. The Borrowers shall pay to the Agent for its own account such issuing and processing fees and charges as the Agent from time to time customarily imposes in connection with the issuance, amendment, cancellation, negotiation and payment of letters of credit and drafts drawn thereunder, such fees to be paid in accord with the standard and customary practices of the Agent.

SECTION 5.        PLACE AND APPLICATION OF PAYMENTS.

      Section 5.A. PLACE AND APPLICATION OF PAYMENTS. All payments of principal of and interest on the Loans, reimbursement obligations with respect to Letters of Credit and all payments of fees and all other amounts payable under this Agreement shall be made to the Agent no later than 12:00 Noon (Chicago time) at the principal office of the Agent in Chicago, Illinois (or such other location in the State of Illinois as the Agent may designate to the Borrowers) for the benefit of the Lenders. Any payments received after such time shall be deemed to have been received by the Agent on the next Business Day. All such payments shall be made in lawful money of the United States of America, in immediately available funds at the place of payment, without setoff or counterclaim. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans, reimbursement obligations with respect to Letters of Credit or fees ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Alternatively, at its sole discretion, the Agent may charge against or debit any deposit account or other Monies of any Borrower on deposit with or in possession of the Agent (except any Monies of any Borrower at any time on deposit with the Agent collateralizing any Letters of Credit issued by the Agent on behalf of the Borrowers as Financial Assurance to TDHE), all or any part of any amount due hereunder or under the Notes. The Agent's right from time to time after the occurrence or happening of an Event of Default hereunder (which has not been cured or waived in a writing signed by the Agent) to set off indebtedness owing by Borrowers to the Agent against any Borrower's Monies, deposits, credits, accounts or other property now or at any time in the possession or control of the Agent, except as provided herein, is hereby acknowledged and agreed to by the Borrowers.

SECTION 6.  CONDITIONS PRECEDENT.

      Notwithstanding any other provisions of this Agreement, the Lenders, at their sole option and in their sole discretion, need not make any Loans to the Borrowers or issue any Letter of Credit for the account of the Borrowers, unless the conditions precedent described below are fulfilled:

      Section 6.A. DELIVERY OF DOCUMENTS AS CONDITIONS PRECEDENT. The delivery of each of the following documents, each of which shall be satisfactory to the Agent in substance and form, by on or behalf of the Borrowers to the Agent shall constitute separate and distinct conditions precedent to the effectiveness of this Agreement and the making of any Loans or issuance of any Letters of Credit:

      6.A.1.      AGREEMENT.  A copy of this Agreement duly executed by
Borrowers.

      6.A.2.      NOTE.  The Notes dated as of the Closing Date duly executed by the Borrowers and payable to the respective Lenders.

      6.A.3.      STOCK PLEDGE AGREEMENT.  The Stock Pledge Agreement in the
form of EXHIBIT C hereto duly executed by CWI and the other Pledgors, together with the stock certificates for the Pledged Shares and duly executed stock powers or assignments endorsed in blank.

      6.A.4.      ENVIRONMENTAL INDEMNITY AGREEMENT.  An Environmental
Indemnity Agreement in the form attached hereto as EXHIBIT D duly executed by the Borrowers.

      6.A.5.      SECURITY AGREEMENT.  A Security Agreement in the form
attached hereto as EXHIBIT E duly executed by the Borrowers.

      6.A.6.      FINANCING STATEMENTS.  UCC-1 financing statements executed by the Borrowers for filing with the offices indicated on SCHEDULE 6.A.6 hereto, and such other financing statements or fixture filings as the Agent may request from the Borrowers from time to time.

      6.A.7.      UCC AND OTHER SEARCH RESULTS.  Satisfactory Uniform
Commercial Code financing statement, judgment and tax lien search results of the Borrowers from or of the offices indicated on SCHEDULE 6.A.7 hereto, and from such other offices or governmental agencies or bodies as the Agent, in its sole discretion, may request from time to time, indicating that any financing statements previously filed by the Agent or described above have been duly and properly filed and recorded giving the Agent first priority perfected liens and security interests on and in the Collateral of the Borrowers, except by reason of Permitted Liens, and that there are no other lienors or creditors claiming any interest in the Collateral of the Borrowers, except holders of Permitted Liens.

      6.A.8.     EVIDENCE OF INSURANCE.  Within 15 days of the date hereof, evidence that the Borrowers have insurance as required by Section 8.A.16, including property, casualty and liability insurance satisfactory to the Agent, together with: (i) loss payable endorsements naming the Agent for the benefit of the Lenders as loss payee with respect to property and casualty insurance covering Collateral; and (ii) certificate(s) of insurance(s) and binder(s) naming the Agent and the Lenders as additional insureds with respect to liability insurance.

      6.A.9.      CERTIFICATES OF INCORPORATION.  Certificates of
Incorporation, and each and every amendment thereto, of each Borrower, certified of recent date by the Secretary of State or appropriate government official in each State or country in which each such Borrower is incorporated.

      6.A.10.     GOOD STANDING.  Certificate of the appropriate Secretary of
State or government official of recent date, as to the good standing of each Borrower in the State or country of its incorporation and where it is qualified to do business.

      6.A.11.     SECRETARY'S CERTIFICATES.  Certificate of Secretary of each
Borrower as to (i) resolutions authorizing entry into, execution, delivery and performance of its obligations under this Agreement and related Loan Documents to which it is a party, (ii) the incumbency and signatures of the officers authorized to execute on its behalf the Loan Documents to which it is a party,
(iii) its Certificate of Incorporation, and (iv) its bylaws.

      6.A.12.     OPINION.  The satisfactory opinion letter of Shefsky &
Froelich, counsel for the Borrowers, in the form attached hereto as EXHIBIT F, dated as of the date hereof and addressed to the Agent.

      6.A.13.     ENVIRONMENTAL DATA.  All environmental data, information and reports concerning the Mortgaged Properties, the Leaseholds or any other property which the Agent may request.

      6.A.14.     WAIVERS.  Such waivers or consents from holders of Permitted
Liens on Equipment as are necessary and are satisfactory to the Agent in order for the Borrowers to grant to the Agent a second lien on such Equipment without violating, breaching or defaulting on the security agreement or other terms of the Debt secured by the Permitted Lien on such Equipment, such holders being as identified on SCHEDULE 6.A.14 hereto.

      6.A.15.     OFFICER'S CERTIFICATES.  A certificate of the President of
CWI certifying: (i) that the conditions herein insofar as they relate to the Borrowers have been satisfied, (ii) as to the truth of the representations and warranties herein contained, and (iii) that no Materially Adverse Effect has occurred since December 31, 1994.

      6.A.16.     MORTGAGES.  Mortgages and/or deeds of trust (the
"MORTGAGES") in substantially the form of EXHIBIT G hereto executed by the appropriate Borrower in favor of the Agent, for its benefit and the ratable benefit of the Lenders, covering each of the properties identified in SCHEDULE 7.R hereto (the "MORTGAGED PROPERTIES").

      6.A.17.     LEASEHOLD MORTGAGES.  Leasehold Mortgages and/or deeds of
trust (the "LEASEHOLD MORTGAGES") in substantially the form of EXHIBIT H hereto executed by the appropriate Borrower in favor of the Agent, for its benefit and the ratable benefit of the Lenders, covering such Borrower's Leaseholds identified in SCHEDULE 7.R hereto.

      6.A.18.     SURVEYS.  Current surveys of the Mortgaged Properties and
the Leaseholds, which shall contain flood plain certifications, shall be prepared in accordance with the Minimum Standard Detail Requirement for Land and Title Surveys as adopted by the American Land Title Association and the American Congress on Surveying and Mapping, and shall be prepared and certified to the Agent and title company by a licensed surveyor or engineer.

      6.A.19.     TITLE POLICIES.  With respect to each Mortgaged Property and
Leasehold, an ALTA Loan Policy - 1970 (Amended 10/17/70) (or other form acceptable to the Agent) title insurance policy or binder issued by a title insurance company satisfactory to the Agent, in the respective amounts set forth in SCHEDULE 7.R. hereto, insuring or undertaking to insure, in the case of a binder, that the relevant Mortgage or Leasehold Mortgage relating thereto creates and constitutes a valid first Lien against such

Mortgaged Property or Leasehold in favor of the Agent, subject to no exceptions other than those acceptable to the Agent, with such endorsements and affirmative insurance (including comprehensive endorsement no. 1, survey, revolving credit, contiguity - if applicable, usury, doing business, standard form variable rate, restrictions - where applicable, encroachment - where applicable, and broad form zoning) as the Agent may reasonably request; and, if requested by the Agent, copies of all documents referred to in the title insurance policies and binders.

      6.A.20.     [Intentionally Omitted]

      6.A.21.     ESTOPPEL CERTIFICATE.  An estoppel certificate substantially in the form of EXHIBIT H duly executed by each landlord of the Leaseholds.

      6.A.22.     LANDLORD'S LIEN WAIVER.  A Landlord's Lien Waiver and
Agreement duly executed by each landlord of the Leaseholds.

      6.A.23.     LEASES.  Certified copies of all leases (including ground
leases) and other material contracts affecting the Leaseholds.

      6.A.24.     PAY-OFF LETTERS.  Pay-off letters from the holders of all
Debt to be paid or refinanced with Loan proceeds.

      6.A.25.     OTHER DOCUMENTS.  In form and substance satisfactory to the
Agent, any other documents which the Agent may reasonably request from or to be delivered by the Borrowers from time to time to effect the intent of this Agreement and the Loan Documents.

      Section 6.B. FEES. All fees referred to in Section 4 hereof which are then due shall have been paid to the Agent on the Closing Date.

      Section 6.C. CONDITIONS PRECEDENT. The following conditions are conditions precedent to the obligation of the Agent and the Lenders to make or disburse any Loan or issue any Letter of Credit hereunder at any time requested by the Borrowers, and each request by any Borrower for a Loan or Letter of Credit hereunder shall be deemed to constitute each Borrower's representation and warranty to the Agent and the Lenders that, as of the dates of such request and on which such Loan is disbursed or Letter of Credit issued, these conditions have been satisfied:

      6.C.1.      MATERIALLY ADVERSE EFFECT.  No Materially Adverse Effect
shall have occurred, as determined by the Agent in its sole and complete discretion, since the date hereof.

      6.C.2.      REPRESENTATIONS AND WARRANTIES.  The representations and
warranties set forth in Section 7 hereof and in each Loan Document to which any Borrower is a party shall be true and correct.

      6.C.3.      COVENANTS.  The affirmative and negative covenants set forth herein (including, without limitation, those covenants set forth in Section 8 hereof) and in any other Loan Documents to which any Borrower is a party, are not being breached and are inviolate.

      6.C.4.      EVENT OF DEFAULT.  No Default or Event of Default shall have occurred and then be continuing or would occur as a result of making such Loan or issuing such Letter of Credit.

      6.C.5.      COMMITMENT.  After giving effect to the Loan or Letter of
Credit, the aggregate principal amount of all Loans and Letter of Credit Utilization outstanding hereunder shall not exceed the Commitment.

      6.C.6.      NO VIOLATIONS.  Such Loan or Letter of Credit shall not
violate any order, judgment or decree of any court or other authority or any provision of Law applicable to any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect, provided that if any such circumstances affects fewer than all the Lenders then the unaffected Lenders shall not be relieved of their obligations to make a Loan as part of a Refunding Borrowing.

      6.C.7.      NOTES; NOTICE OF BORROWING.  The Agent shall have received for each Lender the Notes of the Borrowers and the notice required by Section 3.C hereof.

      Section 6.D. LETTERS OF CREDIT. As a further condition to the issuance of each Letter of Credit, the Agent shall have received a duly completed and executed Application therefor.

      Section 6.E. ADDITIONAL CONDITIONS PRECEDENT TO CERTAIN LOANS; DEVELOPMENT PERMITS. In addition to the other conditions precedent set forth in this Section, the following condition shall have been fulfilled by the Borrowers to the satisfaction of the Agent as an additional condition precedent to the making of any Loans the proceeds of which are to be used for the purpose of financing development of landfill cells at any Landfill:

      (i) the Agent shall have received copies of all construction or other permits necessary for the development involved.

SECTION 7.        REPRESENTATIONS AND WARRANTIES.

      As further inducement to the Agent and the Lenders to enter into this Agreement and make the Loans and issue Letters of Credit hereunder, the Borrowers jointly and severally represent and warrant, as of the date hereof, and as of the date of each disbursement of each of the Loans and the date of issuance of each Letter of Credit, the following, which shall survive the execution and delivery of this Agreement, the Notes and the Loan Documents and until all of the Obligations have been paid, satisfied or discharged in full, regardless of any investigation by the Agent or Lenders of the Borrowers' financial condition or assets:

      Section 7.A.      CORPORATE EXISTENCE AND RELATED MATTERS.  Each
Borrower is a corporation duly organized, validly existing and in good standing under the Laws of the State or country of its incorporation and is duly qualified to do and transact business and is in good standing as a foreign corporation in each and every state or country in which the conduct of its business or the location of its properties requires such qualification and the failure to so qualify would have a Materially Adverse Effect. SCHEDULE 7.A attached hereto lists each Borrower and its relationship to CWI. As of the date hereof, the only Subsidiaries of CWI are designated in SCHEDULE 7.A hereto and are Borrowers hereunder. SCHEDULE 7.A hereto correctly sets forth, as to each such Subsidiary, whether or not it is a Consolidated Subsidiary, the jurisdiction of its incorporation, the percentage of issued and outstanding shares of each class of its capital stock owned by CWI and the Subsidiaries and, if such percentage is not 100%, a description of each class of its authorized capital stock and the number of shares of each class issued and outstanding.
All of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares indicated in SCHEDULE 7.A as owned by CWI or a Subsidiary are owned, beneficially and of record, by CWI or such Subsidiary, free of any Lien.
SCHEDULE 7.A contains all assumed or business names utilized by each Borrower, the jurisdiction of incorporation of each Borrower, and all jurisdictions where each Borrower is qualified to do business. The information in SCHEDULE 7.A hereto is true and complete.

      Section 7.B. CORPORATE AUTHORITY. Each Borrower has all corporate power and authority to own its property and assets and to carry on and engage in its business as it is presently being conducted, and has all licenses, permits, franchises, consents, approvals and authorizations required in connection with the foregoing. The execution, issuance, delivery, and performance of all documents in connection with this Agreement, the Notes and the Loan Documents to which any Borrower is a party or signatory and the incurrence and performance of the Obligations hereunder and thereunder (i) are within the corporate power and authority of each Borrower, (ii) have been duly and properly authorized by all necessary corporate, director, shareholder and any other action of the Borrowers, and
(iii)  have not resulted in and will not result in:

      (a) the creation or imposition of any Lien of any nature whatsoever (except in favor of the Agent) upon any Borrower's property or assets; or

      (b) the violation or contravention of, the occurrence of a default, event of default or event, which with the passage of time or giving of notice or both, would constitute, mature into or become a default or event of default under, (1) any term or provision of a Borrower's Certificate of Incorporation or bylaws, (2) any licenses, permits, franchises, consents, approvals or authorizations referred to above, (3) any certificates of authority to do or transact business, (4) any applicable order of any court or government or administrative agency, or (5) any material contract, agreement (including any loan or credit agreement or agreement with the holders of any Borrower's preferred stock), mortgage, indenture, instrument, judgment or Laws to which any Borrower is a party or signatory or by which it is bound.

      Section 7.C. CONSENTS, APPROVALS, ETC. No consent, approval or authorization or order of, or filing, registration or qualification with, any Person (governmental, regulatory, or otherwise) is required to be obtained or effected by any Borrower in connection with the execution, issuance, delivery and performance of all documents in connection with this Agreement, the Notes and the Loan Documents to which any Borrower is a party or signatory or the incurrence or performance of the Obligations or, if so required, has been duly obtained or effected before the date hereof and are indicated on SCHEDULE 7.C hereto.

      Section 7.D. BINDING EFFECT AND ENFORCEABILITY. Upon delivery hereof and thereof, this Agreement, the Notes and the Loan Documents to which any Borrower is a party or signatory will be its respective legal, valid and binding obligations enforceable in accordance with their respective terms and provisions (except as limited by bankruptcy, insolvency or other laws or equitable principles of general application relating to the enforcement of creditors' rights generally) and, on the date of said delivery, none of the Borrowers will be in violation or contravention of, and no Default or Event of Default will exist under, any of the foregoing.

      Section 7.E. DEFAULT OF DEBT, LICENSES, PERMITS, ORDERS AND OTHER AGREEMENTS. No Borrower is in breach or default of (in any material respect), and no event of default or event, which with the passage of time or giving of notice or both, would constitute, mature into or become a default or event of default, has occurred and is continuing with respect to (i) any Debt of any kind or nature, (ii) any license, permit, franchise, approval, consent or authorization referred to in
Section 7.B above, (iii) any order of any court or governmental or administrative agency, or (iv) any agreement to which it is a party, which breach or default might have a Materially Adverse Effect.

      Section 7.F. FINANCIAL CONDITION AND LITIGATION. The Financial Statements of the Borrowers delivered to the Agent (including, without limitation, the audited balance sheet or statement of operation and statement of income for the Borrowers for the year-ended December 31, 1993), have been prepared in accordance with GAAP, are true and correct in all material respects and fairly present the financial condition of the Borrowers as at the dates thereof and results of operations for the periods covered thereby. Since the ending date of the period covered by the most recent Financial Statements dated November 30, 1994, delivered to the Agent and received thereby, no Materially Adverse Effect has occurred and no dividends on or redemptions of any of the Borrowers' common or preferred stock have been made, except for the redemption of all of CWI's theretofore outstanding preferred stock. Except as disclosed to the Agent on the most recent Financial Statements dated November 30, 1994, delivered to the Agent and received thereby: (i) the Borrowers have no Debt, except as permitted hereunder, or liabilities, contingent or otherwise; and (ii) except as disclosed on SCHEDULE 7.F, no proceedings, suits, orders, claims, investigations, or other actions are pending before any court or governmental authority or, to the best knowledge of Borrowers after due inquiry, threatened against any Borrower that are not fully covered by insurance. With respect to any representation and warranty which is deemed to be made after the date hereof by the Borrowers, the Financial Statements which as of such date shall most recently have been furnished by the Borrowers to the Agent and Lenders for purposes of or in connection with this Agreement shall have been prepared in accordance with GAAP, shall be true and correct in all material respects, and shall fairly present the financial condition of the Borrowers as of the dates thereof and results of operations for the periods covered thereby.

      Section 7.G. TITLE AND LIENS. Each Borrower has good and marketable title to all of its property and assets, including all such property and assets listed on the most recent Financial Statements, the Mortgaged Properties, and the Collateral (except as thereafter disposed of in accordance with and as permitted by the Security Agreement) and, except as set forth on
SCHEDULE 7.G, the Collateral (including without limitation, the Mortgaged Properties) is not subject to any liens, claims, security interests, mortgages, pledges, charges or other encumbrance of any Person, except the Agent and holders of the Permitted Liens. The Borrowers have obtained such waivers or consents from holders of Permitted Liens on certain Equipment as are necessary and are satisfactory to the Agent in order to grant to the Agent a second lien on such Equipment without violating, breaching or defaulting the security agreement or any terms of the Debt secured by the Permitted Lien on such Equipment.

      Section 7.H. EMPLOYEE PLANS. All of the Borrowers' Employee Plans are listed on SCHEDULE 7.H hereto and are in material compliance with all provisions of ERISA and meet the minimum funding standards of Section 302 of ERISA where applicable. No withdrawal liability has been incurred under any such Employee Plans. No Prohibited Transaction or Reportable Event, as defined in ERISA, has occurred with respect to any such Employee Plans. No proceedings have been instituted to terminate or appoint a trustee to administer any such Employee Plans.

      Section 7.I. TAXES. The Borrowers have filed all federal, state and local tax returns and reports required by Law, have paid all taxes, assessments, penalties, interest and any other governmental charges which are or were due and payable, have made adequate provision for the payment of all taxes, assessments, penalties, interest and other governmental charges which are accruing but are not yet due and payable, and have no knowledge and are not aware of any deficiency or additional assessment which may have or has arisen in connection of the foregoing.

      Section 7.J.      COMPLIANCE WITH LAWS.

      (a) Each Borrower hereby makes each and every representation and warranty contained in the Environmental Indemnity Agreement, which is incorporated herein by this reference as if set forth herein in full. Except as otherwise represented or provided in the Environmental Indemnity Agreement, each Borrower has complied in all material respects with all Laws applicable to it or to the conduct of its business, noncompliance with which could have a Materially Adverse Effect.

      (b) Except for that certain consent agreement and order between the TDHE and Northwest Tennessee Disposal Corporation accepted by the TDHE on May 18, 1992, in Case No. 92-0158 (Permit No. SNL 66-101D143 Ext), to the best of Borrowers' knowledge, no federal, state or local authorities have proposed any limitations in any ordinance, county waste management plan or contract with any Borrower on the intake of out-of-state or out-of-county solid waste other than limitations on the aggregate intake of all solid wastes.

      Section 7.K. CORPORATE STRUCTURE AND AFFILIATES. CWI has no Subsidiaries and no Affiliates, other than the other Borrowers identified on SCHEDULE 7.A hereto, and directors and shareholders of the Borrowers.

      Section 7.L. CORPORATE NAMES. Each Borrower has no assumed corporate names and is not doing business under any corporate name, other than as identified on SCHEDULE 7.A hereto.

      Section 7.M. SOLVENCY. Each Borrower (i) is solvent and will not be rendered insolvent by the incurrence of the Obligations, by the execution of this Agreement, the Notes, and any other Loan Documents to which it is a party or signatory, or by any transactions contemplated hereunder or thereunder, (ii) is able to pay its debts as they come due and does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they mature or come due, (iii) has capital sufficient to carry on its business and any business in which it intends or is about to engage, and (iv) owns property and assets having a value in excess of its liabilities and debts.

      Section 7.N. MARGIN REGULATIONS. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans made hereunder will be used to purchase or carry any Margin Stock, to reduce or retire any indebtedness originally incurred to purchase or carry any Margin Stock, to extend credit to others for the purpose of purchasing or carrying any such Margin Stock, or for any other purpose which might cause any of the Loans to be considered purpose credit within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board.

      Section 7.O. INDEBTEDNESS TO AFFILIATES. Other than intercompany loans between and among the Borrowers, there are no outstanding loans from any Affiliate to any Borrower.

      Section 7.P. ACTS OF GOD. Neither the business nor properties of any Borrower are affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or of political unrest, or potential expropriation, or other casualty (whether or not covered by insurance) which could have a Materially Adverse Effect.

      Section 7.Q. LABOR CONTROVERSIES. There are no labor controversies pending or, to the knowledge of any Borrower, threatened against any Borrower, which if adversely determined could have a Materially Adverse Effect.

      Section 7.R. COLLATERAL, ETC. No Borrower owns any real property, or leases any real property as lessee, except as set forth in SCHEDULE 7.R hereto, which contains a complete and accurate description, by owner and location (by street address) of all such owned and leased properties. With respect to each Leasehold:

            (i) The Borrower identified in the Lease has a valid and indefeasible leasehold interest in the Leasehold, free and clear of all Liens except Permitted Liens; and

            (ii) Each Lease is a valid and subsisting lease in full force and effect in accordance with the terms thereof, the Borrower identified in the Lease is in possession of the Leasehold, and no material default by any Borrower exists under any Lease.

            One or more of the Borrowers are the record and/or beneficial owners of all presently existing Collateral, in each case free and clear of all Liens except Permitted Liens. The provisions of the Loan Documents are effective to create, in favor of the Agent, for its benefit and the ratable benefit of the Lenders, legal, valid and enforceable Liens in all right, title and interest of the Borrowers in any and all of the Collateral described therein, securing the Obligations from time to time outstanding, and upon all filings and recordings being duly made in the locations referred to in the applicable Loan Documents or the taking of possession of the Collateral by the Agent in accordance with the provisions of such Loan Documents, each of such Loan Documents shall constitute, as of and after the Closing Date, a fully perfected first priority Lien in all right, title and interest of the respective Borrowers in such Collateral superior in right to any Liens, existing or future, which the Borrowers or any creditors thereof or purchasers (other than purchasers of inventory in the ordinary course of business and purchasers of assets the sale of which is permitted hereunder or under the applicable Loan Document) therefrom, or any other Person, may have against such Collateral or interests therein, except to the extent, if any, otherwise resulting from a Permitted Lien.

      Section 7.S. INTELLECTUAL PROPERTY. Each Borrower has the legal right to all Intellectual Property Rights that are necessary for the conduct of its business. All Intellectual Property Rights (other than trade secrets, confidential research development and commercial information and know-how) of the Borrowers are set forth on SCHEDULE 7.S hereto. With respect to all Intellectual Property Rights: (i) one or more of the Borrowers is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to thereof; (ii) the Borrowers have no knowledge of the existence of any Intellectual Property Rights held by any other Person that would preclude any Borrower from using its Intellectual Property Rights in the conduct of its business; (iii) no claim has been made, and the Borrowers have no knowledge of any claim that is likely to be made, that the use by any Borrower of any of its Intellectual

Property Rights does or may violate the rights of any Person; and (iv) each Intellectual Property Right of all Borrowers has not been adjudged invalid or unenforceable and is valid and enforceable, and there are no prior or other uses thereof which to the Borrower's best knowledge could lead to any such Intellectual Property Right becoming invalid or unenforceable.

      Section 7.T. ACCURACY OF INFORMATION. All factual information heretofore, or contemporaneously furnished by or on behalf of the Borrowers in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby, and all other such factual information hereafter furnished by or on behalf of the Borrowers to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated, or certified, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. To the best knowledge of the Borrowers there is no fact which has a Materially Adverse Effect or in the future may (so far as any Borrower may now foresee), have a Materially Adverse Effect, which has not been set forth herein or in written materials, certificates or statements furnished to the Agent prior to the date hereof.

SECTION 8.        COVENANTS.

      The Borrowers hereby covenant and agree with the Agent and the Lenders that, until the Obligations have been satisfied and discharged in full, the Borrowers will comply and/or cause compliance with the following covenants, unless the Required Lenders shall give their prior written consent to the contrary:

      Section 8.A.      AFFIRMATIVE COVENANTS.

      8.A.1.      FINANCIAL COVENANTS.  The Borrowers shall maintain
compliance with the following financial covenants at all times during the periods indicated below, as determined from the Borrowers' quarterly and annual Consolidated Financial Statements, as appropriate:

      (a) The Borrowers' Consolidated Working Capital Ratio, as determined as of the end of each quarter of CWI's Fiscal Year, shall not be less than 1.75 to 1 at any time.

      (b)   The Borrowers' ratio of total Consolidated Debt (less Subordinated
Debt) to Consolidated Tangible Net Worth, (referred to herein as the "LEVERAGE Ratio"), as determined as of the end of each quarter of CWI's Fiscal Year for the period of the four fiscal quarters then ending, shall not be greater than the following ratios at any time during the following periods:

      RATIO                 PERIOD

      3.25 to 1.0             From March 31, 1995 to, and including, December
                              31, 1995;

      3.00 to 1.0             From January 1, 1996 to, and including, December
                              31, 1996;

      2.75 to 1.0             From January 1, 1997, and at all times thereafter.

      (c) The Borrowers' Consolidated ratio of (a) EBITDA to (b) Interest Expense, as determined as of the end of each quarter of CWI's Fiscal Year for the period of the four fiscal quarters then ending, shall at all times exceed
5.0 to 1.0.

      (d) The Borrowers' Consolidated Net Income shall not be less than $0 for: (i) any two consecutive fiscal quarters; or (ii) any Fiscal Year.

      8.A.2.      FINANCIAL INFORMATION AND REPORTING.  Each Borrower shall
keep and cause to be kept proper books and records in which full and true entries will be made, in accordance with GAAP, of all dealings or transactions relating to its business and affairs, and the Borrowers shall cause to be furnished to the Agent and each Lender:

            (i)         As soon as practicable, and in any event, within thirty
      (30) days after the end of each month, all of the Borrowers' internally prepared consolidated and consolidating balance sheets or statements of position as at such date and statements of income and retained earnings and of cash flow or changes in financial position for the period from the beginning of the current Fiscal Year to the end of such month, all in reasonable detail and certified by CWI's president or chief financial officer as fairly presenting the financial condition and operations of the Borrowers as of and for the period then ending and being accurate in all material respects and having been prepared in accordance with GAAP;

            (ii) As soon as practicable and, in any event, within forty-five (45) days after the end of each quarter of each Fiscal Year, all of the Borrowers' consolidated and consolidating statements of income and retained earnings and of cash flows or changes in financial position through the quarter then ended and a consolidated and consolidating balance sheet or statement of position of the Borrowers as of the end of such quarter, all in reasonable detail and certified by CWI's president or chief financial officer as fairly presenting the financial condition and operations of the Borrowers as of and for the period then ending and being accurate in all material respects and having been prepared in accordance with GAAP;

            (iii)       As soon as practicable and, in any event, within ninety
      (90) days after the end of each Fiscal Year, all of the Borrowers' audited consolidated statements of income and retained earnings and of cash flows or changes in financial position through the Fiscal Year then ended and a consolidated balance sheet or statement of position of the Borrowers as of the end of such Fiscal Year, in each case with comparable information at the close of and for the prior Fiscal Year, all in reasonable detail, containing no qualifications unacceptable to the Required Lenders and audited by an independent certified public accountant selected by the Borrowers and acceptable to the Agent and prepared in accordance with GAAP;

            (iv) Together with the Financial Statements for each quarter of each Fiscal Year, (a) a certificate in the form attached hereto as EXHIBIT M executed by the chief financial officer of CWI certifying to the Agent and the Lenders that the Borrowers are in compliance with each of the financial covenants set forth in Sections 8.A.1 and 8.B.3 hereof and setting forth in detail satisfactory to the Agent the calculations and computations showing such compliance, and (b) a certificate executed by the president or chief financial officer of CWI stating whether any Default or Event of Default currently exists and is continuing and what action, if any, the Borrowers are taking or propose to take with respect thereto;

            (v)         [Intentionally Omitted].

            (vi) When and as so furnished, such other financial information concerning the Borrowers, their business, financial condition or assets as may be furnished to the holders of any of the Borrowers' common or preferred stock (including all financial statements, reports and proxy statements), or as the Agent may reasonably request from time to time; and, promptly upon the filing thereof, all registration statements and annual, quarterly, monthly or other regular reports which any Borrower files with the SEC;

            (vii) Such notices and information as and when required under the Environmental Indemnity Agreement;

            (viii) Promptly upon discovery thereof, notice of any action, suit, arbitration, investigation, administrative or other proceeding instituted, commenced or threatened against or affecting any Borrower which may reasonably be expected to cause the Borrowers to incur or be liable for claims, damages and/or costs of any kind (including, without limitation, attorneys' fees, expert witness fees and court, judgment, settlement and compliance or remedial costs), aggregating in excess of $250,000;

            (ix) As soon as practicable and, in any event, within 90 days after the end of each Fiscal Year, a certificate from the chief financial officer of CWI certifying as to solid waste intake at the Landfills for the Fiscal Year then ended, and calculating the remaining airspace at the Landfills available for solid waste disposal;

            (x) Immediately upon any Borrower's becoming aware thereof, notice of any proposed Laws, or amendments thereto, including Laws proposed by the State of Tennessee or of Obion County, Tennessee or any town, municipality or community therein, which would restrict or prohibit any Borrower from bringing out-of-state or out-of-county waste to any of the Landfills;

            (xi) Notice of the occurrence or existence of any Default or Event of Default immediately upon any Borrower's becoming aware thereof; and promptly upon discovery thereof, notice of any development, financial or otherwise, which might have a Materially Adverse Effect;

            (xii) Upon request of the Agent from time to time, any information concerning the Borrowers' compliance with any and all environmental laws, rules or regulations;

            (xiii) Immediately upon any Borrower becoming aware thereof, notice of any violation or breach by any Borrower of the terms of, or any revocation or suspension or threatened revocation or suspension of, any license or permit of a Borrower;

            (xiv) Notice of the cancellation or expiration of any bond, letter of credit or similar instrument issued as Financial Assurance and the terms of any replacement or renewal bond, letter of credit or similar instrument if not issued by the Agent;

            (xv) Within 15 days of the end of each quarter of each Fiscal Year, a certificate of the president of CWI that the Borrowers are in compliance in all material respects with all Environmental Laws (as defined in the Environmental Indemnity Agreement);

            (xvi) Within 30 days of the end of each Fiscal Year, a certificate of the President of CWI certifying that all Landfills are in compliance in all material respects with all applicable requirements, including all Environmental Laws;

            (xvii) Within 30 days after the end of each six-month period, regardless of whether any new Subsidiary has been acquired during such period, a New Subsidiary Certificate substantially in the form of EXHIBIT I hereto;

            (xviii) Within 60 days of the end of each Fiscal Year, updated annual financial projections for the ensuing Fiscal Year.

      8.A.3.      CORPORATE EXISTENCE AND CONDUCT OF BUSINESS.  Each Borrower
will maintain and preserve its corporate existence, good standing, certificates of authority, licenses, permits, franchises, patents, trademarks, trade names, service marks, copyrights, leases and all other contracts and rights necessary or desirable to continue its operations and business on a profitable basis and will generally continue the same line of business as that being presently conducted.

      8.A.4.      TAXES AND LAWS.  The Borrowers will pay when due, all taxes, assessments, charges and levies imposed on a Borrower or any of its property or assets or which it is required to withhold and pay out and will comply in all material respects with all applicable present and future Laws applicable to any Borrower or any of its property or assets, unless a Borrower is contesting in good faith, by an appropriate proceeding, the validity, amount, imposition or applicability of the above while maintaining reserves therefor which are appropriate and adequate as determined in accordance with GAAP, and such contest does not have or cause a Materially Adverse Effect.

      8.A.5.      INSPECTION.  Upon the Agent's request, the Borrowers will
allow the Agent or any Lender, and any of their officers, employees or agents, to visit, during normal business hours, for inspection and review, any of the Borrowers' premises and will make available and furnish to the Agent and any Lender the Borrowers' books and records and such financial information concerning the Borrowers' property or assets, business, affairs, operations or financial condition as reasonably requested by the Agent or any Lender; provided that, if no Default or Event of Default exists, Agent or Lenders will give Borrower 48 hours notice prior to any such visit.

      8.A.6.      AGENT AND LENDER COSTS.  The Borrowers shall pay upon
demand, all reasonable out-of-pocket fees, costs and expenses (including those of outside counsel, auditors, appraisers, accountants, insurance and environmental advisors, title companies, surveyors, and other consultants and agents) incurred or paid by the Agent in connection with the preparation, negotiation, documentation, administration, amendment, modification, waiver, interpretation, collection or enforcement of this Agreement, the Notes, or any other Loan Documents and the credit and security therefor. In addition, the Borrowers shall pay upon demand all such costs and expenses of the Agent and the Lenders in connection with any Default or Event of Default by the Borrowers hereunder, or in connection with the collection or enforcement of any of the terms hereof or of the other Loan Documents and the credit and security therefor, or any "work-out," refinancing or restructuring of the credit arrangement set forth herein. The Borrowers agree to indemnify the Agent and each Lender, their successors and assigns, and their respective officers, directors and employees, from and hold each of them harmless against (i) any transfer taxes, documentary taxes and any other taxes, penalties, assessments or charges made by any governmental authority by reason of the execution, delivery and performance of the Loan Documents and any security therefor, and (ii) any and all losses, claims, damages, liabilities and expenses, including all expenses of litigation or preparation therefor, which any of them may incur or which may be asserted against any of them in connection with or arising out of the direct or indirect application of the proceeds of Loans or drawings under Letters of Credit. The obligations under this Section 8.A.6 shall survive repayment of the Loans and expirations of the Letters of Credit and the assignment of any rights hereunder.

      8.A.7.      EMPLOYEE PLANS.  The Borrowers shall (i) keep in full force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without material liability to any Group Member; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the requirements of ERISA, including the minimum funding standards of Section 302 of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee Plans; (iv) notify the Agent immediately upon receipt of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to administer such Employee Plans; and (v) promptly advise the Agent of the occurrence of any Reportable Event or Prohibited Transaction, as defined in ERISA, with respect to any such Employee Plans.

      8.A.8.      USE OF PROCEEDS OF LOANS.  The Borrowers shall use the
proceeds of the Loans as follows: to refinance existing indebtedness of the Borrowers, including all indebtedness to the Agent; to refinance other indebtedness of the Borrowers; to fund acquisitions of waste hauling companies and/or Landfills and/or related businesses; to finance capital expenditures; and for other general corporate purposes consistent with this Agreement.

      8.A.9.      FINANCIAL ASSURANCE.  The Borrowers shall timely comply or cause compliance with the requirements of the Act or any other Law concerning Financial Assurance. If any funds are drawn on any Financial Assurance at any time, the Borrowers shall promptly notify the Agent in writing of the amount of and the reason for the draw. The Borrowers shall not maintain more in Financial Assurance than is required pursuant to the Act or any Law at any time. At the earliest available opportunity under the Act or other Law, the Borrowers shall request that the amount of Financial Assurance be reduced if and as permitted under the Act, or such other Law.

      8.A.10.     [Intentionally Omitted].

      8.A.11.     ENVIRONMENTAL ENGINEERING REPORT.  Within 60 days of the
date hereof, the Borrowers shall have obtained, at its own cost and expense, and delivered to the Agent an environmental engineering report, certified to the Agent, prepared by an environmental engineering firm selected by the Borrowers and acceptable to the Agent, which acceptance may not be unreasonably withheld, calculating in such detail as the Agent may reasonably require the remaining airspace at the Landfills available for solid waste disposal.

      8.A.12.     ENVIRONMENTAL MATTERS.  The covenants and agreements of the
Borrowers set forth in the Environmental Indemnity Agreement are hereby incorporated herein in full by this reference.

      8.A.13.     COLLATERAL AGREEMENTS; NEW SUBSIDIARIES.  The Borrowers
shall, with reasonable promptness and diligence (i) pledge or cause to be pledged to the Agent, through execution of the Addendum attached to the Stock Pledge Agreement and delivery of the stock certificates and other matters referred to therein, 100% of the stock (or other ownership interest) of any Person (a "NEW SUBSIDIARY") hereafter acquired/formed by any Borrower; and
(ii) cause each said party listed in (i) above to execute an agreement of joinder and assumption (a "JOINDER AGREEMENT(S)") in the form of EXHIBIT J hereto pursuant to which it will become a Borrower under this Agreement and the Notes and a Debtor under the Security Agreement and, if applicable, execute a new Mortgage or Leasehold Mortgage, and to execute such other documents and take such other action as may be necessary or appropriate to grant to the Agent, for its benefit and the ratable benefit of the Lenders, a first priority perfected security interest in the Collateral covered by such Loan Documents. In addition, any such New Subsidiary shall deliver to the Agent: an executed Officer's Certificate substantially in the form attached as EXHIBIT K hereto; organizational documents as specified in Section 6.A.9 and 6.A.10; an executed secretary's certificate as described in Section 6.A.11; executed financing statements for each state in which Collateral owned by a New Subsidiary is located; surveys, title policies, appraisals, Mortgages and/or Leasehold Mortgages, and other documents which the Agent may reasonably request, with respect to all real property owned or leased by any New Subsidiary; and such other documents, instruments or agreements as the Agent may reasonably request. In addition, any Borrower which hereafter acquires or leases any real property shall, prior to or contemporaneously therewith, furnish to the Agent all documentation of the type described in Section 6.A in reference to the Mortgages and/or the Leaseholds.

      8.A.14.     INTEREST RATE CONTRACTS.  The Borrowers shall execute all
documents and take such other action as may be necessary and appropriate to include all of its obligations to the Agent or Lenders under any Interest Rate Contract as obligations which are secured by the Collateral. Nothing herein shall obligate the Agent or Borrowers to enter into any Interest Rate Contract.

      8.A.15.     CERTAIN POST-CLOSING ITEMS.  Within 45 days of the date
hereof, the Borrowers shall have completed the following to the satisfaction of the Lenders:

      1. Execute and deliver to Lenders a Mortgage substantially in the form of EXHIBIT G hereto on the C&D Landfill (Volunteer Environmental Landfill) owned by Sanifill, Inc. and located in the state of Tennessee, along with a Survey and Title Policy in the forms described in Sections 6.A.18 and 6.A.19 hereof, along with such other related documents as Lenders shall request.

      2. Obtain a federal tax identification number for Berrien County Landfill, Inc., and pay any and all outstanding federal and state tax liabilities owing by Berrien County Landfill, Inc.

      3. Deliver to Lenders a current Survey in the form described in Section 6.A.18 hereof on all Mortgaged Properties except the Forest Lawn Landfill and the Troy, Tennessee landfill.

      4. Execute and deliver to the Lenders a Mortgage substantially in the form of EXHIBIT G hereto, along with a Survey and Title Policy in the forms described at Sections 6.A.18 and 6.A.19 hereof with respect to the "Yaw Hill" landfill in Terre Haute, Indiana, along with such other related documents as Lenders shall request.

      5.    Deliver to the Lenders a Title Policy in the form described at
            Section 6.A.19 hereof with respect to the United Refuse landfill in Fort Wayne, Indiana, along with such other related documents as Lenders shall request.

      6. Deliver to the Lenders a Leasehold Mortgage substantially in the form of Exhibit H hereof executed by Barker Brothers Waste, Inc. covering such Borrower's Leasehold in Paris, Tennessee, along with such other related documents as Lenders shall request, including but not limited to a Landlord Lien Waiver and Estoppel Certificate.

      7. Resolve to the satisfaction of Lenders all real property and other related issues discussed in letters dated March 16, 1995, March 22, 1995 and March 23, 1995 from Lord, Bissell & Brook to CWI.


      8.A.16.     MAINTENANCE OF INSURANCE.  The Borrowers shall maintain
insurance with financially sound and respectable insurance companies or associations in such companies or associations in such amounts and covering such casualties and risks as are customary in accordance with prudent business practice in the case of companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof. The Borrowers will, upon request, furnish to the Agent at reasonable intervals a certificate of an Authorized Officer setting forth the nature an extent of all insurance maintained by the Borrowers. The Borrowers shall retain all incidents of ownership of the insurance maintained pursuant hereto and shall not borrow upon or otherwise impair their rights to receive the proceeds of such insurance.

      8.A.17.     VICTORY WASTE INCORPORATED; G.E.M. ENVIRONMENTAL MANAGEMENT.
Within 90 days of the date hereof, CWI shall obtain 100% of the outstanding common stock of Victory Waste Incorporated, and CWI and/or Victory Waste Incorporated shall obtain 100% of the outstanding common stock of G.E.M. Environmental Management, Inc. CWI further shall use its best efforts to redeem the Victory Waste Incorporated Series A-1 Preferred Stock issued and outstanding on the date hereof, and Victory Waste Incorporated shall have outstanding no other shares of preferred stock unless the holders thereof enter into an Agreement with the Agent in form and substance satisfactory to the Agent.

      8.A.18.     PERMITS.  Within 90 days of the date hereof, Borrowers
shall, in accordance with applicable laws and regulations: (i) transfer the operating permit issued in the name of "Forest Lawn Landfill, Inc." to FLL, Inc.; (ii) transfer the operating permit issued in the name of "Byron Barker" to Barker Brothers Waste, Inc.; and within 120 days of the date hereof, Borrowers shall, in accordance with applicable laws and regulations; (iii) transfer the operating permit issued in the name of "Tutor Jr. Refuse Service, Inc." to CWI of Missouri, Inc.

      Section 8.B.      NEGATIVE COVENANTS.

      8.B.1.      LIENS.  The Borrowers shall not create, incur, grant,
pledge, permit or suffer to exist, any Lien upon any of the Collateral or any other property or assets of any of the Borrowers, except Permitted Liens.

      8.B.2.      DEBT AND CAPITAL EXPENDITURES.

      (a) The Borrowers shall not, directly or indirectly, create, assume, incur, suffer to exist, guarantee, become or be liable for or with respect to any manner of obligations, liabilities, indebtedness or other Debt whatsoever to any Person, except with respect to: (i) the Obligations hereunder; (ii) Subordinated Debt up to $2,000,000; (iii) existing Debt indicated on SCHEDULE 8.B.2 hereto (to the extent such existing Debt is repaid, additional Debt may not be incurred); (iv) current liabilities and accounts payable arising or accruing in the ordinary course of business (other than a guaranty or indebtedness for borrowed money, an extension of credit or deferred purchase price of property not otherwise permitted hereunder); (v) contingent Debt for any draws at any time made on outstanding instruments as Financial Assurance;
(vi) contingent Debt with respect to any Interest Rate Contracts with the Agent;
(vii) Debt assumed or incurred in or in connection with any merger or acquisition permitted under Section 8.B.3; and (viii) purchase money Debt incurred in connection with Capital Expenditures permitted under the following paragraph.

      (b) The Borrowers shall not make Capital Expenditures in excess of Eight Million Dollars ($8,000,000) in the aggregate during any one Fiscal Year, it being understood that the amount of any Capital Expenditures permitted to be made during any one Fiscal Year, but not so made, shall not carry over to any subsequent Fiscal Year.

      8.B.3.      FISCAL YEAR, NAME CHANGES, MERGERS AND ACQUISITIONS.  No
Borrower shall (i) change its Fiscal Year or its corporate name or without prior written notice to Agent and only after all necessary or desirable Financing Statements have been duly and properly filed and recorded maintaining Agent's first priority perfected liens and security interests on and in the Collateral, adopt an assumed corporate name, (ii) consolidate or merge with any Person,
(iii) acquire any stock in, or acquire all or substantially all of the assets or properties of, any Person, or (iv) create any Subsidiaries; PROVIDED, HOWEVER, that notwithstanding the foregoing, and subject to the conditions set forth below, the following are permitted: (a) any Borrower may merge with any other Borrower, so long as CWI is the surviving corporation in any merger involving it and any other Borrower, and provided also that in any merger involving any Borrower the stock of which has been pledged to the Agent, the Agent shall have or obtain a first priority security interest in the stock of the surviving Borrower in such merger; (b) a Borrower may merge with any Person other than another Borrower, so long as the Borrower is the surviving corporation in any such merger and no Default or Event of Default would result therefrom immediately after giving effect thereto; (c) any Borrower may acquire stock in a New Subsidiary, or acquire all or substantially all of the assets or properties of, any Person, or create a New Subsidiary, provided that no Default or Event of Default would result therefrom immediately after giving effect thereto and that the provisions of Section 8.A.13, if applicable, are complied with; PROVIDED, FURTHER, that any transaction described in (b) and (c) above that involves an acquisition must also meet each of the following requirements or conditions:

            (1) The Borrowers' Historical Pro Forma Interest Coverage Ratio, considering the acquisition involved and as demonstrated to the reasonable satisfaction of the Agent, is at least 4.00 to 1.00;

            (2) The acquisition must be of a Person engaged primarily in the nonhazardous solid waste industry;

            (3) If the acquisition involves a Landfill or disposal and treatment facility, it shall be subject to the Borrowers' standard due diligence review, the results of which are acceptable to the Agent in its sole discretion;

            (4) The consideration for all such acquisitions cannot exceed a total of $10,000,000 with respect to acquisitions made during any one Fiscal Year (it being understood that any "unused" amount of the amount permitted with respect to any one Fiscal Year shall not carry over to any subsequent Fiscal Year), or $20,000,000 in the aggregate. For purposes of this Section, "CONSIDERATION" means the total purchase price (including cash expended, Debt incurred, and liabilities incurred or assumed) paid or to be paid, but in any event does not include any portion of the purchase price paid or payable in the form of common stock or Subordinated Debt of CWI or out of the proceeds of any public offering of the common stock of CWI; and

            (5) If the acquisition involves consideration in excess of $4,000,000 and involves assets or a business primarily located outside of the United States of America, the prior written approval of the Required Lenders (to be granted or not granted by the Required Lenders in their sole and complete discretion) thereto must be obtained.



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



      8.B.4.      REDEMPTIONS, DIVIDENDS AND PAYMENTS UNDER SUBORDINATED DEBT.
Except as permitted at Section 8.A.17 hereof, no Borrower shall declare or make any Restricted Payments; provided however, that notwithstanding the foregoing, CWI shall be permitted to redeem the warrants for shares of common stock of CWI issued and outstanding on the date hereof.

      8.B.5.      TRANSACTIONS WITH AFFILIATES.  No Borrower shall enter into any transaction with its Affiliates or any of its or its Affiliates' shareholders, directors, officers or employees, except in the ordinary course of business and upon fair and reasonable terms which are no less favorable to said Borrower than those that would be available at the time of such transaction in a comparable arm's length transaction with a Person not an Affiliate. No Borrower shall pay any management fee to any Affiliate other than CWI.

      8.B.6.      CAPITAL STRUCTURE.  Except as may be permitted pursuant to
Sections 8.A.17 and 8.B.4 hereto, no Borrower shall have outstanding or issue any shares of preferred stock unless the holders thereof enter into an agreement with the Agent in form and substance satisfactory to the Agent. No Borrower shall make any changes in its capital structure (including the terms of its outstanding stock), amend its certificate of incorporation or bylaws, or make any changes in any of its business objectives, purposes or operations if such change has a reasonable likelihood of having a Materially Adverse Effect. No Borrower (other than CWI) shall be permitted to issue any stock other than to another Borrower.

      8.B.7.      CHANGE IN NATURE OF BUSINESS.  No Borrower shall engage in any business unrelated to, or make any material change in the nature of, its business as carried on at the date hereof.

      8.B.8.      TRANSFER OF ASSETS.  No Borrower shall sell, assign,
transfer, lease or otherwise dispose any of its property or assets, except as permitted under the Security Agreement or the Mortgages or Leasehold Mortgages.

      8.B.9.      PREPAYMENT OR MODIFICATION OF DEBT.  No Borrower will (i)
prepay any Subordinated Debt or any long-term Debt owing to, or any indebtedness for money borrowed by any Borrower from a Person other than the Lenders, or any Debt secured by any of its assets, except Debt to the Lenders, and except for prepayment of Debt secured by an asset if a replacement asset of equal or greater value is purchased in connection therewith, or (ii) enter into or modify any agreement as a result of which the terms of payment of any of the foregoing Debt are amended or modified, except Subordinated Debt so long as such amendment or modification does not, and will not result in any, increase in the amount of, interest rate on, or collateral for, or any earlier payment or maturity of, the Subordinated Debt, or conflict with or breach the terms of this Agreement or any Loan Documents hereunder or the applicable subordination agreement with the Agent therefor.

      8.B.10.     FALSE STATEMENTS.  No Borrower will furnish the Agent or
Lenders any certificate or other document that contains any untrue statement of material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

      8.B.11.     INCONSISTENT OR RESTRICTIVE AGREEMENTS.  No Borrower shall enter into any agreement which would violate or cause a breach of or under this Agreement or any Loan Documents or the performance by any Borrower of any obligation hereunder or thereunder or which prohibits or would prohibit the creation, incurrence or assumption of any Lien upon a Borrower's property or assets, whether now owned or hereafter acquired.

      8.B.12.     FOREIGN ASSETS.  No more than 10% of the Borrowers'
aggregate total assets shall at any time be located outside of the United
States.

      8.B.13.     INVESTMENTS.  The Borrowers shall not make any loan or
advance to any Person, or purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, except for Permitted Investments.

SECTION 9.        EVENTS OF DEFAULT.

      The following events shall constitute and be deemed Events of Default hereunder:

      Section 9.A. OBLIGATIONS. Failure by the Borrowers (i) to make any payment of principal on any Loan or Note or reimbursement of any draw under a Letter of Credit on the date such payment Obligation is due, or (ii) to make any payment of interest on any Loan or Note or any payment of any fee due hereunder within 3 days after such payment Obligation is due.

      Section 9.B. BREACH OR DEFAULT UNDER LOAN DOCUMENTS. (i) failure or neglect of any Borrower to perform, keep or observe any of the covenants at Sections 8.A.1, 8.A.2, 8.A.8, 8.A.13, 8.A.15 or 8.B hereof; or (ii) failure or neglect of any Borrower to perform, keep or observe any of its respective other covenants, conditions, promises or agreements contained herein or in any other Loan Document to which it is a party or signatory and such Borrower fails to cure the foregoing within thirty (30) days after notice from the Agent to the Borrowers thereof; or (iii) an Event of Default occurs under any other Loan Document;


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



or (iv) at any time any notice is given by a Borrower of the discontinuance, invalidity or unenforceability of or such Borrower's obligations thereunder.

      Section 9.C. REPRESENTATION AND WARRANTIES. Any warranty or representation now or hereafter made by any Borrower hereunder or under any Loan Document, is untrue or incorrect in any material respect or fails to state a material fact necessary to make such warranty or representation not misleading in light of the circumstances in which it was made, or any schedule, certificate, statement, report, financial data, notice or writing furnished to the Agent or Lenders at any time by any Borrower is untrue or incorrect in any material respect or fails to state a material fact needed to make the foregoing not misleading in light of the circumstances in which the foregoing were furnished, on the date as of which the facts set forth therein are stated or certified and such Borrower fails to cure any of the foregoing within thirty
(30) days after such Borrower should have become aware of the same.

      Section 9.D. JUDGMENTS. A final and non-appealable judgment or order, or an aggregate of final and non-appealable outstanding judgments or orders, requiring payment in excess of Five Hundred Thousand Dollars ($500,000), either not fully covered by insurance or the insurance for which is disputed or contested, shall have been entered against a Borrower, and such judgments or order(s) shall remain unsatisfied or undischarged and in effect for thirty (30) consecutive days without a stay of enforcement or execution thereof.

      Section 9.E.      INSOLVENCY AND RELATED PROCEEDINGS.  If any Borrower
(i) if a natural Person, dies or, if not a natural Person, is dissolved; (ii) authorizes or makes an assignment for the benefit of creditors; (iii) generally shall not pay its debts as they become due; (iv) shall admit in writing its inability to pay its debts generally; or (v) shall authorize or commence (whether by the entry of an order for relief or the appointment of a receiver, trustee, examiner, custodian or other similar official therefor or for any substantial part of its property) any proceeding or voluntary case under any bankruptcy, reorganization, insolvency, dissolution, liquidation, adjustment or arrangement of debt, receivership or similar Laws or if such proceedings are commenced or instituted, or an order for relief or approving any petition commencing such proceedings is entered against a Borrower and such party, by any action or failure to act, authorize, approve, acquiesce, or consent to the commencement or institution of such proceedings, or such proceedings are not dismissed within thirty (30) days after the date of filing, commencement or institution.

      Section 9.F. OTHER MATERIAL AGREEMENTS. If a Borrower defaults or a default or an event of default occurs under or in


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



the performance of its obligations under any other agreement with the Agent or the Lenders, or under any other material (exceeding $250,000) agreement, document or instruments, whether for borrowed money or otherwise, and such default, breach, or event of default continues beyond any applicable grace period thereunder and the effect of which shall be to allow the holder of such agreement, document or instrument to terminate the foregoing, or the Person to whom such obligation is owed to cause such obligation to become due prior to its stated maturity or otherwise accelerated.

      Section 9.G. STATE ACTION. If any proceeding is instituted or commenced by the State or country of incorporation of any Borrower, seeking a forfeiture of the Articles of Incorporation of a Borrower and any order entered in such proceeding shall fail to be vacated within thirty (30) days.

      Section 9.H. ERISA MATTERS. If any of the following events shall have occurred with respect to any Employee Plan and the resultant or potential liability of the Borrowers therefor exceeds Two Hundred Fifty Thousand Dollars ($250,000): (i) a Reportable Event or Prohibited Transaction, as such terms are defined in ERISA, shall have occurred; (ii) a trustee is appointed by any governmental body or agency or any court to administer any Employee Plan; (iii) any Employee Plan is involuntarily terminated, or circumstances exist which constitute grounds entitling the Pension Benefit Guaranty Corporation to institute proceedings to terminate any Employee Plan; or (iv) any withdrawal liability is incurred in connection with any termination of an Employee Plan.

      Section 9.I. TAX LIENS. If a notice of lien, levy or assessment is filed or recorded with respect to all or a substantial part of the assets or the Collateral owned by any Borrower by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipality or other governmental agency, or any taxes or debts owing at any time or times hereafter to any one or more of the foregoing become a lien upon a substantial part of the Collateral, unless such notice or lien is a Permitted Lien or is removed within ninety (90) days after filing or recording of such notice or becoming such lien.

      Section 9.J. FAILURE OF LIEN. If any Loan Document shall at any time after its execution and delivery and for any reason (other than as a result of any action or inaction by the Agent or the Lenders) cease (i) to create a valid and perfected first priority Lien (except for Permitted Liens) in and to the Collateral covered thereby; or (ii) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested or any Borrower shall deny it has any further liability or obligation under any Loan


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



Document, or any Borrower shall fail to perform any of its obligations under any Loan Document beyond any applicable grace period.

      Section 9.K.      [Intentionally Omitted].

      Section 9.L. ENVIRONMENTAL REMEDIATION COSTS. If the Agent receives a notification pursuant to the Environmental Indemnity Agreement of, or any Borrower or Affiliate becomes aware of, any environmental contamination which may reasonably be expected to cause any Borrower or Affiliate to incur or be liable for costs of any kind aggregating in excess of a cost of $500,000.

      Section 9.M. OPERATING PERMITS AND LICENSES. If any Borrower fails to maintain any permits or licenses which are necessary and required for the ownership, use, occupancy or operation of any Landfill, if such deficiency is not cured within 60 days.

      Section 9.N. CHANGE IN CONTROL OF CWI. If CWI shall suffer or permit the sale, transfer of, or acquisition by any Person of fifty percent (50%) or more of the voting stock of CWI.

      Section 9.O. MATERIAL ADVERSE CHANGE. If since December 31, 1994, there shall have occurred any condition or event which the Agent determines has or might be reasonably expected to have a Materially Adverse Effect.

SECTION 10.       RIGHTS AND REMEDIES.

      Section 10.A. TERMINATION OF COMMITMENT AND ACCELERATION. Upon the happening or occurrence of an Event of Default described in Section 9.E. above, the Lenders' Commitment shall immediately terminate, and upon the happening or occurrence of any other Event of Default set forth in Section 9, such Event of Default not having been previously cured or waived in writing by the Required Lenders, the Agent shall, if so directed by the Required Lenders, or may with the consent of the Required Lenders, declare the Commitment terminated, if it has not yet been terminated. Following the termination of the Commitment, the Agent shall, if directed by the Required Lenders, or may with the consent of the Required Lenders, accelerate the Obligations by declaring that the Obligations are then due and payable and, thereupon, the Notes shall be and become forthwith, due and payable without any presentment, demand, protest, notice of any of the foregoing or other notice of any kind, all of which are hereby expressly waived notwithstanding anything contained herein or in the Notes to the contrary, and the Agent and the Lenders shall have all rights and remedies now or hereafter provided by applicable Laws and without limiting the generality of the foregoing may, at their option, also appropriate and apply toward the payment of the Notes, any indebtedness of the Agent or Lenders to the Borrowers, howsoever created or arising, and may also exercise any and all rights and remedies hereunder, under the Loan Documents or in and to the Collateral referred to in the Mortgages, Leasehold Mortgages, Security Agreement and Stock Pledge Agreement.

      Section 10.B. RIGHTS OF SECURED CREDITOR. Agent and Lenders shall have, in addition to the rights and remedies given to it under this Agreement, the Notes and the other Loan Documents, all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Collateral may be located and all rights and remedies allowed by all applicable Laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by said Laws. In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by Agent after an Event of Default may be for cash, credit or any combination thereof, and Agent may purchase all or any part of the Collateral at public or, if permitted by Law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Obligations then owing. Any sale of the Collateral may be adjourned from time to time with or without notice. Agent may, in its sole discretion, cause any Collateral to remain on a Borrower's premises, at the Borrower's expense, pending sale or other disposition of such Collateral. Agent shall have the right to conduct such sales on a Borrower's premises, at Borrowers' expense, or elsewhere on such occasion or occasions as Agent may see fit.

      Section 10.C. ENTRY UPON PREMISES AND ACCESS TO INFORMATION. If an Event of Default then exists, without notice, demand or legal process of any kind, Agent may take possession of any or all of the Collateral, wherever it might be found and for that purpose, Agent shall have the right, without breaching the peace, to enter upon the premises of any Borrower where the Collateral is located (or is believed to be located) without any obligation to pay rent to any Borrower, or any other place or places under the control of any Borrower where the Collateral is believed to be located and kept, and remove the Collateral therefrom to the premises of Agent or any agent of Agent, for such time as Agent may desire, in order to effectively collect or liquidate the Collateral, and/or Agent may require any Borrower to assemble the Collateral and make it available to Agent at a place or places to be designated by Agent. If an Event of Default then exists, Agent shall have the right to obtain access to any Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Agent deems appropriate which is related to the preservation or disposition of the Collateral or to the collection of the Obligations.

      Section 10.D. SALE OR OTHER DISPOSITION OF COLLATERAL BY AGENT. Any notice required to be given by Agent of a sale, lease or other disposition or other intended action by Agent with respect to any of the Collateral which is deposited in the United States mails, postage prepaid and duly addressed to Borrowers at the address specified in Section 12.J, at least ten (10) Business Days prior to such proposed action, shall constitute fair and reasonable notice to Borrowers of any such action. The net proceeds realized by the Lenders upon any such sale or other disposition, after deduction for the reasonable expenses of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by Agent or Lenders in connection therewith, shall be applied as provided herein toward satisfaction of the Obligations. The Lenders shall account to Borrowers for any surplus realized upon any such sale or other disposition, and Borrowers shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Agent's Lien on the Collateral until the Obligations are fully paid. Borrowers agree that Agent has no obligation to preserve rights to the Collateral against any other parties. To the extent Borrowers have the power, without violating the terms of any agreement existing as of the Closing Date, to grant such a license, Agent is hereby granted a license or other right to use, without charge, any Borrower's labels, patents, production certificates, type certificates, supplemental certificates, copyrights, rights of use of any name, trade secrets, trade names, tradestyles, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral.

      Section 10.E. COLLECTION OF RECEIVABLES. After an Event of Default occurs and is continuing, Agent is authorized and empowered (which authorization and power, being coupled with an interest, is irrevocable until the last to occur of termination of this Agreement and payment and performance in full of all of the Obligations) in its sole and absolute discretion:

            (i) To endorse in any Borrower's name and to collect any chattel paper, checks, notes, drafts, instruments or other items of payment tendered to or received by Agent in payment of any receivable included in the Collateral;

            (ii) To notify, either in Agent's name or any Borrower's name, and/or to require any Borrower to notify, any account debtor or any other Person obligated under or in respect of any receivable included in the Collateral, of the fact of Agent's Lien thereon and of the collateral assignment thereof to Agent;

            (iii) To direct, either in Agent's name or any Borrower's name, and/or to require any Borrower to direct, any account debtor or other Person obligated under or in respect of any receivable to make payment directly to Agent of any amounts due or to become due thereunder or with respect thereto; and

            (iv) To demand, collect, surrender, release or exchange all or part of any receivable or any amounts due thereunder or with respect thereto, or compromise or extend or renew for any period (whether or not longer than the initial period) any and all sums which are now or may hereafter become due or owing upon or with respect to any receivable included in the Collateral, or enforce, by suit or otherwise, payment or performance of any receivable either in Agent's own name or in the name of any Borrower.

Under no circumstances shall Agent be under any duty to act in regard to any of the foregoing matters. The costs relating to any of the foregoing matters, including reasonable attorneys' fees and out-of-pocket expenses, shall be borne solely by Borrowers whether the same are incurred by Agent or Borrowers.

      Section 10.F. RESCISSION. If at any time after acceleration of the maturity of the Loans, Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by laws, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest of the Loans due and payable solely by virtue or acceleration) shall be remedied or waived pursuant to this Agreement, then by written notice to Borrowers, the Required Lenders may elect, in the sole discretion of the Required Lenders, to rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders to a decision which may be made at the election of the Required Lenders; they are not intended to benefit Borrowers and do not give Borrowers the right to require Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

      Section 10.G. APPLICATION OF PAYMENTS. All monies received by the Agent or any of the Lenders from the exercise of any rights or remedies shall, unless otherwise required by applicable Law, be applied as follows:

      A. First, to the payment of all reasonable expenses (to the extent not paid by Borrowers) actually incurred by the Agent or any of the Lenders in connection with the exercise of such rights or remedies, including all out-of-pocket costs and expenses of collection, reasonable attorneys' fees and court costs, all costs incurred by any one or more of the Agent or the Lenders directly or indirectly in carrying out the terms, covenants and agreements contained in any Loan Document, together with interest thereon as provided therein, and all other costs and expenses described in Section 8.A.6;

      B.    Next, to the payment of any outstanding fees due hereunder;

      C. Next, to the payment of interest then accrued and unpaid on the Notes, ratably to each Lender in accordance with its PRO RATA share;

      D. Next, to the payment of principal then owing on the Notes, ratably to each Lender in accordance with its PRO RATA share;

      E. Next, to all of the other Obligations, ratably in the proportion which such other Obligations owed to the Agent or a Lender bears to all such other Obligations;

      F. Surplus, if any, unless a court of competent jurisdiction decrees otherwise, to the holder(s) of any junior liens as may be required by the provision of any applicable agreement governing Subordinated Debt and to the Borrowers, as appropriate.

      Section 10.H. LETTERS OF CREDIT. When any Event of Default, other than an Event of Default described in Section 9.E hereof has occurred and is continuing, the Borrowers shall, upon demand of the Agent, and when any Event of Default described in Section 9.E has occurred, the Borrowers shall, without notice or demand from the Agent, immediately pay to the Agent the full Stated Amount of each Letter of Credit, the Borrowers hereby agreeing to immediately make each such payment and acknowledging and agreeing the Agent would not have an adequate remedy at law for failure of the Borrowers to honor any such demand and that the Agent shall have the right to require the Borrowers to specifically perform such undertaking whether or not any draws had been made under the Letters of Credit.



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



SECTION 11.       AGENCY PROVISIONS.

      Section 11.A.     APPOINTMENT.

      (a) Each Lender hereby designates and appoints LaSalle National Agent as Agent of such Lender under this Agreement and the Loan Documents, and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 11.

      (b) The provisions of this Section 11 are solely for the benefit of Agent and Lenders, and Borrowers shall not have any rights to rely on or enforce any of the provisions hereof (other than as expressly set forth in Section 11.H, Section 11.I or in Section 11.C(b)). In performing its functions and duties under this Agreement, Agent shall act solely as Agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers.

      Section 11.B. NATURE OF DUTIES. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, expressed or implied, is intended or shall be construed to impose upon Agent any obligation in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and other Loan Documents, made its own independent investigation of the financial condition and affairs of Borrowers in connection with the making and the continuance of the Loans and its Commitment hereunder, and made and shall continue to make its own appraisal of the creditworthiness of Borrowers. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to Borrowers, whether coming into its possession before the Closing Date or at any time or times thereafter. If Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender at any time that the Required Lenders have instructed Agent to act or refrain from acting pursuant hereto.

      Section 11.C.     [Intentionally Omitted]

      Section 11.D. DISTRIBUTION AND APPORTIONMENT OF PAYMENTS. Payments actually received by Agent for the account of Lenders shall be paid to them promptly after receipt thereof by Agent, PROVIDED that Agent shall pay to such Lenders interest thereon, at the lesser of (i) Federal Funds Rate and (ii) the rate of interest applicable to such Loans, from the Business Day following receipt of such funds by Agent until such funds are paid to such Lenders. So long an there does not exist an Event of Default, all payments of principal and interest in respect of outstanding Loans, all payments of the fees described in this Agreement, and all payments in respect of any other Obligations shall be allocated among such of Lenders as are entitled thereto, in proportion to their respective PRO RATA shares or otherwise as provided herein. Agent shall promptly distribute to each Lender at its primary address set forth on the appropriate counterpart signature page hereof or on the Assignment and Acceptance, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive, provided that Agent shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including without limitation instructions from Required Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of Lenders as among themselves and may at any time or from time to time be changed by Lenders as they may elect, in writing, without necessity of notice to or consent of or approval by Borrowers or any other Person.

      Section 11.E.     RIGHTS, EXCULPATION, ETC.  Neither Agent, any
Affiliate of Agent, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable for its gross negligence or willful misconduct in the performance of its express obligations hereunder. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 11.D, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent shall not be responsible to any Lender for any recitals, statements, representations or


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warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement, or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of Borrowers. Agent shall not be required to make any inquiry concerning or to ascertain either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents, or the financial condition of Borrowers, or the existence or possible existence of any Default or Event of Default, or to inspect the property of the Borrowers. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Required Lenders.

      Section 11.F. RELIANCE. Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for Borrowers), independent public accountants and other experts selected by it.

      Section 11.G. INDEMNIFICATION. To the extent that Agent is not reimbursed and indemnified by Borrowers, Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent or under this Agreement or any of the other Loan Documents, in proportion to each Lender's
PRO RATA share; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent (to the extent not reimbursed by the Borrowers) promptly upon demand for


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



its ratable share of any out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Agent in connection with the preparation, administration, or enforcement of or legal advice in respect of rights or responsibilities under any Loan Document. The obligations of Lenders under this Section 11.G shall survive the payment in full of all Obligations and the termination of this Agreement. In the event that after payment and distribution of any amount by Agent to Lenders, any Lender or third-party, including any Borrower, any creditor of any Borrower or a trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in proportion to their respective PRO RATA shares, shall reimburse Agent for all such amounts.

      Section 11.H. AGENT INDIVIDUALLY. With respect to its PRO RATA share of the Commitments hereunder and the Loans made by it, Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Required Lenders" or any similar terms shall include Agent in its individual capacity as a Lender or one of the Required Lenders. Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as Agent pursuant hereto.

      Section 11.I.     SUCCESSOR AGENT; RESIGNATION OF AGENT; REMOVAL AGENT.

      (a) Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Business Days prior written notice to Lenders and Borrowers. Required Lenders may remove Agent at any time by giving at least thirty (30) Business Days prior written notice to Agent, Borrowers and all other Lenders. Such resignation or removal shall take effect upon the acceptance by a successor Agent of appointment pursuant to CLAUSES (b) and (c) below or as otherwise provided below.

      (b) Upon any such notice of resignation by or removal of Agent, Required Lenders shall appoint a successor Agent with the consent of Borrowers (which may not be unreasonably withheld).

      (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring or removed Agent, with the consent of Borrowers (which may not be withheld unreasonably), shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Required Lenders, with the consent of Borrowers, appoint a successor Agent as provided above.



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



      Section 11.J.     AGENCY PROVISIONS RELATING TO COLLATERAL.

      (a) Each Lender authorizes and directs Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender agrees that any action taken by Agent or Required Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by Agent or Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders.

      (b) Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected Agent's Liens upon the Collateral granted pursuant to the Loan Documents.

      (c) Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral
(i) upon termination of the Commitments and payment and satisfaction of all Obligations which have matured and which Agent has been notified in writing are then due and payable; or (ii) constituting property being sold or disposed of if Borrowers certify to Agent that the sale or disposition is made in compliance with this Agreement (and Agent may rely conclusively an any such certificate, without further inquiry); or (iii) constituting property in which no Borrower owned an interest at the time the Lien was granted or at any time thereafter; or
(iv) if approved, authorized or ratified in writing by Agent at the direction of all Lenders. Upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this Section 11.J.

      (d) Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by all Lenders (as set forth in Section 11.J(b), each Lender agrees to confirm in writing, upon request by Borrowers, the authority to release Collateral conferred upon Agent under clauses (i) through (iv) of Section 11.J(c). So long as no Event of Default is then continuing, upon receipt by Agent of any such written confirmation from all Lenders of its authority to release any particular items or types of Collateral, and in any event upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, and upon at least five (5) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; PROVIDED, that (i) Agent shall not be required to execute any such document on terms


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



which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including without limitation the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

      (e) Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 11.J or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral as one of the Lenders and that Agent shall have no duty or liability whatsoever to any Lender.

      Section 11.K. ACTIONS AGAINST COLLATERAL. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against any Borrower or any other obligor hereunder with respect to exercising claims against or rights in any Collateral without the consent of the Required Lenders.

      SECTION 12.       MISCELLANEOUS.

      Section 12.A.     ASSIGNMENTS AND PARTICIPATIONS.

      (a) With the prior consent of CWI (which consent shall not be unreasonably withheld or delayed), LaSalle National Bank may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitments, the Loans owing to it, and participation in Letters of Credit); PROVIDED, HOWEVER, that (i) each such assignment shall be of a constant, and not a varying, percentage of LaSalle National Bank's rights and obligations under this Agreement, (ii) unless CWI otherwise consents, the aggregate amount of the Commitments of LaSalle National Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than Five Million Dollars ($5,000,000) and shall be an integral multiple of One Million Dollars ($1,000,000) and (iii) the parties to each such assignment shall execute and deliver to


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



Agent, for its approval and acceptance, an Assignment and Acceptance in the form of EXHIBIT L hereto (an "ASSIGNMENT AND ACCEPTANCE"); PROVIDED, FURTHER that any Lender, without the consent of the Agent or CWI, may assign all or part of its rights and obligations to any Affiliate of the assigning Lender, but shall not be permitted to make any other assignments. Upon such execution, delivery, approval and acceptance of the Assignment and Acceptance, and upon the effective date specified therein, (a) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (b) the Lender-assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

      (b) By executing and delivering an Assignment and Acceptance, the Lender-assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representation made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under any Loan Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of Financial Statements and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Document as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and
(vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

      (c) Agent shall maintain at its address referred to on the counterpart signature pages hereof a copy of each Assignment and Acceptance delivered to and accepted by it and shall record the names and addresses of each Lender and the Commitment of, and principal amount of the Loans owing to, such Lender from time to time. Borrowers, Agent and Lenders may treat each Person whose name is recorded in the records of the Agent as a Lender hereunder for all purposes of this Agreement.

      (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, Agent shall, if such Assignment and Acceptance has been property completed and is in substantially the form of EXHIBIT L, (i) accept such Assignment and Acceptance, (ii) record the information contained therein and (iii) give prompt notice thereof to Borrowers.

      (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitment, the Loans owing to it and participations in Letters of Credit) to an Affiliate of such Lender, but shall not otherwise be permitted to sell participations; PROVIDED, HOWEVER, that in connection with any such sale to an Affiliate, (i) such Lender's obligations under this Agreement (including without limitation its Commitment to Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrowers, Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement, (iv) the holder of any such participation shall not be entitled to voting rights under this Agreement except for voting rights with respect to the amendment or modification of those provisions of this Agreement for which the consent of all Lenders would be required; and (v) any party to which such a participation has been granted shall have the benefits of Sections 3.J. and 3.K. but shall not be entitled to receive any greater payment under either such Section than the Lender granting such participation would have been entitled to receive with respect to the rights transferred. No such participant shall have any rights under this Agreement except as provided in this Section 12.A.(e).

      (f) Borrowers will cooperate with Agent and Lenders in connection with the assignment of interests under this Agreement or the sale of participations herein.

      (g) Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including Section 11.L, any Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or


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



any of the Loan Documents to a Federal Reserve Agent; PROVIDED that no such pledge or assignment shall release such Lender from its obligations thereunder. To facilitate any such pledge or assignment, Agent shall, at the request of such Lender, enter into a letter agreement with the Federal Reserve Agent in, or substantially in, the form of the exhibit to Appendix C to the Federal Reserve Agent of New York Operating Circular No. 12.

      Section 12.B. RATABLE SHARING. Subject to Sections 3.C(d) and 11.D, and unless otherwise specifically stated herein, Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations, equitable adjustment will be made so that, in effect, all such amounts will be shared among then ratably in accordance with their PRO RATA shares, whether received by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any or all of the Obligations or the Collateral,
(ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, set-off, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of the obligations held by it which is greater than its PRO RATA share of the payments on account of the Obligations, the one receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such obligations owed to the others so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their PRO RATA shares; PROVIDED, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participation shall be returned to that party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 12.B may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

      Section 12.C.     WITHHOLDING TAXES.

      (a)   WITHHOLDING.  Except as otherwise required by Law and subject to
Section 12.C.(b) hereof, each payment by the Borrowers under this Agreement or the Notes or in respect of the Letters of Credit shall be made without setoff or counterclaim and without withholding for or on account of any present or future taxes imposed by or within the jurisdiction in which any Borrower is domiciled, any jurisdiction from which the Borrowers make any payment hereunder, or (in each case) any political subdivision or


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



taxing authority thereof or therein (excluding any such tax imposed on the overall net income of any Lender or its Lending Office). If any such withholding is so required, the Borrowers shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Agent (as the case may be) would have received had such withholding not been made. If the Agent or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrowers shall reimburse the Agent or that Lender for that payment on demand in the currency in which such payment was made. If a Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Agent on or before the thirtieth day after payment.

      (b) U.S. WITHHOLDING TAX EXEMPTIONS. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) shall submit to the Borrowers on or before the date the initial Borrowing is made hereunder, duly completed and signed copies of either Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all amounts to be received by such Lender, including fees, pursuant to this Agreement and the Loans) or Form 4224 (relating to all amounts to be received by such Lender, including fees, pursuant to this Agreement and the Loans) of the United States Internal Revenue Service. Thereafter and from time to time, each such Lender shall submit to the Borrowers such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) notified by the Borrowers to such Lender and (ii) required under then-current United States Law to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to this Agreement or the Loans or the Letters of Credit. Upon the request of the Borrowers, each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers a certificate to the effect that it is such a United States person.

      (c) INABILITY OF LENDER TO SUBMIT FORMS. If any Lender determines, as a result of any change in applicable Law, that it is unable to submit to the Borrowers any form or certificate that such Lender is obligated to submit pursuant to subsection (b) above, or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrowers of such fact and the

Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

      (d) LENDER'S FAILURE TO SUBMIT FORMS WHEN REQUIRED. The Borrowers shall not be required pursuant to Section 12.C.(a) hereof to pay to any Lender any increased amount on account of taxes to the extent such increased amount would not have been payable if the Lender had furnished a form (properly and accurately completed in all material respects) which it was otherwise required to furnish in accordance with the other provisions of this Section 12.C.

      Section 12.D. AMENDMENT AND WAIVERS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of Required Lenders (after notice to all Lenders, which notice may be oral) and Borrowers, and no termination or waiver of any provision of this Agreement, or consent to any departure by Borrowers therefrom, shall in any event be effective without the written concurrence of Required Lenders (after notice to all Lenders, which notice may be oral), which Required Lenders shall have the right to grant or withhold at their sole discretion, except that any amendment, modification or waiver of any provision of Section 2 hereof relating to any increase of the Commitments or any Lender's Commitment, to the principal amount, amortization and final maturity of the Loans, to the reduction of interest rates applicable to the Loans, to the rates at which the fees payable to the Agent for the ratable benefit of the Lenders pursuant hereto are determined, to the forgiveness of any amount payable or receivable under Section 2, to the definition of "Required Lenders" and "pro rata", to the level of consent required to release Collateral, and to the provisions contained in this
Section 12.D shall be effective only if evidenced by a writing signed by or on behalf of all Lenders, provided that notwithstanding the foregoing, the consent or approval of a Lender will not be required if such amendment, modification or waiver does not affect such Lender. No amendment, modification, termination or waiver of any provision of Section 11 hereof or any other provision referring to Agent shall be effective without the written concurrence of Agent. Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrowers in any case shall entitle Borrowers to any further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 12.D. shall be binding on each assignee, transferee or recipient of Agent's or any Lender's Commitment or the Loans at the time outstanding.


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



      Section 12.E. MERGER AND INTEGRATION CLAUSE. This Agreement and the Loan Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and specifically supersedes in its or their entirety the Prior Documents and the commitment letter of the Agent to CWI dated December 14, 1994, and any prior drafts thereof or proposals or letters from the Agent with respect to the terms of credit facilities hereunder or any other matter which is the subject matter of this Agreement or any of the Loan Documents.

      Section 12.F. APPLICABLE LAW. This Agreement, the Notes and the other Loan Documents have been executed, issued, delivered and accepted in and shall be deemed to have been made under and shall be governed by and construed in accordance with the Laws of the State of Illinois.

      Section 12.G. SEVERABILITY. This Agreement, the Notes and the other Loan Documents shall be construed and interpreted in such manner as to be effective, enforceable and valid under all applicable Laws. If any provision of this Agreement, the Notes or the other Loan Documents shall be held invalid, prohibited or unenforceable under any applicable Laws of any applicable jurisdiction, such invalidity, prohibition or unenforceability shall be limited to such provision and shall not affect or invalidate the other provisions hereof or thereof or affect the validity or enforceability of such provision in any other jurisdiction, and to that extent, the provisions hereof and thereof are severable.

      Section 12.H. SECTION HEADINGS. Section headings used in this Agreement are for convenience only and shall not effect the construction or interpretation of this Agreement.

      Section 12.I. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Agent, the Lenders and the Borrowers, and their respective successors and assigns; provided, however, that the Borrowers have no right to assign any of its rights or its obligations hereunder without the prior written consent of all Lenders.

      Section 12.J.     NOTICES.   Any notices, requests or consents required
or permitted by this Agreement shall be (i) in writing, and (ii) delivered in person, telexed, telecopied or sent by certified or registered mail, postage prepaid, return receipt requested, or by overnight mail or express delivery service to the addresses of the parties hereto set forth below, unless such address, telex number or telecopier number is changed by written notice hereunder. Each such notice, request, consent or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified on the signature page hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when


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such telex is transmitted to the telex number specified on the signature page hereof and the answerback is received by sender, (iii) if given by mail, five
(5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified on the signature page hereof; PROVIDED THAT any notice given pursuant to Sections 2 and 3 hereof shall be effective only upon receipt.

      Section 12.K. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument.

      Section 12.L. INDEMNIFICATION. In addition to the agreements of the Borrowers under the Environmental Indemnity Agreement, each Borrower hereby indemnities, exonerates and holds free and harmless the Agent, each Lender, each of their Affiliates and each of their officers, directors, employees, agents-and attorneys (collectively, the "INDEMNIFIED PARTIES" or, individually, an "INDEMNIFIED PARTY"), from and against any and all actions, causes of action, suits, proceedings, investigations, losses, costs, liabilities, damages, punitive damages, penalties and expenses, including reasonable attorneys' and paralegals' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought):

            (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

            (b) the entering into and performance under this Agreement or any other Loan Document or by any party thereto; or

            (c) any investigation, litigation, or proceeding related to any acquisition or proposed acquisition by any of the Borrowers of all or any portion of the stock or all or substantially all the assets of any Person, whether or not the Agent is party thereto and whether or not the proceeds of any Loans are used or to be used in connection therewith; except for any such Indemnified Liabilities arising by reason of an Indemnified Party's gross negligence or wilful misconduct. In addition, if any Borrower institutes any action, suit or proceeding against any of the Indemnified Parties and such action, suit or proceeding is unsuccessful, the Borrowers shall indemnify and hold harmless the Indemnified Parties from and against all Indemnified

      Liabilities arising in connection with or relating to such action, suit or proceeding. The Borrowers shall pay or reimburse the Indemnified Parties for any Indemnified Liabilities from time to time within thirty (30) days after demand. This Section and the agreements of the Borrowers set forth herein shall survive the termination of this Agreement and any or all of the Loan Documents and repayment of all of the Obligations hereunder and thereunder. If and to the extent that the undertaking described in this
      Section 12.L. is held or determined by any court of competent jurisdiction to be unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable Laws.

      Section 12.M. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists, and if a particular action or condition is expressly permitted under any covenant, unless expressly limited to such covenant, the fact that it would not be permitted under the general provisions of another covenant shall not constitute an Event of Default or Default if such action is taken or condition exists.

      Section 12.N. MARSHALLING; RECOURSE TO SECURITY; PAYMENTS SET ASIDE. Neither any Lender nor Agent shall be under any obligation to marshall any assets in favor of Borrowers or any other party or against or in payment of any or all of the Obligations. Recourse to security shall not be required at any time. To the extent that Borrowers make a payment or payments to Agent or the Lenders or Agent or the Lenders enforce their Liens or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement of setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or another party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      Section 12.O. LIMITATION OF LIABILITY. To the extent permitted by applicable Law, no claim may be made by Borrowers, any Lender or any other Person against Agent or any Lender, or the Affiliates, directors, officers, employees, attorneys or agents of any of them, for special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Borrowers, Agent and each Lender hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

      Section 12.P. CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL AND PERSONAL SERVICE. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS IN ANY ACTION, SUIT OR PROCEEDING (WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY) COMMENCED THEREIN IN CONNECTION WITH OR WITH RESPECT TO THE OBLIGATIONS, THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY DEFENSES OR COUNTER CLAIMS THEREIN), AND EACH BORROWER, THE AGENT AND THE LENDERS EACH WAIVE ANY RIGHT TO JURY TRIAL THAT THEY MAY NOW OR HEREAFTER HAVE UNDER ANY LAWS AND ANY OBJECTION TO VENUE IN CONNECTION THEREWITH. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS OR PAPERS ISSUED OR SERVED IN CONNECTION WITH THE FOREGOING AND AGREES THAT SERVICE OF SUCH PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWERS AS SET FORTH IN SECTION 12.J. ABOVE AND THE BORROWERS' REGISTERED AGENTS, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED FIVE (5) DAYS THEREAFTER, OR BY OVERNIGHT MAIL OR EXPRESS DELIVERY SERVICE, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED ONE (1) DAY THEREAFTER.

      Section 12.Q. NATURE OF BORROWERS' OBLIGATIONS. Each Borrower acknowledges and agrees that the liability of each Borrower for all Obligations, and under this Agreement and each Loan Document, is joint and several.

      Section 12.R.     MUTUAL GUARANTY AND SUBORDINATION BY BORROWERS.

      (a) GUARANTY. Each Borrower hereby guarantees and agrees to timely and completely pay, perform and discharge when due (whether by acceleration or otherwise) all of the Loans made by the Lenders to, and all of the other Obligations of, the other Borrowers to the Agent and the Lenders, their successors and assigns, including, without limitation, all payments of interest and principal under the Notes and all costs and expenses for which any Borrower is liable under any of the Loan Documents. Each Borrower agrees that the obligations and liabilities of such Borrower pursuant to this Section 12.R shall be absolute and unconditional, and the rights and remedies of the Agent and Lenders hereunder shall not be impaired and shall remain in full force and effect regardless of:

            (i) the genuineness, validity, enforceability, assignment or purported assignment of all or any part of this Agreement, the Notes, or any other Loan Documents;

            (ii) any amendment, extension, modification, release, waiver, discharge, settlement or compromise of or with respect to the Obligations or with respect to the Loan Documents, whether granted to a Borrower by the Agent or Lenders or by operation of law or under any bankruptcy, reorganization, liquidation, dissolution or similar proceedings, without prior or other notice to or the consent of the other Borrowers;

            (iii) any delay, failure, neglect, commission or omission by or on behalf of the Agent or Lenders, without the consent of a Borrower, to enforce, assert or exercise any of its rights, powers or remedies under this Agreement, the Notes, or any other Loan Documents, which shall in no event be construed as a waiver of any such rights, powers or remedies; or

            (iv) the liquidation, sale or marshalling of all, or substantially all, of the assets of any Borrower or any receivership, insolvency, bankruptcy, reorganization, arrangement, composition, readjustment or other similar proceeding or action involving any Borrower or an assignment for the benefit of the creditors of any Borrower.

Each Borrower agrees that the obligations and liabilities to the Agent and Lenders under this Section 12.R constitute a direct payment obligation and not a guaranty of collection, such that the Agent and Lenders may, at their sole option and discretion, proceed directly against any Borrower without proceeding against or exercising or exhausting any of their rights or remedies against the other Borrowers under any of the Loan Documents. Each Borrower hereby agrees that, to the extent the Agent or any Lender receives or applies any payments to the Obligations which are subsequently set aside for being wholly or partially invalid, fraudulent or preferential or which are required to be repaid to any Borrower, any party to the Loan Documents or to any estate, trustee, receiver or any other party, whether under any state or federal bankruptcy, insolvency, fraudulent conveyance, preference or similar law affecting creditors' rights generally or otherwise, then, to such extent, the guaranty, liabilities and obligations of each Borrower hereunder shall be reinstated as though such payments had not been so received or applied.

      (b) WAIVER. Each Borrower hereby waives and releases any and all claims for and rights of subrogation, indemnification, reimbursement, restitution, exoneration and contribution against, and any other right to receive payment from or participate in any claim brought by any other person against, the other Borrowers or any other party or person which exists or arises on account of or by reason of any payment made or performance by a Borrower hereunder or in respect of the Obligations, whether such claim or right is now existing or is hereafter acquired or arising and whether arising hereunder, in equity, by operation of law or contract or otherwise, and each Borrower agrees not to assert against the other Borrowers or any other person or party at any time any of such claims or rights or any other remedy of whatsoever kind or nature in favor of a Borrower existing or arising by reason of the foregoing.

      (c) SUBORDINATION. All indebtedness, liabilities and obligations of a Borrower to the other Borrowers, or any claims or causes of action of a Borrower against the other Borrowers, shall be and hereby are made subject to, postponed, subordinated and junior in right of payment to the satisfaction and payment in full of all of the Obligations of each Borrower to the Agent and Lenders arising under this Agreement, the Notes and any other Loan Documents or in any other manner arising or existing, and any payment by a Borrower or other distribution of property of a Borrower to the other Borrowers in payment of any indebtedness, liabilities or obligations (the "INTERCOMPANY DEBT") prior to satisfaction or payment in full of the Obligations, while the Loans or Commitments therefor are outstanding, shall be received in trust by such Borrower and promptly turned over to the Agent, provided, however, that so long as no Event of Default has occurred or is continuing, repayment of loans and advances in accordance with the terms hereof by any Borrower to any other Borrower shall not be prohibited or postponed. Each Borrower will mark its books and records and cause any promissory note or other instrument evidencing the Intercompany Debt to clearly indicate that the Intercompany Debt is subordinated hereby to the Obligations. Each Borrower will, upon demand of the Agent, cause any Intercompany Debt not evidenced by a promissory note or other instrument to be so evidenced and, as security for the Obligations, endorse with recourse such notes or instruments to the Agent and otherwise assign to the Agent any and all Intercompany Debt and any and all security therefor. In the event any receivership, insolvency, bankruptcy, reorganization, arrangement, composition, readjustment or other similar proceedings are commenced or instituted by or against a Borrower, the Obligations shall be paid in full before any Borrower shall be entitled to receive or retain any payment or distribution in respect to the Intercompany Debt, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character, whether in cash, property or securities in respect of the Intercompany Debt to which a Borrower would be entitled shall be made directly to the Agent, (b) each Borrower shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Intercompany Debt, and shall use its best efforts to cause such claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Agent, and (c) each Borrower hereby irrevocably agrees that the Agent may, in its sole discretion, in the name of such Borrower or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of such Borrower relating to the Intercompany Debt. The Borrowers will not, without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed: (a) cancel, waive, forgive, transfer or assign, or subordinate any Intercompany Debt, or security therefor, to any indebtedness other than the Obligations; (b) attempt to accelerate, enforce or collect any Intercompany Debt; (c) take any security for any Intercompany Debt; (d) convert any Intercompany Debt into stock of a Borrower; or (e) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to a Borrower.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


BORROWERS:


CONTINENTAL WASTE INDUSTRIES,
 INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Executive Vice President

Address:  67 Walnut Avenue
          Suite 103
          Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

BARKER BROTHERS, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


BARKER BROTHERS WASTE, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


BERRIEN COUNTY LANDFILL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

BLUEGRASS RECYCLING & TRANSFER
  COMPANY


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


COMMERCIAL WASTE DISPOSAL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

COVINGTON WASTE, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


CWI OF ILLINOIS, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


CWI OF MISSOURI, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

CWI VENTURE, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


FLL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

G.E.M. ENVIRONMENTAL MANAGEMENT
  INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


GILA BEND REGIONAL LANDFILL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

GREENFIELD ENVIRONMENTAL DEVELOPMENT
  CORP.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


JAMAX CORPORATION


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

KARAT CORP.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


MIDWEST MATERIAL MANAGEMENT, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

NORTHWEST TENNESSEE DISPOSAL
 CORPORATION


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


PRICHARD LANDFILL CORPORATION


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:  c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

SANDY HOLLOW LANDFILL CORP.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


SANIFILL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

SOUTHERN ILLINOIS REGIONAL
 LANDFILL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


SOUTH TRANS, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

SPRINGFIELD ENVIRONMENTAL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


SPRINGFIELD ENVIRONMENTAL, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


TRIPLE G LANDFILLS, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

UNITED REFUSE CO., INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


VICTORY ENVIRONMENTAL SERVICES,
 INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

VICTORY WASTE INCORPORATED


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


WPP CONTINENTAL DE COSTA RICA S.A.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473


WPP SERVICES, INC.


By:/s/ Jeffrey Levine
   ------------------------------
Name:  Jeffrey Levine
Title: Vice President

Address:    c/o Continental Waste
              Industries, Inc.
            67 Walnut Street
            Suite 103
            Clark, New Jersey 07066

Telephone:  908-396-0018
Telecopy:   908-396-4381
            908-396-1473

                              AGENT:


                              LASALLE NATIONAL BANK, as Agent


                              By:/s/  Mike Foster
                                 ------------------------------
                              Name:   Mike Foster
                              Title:  First Vice President

                              Address:    120 South LaSalle Street
                                          Chicago, Illinois  60603

                              Telephone: 312-443-2791
                                        ------------------------
                              Telex:
                                    ----------------------------
                              Telecopy: 312-904-8544
                                       -------------------------


                              LENDERS:


Address and Amount
  of Commitment:
                                    LASALLE NATIONAL BANK


120 South LaSalle Street            By:/s/ Mike Foster
                                         ----------------------
Chicago, Illinois  60603            Name:  Mike Foster
                                    Title:  First Vice President

Telephone:  312-443-2791
Telecopy:  312-904-8544

Lending Offices:                    120 South LaSalle Street
                                    Chicago, Illinois  60603

      Prime Rate Loan:              -------------------------
                                    -------------------------
                                    -------------------------


      LIBOR Loans:                  -------------------------
                                    -------------------------
                                    -------------------------



Amount of Commitment:         $______________

                               CREDIT AGREEMENT
                                   EXHIBIT A

                                REVOLVING NOTE

$__________                                                      _________, 1995


      Continental Waste Industries, Inc., a Delaware corporation, together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc. a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation, Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc., an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation, and WPP Services, Inc., an Ohio corporation (individually, any of said corporations may be referred to herein as a "MAKER," and collectively are sometimes referred to as the "MAKERS"), for value received, hereby jointly and severally promise to pay to the order of LaSalle National Bank (the "BANK"), on the Expiration Date (as defined in the Credit Agreement), the principal sum of __________________________ ($__________), or, if less, the aggregate unpaid principal amount of all Revolving Loans made to the Makers by the Bank pursuant to the Credit Agreement referenced below. This Note shall bear interest (computed on the basis of a 360 day year) on any and all principal amounts remaining unpaid hereunder from time to time, from the date hereof until maturity, at a fluctuating interest rate per annum determined in accordance with
Section 3 of the Credit Agreement. Interest hereunder shall be payable in arrears at the times set forth at Section 3 of the Credit Agreement. Any amount of interest or principal hereof which is not paid when due, whether at maturity, by acceleration or otherwise, shall bear interest payable on demand at a fluctuating annual interest rate equal at all times to the applicable Default Rate. If, at any time, the applicable interest rate hereunder is deemed by any competent court of law, governmental agency, board, commission or tribunal, to exceed the maximum rate of interest permitted by applicable law, then, for such time as the applicable interest rate hereunder would be deemed excessive, such interest rate shall be suspended and this Note shall bear interest at the maximum rate permissible under such applicable law, but thereafter, the former applicable interest rate hereunder shall be reinstated.

      This Note may be prepaid in whole or in part at any time or from time to time in accordance with the terms of the Credit Agreement. All payments hereunder shall be applied first to interest on the unpaid balance at the rate herein specified or referred to and then to principal. All payments of principal and interest on this Note shall be payable in lawful money of the United States of America at the offices of LaSalle National Bank located at 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the undersigned. Except as otherwise set forth in the Credit Agreement, if any payment of principal or interest hereunder shall become due on a Saturday, Sunday or business holiday under the laws of the State of Illinois or the United States of America, such payments shall be made on the next succeeding business day and such extension shall be included in computing any interest in respect of such payment.

      This Note is the or one of the Revolving Notes referred to in, and evidences certain indebtedness incurred by the Makers to the Bank under, that certain Credit Agreement dated __________, 1995, among the Bank, LaSalle National Bank as Agent, and the Makers (together with any amendments, extensions, modifications, renewals, restatements and substitutions thereof and therefor, being referred to herein, collectively, as the "CREDIT AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided in said Credit Agreement, and the Loan Documents referred to therein. The Makers jointly and severally agree to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder, under the Credit Agreement, or under any Loan Documents referred to therein promptly on demand of the Bank.

      The principal amount of this Note evidences the maximum aggregate principal amount of all Revolving Loans available to the Makers from the Bank pursuant to the Credit Agreement. Notwithstanding the stated principal amount of this Note, the Makers' liability hereunder at any time hereafter shall be limited to the aggregate of the then unpaid principal amount of all Revolving Loans made by the Bank to or for the account of the Makers pursuant to the Credit Agreement, together with accrued interest thereon, and all other costs and expenses as provided in the Credit Agreement. In determining the Makers' liability to the Bank hereunder, the books and records of the Bank shall establish a rebuttable presumption of such liability.

      EXCEPT TO THE EXTENT PROVIDED IN THE CREDIT AGREEMENT, THE MAKERS HEREBY WAIVE DEMAND, PRESENTMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR OR DEFAULT AND ANY OTHER NOTICE OR DEMAND OF WHATSOEVER KIND OR NATURE IN CONNECTION WITH THIS NOTE AND THE LOANS EVIDENCED HEREBY. THE MAKERS HEREBY CONSENT TO THE JURISDICTION OF ANY FEDERAL, STATE OR LOCAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS AND WAIVE ANY RIGHT TO TRIAL BY JURY AND ANY OBJECTION TO VENUE WITH RESPECT TO ANY ACTION INSTITUTED HEREUNDER OR UNDER THE CREDIT AGREEMENT. THE MAKERS HEREBY FURTHER WAIVE PERSONAL SERVICE OF ANY PROCESS OR PAPERS TO BE SERVED IN ANY SUCH ACTION AND AGREE THAT ANY SUCH SERVICE MAY BE MADE BY MAILING SUCH PROCESS OR PAPERS, POSTAGE PREPAID AND ADDRESSED TO BOTH THE MAKERS AT THE ADDRESS SET FORTH BELOW AND TO THE MAKERS' REGISTERED AGENTS, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED FIVE (5) DAYS THEREAFTER, OR BY OVERNIGHT MAIL OR EXPRESS DELIVERY SERVICE, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED ONE (1) DAY THEREAFTER.

                                          MAKERS:


                                          CONTINENTAL WASTE INDUSTRIES,
                                          INC., a Delaware corporation
MAILING ADDRESS:

67 Walnut Avenue                          By:__________________________
Suite 103                                 Name:________________________
Clark, NJ  07066                          Title:_______________________


                                          BARKER BROTHERS, INC.,
                                          a Tennessee corporation

c/o Continental Waste                     By:_________________________
Industries Inc.                           Name:_______________________
67 Walnut Avenue, Suite 103               Its: _______________________
Clark, NJ  07060

                                          BARKER BROTHERS WASTE, INC.,
                                          a Tennessee corporation


c/o Continental Waste                     By:_________________________
Industries Inc.                           Name:_______________________
67 Walnut Avenue, Suite 103               Its:________________________
Clark, NJ  07060

MAILING ADDRESS:

                                          BERRIEN COUNTY LANDFILL, INC.,
                                          a Michigan corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          BLUEGRASS RECYCLING & TRANSFER
                                          COMPANY, a Kentucky corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060


                                          COMMERCIAL WASTE DISPOSAL, INC.,
                                          a Kentucky corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          COVINGTON WASTE INC., a Tennessee
                                          corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          CWI OF ILLINOIS, INC.,
                                          an Illinois corporation

MAILING ADDRESS:

c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060


                                          CWI OF MISSOURI, INC.,
                                          a Missouri corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          CWI VENTURE, INC.,
                                          a New Jersey corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ 07060

                                          FLL, INC.,
                                          a Michigan corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          G.E.M. ENVIRONMENTAL MANAGEMENT INC.,
                                          a Delaware corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

MAILING ADDRESS:

                                          GILA BEND REGIONAL LANDFILL,
                                          INC.,an Arizona corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060


                                          GREENFIELD ENVIRONMENTAL
                                          DEVELOPMENT CORP.,
                                          a Delaware corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name__________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060


                                          JAMAX CORPORATION, an Indiana
                                          corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          KARAT CORP., a New Jersey
                                          corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          MIDWEST MATERIAL MANAGEMENT,
                                          INC., an Indiana corporation

MAILING ADDRESS:


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060

                                          NORTHWEST TENNESSEE DISPOSAL
                                          CORPORATION, a Tennessee corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07060


                                          PRICHARD LANDFILL CORPORATION,
                                          a West Virginia corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066


                                          SANIFILL, INC., a Tennessee
                                          corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066

MAILING ADDRESS:


                                          SANDY HOLLOW LANDFILL CORP.,
                                          a West Virginia corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066


                                          SOUTHERN ILLINOIS REGIONAL LANDFILL,
                                          INC., an Illinois corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066

                                          SOUTH TRANS, INC.,
                                          a New Jersey corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066


                                          SPRINGFIELD ENVIRONMENTAL, INC.,
                                          a Delaware corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066

MAILING ADDRESS:


                                          SPRINGFIELD ENVIRONMENTAL, INC.,
                                          an Indiana corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066


                                          TRIPLE G LANDFILLS, INC.,
                                          an Indiana corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066

                                          UNITED REFUSE CO., INC.,
                                          an Indiana corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066

                                          VICTORY ENVIRONMENTAL SERVICES,
                                          INC., a Delaware corporation



c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066

MAILING ADDRESS:


                                          VICTORY WASTE INCORPORATED,
                                          a California corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066


                                          WPP CONTINENTAL de COSTA RICA
                                          S.A., a Costa Rican corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066


                                          WPP SERVICES, INC.,
                                          an Ohio corporation


c/o Continental Waste                     By:___________________________
Industries Inc.                           Name:_________________________
67 Walnut Avenue, Suite 103               Its:__________________________
Clark, NJ  07066

                                   EXHIBIT B
LaSalle National Bank
-----------------------------------------------------------------------------
International Banking                                           LASALLE BANKS

120 South LaSalle Street
Chicago, Illinois
                                                         Date ---------------
APPLICATION FOR STANDBY                   Applicant's Phone # ---------------
LETTER OF CREDIT                               Contact Person ---------------
                                                      L/C No. ---------------
                                                          (For Bank Use Only)
=============================================================================
Please issue an Irrevocable Standby Letter of Credit substantially as set forth below:

=============================================================================
Advising Bank, if any                  Applicant (name and address)




-----------------------------------------------------------------------------
Beneficiary (name and address)         Amount (USD unless otherwise indicated)

                                       ---------------------------------------
                                       Expiry date

                                       --------------------------------------
                                       Presentation for Payment: Drafts must
                                       be drawn and presented with accompanying
                                       documentation at your principal Chicago
                                       office on or before the expiry date,
                                       unless otherwise indicated below.
-----------------------------------------------------------------------------
Deliver the L/C to Beneficiary by: [  ]Mail  [  ]Cable  [  ]Other ___________

-----------------------------------------------------------------------------
Available by draft(s) at sight drawn on LaSalle National Bank, Chicago, Illinois, accompanied by the following document(s):

Beneficiary's signed statement reading that "________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
Other Instructions (if any)__________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
/ /Attachments (NOTE: All attachments must also be signed.)
-----------------------------------------------------------------------------
All draft(s) must be marked as drawn under this CREDIT. The original Letter of Credit must be presented for endorsement at the time of negotiation/payment.

Partial drawings are [  ] permitted   [  ] prohibited
------------------------------------------------------------------------------
Charge our account for all          Your correspondents' charges, if any,
payments and fees under this        are for
L/C, unless otherwise indicated.

Account No._____________________    [  ]Our account. [  ]Beneficiary's account.
===============================================================================
PLEASE DATE AND OFFICIALLY SIGN THE AGREEMENT ON PAGE 3 OF THIS APPLICATION.

STANDBY LETTER OF CREDIT AGREEMENT

     In consideration of LaSalle National Bank, Chicago, Illinois issuing an irrevocable Standby Letter of Credit ("Credit") substantially according to the Application appearing on the reverse side hereof ("Application"), we jointly and severally agree as follows:

     1. ISSUER'S GENERAL OBLIGATIONS. Upon your issuance of a Credit, your obligations to us relative to the Credit include good faith and observance of general banking usage, but do not include liability or responsibility of any kind arising out of or in connection with: (a) performance of the underlying contract or other transactions between us and the beneficiary; (b) acts, errors, neglects, defaults, or omissions of any person other than you;
(c) loss or destruction of any telegram, cable, letter, instrument, or document while in transit or in the possession of others; (d) knowledge or lack of knowledge of any custom or usage of any particular trade;
(e) transmission, delivery, translation, or interpretation of any message including any interruption, delay, error or omission therein;
(f) insufficiency, lack of authorization, invalidity of, lack of genuineness, truthfulness or error or fraud in any documents presented under the Credit or in any instructions purporting to be ours or your correspondent's and pertaining to the Credit; (g) validity or correctness of any transfer or proper identity of any transferee (if the Credit is issued in transferable form); (h) payment in accordance with cable or other advice of negotiation or payment, where it develops that the terms of the Credit were not complied with or the documents failed to arrive; (i) waiver of any requirement which exists for your protection and not ours, or which waiver does not in fact materially prejudice us; or (j) any other act or omission for which banks are relieved of responsibility under the "Uniform Customs & Practice for Documentary Credits of the International Chamber of Commerce" as adopted from time to time (hereafter "Revised Customs").

     2.  ISSUER'S OBLIGATIONS CONCERNING DOCUMENTS.
     (a) Your obligations to us relative to the Credit include your examination of documents with care so as to ascertain that on their face they appear to comply with the terms of the Credit, but do not include liability or responsibility of any kind arising out of or in connection with:
(i) genuineness or effect of documents which appear on your examination to be regular on their face; (ii) honor of drafts or demands for payment which appear on your examination to be regular on their face; or (iii) the ultimate correctness of your decision regarding documentary compliance, where your decision is based on your examination of the documents, or your exercise of judgment, in a manner not manifestly unreasonable. You may accept documents which substantially or reasonably comply with the terms of the Credit.

     (b) Unless otherwise specified in the Application, you may in your discretion accept or honor as complying with the Credit; (i) drafts or documents signed by or issued to the purported executor, administrator, trustee in bankruptcy, or other legal representative of any party designated in the Credit; (ii) drafts which fail to bear any or adequate reference to the Credit, or notation to be made on the Credit, or which comply under the laws, rule, regulations, and general banking or trade customs and usages of the place of drawing, negotiation or presentation; or (iv) drafts or documents which comply with the Revised Customs.

     3.  PAYMENT; COMMISSIONS.
     (a) We will pay you in United States currency and in immediately available and freely transferable funds at your main office, the amount of each draft drawn under or purporting to be drawn under the Credit together with all other amounts owing to you in connection therewith, such payment to be made at the time of negotiation of each respective draft or if so demanded by you, on demand in advance of any drawing. In the case of drafts in foreign currency, such payments shall be at the current rate of exchange for cable transfers to the place of payment in the currency in which such draft is drawn (or, if for any reason you are unable to establish such a rate of exchange, in an amount equal to your actual cost of settlement); but in any case, we may offer and you may, at your option, accept as a means of payment first class banker's bills of exchange, in the amount and currency of the draft, bearing our endorsement.

     (b) We will pay on demand, in United States currency at your office:
(i) a commission with respect to the Credit at such rate as you may reasonably deem to be proper; (ii) interest at a rate equal to _____% per annum on amounts paid by you or any other drawee under any draft or other order, instrument or demand drawn or presented under the Credit or this Agreement from the date of such payment until you receive our reimbursement. In the event no interest rate is inserted at the time we signed this Agreement, interest shall accrue on all amounts paid by you or any drawee under any draft or other order, or instrument or demand drawn or presented under the Credit or this Agreement at your Prime Rate plus 2% per annum. "Prime Rate" shall mean the rate in effect from time to time as set by you and called your Prime Rate. Interest shall be calculated on the basis of a 360-day year and paid for actual days elapsed; and (iii) all charges and expenses, including reasonable attorneys' fees, legal expenses, court costs, and any reserve, insurance, or similar costs paid or incurred by you in connection with your issuing of the Credit, your performing under the Credit and this Agreement and all transactions related to or contemplated by this Agreement (including without limitation your creating, perfecting, exercising, enforcing or otherwise realizing upon your interest, rights, and remedies).

     4. GRANT OF SECURITY INTEREST: OBLIGATIONS OF CUSTOMER. We hereby grant to you as security for all of our obligations to you, whether absolute or contingent, due or to become due, now or hereafter arising from this or any other agreement we may have with you, a security interest in all of the following (the "Collateral"), all property belonging to any of us (including deposit accounts and other credits), merchandise, and documents, of any nature, now or hereafter in your actual or constructive possession or that of your correspondents or in transit to you or your correspondents from or for us in any manner whatsoever, whether expressly as security or otherwise, and all proceeds of all the foregoing. You shall have all of the rights of a secured party under the Uniform Commercial Code in the aforesaid property and proceeds, and in addition all of the rights specified in this Agreement, including the right to apply any of the Collateral to any of our obligations to you at any time, without notice to us, in any order, and amount you may determine. We will execute any financing statements, trust receipts, or other documents you may request in order to perfect, maintain, protect, enforce, or realize on your security interest in the Collateral. Upon request by you, we will deposit with you such additional security for our liabilities to you as you may in good faith deem necessary for your protection.

     5. ASSUMPTION OF RISK BY CUSTOMER; CUSTOMER'S INDEMNIFICATION OF ISSUER; SUBROGATION.
     (a) The beneficiary or any other user of the Credit and any other drawer of any draft shall be deemed our agents, and we assume at risk, loss, liability, charges, and expenses with respect to their acts or omissions and also with respect to any error, delay, misdelivery, or loss in or arising out of the transmission of telegrams, cables, letters, or other communications or documents or items forwarded in connection with the drafts or the Credit. We shall not be relieved from any obligation or liability, nor shall the terms of this Agreement be affected by the occurrence of any of the foregoing. Any action or inaction by you or your correspondents in connection with the Credit or with instructions or drafts, documents, or merchandise relative to the Credit, shall, if in good faith, conclusively be deemed to have been authorized by us, and you shall have no liability therefor.

     (b) We will indemnify you and your correspondents and defend and hold you and them harmless from and against any and all loss, costs, expenses (including reasonable attorneys' fees), suits, and liabilities, of any nature whatever, sustained or incurred or asserted in connection with the Credit, the payment or acceptance or refusal to pay or accept any draft, and any other action or inaction in reliance upon the provisions of this Agreement.

     (c) Whenever appropriate to prevent unjust enrichment and to the end that we shall bear substantially all of the risks relative to the Credit and the underlying transactions, you shall be subrogated (for purposes of defending against our claims and proceeding against others to the extent of your liability to us) to our rights against any person who may be liable to us on any underlying transaction; to the rights of any holder in due course or person with similar status against us; and to the rights of the beneficiary or his assignee or person with similar status against us.

     6.  DEFAULT; REMEDIES.
     (a) We will be in default under this Agreement upon the occurrence of any of the following: (i) any failure to perform any of our obligations or undertakings under this Agreement or any other agreement with you or instrument delivered to you, including without limitation our obligation promptly to pay all sums due you; (ii) any failure to furnish you upon demand additional security satisfactory to you; (iii) any act or event evidencing or reasonably appearing to evidence our insolvency or financial instability;
(iv) any failure to furnish upon demand any financial information you may request of us or to permit at a reasonable time your inspection of our books, records, and accounts; (v) any material misrepresentation made by us in connection with the Credit; or (vi) any other act, event or occurrence which in your sole judgment impairs your security or increases your risk.

     (b) Upon default, all of our liabilities to you, of whatever nature, whether contingent or absolute, shall become immediately due and payable without notice or demand, and you shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     7. WAIVER BY ISSUER; ACTS NOT AFFECTING AGREEMENT. You shall have no duty to exercise any of your rights hereunder, and you shall not be liable for any failure to do so or delay in doing so. No such failure or delay on the part of you or your correspondents shall operate as a waiver, and no notice to or demand upon us by you or your correspondents shall be deemed a waiver of your right to take any other or further action without notice or demand. Your rights and liens and our obligations and liabilities under this Agreement shall continue unimpaired and this Agreement shall remain binding upon us, notwithstanding (a) release or substitution of any Collateral or any right or interest therein; (b) extension of the maturity or time for presentation of drafts or documents; (c) any other modification of the terms of the Credit at the request of any of us, with or without notification to the others or; (d) any increase in the amount of the Credit at our request. No delay, extension of time, renewal, compromise, or other indulgence which you may permit in connection with any of your rights hereunder shall impair those rights, and you shall not be deemed to have waived any of those rights unless such waiver is in writing and signed by you or your authorized agent; nor shall any such waiver constitute a waiver of any other right or of the same right at any future time.

     8. SOLE OBLIGATION OF BANK. Without limiting any other provision herein, you are hereby expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms of said Credit without regard to, and without any duty on your part to inquire into, the existence of any disputes or controversies between any of the undersigned, the beneficiary of the Credit or any other person, firm or corporation, or the respective rights, duties or liabilities of any of them or whether any facts or occurrences represented in any of the documents presented under the Credit are true or correct. Furthermore, we fully understand and agree that your sole obligation to us shall be limited to honoring requests for payment made under and in compliance with the terms of the Credit and the Application and your obligation remains so limited even if you may have assisted us in the preparation of the wording of the Credit or any documents required to be presented thereunder or that you may otherwise be aware of the underlying transaction giving rise to the Credit and this application.

     9. DURATION OF AGREEMENT; AGREEMENT BINDING UPON SUCCESSORS; INDEMNITY. This Agreement shall remain in full force and effect as to each and every transaction between you and us until you shall actually have received written notice to the contrary from us, and after receipt of such written notice shall continue in full force and effect as to all transactions between you and us prior to the date of such receipt. This Agreement shall not be revoked or impaired by the death of any party hereto, by the revocation or release of any obligations hereunder of any one or more parties hereto, or (if any party hereto shall be a partnership) by any changes in the individuals composing the partnership. If this Agreement is terminated or revoked as to any of us for any reason, we will indemnify and save you harmless from any loss which you may incur in acting hereunder prior to your receipt of written notice of such termination or revocation. If this Agreement is signed by one party, the terms "we", "our", "us", shall be read throughout as "I, "my", "me", as the case may be. If this Agreement is signed by two or more parties, it shall constitute the joint and several agreement of such parties.

     10. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the law of Illinois applicable to contracts made and to be wholly performed within Illinois. Except as otherwise expressly provided herein, the Revised Customs shall be binding upon this Agreement and upon the Credit, and in the absence of proof expressly to the contrary shall serve as evidence of general banking usage.

------------------------------------  ---------------------------------------
               Date                                 Firm Name

                                      By ------------------------------------
                                                 Official Signature

                                      ---------------------------------------
                                                   Street Address

                                      ---------------------------------------
                                        City,          County,         State

                                 FOR BANK USE ONLY


L/C #                   Amount $                         Date
     _________________          ______________________       _________________

Borrower               Branch #                         Bank #       13
        ______________          ______________________         _______________

New Commercial Borrower  //Yes  //No       Participation Sold   //Yes  //No

Customer account # ___________________     Name of Bank ______________________
Officer I.D. _________________________
New L/C Customer         //Yes  //No       Amount or % Sold __________________

Collateral Code ____ _________________     DDA Account # _____________________
                     Collateral Teller


BORROWER'S TOTAL DEBT (includes subject request)

Direct                                 Indirect (Guaranties)
                             Amount           Name                    Amount
Line of Credit Limit .....$ ________   ___________________________  $ ________

Letters of Credit ........$ ________   ___________________________  $ ________

This Credit ..............$ ________   ___________________________  $ ________

Pending ..................$ ________   ___________________________  $ ________

Total ....................$ ________   ___________________________  $ ________

Acceptances ..............$ ________   ___________________________  $ ________

Commercial Loans .........  ________   ___________________________    ________

Mortgage Loans ...........  ________   ___________________________    ________

Personal Loans ...........  ________   ___________________________    ________

Other ....................  ________   ___________________________    ________

                                       ___________________________    ________

BORROWER'S TOTAL DIRECT AND INDIRECT LIABILITIES:  $ _________________________

WARRANTOR: _____________________________ Customer No. ________________________

WARRANTOR'S TOTAL DIRECT AND INDIRECT LIABILITIES: $ _________________________
------------------------------------------------------------------------------

PLAN COMMITTEE APPROVAL/REVIEW DATE: _____________________ (when required)

                        APPROVED BY: _____________________ Account Officer

                                     _____________________ Division Head

                                     _____________________ Group Head

                                     _____________________ Control Administrator

Commission Fee:

__________% per annum on a 360-day basis
            for actual days. Bill/debit
            customer's account (please
            specify).

                                    EXHIBIT C

                       STOCK PLEDGE AND SECURITY AGREEMENT


      THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "PLEDGE AGREEMENT"), dated as of March 28, 1995, by Continental Waste Industries, Inc., a Delaware corporation, CWI Ventures, Inc., a New Jersey corporation, WPP Services, Inc. an Ohio corporation, FLL Inc., a Michigan corporation, Karat Corp., a New Jersey corporation, Victory Waste Incorporated, a California corporation, G.E.M. Environmental Management Inc., a Delaware corporation, and Greenfield Environmental Development Corp., a Delaware corporation (collectively, the "PLEDGORS"), in favor of LaSalle National Bank (the "AGENT"), as Agent for the Lenders party to the Credit Agreement defined below.

                              W I T N E S S E T H :

      WHEREAS, the Pledgors own all of the issued and outstanding shares of the capital stock of the corporations identified on SCHEDULE I attached hereto opposite their names and those corporations from time to time hereafter acquired or formed by Pledgors, the Shares of which are required to be pledged to the Agent for its benefit and the ratable benefit of the Lenders pursuant to Section 6.A.3 and 8.A.13 of the Agreement, as identified by execution of the Addendum attached hereto as SCHEDULE II (hereinafter referred to individually as a "PLEDGED SUBSIDIARY" and collectively as the "PLEDGED SUBSIDIARIES");

      WHEREAS, the Pledgors, the Agent and the Lenders are, simultaneously herewith, entering into that certain Credit Agreement, of even date herewith (as at any time amended, modified, supplemented, extended, renewed or restated, the "AGREEMENT"), pursuant to which the Lenders have agreed to make the Loans and extend financial accommodations to the Borrowers provided under the Agreement; and

      WHEREAS, as a condition of making the Loans and extending financial accommodations under the Agreement and as security for the Obligations to the Lenders under the Agreement, the Lenders are requiring that Pledgors execute and deliver this Pledge Agreement in order to secure said Obligations, and that the Pledged Subsidiaries execute this Pledge Agreement for the purposes set forth in
Section 8(g) below.

      NOW, THEREFORE, in order to induce the Lenders to make the Loans and extend financial accommodations under the Agreement and in consideration of the benefits to be derived by the Pledgors from the Loans and financial accommodations, it is agreed as follows:

      1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

      "BANKRUPTCY CODE" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

      "PERMITS" shall have the meaning assigned to such term in the Security Agreement referred to in the Agreement.

      "PLEDGE AGREEMENT" shall mean this Stock Pledge and Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

      "PLEDGED COLLATERAL" shall have the meaning assigned to such term in
Section 2 hereof.

      "SECURED OBLIGATIONS" shall have the meaning assigned to such term in
Section 3 hereof.

      "TERMINATION DATE" shall mean the date on which all of the Secured Obligations shall have been fully paid and satisfied and the Lenders shall not have any obligation or commitment to make any Loans or extend any financial accommodations under the Agreement.

      2. PLEDGE AND SECURITY INTEREST. The Pledgors hereby pledge and collaterally assign to the Agent and grant to the Agent, for its benefit and the ratable benefit of the Lenders, a first priority continuing security interest in all of the following (collectively, the "PLEDGED COLLATERAL"):

      (a) together with all voting rights therefor, all of the shares of common and preferred stock of the Pledged Subsidiaries owned by Pledgors and all other shares of capital stock of the Pledged Subsidiaries and any warrants, rights or options now or hereafter owned or acquired in any manner by the Pledgors, whether as a stock dividend, as a result of or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off, or otherwise acquired (collectively, the "PLEDGED SHARES");

      (b) the certificates representing the Pledged Shares, whether now or hereafter existing;

      (c) all payments, income, dividends (whether in cash, stock or property), liquidating dividends, distributions, cash, instruments, securities of any issuer (including, without limitation, any warrants, options or rights to acquire any such securities), and other property or proceeds from time to time received, receivable or otherwise distributed or to be distributed in respect of or in exchange for any or all of the Pledged Shares;

      (d) all rights, rights to payments, claims, causes of action and interests (but no obligations or liabilities) of Pledgors as against any Person arising or granted to Pledgors with respect to the Pledged Shares, together with all collateral and other security (including, without limitation, security agreements, pledge agreements, guaranties, letters of credit and deposits) which may now or hereafter secure any of the foregoing.

      3. SECURITY FOR SECURED OBLIGATIONS. This Pledge Agreement secures, and the Pledged Collateral is security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, whether for principal, premium, interest, fees, costs or expenses (including, without limitation, all attorneys' fees and expenses of collection), and whether now or hereafter existing, arising or incurred under or in connection with the Agreement and any Loan Documents (as at any time amended, modified, supplemented, extended, renewed or restated) referred to in the Agreement, together with all obligations and liabilities of the Pledgors under this Pledge Agreement (collectively, the "SECURED OBLIGATIONS").

      4. DELIVERY OF PLEDGED SHARES. All certificates or instruments representing or evidencing the Pledged Shares are correctly described on SCHEDULE I and, when executed, SCHEDULE II, attached hereto, and shall be delivered to and held by the Agent pursuant hereto. All such certificates shall be accompanied by duly executed instruments of transfer or assignment in blank and all such instruments or notes shall be endorsed by Pledgor to the Agent with recourse, all in form and substance satisfactory to the Agent. The Agent shall have the right, subject to the provisions of Section 8 hereof and subject to the requirements of any applicable regulatory authorities, at any time in its discretion and without notice to the Pledgors, to transfer to or to register in the name of the Agent or any of its nominees, any or all of the Pledged Shares. In addition, the Agent shall have the right at any time to exchange certificates or instruments, representing or evidencing the Pledged Shares for certificates or instruments of smaller or larger denominations.

      5. REPRESENTATIONS AND WARRANTIES. The Pledgors represent and warrant to the Agent and the Lenders with respect to the Pledged Collateral that:

      (a) Each Pledgor is, and at the time of delivery of the Pledged Shares to the Agent pursuant to Section 4 hereof will be, the sole holder of record and title and the sole beneficial owner of the Pledged Shares described on SCHEDULE I opposite its name, and, when executed, SCHEDULE II, attached hereto, free and clear of any Lien thereon, except for the Lien created by this Pledge Agreement.

      (b) Except for (i) the Shares of WPP Continental de Costa Rica S.A. which represent 85% of the issued and outstanding shares of the capital stock of WPP Continental de Costa Rica S.A., (ii) the Shares of Prichard Landfill Corporation which represent 66 2/3% of the outstanding capital stock of Prichard Landfill Corporation, (iii) the Shares of Victory Waste Incorporated which represent 96% of the issued and outstanding shares of common stock and 19% of the issued and outstanding shares of Series A-1 Preferred Stock of Victory Waste Incorporated, and (iv) the Shares of G.E.M. Environmental Management Inc. which represent 83% of the issued and outstanding common stock of G.E.M. Environmental Management Inc., the Pledged Shares constitute and represent all of the issued and outstanding shares of each class of the capital stock of the Pledged Subsidiaries. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

      (c) The Pledgors have full power, right and authority to enter into this Pledge Agreement and to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to the Agent as provided herein.

      (d) None of the Pledged Shares of the Pledgors either have been issued or transferred in violation of any federal or state securities registration, securities transfer, securities disclosure or similar laws, rules or regulations of any jurisdiction to which such issuance or transfer may be subject, or are restricted by any restrictive agreement, stop transfer order or legend appearing on the certificates therefor. The Pledgors' entry into this Pledge Agreement and the grant to the Agent of the pledge and security interest hereunder do not violate any of the foregoing.

      (e) The authorized capital stock, par value per share, and numbers of shares of stock issued and outstanding for each of the Pledged Subsidiaries are as set forth on SCHEDULE I and, when executed, SCHEDULE II, attached hereto and such shares are fully paid and nonassessable and are owned and held beneficially and of record by the respective Pledgors. As of the date hereof, there are no existing options, rights, warrants, calls or commitments of any character whatsoever relating to any capital stock of the Pledged Subsidiaries.

      (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Person is required either (i) for the pledge hereunder by the Pledgors of the Pledged Collateral or for the execution, delivery or performance by the Pledgors of this Pledge Agreement or (ii) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement except as may be required in connection with any such sale, transfer or other disposition by laws affecting the sale of securities generally.

      (g) The pledge, assignment and delivery of the Pledged Shares pursuant to this Pledge Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Shares securing the payment of the Secured Obligations.

      (h) This Pledge Agreement and each of the other Loan Documents to which any Pledgor is a party have been duly authorized, executed and delivered by the Pledgors and constitute legal, valid and binding obligations of the Pledgors enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equitable principles.

      The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Pledge Agreement.

      6. COVENANTS. The Pledgors covenant and agree that until the Termination Date:

      (a) The Pledgors will own, beneficially and of record, and maintain exclusive control, subject to the Agent's rights hereunder, of all of the issued and outstanding shares of capital stock of the Pledged Subsidiaries and any warrants, rights or other options therefor and any securities convertible or exercisable into any of the foregoing, free and clear of any Lien thereon, except for the Lien created by this Pledge Agreement.

      (b) The Pledgors will not sell, assign, transfer, pledge, or otherwise encumber or grant a Lien on any of its rights in or to any of the Pledged Collateral, whether now or hereafter existing.

      (c) The Pledgors will, at their expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Agent from time to time may reasonably request in order to ensure to the Agent and the Lenders the benefits of the Lien in and to the Pledged Collateral intended to be created by this Pledge Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by the Agent with or without the signature of the Pledgors.

      (d) The Pledgors will defend the title to the Pledged Collateral and the Liens of the Agent and the Lenders thereon, and indemnify and hold harmless the Agent and the Lenders against any claim, right or interest of any Person adverse to the Agent and Lenders and will maintain and preserve the Liens of the Agent and the Lenders until the termination of this Pledge Agreement.

      (e) The Pledgors will, upon obtaining any additional Pledged Subsidiaries, the Shares of which are required to be pledged to the Agent for its benefit and the ratable benefit of the Lenders pursuant to Section 8.A.13 of the Agreement, or any additional shares of the Pledged Subsidiaries, promptly (and in any event within three (3) Business Days) deliver to the Agent a Pledge Addendum, duly executed by the Pledgor, in substantially the form of SCHEDULE
II hereto (a "PLEDGE ADDENDUM"), in respect of the additional shares which are to be pledged pursuant to this Pledge Agreement. The Pledgors hereby authorize the Agent to attach each Pledge Addendum to this Pledge Agreement and agree that all shares listed on any Pledge Addendum delivered to the Agent shall for all purposes hereunder be considered respectively, part of the Pledged Shares and part of the Pledged Collateral.

      7.    PLEDGORS' RIGHTS.
            -----------------

      (a) The Pledgors shall have the right, at all times and from time to time, unless and until such Pledged Collateral is sold, assigned, transferred or conveyed by the Agent in exercise of its rights hereunder after the occurrence of an Event of Default, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Pledge Agreement, the Agreement, and any other Loan Document; PROVIDED, HOWEVER, that no vote shall be cast, and no consent shall be given or action as a shareholder taken, which would have the effect of impairing the position or interest of the Agent or Lenders in respect of the Pledged Collateral or which would authorize or effect a violation or breach of the Agreement or which would authorize or effect (except to the extent not in violation of the Agreement), (i) the dissolution or liquidation, in whole or in part, of any of the Pledged Subsidiaries, (ii) the consolidation or merger of any of the Pledged Subsidiaries with any other Person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of the Pledged Subsidiaries, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of the Pledged Subsidiaries or the issuance of any additional shares of any of the

Pledged Subsidiaries' stock or (v) the alteration of the voting rights with respect to the stock of any of the Pledged Subsidiaries.

      (b) As long as no Event of Default shall have occurred and be continuing, all dividends or distributions and all other payments or distributions on or in respect of any of the Pledged Shares whenever paid or made, shall be paid to Pledgors. Upon the occurrence of an Event of Default and during the continuation of such Event of Default, all such dividends or distributions, if received by the Pledgors, shall be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of the Pledgors, and shall be forthwith delivered to the Agent, as Pledged Collateral in the same form as so received (with any necessary endorsement).

      8. DEFAULTS AND REMEDIES. (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, the Agent may, and is hereby authorized and empowered to, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Shares, collect and receive all cash dividends and other distributions made thereon, and exercise all conversion, exchange, subscription or other corporate rights, privileges or options pertaining to the Pledged Shares, except to vote the Pledged Shares which voting rights shall be retained by the Pledgors until sale, assignment, transfer or disposition of the Pledged Stock by the Agent in exercise of its rights hereunder; PROVIDED, HOWEVER, that, notwithstanding the foregoing, the Agent has all right, power and authority to sell, transfer or otherwise dispose of the right to vote the Pledged Shares to any transferee thereof. In addition to the rights and remedies given to it under the Agreement and this Stock Pledge Agreement, the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in and then in effect in Illinois. The Agent may also sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Pledgors agree is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof, the Pledgors hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so; PROVIDED, HOWEVER, the Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any public building in the City of Chicago or elsewhere to be named in the notice of sale, either for cash or (without assuming any credit risk of the transferee or thereby discharging the Secured Obligations to the extent of such purchase price until paid in cash and reserving the right to resell the Collateral upon the failure of said transferee to so pay the purchase price therefor) upon credit or for future delivery at such price as the Agent may deem fair. The Agent may for its own account be the purchaser of the whole or any part of the Pledged Collateral so sold and, in lieu of paying any purchase price therefor, the Agent may set off or apply the purchase price against the Secured Obligations. Each purchaser, including the Agent, at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of any of the Pledgors, and the Pledgors hereby specifically waive and release all rights of redemption, stay or appraisal which they have or may have under any rule or law or statute now existing or hereafter adopted. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

      (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements or sale need be given, any other notice being hereby waived; PROVIDED, HOWEVER, that any sale or sales made after such postponement shall be after ten (10) days' prior written notice to Pledgors.

      (c) In the event of any sales hereunder the Agent shall, after deducting all reasonable costs or expenses of every kind, including reasonable fees and disbursements of its attorneys (including in-house counsel who are employees of the Agent) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and instruments governing and evidencing such obligations, returning the surplus, if any, to Pledgors.

      (d) If, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under applicable state blue sky or federal securities laws, the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said laws, (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under applicable state blue sky or federal securities laws at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder

(including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgors and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Agent may, in its discretion deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors' rights and all applicable insurance and state blue sky and federal state securities laws.

      (e) Notwithstanding the foregoing, the Pledgors agree that the Agent at any time may effect any sale of Collateral hereunder by one or more private sales thereof, including sales pursuant to subsection (d) above. The Pledgors also acknowledge that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under applicable state blue sky or federal securities laws, even if Pledgors would agree to do so.

      (f) The Pledgors agree that following the occurrence and during the continuance of an Event of Default, they will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgors waive the benefit of all such laws to the extent they lawfully may do so. The Pledgors agree that they will not interfere with any right, power or remedy of the Agent provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent by any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgors by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgors in any respect.

      (g) The Pledgors agree to comply or cooperate with the Agent and the Lenders in complying and to use its best efforts to cause the Pledged Subsidiaries to comply or cooperate with the Agent and the Lenders in complying (and by execution hereof, the Pledged Subsidiaries hereby agree to so comply and cooperate with the Agent in so complying), with all environmental laws, rules and regulations and all state blue sky and federal securities laws, rules and regulations applicable to any sale or disposition by the Agent hereunder and to take all actions and execute any and all documents, forms or other writings reasonably requested by the Agent in order to effect such compliance and sale or disposition.

      (h) The Pledgors further agree that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent and the Lenders, that the Agent and Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agree that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgors. The Pledgors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants.

      (i) The Agent may, in lieu of exercising its power to sell the Pledged Collateral at a public or private sale as provided herein, proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

      (j) The Agent acknowledges that applicable regulatory authorities may have to consent to or approve any sale, transfer or other disposition of the Pledged Collateral which effects the transfer of a Permit, and the Pledgors hereby waive and agree not to assert against the Agent or the Lenders any claim that any such sale, transfer or other disposition, or the terms or conditions thereof, were not commercially reasonable because of any action taken by, inactivity of or withholding of consent or approval by such regulatory authority.

      9. APPLICATION OF PROCEEDS. Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied by the Agent as follows:

      (a) first, to the payment of the reasonable costs and expenses of such sale or other realization, including reasonable legal fees and expenses to the Agent's and Lenders' counsel (including its in-house counsel who may be employees of the Agent or Lenders);

      (b) next, to payment of any obligations of the Pledgor to the Agent or the Lenders pursuant to Section 15 hereof;

      (c) next, to the payment of the Secured Obligations in accordance with the terms of the Agreement or as otherwise determined by the Agent; and

      (d) finally, after payment in full of all Secured Obligations, to the payment to Pledgors or their respective successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      10. WAIVER. No delay on the Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgors by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent's rights as against the Pledgors in any respect.

      11. ASSIGNMENT. The Agent may assign, endorse or transfer any instrument evidencing all or any part of the Secured

Obligations as provided in, and in accordance with, the Agreement, and the holder of such instrument shall be entitled to the benefits of this Pledge Agreement.

      12. TERMINATION. Following the Termination Date, the Agent shall deliver to Pledgors the Pledged Collateral pledged by the Pledgors at the time subject to this Pledge Agreement and all instruments or assignments executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgors' obligations hereunder and this Pledge Agreement shall at such time terminate.

      13. LIEN ABSOLUTE. All rights of the Agent and Lenders hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of the Agreement, the Notes, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Agreement, the Notes, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

      (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Pledgors.

      14. RELEASE. The Pledgors consent and agree that the Agent may, with the concurrence of the Required Lenders, at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations in accordance with the terms of the Credit Agreement and (b)exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from the Pledgors, it being hereby agreed that Pledgors shall be and remain bound upon this Pledge Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Agreement, or any other agreement governing any Secured Obligations. The Pledgors hereby waive notice of acceptance of this Pledge Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any part hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgors. No act or omission of any kind on the Agent's or any Lender's part shall in any event affect or impair this Pledge Agreement.

      15. INDEMNIFICATION. The Pledgors agree jointly and severally to indemnify and hold the Agent, each Lender and each of their directors, officers, employees, agents and counsel, harmless from and against any taxes, penalties, liabilities, claims, judgments and damages, including reasonable fees and disbursements of attorneys therefor (including in-house counsel who may be employees of the Agent or Lenders), and other expenses incurred thereby or arising in connection with the enforcement of or realization on this Pledge Agreement or the Lien provided for herein, including, without limitation, any federal or state securities law liability imposed or asserted against any such party in connection with any sale, assignment, transfer, disposition or other realization on the Pledged Collateral unless caused by such party's willful misconduct or gross negligence, and any taxes payable in connection with the delivery of any of the Pledged Collateral as provided herein. The obligations of Pledgors under this Section 15 shall survive the termination of this Pledge Agreement.

      16. REINSTATEMENTS. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any of the Pledgors or any of the Pledged Subsidiaries for liquidation or reorganization, should any of the Pledgors or any of the Pledged Subsidiaries become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's or any of the Pledged Subsidiaries' assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance under applicable law is rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      17.   MISCELLANEOUS.
            --------------

      (a) The Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to rely on reasonable advice of counsel concerning all matters pertaining to its duties hereunder.

      (b) Neither the Agent nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

      (c) This Pledge Agreement shall be binding upon the Pledgors, and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, the Lenders and their respective successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of Illinois without giving effect to principles of choice of law. None of the terms of provisions of this Pledge Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Agent, the Required Lenders and the Pledgors.

      (d) This Pledge Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent with each other such document, but to the extent that the terms and conditions of this Pledge Agreement are actually inconsistent with the terms and provisions of the Agreement, the Agreement will govern.

      18. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Pledge Agreement which are valid.

      19. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Pledge Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be sent by telecopy (with receipt confirmed), delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Pledgors and the Agent at the addresses set forth in the Agreement, or at such other address as may be substituted by notice given as therein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which sent by telecopy and receipt confirmed, personally delivered, with receipt acknowledged, or five days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      20. SECTION TITLES. The Section titles contained in this Pledge Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      21. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

      22. AMENDMENTS AND MODIFICATION. No amendment or modification of any provision of this Pledge Agreement shall be effective except by an agreement in writing signed by the Agent, the Required Lenders and the Pledgors.

      23. CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL AND PERSONAL Service. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF
ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS IN ANY ACTION, SUIT OR PROCEEDING (WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY) COMMENCED THEREIN IN CONNECTION WITH OR WITH RESPECT TO THE OBLIGATIONS, THIS PLEDGE AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY DEFENSES OR COUNTER CLAIMS THEREIN), AND EACH PLEDGOR, THE AGENT AND THE LENDERS EACH WAIVE ANY RIGHT TO JURY TRIAL THAT THEY MAY NOW OR HEREAFTER HAVE UNDER ANY LAWS AND ANY OBJECTION TO VENUE IN CONNECTION THEREWITH. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS OR PAPERS ISSUED OR SERVED IN CONNECTION WITH THE FOREGOING AND AGREES THAT SERVICE OF SUCH PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, DIRECTED TO THE PLEDGORS AT THE ADDRESSES SET FORTH IN THE AGREEMENT AND THE PLEDGORS' REGISTERED AGENTS, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED FIVE (5) DAYS THEREAFTER, OR BY OVERNIGHT MAIL OR EXPRESS DELIVERY SERVICE, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED ONE (1) DAY THEREAFTER.

      24. NATURE OF PLEDGORS' OBLIGATIONS. Each Pledgor acknowledges and agrees that the liability of each Pledgor for all Obligations, and under this Pledge Agreement and each Loan Document, is joint and several.


      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.


                                      PLEDGORS:

                                      Continental Waste Industries, Inc.,
                                      a Delaware corporation


                                      By:________________________________

                                      Name:______________________________
                                      Title:_____________________________


                                      CWI Venture, Inc., a New Jersey
                                      corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      WPP Services, Inc., an Ohio
                                      corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      FLL, Inc., a Michigan corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      Karat Corp., a New Jersey
                                      corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Victory Waste Incorporated, a
                                      California corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      G.E.M. Environmental Management
                                      Inc., a Delaware corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Greenfield Environmental
                                      Development Corp., a Delaware
                                      corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

          ACCEPTED AND ACKNOWLEDGED BY:

                                      Gila Bend Regional Landfill, Inc.,
                                      an Arizona corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      WPP Continental de Costa Rica S.A.,
                                      a Costa Rican corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Berrien County Landfill, Inc., a
                                      Michigan corporation

                                      By:______________________________
                                      Name:____________________________
                                      Title:___________________________


                                      Prichard Landfill Corporation,
                                      a West Virginia corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      Sandy Hollow Landfill Corp.,
                                      a West Virginia corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Northwest Tennessee Disposal
                                      Corporation, a Tennessee
                                      corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Southern Illinois Regional
                                      Landfill, Inc., an Illinois
                                      corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Midwest Material Management, Inc.,
                                      an Indiana corporation

                                      By:______________________________
                                      Name:____________________________
                                      Title:___________________________

                                      Barker Brothers Waste, Inc.,
                                      a Tennessee corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Covington Waste, Inc., a Tennessee
                                      corporation

                                      By:______________________________
                                      Name:____________________________
                                      Title:___________________________


                                      CWI of Missouri, Inc.,
                                      a Missouri corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      CWI of Illinois, Inc.,
                                      an Illinois corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________



                                      Barker Brothers, Inc., a Tennessee
                                      corporation

                                      By:______________________________
                                      Name:____________________________
                                      Title:___________________________


                                      Commercial Waste Disposal, Inc.,
                                      a Kentucky corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Bluegrass Recycling & Transfer
                                      Company, a Kentucky corporation,


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      South Trans, Inc.,
                                      a New Jersey corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Triple G Landfills, Inc., an
                                      Indiana corporation

                                      By:______________________________
                                      Name:____________________________
                                      Title:___________________________


                                      United Refuse Co., Inc.,
                                      an Indiana corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      Sanifill, Inc., a Tennessee
                                      corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________



                                      Springfield Environmental, Inc.,
                                      a Delaware corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Springfield Environmental, Inc.,
                                      an Indiana corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      Victory Environmental Services,
                                      Inc., a Delaware corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      Jamax Corporation,
                                      an Indiana corporation


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                    SCHEDULE I


      Attached to and forming a part of that certain Pledge Agreement dated as of March 28, 1995, by Continental Waste Industries, Inc. ("CWI"), CWI Venture, Inc., WPP Services, Inc., FLL, Inc., Karat Corp., Victory Waste Incorporated, G.E.M. Environmental Management, Inc. and Greenfield Environmental Development Corp. as Pledgors, in favor of LaSalle National Bank, as the Agent.


                   PLEDGED SHARES OF THE PLEDGED SUBSIDIARIES
                   ------------------------------------------

                                                                     Number of       Number of       Number of
                                            Class          Par         Shares          Shares          Shares      Certificate
 Pledgor        Name of Issuer            of Stock       Value       Authorized        Issued          Owned        Number(s)
 -------        --------------            --------       -----       ----------      --------        ---------     -----------
 CWI            Barker Brothers
                Waste, Inc., a            Common          None           1000            1000            1000              7
                Tennessee
                corporation

 CWI            Northwest Tennessee       Common          None           1000            1000            1000              1
                Disposal
                Corporation, a
                Tennessee
                corporation

 CWI            CWI of Illinois,          Common                         1000            1000            1000
                Inc., an Illinois
                corporation

 CWI            CWI of Missouri,          Common                       30,000          30,000          30,000
                Inc., a Missouri
                corporation

 CWI            FLL, Inc., a              Common                       50,000           2,000           2,000
                Michigan
                corporation

 CWI            South Trans, Inc.,        Common                        2,000             100             100
                a New Jersey
                corporation

 CWI            Southern Illinois         Common                      100,000           1,000           1,000
                Regional Landfill,
                Inc., an Illinois
                corporation

 CWI            Bluegrass Recycling       Common                         1000            1000            1000
                & Transfer Company,
                a Kentucky
                corporation


                                      -27-




                                                                     Number of       Number of       Number of
                                              Class        Par         Shares          Shares          Shares      Certificate
 Pledgor        Name of Issuer              of Stock     Value       Authorized        Issued          Owned        Number(s)
 -------        --------------              --------     -----       ----------      --------        ---------     -----------
 CWI            Commercial Waste          Common                         1000            1000            1000
                Disposal, Inc., a
                Kentucky
                corporation

 CWI            Victory Waste             Common                     350,000,000      22,158,853      21,369,023
                Incorporated, a
                California                Preferred                   3,000,000        179,745          33,750
                corporation               Series A-1                                 (Series A-1)    (Series A-1)
                                          Series A-2

 CWI            WPP Services, Inc.,       Common                         850             100             100
                an Ohio corporation

 CWI            Karat Corp., a New        Common                        2,000            100             100
                Jersey corporation

 CWI            Midwest Material          Common                         1000            300             300
                Management, Inc.,
                an Indiana
                corporation

 CWI            Covington Waste,          Common                         1000            100             100
                Inc., a Tennessee
                corporation

 CWI            Barker Brothers,          Common                         1000            1000            1000
                Inc., a Tennessee
                corporation

 CWI            CWI Venture, Inc.,        Common                         1000            1000            1000
                a New Jersey
                corporation

 Karat          Prichard Landfill         Common                        6,000             60              60
                Corporation, a West
                Virginia
                corporation

 Karat          Sandy Hollow              Common                         400             100             100
                Landfill Corp., a West
                Virginia
                corporation

 Victory        G.E.M.                    Common                      35,000,000      34,922,503      20,866,920
                Environmental
                Management, Inc.,         Preferred                                    3,000,000
                a Delaware

                corporation

 CWI            G.E.M.                    Common                      35,000,000      34,922,503      8,559,996
                Environmental
                Management, Inc., a       Preferred                                   3,000,000       3,000,000
                Delaware
                corporation

 G.E.M.         Springfield               Common                         1000            1000            1000
                Environmental,
                Inc., a Delaware
                corporation


                                      -28-




                                                                     Number of       Number of       Number of
                                              Class        Par         Shares          Shares          Shares      Certificate
 Pledgor        Name of Issuer              of Stock     Value       Authorized        Issued          Owned        Number(s)
 -------        --------------              --------     -----       ----------      --------        ---------     -----------
 G.E.M.         Springfield               Common                                         1000            1000
                Environmental,
                Inc., an Indiana
                corporation

 G.E.M.         Victory                   Common                         100              10              10
                Environmental
                Services, Inc., a
                Delaware
                corporation

 G.E.M.         Jamax Corporation,        Common                         1000            1000            1000
                an Indiana
                corporation

 G.E.M.         Greenfield                A Common                     10,000 A         10,000          10,000
                Environmental
                Development Corp.,        B Common                      5840 B           5840            5840
                a Delaware
                corporation               Preferred                     2000 P           2000            2000

 Greenfield     Sanifill, Inc.,           Common                         2000            100             100
                Inc., a Tennessee
                corporation

 Greenfield     United Refuse Co.,        Common                         1000            1000            1000
                Inc., an Indiana
                corporation

 Greenfield     Triple G Landfills,       Common                         1000            100             100
                Inc., an Indiana
                corporation

 CWI Venture    Gila Bend Regional.       Common                         1000            100             100
                Landfill, Inc., an
                Arizona corporation

 WPP Services   WPP Continental de
                Costa Rica S.A., a
                Costa Rican
                corporation

 FLL, Inc.      Berrien County            Common                         1000            100             100
                Landfill, Inc., a
                Michigan
                corporation


                                   SCHEDULE II
                             to the Pledge Agreement

                                 PLEDGE ADDENDUM


      This Pledge Addendum, dated _______________ is delivered pursuant to
Section 6(e) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Addendum is to be attached to that certain Stock Pledge and Security Agreement, dated as of March 28, 1995 ("Pledge Agreement") by the undersigned, as Pledgor, in favor of LaSalle National Bank, as the Agent, and that the Pledged Shares listed on this Pledge Addendum shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.

      The undersigned agrees that the securities listed below shall for all purposes constitute Pledged Collateral and shall be subject to the security interest created by the Pledge Agreement.

      The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Pledge Agreement are true and correct as to the Pledge Collateral listed herein on and as of the date hereof.


                                      PLEDGOR:

                                      ____________________________,
                                      a ________ Corporation


                                      By:______________________________
                                      Name:____________________________
                                      Title:___________________________



                               PLEDGED SHARES
                               --------------



               Class of            Name of Shares  Number of      Number of     Certificate
Name of Issuer  Stock    Par Value   Authorized   Shares Issued  Shares Owned    Number(s)
-------------- --------  --------- -------------- -------------  ------------   ------------

















                                  EXHIBIT D

                      ENVIRONMENTAL INDEMNITY AGREEMENT


      THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement") is made as of March 28, 1995 by CONTINENTAL WASTE INDUSTRIES, INC., a Delaware corporation and its subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., a Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc., a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management, Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation, Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc., an Indiana corporation, Northwest Tennessee Disposal Corp., a Tennessee corporation, Prichard Landfill Corp., a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, CWI Venture, Inc., a New Jersey corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., and WPP Services, Inc., an Ohio corporation (individually, any of said corporations may be referred to herein as a "BORROWER," and collectively are sometimes referred to as the "BORROWERS"), for the benefit of LASALLE NATIONAL BANK, a national banking association with its principal offices located in Chicago, Illinois, as agent for the Lenders (as defined herein) (the "AGENT"), and the various financial institutions which are or may become, signatories or parties to this Agreement or to the Credit Agreement (as defined herein) (individually, a "LENDER", and collectively the "LENDERS").

      WHEREAS, Borrowers are involved in the business of transportation, handling and disposal of non-hazardous solid waste;

      WHEREAS, subject to the terms and conditions of a certain Credit Agreement of even date herewith between Borrowers and Lenders (as amended, supplemented or restated, the "CREDIT AGREEMENT") and subject to the terms and conditions of certain Loan Documents as defined in the Credit Agreement, Lenders will make Loans to Borrower;

      WHEREAS, the Loans are secured by, among other things, a Security Agreement and certain Mortgages as defined in the Credit Agreement;

      WHEREAS, one of the conditions of making the Loans is the execution and delivery of this Environmental Indemnity Agreement by Borrowers,

      NOW, THEREFORE, to induce Lenders to make the Loans and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, acknowledging that but for the execution and delivery of this Agreement, Lenders would not have entered into the Credit Agreement and extended to Borrowers the Loans thereunder, jointly and severally, hereby represent, warrant and covenant to Lenders as follows:

      1. DEFINITIONS. Capitalized terms in this Agreement are used with the meanings set forth in the Schedule of Definitions attached to this Agreement or set forth elsewhere in this Agreement. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Credit Agreement and Loan Documents.

      2. REPRESENTATIONS AND WARRANTIES. Except as set forth in the Environmental Report or as set forth in Schedule 1, the Borrowers jointly and severally represent and warrant to Lenders as follows:

            (a) Borrowers and all of their operations are and always have been in material compliance with all Environmental Laws.

            (b) Borrowers have obtained all Environmental Permits necessary for all of their operations, all such Environmental Permits are in full force and effect and have not been revoked or suspended or threatened to be revoked or suspended, and Borrowers and all of their operations are in compliance with all terms and conditions of such Environmental Permits.

            (c) Neither Borrowers nor any of their past or present operations are subject to: any judicial or administrative proceedings or investigations commenced by any Person; or any Consent Decree or other order from, or agreement with, any Person, respecting (i) any Environmental Laws, (ii) any Remedial Action or (iii) any Liabilities arising from Non-hazardous Solid Wastes or the Release or threatened Release of a Hazardous Substance.

            (d) The Borrowers have not received any Environmental Notifications, and Borrowers have no basis to believe that any of them will be a potentially responsible party or otherwise allegedly responsible for any Liabilities or Remedial Actions at any Landfill or other site or facility owned or operated by other Persons.

            (e) There is not now, nor, to the best of Borrowers' knowledge after due inquiry, has there ever been any Hazardous Substance on or in the Property, other than (i) asbestos waste that has been disposed of in accordance with Environmental Laws and Environmental Permits and (ii) Non-hazardous Solid Wastes for which the Borrowers have or had at the applicable time all Environmental Permits required by all Environmental Laws.

            (f) No Environmental Lien has attached to or been asserted against all or any portion of the Property.

            (g) There has been no Release of any Hazardous Substance caused by Borrowers or related to their operations or, to the best of Borrowers' knowledge after due inquiry, by any other Person from, on or into the Property.

            (h) Borrowers have not used, processed, transported, managed, disposed of or stored any Hazardous Substances, other than (i) asbestos waste that has been disposed of in accordance with Environmental Laws and Environmental Permits and (ii) Non-hazardous Solid Waste for which the Borrowers have or had at the applicable time all Environmental Permits required by all Environmental Laws.

            (i) Borrowers have filed all closure plans, post-closure plans, corrective action plans, contingency plans and similar plans for all Landfills, transfer stations and other waste-related facilities operated or owned by Borrowers, and Borrowers have posted or otherwise supplied to the applicable Governmental Authority all financial assurance mechanisms required in connection with such plans or otherwise by applicable Environmental Laws or any Environmental Permit.

            (j) After diligent inquiry, Borrowers have no knowledge of (i) a statistically significant increase in the presence of any Hazardous Substance or other substance or constituent in the groundwater monitoring wells at any of Borrowers' Landfills or other waste facilities or (ii) any other event, condition or change in condition, which in either case could lead to an enforcement or clean-up action by any Governmental Authority, be the basis for Liabilities of the Borrowers to any third party, require any other Remedial Action by Borrowers or otherwise adversely affect the Property, the Borrowers, or the operations, business or financial condition of the Borrowers.

            (k) There are not, and never have been, any underground storage tanks on the Property other than as set forth in Schedule 2, and all such underground storage tanks are in compliance with all Environmental Laws.

            (l) Other than with respect to (i) asbestos waste that has been disposed of in accordance with Environmental Laws and Environmental Permits and (ii) Non-hazardous Solid Waste for which the Borrowers have or had at the applicable time all Environmental Permits required by all Environmental Laws, there is no on-site or off-site location to which the Borrowers have transported any Hazardous Substance and no person has transported any Hazardous Substance generated by Borrowers to any on-site or off-site locations.

      3. COVENANTS. Borrowers jointly and severally covenant and agree in favor of Lenders as follows:

            (a) Except for asbestos waste that has been or is being disposed of in accordance with Environmental Laws and Environmental Permits and Non-hazardous Solid Waste for which the Borrowers have all Environmental Permits required by all Environmental Laws, the Borrowers (i) will not generate, transport, store, handle, manage, dispose of or otherwise deal with any Hazardous Substances, (ii) will keep the Property free of all Hazardous Substances, and (iii) shall not cause or permit the Property or any part thereof to be used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substances.

            (b) Borrowers will comply with all applicable Environmental Laws and all Environmental Permits. The Borrowers will obtain all Environmental Permits necessary or required in order to operate their business and the Property as currently operated or any expansion thereof and will take all action necessary to maintain such Environmental Permits in full force and effect.

            (c) Borrowers will promptly provide Lender with a copy of all Environmental Notifications which Borrowers receive. If such Environmental Notification is not written, Borrowers shall provide Lender with a narrative report of such Environmental Notification.

            (d) Borrowers will undertake and timely complete all Remedial Action if and when required by Environmental Law or by any Governmental Authority.

            (e) Borrowers will cure or otherwise appropriately respond to any non-compliance with any Environmental Laws indicated in any inspection report of any Governmental Authority or otherwise and complete any action required to be taken thereby or so respond within the time period set forth therein, as extended with the written consent of the Governmental Authority, or, if no such time period is set forth therein, then by the time the next Governmental Authority inspection is performed.

            (f) Borrowers will at all times allow Agent, Lenders and their respective officers, directors, employees, agents, representatives, contractors and subcontractors access, from time to time at reasonable hours, to Borrowers' facilities, the Property or any part thereof, for the purpose of ascertaining or investigating site conditions (including without limitation subsurface conditions) or the compliance of Borrowers with the terms of this Agreement or any other Loan Document, at any time, before, concurrent with or after the exercise of any remedy by Lenders under this Agreement or any Loan Document.

            (g) If any Lender obtains evidence or information that a material breach of, or non-compliance with, any Environmental Law or Environmental Permit exists or may exist with respect to the Borrowers, their operations, or the Property, such Lender or Agent may require that a full or supplemental environmental inspection and audit report with respect to the Borrowers, their business, the Property or any part thereof, of a scope and level of detail reasonably satisfactory to Agent or such Lender, be prepared by an environmental engineer or other qualified person selected by the Borrower and acceptable to the Agent or such Lender, at the sole cost and expense of Borrower. If Agent or such Lender requires, such inspection will include a records search and subsurface testing for the presence of Hazardous Substances in the soil, subsoil, bedrock, surface water and/or groundwater under the Property. If said report indicates
      that (i) a Release of any Hazardous   Substances has occurred and/or is
      occurring on, at or from the Property, other than as permitted by any applicable Environmental Law or any Environmental Permit, or (ii) there is a material violation of any Environmental Law or Environmental Permit, Borrower will promptly undertake and diligently pursue to completion all Remedial Action and any additional action reasonably required by Lender.

            (h) Borrowers will not alter, destroy, fill, flood or in any other manner unlawfully interfere with any wetlands located on the Property or otherwise without an appropriate Environmental Permit authorizing same and then only in full compliance with the terms set forth in such permit.

Nothing contained in this section or Agreement shall be deemed to convey to the Agent or any Lender any power or authority to control (i) the Borrowers, (ii) the operations of the Borrowers, (iii) the operations or management of the Property, or (iv) decisions concerning the generation, transportation, treatment or disposal of any Hazardous Substances by the Borrowers at the Property or otherwise.

      4. INDEMNIFICATIONS. The Borrowers jointly and severally covenant and agree that they will indemnify, exonerate, hold harmless, and defend Agent and Lenders and any current or former officer, director, employee, attorney or agent of Agent or any Lender (individually an "INDEMNITEE" and collectively the "INDEMNITEES"), immediately upon demand by any Indemnitee from any and all Liabilities, regardless of whether caused by or within the control of the Borrowers, arising out of or in any way relating to:

            (a) The existence of Hazardous Substances over, beneath, in or upon the Property, or a Release from the Property of any Hazardous Substance.

            (b) Any violation or alleged violation of any Environmental Law regarding, arising out of or in connection with the Property or the actions or operations of the Borrowers.

            (c) Any generation, transportation, treatment, recycling, storage, or disposal of Hazardous Substances (or arrangement for any of the foregoing) by Borrowers.

            (d) Any Release or threatened Release of Hazardous Substances to, at or from any property or facility owned or operated by another Person and for which Borrowers are or may be alleged to have Liabilities.

            (e) Any exposure to Hazardous Substances manufactured, generated, transported, handled, processed, stored, disposed of or used at the Property or as part of the operations of the Borrowers that causes or contributes to any disease, injury or illness of any Person regardless of time between exposure and manifestation of such disease, injury or illness and irrespective of whether Borrowers' operations were in compliance with Environmental Laws at the time of such exposure.

            (f) Any Release of a Hazardous Substance from an underground storage tank located on the Property.

            (g) Any misrepresentation, omission, breach of representation or warranty, or nonfulfillment of any covenant or agreement contained in this Agreement.

            (h) Any Liabilities related to any matter set forth on the Schedules to this Agreement or contained in the Environmental Report.

If the foregoing indemnification is found by a court of competent jurisdiction to be void, invalid or unenforceable as against any of the Borrowers under any applicable law, then such Indemnitor shall pay to the Lenders and the other Borrowers the maximum contribution to the payment of the foregoing Liabilities as may be permitted under such law and under any other applicable law.

      5. SURVIVAL; LIMITATIONS. The representations, warranties, covenants and agreements contained herein and the obligations of Borrowers to indemnify Agent and Lenders and the other Indemnitees with respect to the Liabilities set forth in the foregoing paragraphs (collectively, "ENVIRONMENTAL OBLIGATIONS"), shall not be limited to the amount of the Loans and shall survive: (i) the foreclosure of any liens on all or any portion of the Property in favor of Lenders or a third party or the conveyance of the Property or any part thereof by deed in lieu of foreclosure (and shall not be limited to the amount of any deficiency in any foreclosure sale of Property); (ii) repayment of all amounts due under the Notes and all Obligations under the Loan Documents; and (iii) the discharge of the Security Agreement and Mortgages, the cancellation of the Notes and the release of any and all other Loan Documents evidencing the termination of the lending relationship between Borrowers and Lenders.

      6.    JOINT AND SEVERAL LIABILITY.  Each of the Environmental
Obligations of the Borrowers are joint and several and independent of the obligation of the other Borrowers. Separate actions may be brought against each or any number of Borrowers, regardless of whether all Borrowers are joined in any such action or actions and irrespective of any invalidity, illegality, irregularity or unenforceability of any Obligations or Environmental Obligations.

      7. COSTS. In the event that Agent, Lenders or the other Indemnitees incur any costs to collect or enforce the Environmental Obligations hereunder, including, without limitation, reasonable attorneys' fees and court costs incurred in any litigation or any bankruptcy and administrative proceedings, or appeals therefrom, and pre-judgement and post-judgment interest,

Borrowers shall, upon demand by Agent, by any Lender or by any of the other Indemnitees, promptly reimburse Agent, Lenders or the other Indemnitees therefor, plus interest from the date so incurred until paid at the highest rate of interest then applicable under the Credit Agreement or any of the Notes.
      8. NOTICE. All demands, notices and other communications given hereunder shall be in writing and given in accordance with and to the addresses set forth in the Credit Agreement or any other Loan Document.

      9. MERGER AND MODIFICATION. This Agreement and the Loan Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, modified, revised, supplemented or restated except by a writing signed by each of the parties hereto. Any consent, waiver or suspension of any Environmental Obligation or other duty or responsibility of any Borrowers hereunder shall not be deemed effective unless in writing and signed by a duly authorized officer of Agent.

      10. GOVERNING LAW; ENFORCEABILITY. This Agreement has been made and delivered in and shall be construed according to and governed by the internal laws of the State of Illinois. This Agreement shall be construed and interpreted in such a manner as to be effective, enforceable and valid under all applicable laws. If any provision hereof shall be held invalid, prohibited or unenforceable under any applicable laws of any applicable jurisdiction, such invalidity, prohibition or unenforceability shall be limited to such provision and shall not affect or invalidate the other provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction, and to that extent, the provisions hereof are severable.

      11. COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

      12. BINDING NATURE; ASSIGNABILITY. This Agreement and the Environmental Obligations shall be binding upon and enforceable against the Borrowers and their respective successors and assigns; provided, however, that no Borrower may assign any of its Environmental Obligations or other duties or responsibilities hereunder without the prior written consent of the Agent.

      IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute and deliver this Agreement as of the day and year first above written.



CONTINENTAL WASTE INDUSTRIES, INC.            LASALLE NATIONAL BANK


By:___________________________          By:__________________________

                                       -7-
--------------------------------------------------------------------------------

Name:                                            Name:
Title:                                    Title:

BARKER BROTHERS, INC.


By:
   -----------------------------
Name:
Title:


BARKER BROTHERS WASTE, INC.


By:
   -----------------------------
Name:
Title:


BERRIEN COUNTY LANDFILL, INC.

By:
   -----------------------------
Name:
Title:


BLUE GRASS RECYCLING & TRANSFER CO.


By:
   -----------------------------
Name:
Title:


COMMERCIAL WASTE DISPOSAL, INC.


By:
   -----------------------------
Name:
Title:

COVINGTON WASTE, INC.


By:
   -----------------------------
Name:
Title:


CWI OF ILLINOIS, INC.


By:
   -----------------------------
Name:
Title:


CWI OF MISSOURI, INC.


By:
   -----------------------------
Name:
Title:

CWI VENTURE, INC.


By:
   -----------------------------
Name:
Title:

FLL, INC.


By:
   -----------------------------
Name:
Title:


G.E.M. ENVIRONMENTAL MANAGEMENT, INC.


By:
   -----------------------------
Name:

Title:


GILA BEND REGIONAL LANDFILL, INC.


By:
   -----------------------------
Name:
Title:


GREENFIELD ENVIRONMENTAL DEVELOPMENT CORP.


By:
   -----------------------------
Name:
Title:


JAMAX CORPORATION


By:
   -----------------------------
Name:
Title:


KARAT CORP.


By:
   -----------------------------
Name:
Title:


MIDWEST MATERIAL MANAGEMENT, INC.


By:
   -----------------------------
Name:
Title:

NORTHWEST TENNESSEE DISPOSAL CORP.


By:
   -----------------------------
Name:
Title:


PRICHARD LANDFILL CORP.


By:
   -----------------------------
Name:
Title:


SANDY HOLLOW LANDFILL CORP.


By:
   -----------------------------
Name:
Title:


SANIFILL, INC.


By:
   -----------------------------
Name:
Title:


SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.


By:
   -----------------------------
Name:
Title:

SOUTH TRANS, INC.


By:
   -----------------------------
Name:
Title:


SPRINGFIELD ENVIRONMENTAL, INC.
an Indiana corporation


By:
   -----------------------------
Name:
Title:

SPRINGFIELD ENVIRONMENTAL, INC.
a Delaware corporation


By:
   -----------------------------
Name:
Title:




TRIPLE G LANDFILL, INC.


By:
   -----------------------------
Name:
Title:


UNITED REFUSE CO., INC.


By:
   -----------------------------
Name:
Title:

VICTORY ENVIRONMENTAL SERVICES, INC.


By:
   -----------------------------
Name:
Title:

VICTORY WASTE INCORPORATED


By:
   -----------------------------
Name:
Title:


WPP CONTINENTAL DECOSTA RICA S.A.


By:
   -----------------------------
Name:
Title:


WPP SERVICES, INC.


By:
   -----------------------------
Name:
Title:

                           SCHEDULE OF DEFINITIONS
                                      FOR
                       ENVIRONMENTAL INDEMNITY AGREEMENT

The following capitalized terms shall have the following meanings when used in this Agreement:

      (a) "CONSENT DECREE" means any consent decree, consent order, administrative order, settlement, stipulation, letter or other correspondence, or formal or informal understanding or arrangement, oral or written, from or with any Governmental Authority or other Person that binds or requires any Borrower to maintain or act upon any of the Property or operate its business in a prescribed manner.

      (b)   "CREDIT AGREEMENT" is defined in the preamble to this Agreement.

      (c) "ENVIRONMENTAL LAW" means and includes, without limitation, any federal, state or local law, statute, code, rule, regulation or ordinance and any order, judgment or decree of any court, commission, committee, panel, tribunal, department or administrative body (including, without limitation, any Consent Decree and any Environmental Permits) now or hereafter enacted, promulgated or issued regulating or relating to any Hazardous Substance or pertaining to health, industrial hygiene or the environmental or ecological aspects of Borrowers' business or conditions on, under or about the Property, including without limitation each of the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, (as amended by the Superfund Amendment and Reauthorization Act and otherwise), 42 U.S.C.
Section 9601 ET SEQ.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 ET SEQ.; the Toxic Substance Control Act, as amended, 15 U.S.C. Section 2601 ET SEQ.; the Clean Air Act, as amended, 42 U.S.C. Section 7401 ET SEQ.; the Federal Pollution Control Act, as amended, 33 U.S.C. Section 1251 ET SEQ.; the Occupational Safety and Health Act, as amended, 42 U.S.C. Section 651 ET SEQ.; the Federal Hazardous Materials Transportation Act, 49 U.S.C. Section 801 ET SEQ.; the National Environmental Policy Act of 1975, as amended, 42 U.S.C. Section 4321 ET SEQ.;
The Clean Water Act, as amended; the Federal Wetlands Protection Act, as amended; all statutes, regulations, policies and procedures related to the permitting and operation of solid waste transportation, handling, processing, storage, transfer or disposal facilities and operations as enacted in Costa Rica and in the states of Illinois, West Virginia, Arizona, Tennessee, Indiana, Missouri, Kentucky, and Michigan; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency, the agencies, boards and commissions exercising activity over Borrowers and their operations in Costa Rica and in the states of Illinois, West Virginia, Arizona, Indiana, Missouri, Kentucky and Michigan, and all other entities, agencies, boards, commissions and other governmental offices, bodies and political subdivisions having jurisdiction over Borrowers, Borrowers' business, the Property or the use or operation thereof.


      (d) "ENVIRONMENTAL LIEN" shall mean any lien, encumbrance or preferential arrangement of any kind in favor of any Person for any Liabilities arising under or by reason of a breach of any Environmental Law, or arising from or in response to a Release or threatened Release of a Hazardous Substance.

      (e) "ENVIRONMENTAL NOTIFICATIONS" shall mean any summons, citation, directive, order, claim, complaint, litigation, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened, from any Person, concerning (i) any intentional or unintentional act or omission or any condition or event which has resulted, or which may result, in the Release of Hazardous Substances at or from the Property or any property adjacent to or within the vicinity of the Property, or any asserted liability therefore; (ii) the imposition of any Environmental Lien on the Property; (iii) any material violation of any Environmental Law or any challenge to or revocation or suspension of any Environmental Permits; or (iv) any Liability for on-site or off-site contamination from Hazardous Substances or Non-hazardous Solid Waste allegedly generated, transported, managed, disposed of or otherwise dealt with by any Borrower.

      (f) "ENVIRONMENTAL PERMIT" shall mean any permit, approval, authorization, license, variance, or permission required or received from a Government Authority under any applicable Environmental Law.

      (g) "ENVIRONMENTAL OBLIGATION(S)" is defined in paragraph 5 of the Agreement.

      (h) "ENVIRONMENTAL REPORT" shall mean the report of Arthur D. Little, Inc., dated February 1995.

      (i) "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any court, commission, committee, panel, tribunal, agency or administrative body of any federal, state, county, local or city governmental entity (or other political subdivision thereof,) and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      (j)   "HAZARDOUS SUBSTANCES" means and includes, without limitation:

      (i) Those substances included within the definitions of "hazardous substance," "hazardous waste," "toxic substance," "solid waste," "pollutant" or "contaminant" in any Environmental Law;

      (ii) Any material, waste or substance which is any of the following: (a) asbestos or any material composed of or containing asbestos; (b) radio-active;
(c) highly flammable, toxic, corrosive, or explosive; or (d) petroleum or any petroleum based substance or waste or any constituent of any such substance, waste or product; and

      (iii) Those other substances, materials and wastes which are or become regulated under any Environmental Law or which are or become classified as hazardous or toxic by any Environmental Law.

      (k)   "INDEMNITEE(S)" is defined in paragraph 4 of this Agreement.

      (l) "LIABILITIES" shall mean all liabilities, obligations, responsibilities, clean-up costs, response costs, losses, fines, penalties, damages (including, without limitation, punitive and consequential damages), and all other costs and expenses (including, without limitation, pre-judgment and post-judgment interest, attorney, expert witness and consulting fees at all trial and appellate levels, and costs of investigation and feasibility studies), whether the foregoing are primary or secondary, direct or indirect, known or unknown, absolute or contingent.

      (m) "NON-HAZARDOUS SOLID WASTE" means "non-hazardous solid waste" or comparable term as defined in any Environmental Law.

      (n) "PERSON" shall mean any person, group of persons, employee, individual, corporation, partnership, entity, organization, trust, or any Governmental Authority.

      (o) "PROPERTY" shall mean all real and personal property or facilities wherever located that are owned or operated now or at any time in the future by any of the Borrowers or any agent, subsidiary or entity controlled by any Borrower.

      (p) "RELEASE" shall mean release, spill, emission, leaking, pumping, escape, injection, deposit, disposal, discharge, dispersal, leaking or migration into the indoor or outdoor environment or into or out of the Property or any other property, including the movement of Hazardous Substances through or in the air, soil, surface water or groundwater.

      (q)   "REMEDIAL ACTION" shall mean actions required by Environmental
Law, by the terms of any Environmental Permit or by any Government Authority to
(i) contain, clean-up, remove, treat or in any other way address Hazardous Substances or Non-hazardous Solid Wastes in any environment; (ii) prevent, contain or minimize the Release or any threatened Release of Hazardous Substances or Non-hazardous Solid Wastes so they do not migrate, endanger or threaten to migrate or endanger public health or welfare or any environment; or
(iii) study, investigate, sample, test, monitor or maintain any environment.

                  SCHEDULE 1 TO ENVIRONMENTAL INDEMNITY AGREEMENT



     1. The landfill near Ft. Wayne, Indiana, operated by United Refuse Co., Inc., is operating beyond its permitted boundaries vertically. This facility was issued a permit by the Indiana Department of Environmental Management which contained an error in the computation of the permitted slopes allowed at the facility. CWI and IDEM are negotiating a consent order to resolve this situation, including a modification to bring the current disposal area within the permit boundaries.

     2. Southern Illinois Regional Landfill, Inc., is operating its landfill in Jackson County, Illinois, pursuant to a consent order dated September 14, 1994, between SIRL and State of Illinois.

     3. Prichard Landfill Corp. is operating its landfill in Wayne County, West Virginia, pursuant to a letter of authority from the West Virginian Department of Environmental Protection ("DEP") dated December 27, 1994, which permits the Company to dispose of waste in its constructed but unpermitted expansion area. The permit for the expansion area has not been issued by DEP because the Company has not submitted documentation verifying that it has posted adequate financial assurance for the expansion area. The Company has posted financial assurance adequate for the requirements of the expansion area, but has not submitted documentation to DEP evidencing that the financial assurance instruments are in place. The Company intends to withhold filing these documents until it receives a proposed volume increase from 7,500 tons per month to 9,999 tons per month for the expansion area permit.

                                  EXHIBIT E

                               SECURITY AGREEMENT


      THIS SECURITY AGREEMENT (this "SECURITY AGREEMENT") is made as of March 28, 1995 by each of the parties listed on the signature pages hereof and those parties from time to time hereafter made part of this Security Agreement by their execution of the Joinder Agreement in the form attached to the Credit Agreement (individually referred to as a "DEBTOR" and collectively as the "DEBTORS"), in favor of LaSalle National Bank, as Agent for the Lenders party to the Credit Agreement (defined below) (the "SECURED PARTY").

                              W I T N E S S E T H :

      WHEREAS, Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., a Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc., a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation, Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc. an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation and WPP Services, Inc., an Ohio corporation (individually, any of said corporations may be referred to herein as a "DEBTOR," and collectively are sometimes referred to as the "DEBTORS"), are simultaneously herewith incurring certain indebtedness, liabilities and other Obligations to the Lenders pursuant to that certain Credit Agreement of even date herewith, among the Debtors, the Agent and the Lenders (as amended, modified, renewed or restated, and any substitutions or replacements therefor, the "AGREEMENT," with defined terms used but not otherwise defined herein being used with the same meanings as therein defined);

      WHEREAS, each of the Debtors acknowledges that it is directly and indirectly benefited by said financial accommodations;

      WHEREAS, as a condition to entering into the Agreement and making any Loans or other financial accommodations to the Debtors thereunder, the Lenders require a pledge of and security interest in all of the personal property and fixtures of the Debtors to secure the aforesaid Obligations.

      NOW, THEREFORE, for and in consideration of good and valuable consideration, and as a material inducement to the Lenders to enter into the Agreement, the Debtors, acknowledging that but for the execution and delivery of this Security Agreement, Lenders would not have entered into the Agreement and extend to Debtors the Loans and financial accommodations thereunder, intending to be legally bound, hereby agree with the Secured Party as follows:

      1. DEFINITIONS. Terms used herein and not otherwise defined herein shall have the meaning set forth in the Agreement, and terms used herein and not otherwise defined herein or in the Agreement shall have the same meaning assigned to said term in the version of the Uniform Commercial Code currently adopted by the State of Illinois (the "UCC"). When used herein, the following defined terms shall have the following meanings:

      "ACCOUNT" shall mean any right to payment for goods sold or leased or for services rendered that is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance, including without limitation, contract rights related thereto (including all rights to receive monies due and to become due under or pursuant to any Accounts, General Intangibles and contract rights and all of the rights to terminate, and to perform, compel performance or otherwise exercise all remedies under, such

Accounts, General Intangibles and contract rights), any and all manner of accounts receivable, all security agreements, guaranties, letters of credit and any other security therefor.

      "ACCOUNTS COLLATERAL" shall mean all Accounts, Chattel Paper, Instruments and General Intangibles, and all guaranties, security agreements, letters of credit and other security therefor.

      "ACCOUNT DEBTOR" shall mean a person or party obligated on an Account, Chattel Paper or General Intangible.

      "CHATTEL PAPER" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Goods and includes a group of writings involving a security agreement or lease and an instrument or series of instruments evidencing a transaction, including without limitation, all installment contracts and leases.

      "COLLATERAL" means each and every one the Debtors' Accounts, Accounts Collateral, Chattel Paper, Documents, Equipment, Fixtures, Goods, General Intangibles (including Permits), Monies, Instruments and Inventory, and all of the real and personal property and interests of the Debtors, wheresoever located, whether held individually, jointly or severally and whether now or hereafter owned, acquired, arising or existing, all products, rents, profits and proceeds of any of the foregoing (including, without limitation, all proceeds of insurance policies or letters of credit covering or related to any of the foregoing) and all writings, correspondence, books, files, invoices, bills of lading, purchase orders, computer files and programs, computer tapes and discs and cards, accounting records, data, information and other records relating to any of the foregoing; PROVIDED, HOWEVER, that "Collateral" shall not be deemed to include any Permit if and only to the extent that it is unlawful to grant a security interest in any such Permit without the consent, authorization or approval of the issuer thereof, but "Collateral" in any event shall include:
(i) any such Permit once such consent, authorization or approval has been given, and (ii) the products and proceeds (including the proceeds of any sale, assignment or transfer) of all Permits, including those for which it would be unlawful to grant a security interest in the Permit as such without the consent, authorization or approval of the issuer thereof.

      "DOCUMENT" shall mean a document of title (as defined in the UCC) and any receipt in the nature of a warehouse receipt.

      "EQUIPMENT" shall mean machinery and Goods used or bought for use primarily in Debtors' business, including without limiting the generality of the foregoing, the machinery and equipment set forth on the Equipment List attached as SCHEDULE 1 hereto, all accessions, parts and appurtenances thereto and all substitutions or replacements thereof, and any Goods not included within the definition of Inventory or, as defined in the UCC, farm products or consumer goods.

      "EVENT OF DEFAULT" shall mean any of the following events: (i) any Event of Default as defined in the Agreement, or (ii) the making of a misrepresentation, material in any respect to the Collateral, any part thereof or the Secured Party's security interest therein, at any time by any Debtor hereunder.

      "FIXTURES" shall have the same meaning assigned to said term in the UCC, all accessions, parts and appurtenances thereto and all substitutions or replacements thereof.

      "GENERAL INTANGIBLES" shall mean any personal property (including things in action) other than Goods, Accounts, Chattel Paper, Documents, Instruments and Monies, and shall include, without limitation: all intangible personal property; uncertificated securities; choses in action and causes of action; customer lists; tax refund claims; rights to receive any assets distributed upon or in connection with the termination of any employee benefit plan; rights to receive any proceeds from the sale or other disposition of any assets otherwise included in or as Collateral hereunder; trademarks, service marks, applications for trademarks or service marks, trade names, trade secrets, patents, patent applications, blueprints, designs, formulae, inventions, licenses, permits (including Permits), franchise rights, copyrights, goodwill; all contract rights (to the extent such rights are not included in the definition of Accounts), including all rights under real and personal property leases and any options to lease or acquire any real property, all rights to receive monies due and to become due under or pursuant to contracts for damages arising out of or for breach or default under contracts, and the right to terminate contracts, to perform thereunder and to compel performance and otherwise exercise remedies thereunder; all claims under guaranties or indemnifications or any claims against third parties, security interests, letters of credit, deposits or other security held by or granted to the Debtors; and any rights of stoppage in transit, replevin, repossession or reclamation and other rights and remedies of Debtors, PROVIDED, HOWEVER, that "General Intangibles" shall not be deemed to include any Permit which is excluded from the definition of "Collateral," but only to the extent of such exclusion.

      "GOODS" shall mean all movable things and Fixtures, including all accessions, parts and appurtenances thereto and all substitutions or replacements thereof, but not including Monies, Documents, Instruments, Accounts, Chattel Paper or General Intangibles.

      "INSTRUMENT" shall mean a negotiable instrument (as defined in the UCC) or a certificated security (as defined in the UCC), or any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all substitutions or replacements therefor.

      "INVENTORY" shall mean Goods held for sale or lease or to be furnished under contracts of service, including, without limiting the generality of the foregoing, raw materials, supplies, work in process, materials used or consumed in any Debtor's business, finished goods, and Inventory which has been returned to or repossessed or stopped in transit, together with all Documents relating to the foregoing and all accessions, parts and appurtenances thereto and all substitutions or replacements thereof.

      "MONIES" means (i) all cash at any time on deposit with or held by the Agent or any other bank or institution for the account of the Debtors, (ii) all accounts of the Debtor with the Agent or any other bank or institution, (iii) all investments and reinvestments of amounts from time to time credited to such accounts, and (iv) all interest, dividends, distributions and other proceeds payable on or with respect to such investments and reinvestments and such accounts.

      "PERMITS" means any and all governmental or regulatory permits, licenses, authorizations or approvals (and all applications with respect thereto) of any kind or nature which are required by the Debtors under applicable law to operate their businesses, including those listed on SCHEDULE 2 hereto, together with any and all successor permits, any extensions, renewals or substitutions of any of the foregoing, and all other such licenses, permits, authorizations or approvals of any kind or nature.

      "SECURED OBLIGATIONS" means all Obligations as defined in the Agreement, and specifically includes: (i) performance of each covenant, promise and agreement of Debtors contained herein or incorporated herein by reference; (ii) payment of all sums required to be made by Debtors pursuant to the terms hereof;
(iii) each and every promise, agreement, covenant, debt and all other liabilities, obligations and indebtedness of the Debtors to the Agent and Lenders, their successors or assigns, whether primary, secondary, contingent, direct or indirect, howsoever incurred, created, arising or evidenced, whether presently or hereafter existing, evidenced, arising or to become due, which such liabilities, obligations and indebtedness of the Debtors to the Agent and Lenders arise from or in connection with the Agreement, the Loans thereunder and the Notes evidencing the same, together with interest thereon, and any Interest Rate Contract or any other Loan Documents or any refinancings, substitutions, extensions, renewals, replacements and modifications for or of the foregoing; and (iv) the enforcement by the Agent and the Lenders of their respective rights and remedies under any or all of the foregoing (including all costs, expenses and reasonable attorneys' and paralegals' fees and expenses incurred by the Secured Party or the Lenders).

      2. GRANT OF SECURITY INTEREST. As continuing security for the prompt payment and performance of all of the Secured Obligations, each Debtor hereby assigns, pledges, hypothecates, transfers, sets over and delivers to the Secured Party and grants to the Secured Party, for its benefit and the ratable benefit of the Lenders, a continuing security interest in the Collateral.

      3. REPRESENTATIONS AND WARRANTIES. Debtors represent and warrant to the Secured Party that: (i) except for or with respect to Permitted Liens, no financing statement covering any of the Collateral is on file in any public office reflecting any of the Debtors as debtor therein; (ii) except for certain Permitted Liens on Equipment and/or Fixtures, the security interest granted hereunder is a first priority security interest; (iii) each of the Debtors has good and marketable title to all of their respective properties and assets, including the Collateral, and are the lawful owners of all of its Collateral, free and clear of all Liens whatsoever, other than the security interests of the Secured Party hereunder and Permitted Liens; (iv) each of the Debtors has the full power and authority to execute this Security Agreement and perform the respective Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (v) this Security Agreement is a legal, valid and binding obligation of each Debtor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws or equitable principles of general application relating to the enforcement of creditors' rights generally; (vi) all information with respect to the Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by any Debtor to the Secured Party or any Lender, and all other written information heretofore or hereafter furnished by Debtors to the Secured Party or any Lender, is and will be true and correct in all material respects as of the date furnished.

      4. USE OF EQUIPMENT AND FIXTURES. Until the occurrence of an Event of Default not cured or waived in writing by the Secured Party, Debtors may have possession of their Equipment and Fixtures and use the same in any lawful manner not inconsistent with this Security Agreement or with any policy of insurance on any of the Equipment or Fixtures, but may not sell, abandon or otherwise transfer or dispose of any Equipment or Fixtures, except as permitted under
Section 8.B.8 of the Agreement.

      5.    COLLECTIONS ON ACCOUNTS COLLATERAL.

      a. Until the occurrence of an Event of Default not cured or waived in writing by the Secured Party, Debtors (i) may use and consume, in the ordinary course of their business, any raw materials, work in process or materials normally held by Debtors for such purpose; (ii) will, at their own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Accounts Collateral, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as Debtors may deem advisable; and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Accounts Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Accounts Collateral.

      b. The Secured Party, however, may at any time and from time to time contact any Account Debtor of the Debtors or obligor under any of Debtors' Instruments in order to verify the validity or amount or any other matter relating to any Account or any Instrument. In addition, after the occurrence of an Event of Default not cured or waived in writing by the Secured Party, the Secured Party also may at any time and from time to time (i) notify any Account Debtors of any Debtor and any obligors under any of Debtor's Instruments that the Accounts and the Instruments of any Debtors have been assigned to the Secured Party and the Secured Party has a security interest therein; and (ii) notify in Secured Party's or in each respective Debtor's name, any parties obligated on any of the Debtor's Accounts Collateral or obligors on Debtor's Instruments to perform or make payment to the Secured Party of any obligations to be performed or amounts due or to become due thereunder and enforce performance or collection of any of the Debtor's Accounts Collateral or Debtors' Instruments by suit or otherwise and surrender, discharge, release, sell, assign or exchange all or any part thereof, or settle, adjust, compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

      c. Upon request or demand of the Secured Party after the occurrence of such an Event of Default, Debtors will, at their own expense, (i) notify any parties obligated on any of the Debtors' Accounts Collateral or Instruments to make payment to the Secured Party of any amounts due or to become due thereunder, and (ii) forthwith, upon receipt, transmit and deliver to the Secured Party, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Secured Party) which may be received by Debtors at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Any such items which may be received by any Debtor after such request by the Secured Party will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the

Secured Party until delivery is made to the Secured Party. The Secured Party is authorized to endorse, in the name of any Debtor, any such items, howsoever received by the Secured Party, representing any payment on or other proceeds of any of the Collateral.

      6.    REPORTING REQUIREMENTS.

      a. Each Debtor will from time to time, as the Secured Party may request, prepare, deliver or make available to the Secured Party, schedules, certificates, reports and all books and records respecting all or any of the Collateral and the items or amounts received by any Debtor in full or partial payment or otherwise as proceeds of any of the Collateral, all to such extent as the Secured Party may request. Any such schedule, certificate or report requested to be prepared by the Secured Party shall be executed by a duly authorized officer of the respective Debtor and shall be in such form and detail as the Secured Party may specify. Any such schedule identifying any Accounts subject to the security interest hereunder shall be accompanied (if the Secured Party so reasonably requests) by a true and correct copy of the invoice evidencing such Accounts and by evidence of shipment or performance.

      b. Each Debtor shall from time to time, upon Secured Party's request, prepare and deliver to the Secured Party as often as requested by the Secured Party from time to time but not more often than on a monthly basis, a schedule, executed by a duly authorized officer of the respective Debtor and in form and detail satisfactory to the Secured Party, itemizing and describing each piece of machinery or equipment purchased since the date of the last such schedule and will, upon request of the Secured Party, deliver copies of the purchase orders and certificates of delivery or installation for each such piece.

      c. Each Debtor shall immediately notify the Secured Party of the occurrence of any event causing loss or depreciation (outside of normal depreciation in accordance with GAAP) in the value of Equipment or any other Collateral which-exceeds the lesser of ten percent (10%) of the book value of such class of Collateral as reflected on the most recent balance sheet of the respective Debtors or $100,000, and the amount of such loss or depreciation.

      7. AGREEMENTS AND COVENANTS OF DEBTORS. Each Debtor hereby covenants and agrees that it:

      (a) will, upon request of the Secured Party, execute such financing statements, continuation statements, any schedules to be attached to the foregoing and other documents or forms (and pay the cost of processing, filing or recording the same in all public offices deemed necessary by the Secured Party) and do such other acts and things, all as the Secured Party may from time to time reasonably request, to establish and maintain a valid first priority lien and security interest of the Secured Party in the Collateral (free of all Liens except Permitted Liens) to secure the payment of the Secured Obligations including, without limitation, delivering for the possession of the Secured Party any certificates of title, any Instruments and any Chattel Paper as requested by Secured Party, appropriately endorsed;


      (b) unless 30 days' prior written notice is given to Secured Party, will keep all Inventory at its respective address as set forth below;

      (c) unless 30 days' prior written notice is given to Secured Party, will keep at its respective address set forth below its records concerning Accounts Collateral, which records will be of such character as will enable the Secured Party to determine at any time the status thereof, and each Debtor will not duplicate any such records at any other address;

      (d) unless 30 days' prior written notice is given to Secured Party, will keep at its respective address set forth below, all Collateral consisting of Equipment, except vehicles which shall not be used outside the territorial limits of the United States;

      (e) will not, unless 30 days' prior written notice is given to the Secured Party, change the location of its chief executive office or its chief place of business, or do business under any business or assumed name other than as may be set forth on SCHEDULE 7.A to the Agreement;

      (f) will furnish the Secured Party such information concerning Debtors, the Collateral and the Account Debtors and obligors on Debtors' Instruments as the Secured Party may from time to time reasonably request;

      (g) will permit the Secured Party and its agents, from time to time, to inspect and evaluate the Collateral or any part thereof, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Debtor, and will, upon request of the Secured Party, deliver to the Secured Party all of such records and papers which pertain to the Collateral and Account Debtors and obligors on Debtors' Instruments;

      (h) will, upon request of the Secured Party, stamp on its Chattel Paper and Instruments or its records concerning other Collateral, a notation, in form satisfactory to the Secured Party, of the security interest of the Secured Party hereunder;

      (i) except as otherwise permitted hereunder or under the Agreement, will not sell, lease, transfer, assign, compromise, settle or otherwise dispose of, or create or permit to exist any Lien on or in any Collateral to or in favor of anyone other than the Secured Party and holders of Permitted Liens but only to the extent of such Permitted Liens;

      (j) will at all times, at its own expense keep all Inventory, Equipment and Fixtures insured against such hazards and liabilities as are commonly insured against by companies similarly situated, in such amounts, with such companies, under such policies and in such form, all as shall be reasonably satisfactory to the Secured Party based on companies similarly situated, which policies shall provide that loss thereunder shall be payable to the Secured Party for the account of the Secured Party as its interest may appear and that the Secured Party shall receive at least thirty (30) days' prior written notice of any termination or amendment of such policies, and shall if the Secured Party so requests, be deposited with the Secured Party;

      (k) agrees that the Secured Party may apply any proceeds of any such insurance which may be received by it toward payment of Secured Obligations, whether or not due, in such order of application as the Secured Party may determine, and further agrees that if Debtors fail to maintain any insurance or policies of insurance as required above, or fail to pay any premium related thereto, the Secured Party may obtain or pay the same, but shall be under no obligation to do so;

      (l) irrevocably appoints, designates and constitutes the Secured Party and its officers, employees and agents, as Debtors' attorney-in-fact for the purpose of, upon the occurrence and during the continuation of an Event of Default, making, settling and adjusting claims under any and all such insurance policies and of endorsing Debtor's name on any checks, drafts, instruments or other items of payment received by such Debtor or the Secured Party pursuant to such insurance policies;

      (m) will at all times keep all Inventory, Equipment and Fixtures in good condition and repair, and will pay all costs of repairs or maintenance of the foregoing when due and, if Debtors fail in the foregoing, Debtors agree that the Secured Party may, without so requiring, pay such costs;

      (n) will reimburse the Secured Party upon demand for all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by the Secured Party in seeking to collect or enforce any rights with respect to, or in the inspection, sale, lease, or disposition of, the Collateral and in seeking to collect all Secured Obligations and to enforce rights hereunder or under the Agreement, including expenses of any repairs to any realty or other property to which any of the Equipment or Fixtures may be affixed or be a part;

      (o) will reimburse the Secured Party upon demand for all reasonable costs and expenses incurred by the Secured Party pursuant to this paragraph 7;

      (p) agrees that a carbon, photographic or other reproduction of this Security Agreement may be filed in lieu of, and shall be sufficient as, a financing statement;

      (q) shall bear the risks of loss with respect to its Collateral and will indemnify the Secured Party and hold the Secured Party harmless from any and all claims, demands, liabilities, losses, damages, diminutions of value, costs and expenses relating to or in any way arising out of or from any possession, use, operation, control, sale, disposition, or collection of any of the Collateral, normal wear and tear excepted, and hereby releases the Secured Party from any and all claims or causes of action which Debtors may have, now or hereafter, relating to the foregoing; and

      (r) will promptly notify the Secured Party of any provision of or change in any Law of which Debtors become aware that would allow any Permits which are not presently included as Collateral hereunder, to be assigned as Collateral hereunder and promptly seek and take all action necessary and use best efforts to obtain any necessary consent and approval to such an assignment if such consent or approval is required under or pursuant to such Law.

      8.    RIGHTS OF SECURED PARTY.

      a. The Secured Party may, from time to time, at its option, perform any agreement of Debtors hereunder which Debtors shall fail to perform and take any other action which the Secured Party deems necessary for the maintenance or preservation of any of the Collateral or its security interest therein, and Debtors agree to forthwith reimburse the Secured Party for all expenses of the Secured Party in connection with the foregoing, together with interest thereon at the Default Rate of interest on Prime Rate Loans then applicable under the Agreement from the date of demand until reimbursed by Debtors.

      b. Secured Party and Lenders shall have, in addition to the rights and remedies given to it under this Security Agreement and the Agreement, all of the rights and remedies of a secured party under the UCC or under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Collateral may be located and all rights and remedies allowed by all applicable Laws, all of which rights and remedies shall be cumulative, and non-exclusive, to the extent permitted by said Laws. Each Debtor hereby expressly waives, to the fullest extent permitted by such applicable Law, any right of redemption in the Collateral, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Secured Party or the Lenders of any of their rights and remedies. Upon demand after the occurrence of an Event of Default, each Debtor agrees to assemble, at its expense, all of its Collateral at such place or places designated by the Secured Party, and the Secured Party may, to the fullest extent of the Law, (i) enter upon such places or any other premises where any of the Collateral may be located, without any obligation to pay rent to any Debtor, and take possession of and remove such Collateral or render such Collateral unusable, (ii) sell or lease any or all of the Collateral, free of all rights and claims of any Debtor therein and thereto, at any public or private sale conducted on Debtor's premises or any other location designated by the Secured Party, and (iii) bid for and purchase any or all of such Collateral at any such sale. Any notification of intended disposition of any of the Collateral required by Law shall be deemed reasonably and properly given if given to the respective Debtor at the address and in the manner set forth in Section 9 hereof at least ten (10) Business Days before such disposition. Any proceeds of any disposition by the Secured Party of any of the Collateral may be applied by the Secured Party to the payment of expenses incurred in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Secured Obligations in the order of application set forth in the Agreement.

      c. Notwithstanding anything to the contrary contained herein, if at any time any assignment of a Permit requires the prior consent or approval of the issuer of such Permit under then existing Law, the Secured Party will not take any action pursuant to this Agreement which would constitute or result in any such assignment without it first obtaining or causing the respective Debtor to first obtain such consent or approval of such issuer. Each Debtor agrees to take any action which the Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Secured Party by this Security Agreement and each other agreement, instrument and document delivered to the Secured Party in connection herewith or in any document evidencing or securing the Collateral, to use its best efforts to assist in obtaining the consent or approval of the issuer of any Permit or any other regulatory authority for any action or transaction contemplated by this Security Agreement which is then required by Law, and specifically, without limitation, upon request, to prepare, sign and file with the appropriate Permit issuer or regulatory authority the assignor's or transferor's portion of any application or applications for consent to the assignment of such Permit necessary or appropriate under the Permit issuer's or other regulatory authority's rules and regulations for approval of any sale or sales of Collateral by or on behalf of the Secured Party and the Lenders.

      9.    GENERAL.

      a. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any Debtor requests in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

      b. Any notice from the Secured Party to any Debtor shall be (i) in writing, and (ii) delivered in person, telexed, telecopied or sent by certified or registered mail, postage prepaid, return receipt requested, or by overnight mail or express delivery service to the addresses of the parties hereto set forth below, unless such address, telex number or telecopier number is changed by written notice hereunder. Each such notice, request, consent or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified on the signature page hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified on the signature page hereof and the answerback is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or
(iv) if given by any other means, when delivered at the addresses specified on the signature page hereof.

      c. No delay on the part of the Secured Party in the exercise of any right or remedy or failure by the Secured Party to require strict performance by any Debtor of any terms or provisions hereunder shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy hereunder shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

      d. This Security Agreement has been executed, delivered and accepted in and shall be deemed to have been made under and shall be construed in accordance with and governed by the laws of the

State of Illinois without regard to its conflict of law rules. Section headings used herein are for convenience only and shall not effect the construction or interpretation of this Security Agreement. Whenever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective, enforceable and valid under applicable Law, but if any provision of this Security Agreement shall be unenforceable, prohibited by or invalid under applicable Law, such provision shall be severable and ineffective to the extent of such unenforceability, prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      e. The terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, personal representatives and transferees. The rights and privileges of the Secured Party hereunder shall inure to the benefit of its successors and assigns, if any.

      f. This Security Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent with each such other document, but to the extent that the terms and conditions of this Security Agreement are actually inconsistent with the terms and conditions of the Agreement, the Agreement will govern.

     10. CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL AND PERSONAL Service. EACH DEBTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS IN ANY ACTION, SUIT OR PROCEEDING (WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY) COMMENCED THEREIN IN CONNECTION WITH OR WITH RESPECT TO THE OBLIGATIONS, THIS SECURITY AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY DEFENSES OR COUNTER CLAIMS THEREIN), AND EACH DEBTOR, THE AGENT AND THE LENDERS EACH WAIVE ANY RIGHT TO JURY TRIAL THAT THEY MAY NOW OR HEREAFTER HAVE UNDER ANY LAWS AND ANY OBJECTION TO VENUE IN CONNECTION THEREWITH. EACH DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS OR PAPERS ISSUED OR SERVED IN CONNECTION WITH THE FOREGOING AND AGREES THAT SERVICE OF SUCH PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, DIRECTED TO THE DEBTORS AS SET FORTH BELOW AND THE DEBTORS' REGISTERED AGENTS, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED FIVE (5) DAYS

THEREAFTER, OR BY OVERNIGHT MAIL OR EXPRESS DELIVERY SERVICE, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED ONE (1) DAY THEREAFTER.

      11. NATURE OF DEBTORS' OBLIGATIONS. The Debtors acknowledge and agree that the liability of the Debtors for all Obligations, and under this Security Agreement and each Loan Document, is joint and several.

      12. LIEN ABSOLUTE. All rights of the Agent and Lenders hereunder, and all obligations of the Debtors hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of the Agreement, the Notes, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Agreement, the Notes, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

      (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtors.

      13. RELEASE. The Debtors consent and agree that the Agent may, with the concurrence of the Required Lenders, at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from the Debtors, it being hereby agreed that the Debtors shall be and remain bound upon this Security Agreement, irrespective of the existence, value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Agreement, or any other agreement governing any Secured Obligations. The Debtors hereby waive notice of acceptance of this Security Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any part hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Debtors. No act or omission of any kind on the Agent's or any Lender's part shall in any event affect or impair this Security Agreement.

      14. INDEMNIFICATION. The Debtors agree jointly and severally to indemnify and hold the Agent, each Lender and each of their directors, officers, employees, agents and counsel, harmless from and against any taxes, penalties, liabilities, claims, judgments and damages, including reasonable fees and disbursements of attorneys therefor (including in-house counsel who may be employees of the Agent or Lenders), and other expenses incurred thereby or arising in connection with the enforcement of or realization on this Security Agreement or the Lien provided for herein, including, without limitation, any federal or state securities law liability imposed or asserted against any such party in connection with any sale, assignment, transfer, disposition or other realization on the Collateral unless caused by such party's willful misconduct or gross negligence, and any taxes payable in connection with the delivery of any of the Collateral as provided herein. The obligations of the Debtors under this Section 14 shall survive the termination of this Security Agreement.

      15. REINSTATEMENTS. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any of the Debtors for liquidation or reorganization, should any of the Debtors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance under applicable law is rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the

Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


      IN WITNESS WHEREOF, Debtors have caused this Security Agreement to be duly executed as of the day and year first above written.


CONTINENTAL WASTE INDUSTRIES, INC.,
a Delaware corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    67 Walnut Avenue, Suite 103
            Clark, New Jersey 07066

Chief Executive Office:       67 Walnut Avenue, Suite 103
                              Clark, New Jersey 07066

Other Business Location(s):         None

Telephone:        908-396-0018
Telecopy:         908-396-4381

BARKER BROTHERS, INC.,
a Tennessee corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    P.O. Box 317
            Troy, Tennessee 38260

Chief Executive Office:       P.O. Box 317
                              Troy, Tennessee 38260

Other Business Location(s):         1341 N. Highway 51
                                    Union City, Tennessee 38261

Telephone:  901-885-5528
Telecopy:   901-885-0927


BARKER BROTHERS WASTE, INC.,
a Tennessee corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    P.O. Box 317
            Troy, Tennessee 38260

Chief Executive Office:       P.O. Box 317
                              Troy, Tennessee 38260

Other Business Location(s):         1341 N. Highway 51
                                    Union City, Tennessee 38261

                                    McKenzie Transfer Station
                                    Highway 22
                                    McKenzie, Tennessee 38201

Telephone: 901-885-5528
Telecopy:  901-885-0927

BERRIEN COUNTY LANDFILL, INC.,
a Michigan corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    8230 W. Forest Lawn Road
            Three Oaks, Michigan 49128

Chief Executive Office:       8230 W. Forest Lawn Road
                              Three Oaks, Michigan 49128

Other Business Location(s):         None

Telephone:  616-756-9252
Telecopy:   616-756-7756


BLUEGRASS RECYCLING & TRANSFER COMPANY,
a Kentucky corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    U.S. Highway 60
            Barlow, Kentucky 42024

Chief Executive Office:       U.S. Highway 60
                              Barlow, Kentucky 42024

Other Business Location(s):         None

Telephone:  502-334-3151
Telecopy:   502-334-3265

COMMERCIAL WASTE DISPOSAL, INC.
a Kentucky corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    Post Office Box 7003
            Mayfield, Kentucky 42066

Chief Executive Office:       Route 8, New Jim Town Road
                              Mayfield, Kentucky 42066

Other Business Location(s):         Highway 45, North Paducah
                                    Mayfield, Kentucky 42024

                                    4110 Coleman Road
                                    Paducah, Kentucky 38019

                                    829 Burnett Street
                                    Paducah, Kentucky 42003

Telephone:  502-247-4435
Telecopy:   502-247-8986


COVINGTON WASTE, INC.,
a Tennessee corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    801 East Street
            Covington, Tennessee 38019

Chief Executive Office:       801 East Street
                              Covington, Tennessee 38019

Other Business Location(s):         None

Telephone:  908-396-0018
Telecopy:   908-396-4381

CWI OF ILLINOIS, INC.,
an Illinois corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    Route 1, Box 750
            DeSoto, Illinois 62924

Chief Executive Office:       Route 1, Box 750
                              DeSoto, Illinois 62924

Other Business Location(s):         1410 W. Long Street Road
                                    Marin, Illinois 62959

                                    1106 Rackaway Drive
                                    Mount Vernon, Illinois 62864

                                    8384 Valleysteel Road
                                    Sparta, Illinois 62286

Telephone:  618-867-2356
Telecopy:   618-867-3012

CWI OF MISSOURI, INC.,
a Missouri corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    18716 State Highway 177
            Jackson, Missouri 63755

Chief Executive Office:       18716 State Highway 177
                              Jackson, Missouri 63755

Other Business Location(s):         742 Packwood
                                    St. Genevieve, Missouri 63670

                                    Route 1, Box 1737
                                    St. Genevieve, Missouri 63670

Telephone:  314-335-3330
Telecopy:   314-243-0602


CWI VENTURE, INC.,
a New Jersey corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    67 Walnut Avenue, Suite 103
            Clark, New Jersey 07066

Chief Executive Office:             67 Walnut Avenue, Suite 103
                                    Clark, New Jersey 07066

Other Business Location(s):         None

Telephone:  (908) 396-0018
Telecopy :  (908) 396-4381

FLL, INC.,
a Michigan corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    8230 Forest Lawn Road
            Three Oaks, Michigan 49128

Chief Executive Office:       8230 Forest Lawn Road
                              Three Oaks, Michigan 49128

Other Business Location(s):         None

Telephone:  616-756-9252
Telecopy:   616-756-7558

G.E.M. ENVIRONMENTAL MANAGEMENT INC.,
a Delaware corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    9000 Keystone Crossing
            Indianapolis, Indiana 46240

Chief Executive Office:       9000 Keystone Crossing
                              Indianapolis, Indiana 46240

Other Business Location(s):         None

Telephone:  317-574-4380
Telecopy:   317-574-4371


GILA BEND REGIONAL LANDFILL, INC.,
an Arizona corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    3225 N. Central Avenue
            Phoenix, Arizona 85612

Chief Executive Office:       3225 N. Central Avenue
                              Phoenix, Arizona 85612

Other Business Location(s):         None

Telephone:  908-396-0018
Telecopy:   908-396-4381

GREENFIELD ENVIRONMENTAL DEVELOPMENT CORP., a Delaware corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    9000 Keystone Crossing
            Indianapolis, Indiana 46240

Chief Executive Office:       9000 Keystone Crossing
                              Indianapolis, Indiana 46240

Other Business Location(s):         None

Telephone:  317-574-4380
Telecopy:   317-574-4371


JAMAX CORPORATION,
an Indiana corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    9000 Keystone Crossing
            Indianapolis, Indiana 46240

Chief Executive Office:       9000 Keystone Crossing
                              Indianapolis, Indiana 46240

Other Business Location(s):         3200 Haythorne Avenue
                                    Terre Haute, Indiana 47805

Telephone:  812-466-1211
Telecopy:   812-466-5388

KARAT CORP.,
a New Jersey corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    67 Walnut Avenue, Suite 103
            Clark, New Jersey 07066

Chief Executive Office:       67 Walnut Avenue, Suite 103
                              Clark, New Jersey 07066

Other Business Location(s):         None

Telephone:        908-396-0018
Telecopy:         908-396-4381


MIDWEST MATERIAL MANAGEMENT, INC.,
an Indiana corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    524 West Chicago Avenue
            East Chicago, Indiana 46312

Chief Executive Office:       524 West Chicago Avenue
                              East Chicago, Indiana 46312

Other Business Location(s):         None

Telephone:  908-396-0018
Telecopy:   908-396-4381

NORTHWEST TENNESSEE DISPOSAL CORPORATION, a Tennessee corporation


By:_____________________________________
Name:___________________________________
Its:____________________________________
Address:    518 Beach Chapel Road
            Union City, Tennessee 38261

Chief Executive Office:       518 Beach Chapel Road
                              Union City, Tennessee 38261

Other Business Location(s):         1341 Highway 51 South
                                    Union City, Tennessee 38261

Telephone:  901-885-1941
Telecopy:   None


PRICHARD LANDFILL CORPORATION,
a West Virginia corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    5835 Big Sandy River Road
            Prichard, West Virginia 25555

Chief Executive Office:       5835 Big Sandy River Road
                              Prichard, West Virginia 25555

Other Business Location(s):         None

Telephone:  304-648-5925
Telecopy:   304-648-7126

SANDY HOLLOW LANDFILL CORP.,
a West Virginia corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    67 Walnut Avenue, Suite 103
            Clark, New Jersey 07066

Chief Executive Office:       67 Walnut Avenue, Suite 103
                              Clark, New Jersey 07066

Other Business Location(s):         None

Telephone:        908-396-0018
Telecopy:         908-396-4381


SANIFILL, INC.,
a Tennessee corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    9100 Keystone Crossing, Suite 725
            Indianapolis, Indiana 46240

Chief Executive Office:       9100 Keystone Crossing, Suite 725
                              Indianapolis, Indiana 46240

Other Business Location(s):         None

Telephone:        908-396-0018
Telecopy:         908-396-4381

SOUTHERN ILLINOIS REGIONAL LANDFILL, INC., an Illinois corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    Route 1, Box 750
            DeSoto, Illinois 62924

Chief Executive Office:       Route 1, Box 750
                              DeSoto, Illinois 62924

Other Business Location(s):         None

Telephone:  618-867-2356
Telecopy:   618-867-3012


SOUTH TRANS, INC.,
a New Jersey corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    67 Walnut Avenue, Suite 103
            Clark, New Jersey 07066

Chief Executive Office:       67 Walnut Avenue, Suite 103
                              Clark, New Jersey 07066

Other Business Location(s):         None

Telephone:        908-396-0018
Telecopy:         908-396-4381

SPRINGFIELD ENVIRONMENTAL, INC.,
a Delaware corporation


By:_____________________________________
Name:___________________________________
Its:____________________________________
Address:    9000 Keystone Crossing, Suite 930
            Indianapolis, Indiana 46240

Chief Executive Office:       9000 Keystone Crossing, Suite 930
                              Indianapolis, Indiana 46240

Other Business Location(s):         1134 South Street Road 69
                                    Mount Vernon, Indiana 47620

Telephone:  317-574-4380
Telecopy:   317-574-4371


SPRINGFIELD ENVIRONMENTAL, INC.,
a New Jersey corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    9000 Keystone Crossing, Suite 930
            Indianapolis, Indiana 46240

Chief Executive Office:       9000 Keystone Crossing, Suite 930
                              Indianapolis, Indiana 46240

Other Business Location(s):         1134 South Street Road 69
                                    Mount Vernon, Indiana 47620

Telephone:  317-574-4380
Telecopy:   317-574-4371

TRIPLE G LANDFILLS, INC.,
an Indiana corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    9000 Keystone Crossing, Suite 930
            Indianapolis, Indiana 46240

Chief Executive Office:       9000 Keystone Crossing, Suite 930
                              Indianapolis, Indiana 46240

Other Business Location(s):         None

Telephone:  317-574-4380
Telecopy:   317-574-4371


UNITED REFUSE CO., INC.,
an Indiana corporation


By:_____________________________________
Name:___________________________________
Its:____________________________________
Address:    5000 Smith Road
            Fort Wayne, Indiana 46804

Chief Executive Office:       5000 Smith Road
                              Fort Wayne, Indiana 46804

Other Business Location(s):         None

Telephone:  219-436-5904
Telecopy:   219-432-5583

VICTORY ENVIRONMENTAL SERVICES, INC.,
a Delaware corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    12247 South Mill Street
            Terre Haute, Indiana 47802

Chief Executive Office:       12247 South Mill Street
                              Terre Haute, Indiana 47802

Other Business Location(s):         None

Telephone: 812-299-9227
Telecopy:  812-299-9229


VICTORY WASTE INCORPORATED,
a California corporation


By:
   -------------------------------------
Name:___________________________________
Its:____________________________________
Address:    12247 South Mill Street
            Terre Haute, Indiana 47802

Chief Executive Office:       12247 South Mill Street
                              Terre Haute, Indiana 47802

Other Business Location(s):         None

Telephone: 812-299-9227
Telecopy:  812-299-9229

WPP CONTINENTAL de COSTA RICA S.A.,
a Costa Rican corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    Relleno de Sanitario Los Manyos
            Del Club La Gloria
            Barrio San Jose de Alajuela
            Alajuela, Costa Rica

Chief Executive Office:       Relleno de Sanitario Los Manyos
                              Del Club La Gloria
                              Barrio San Jose de Alajuela
                              Alajuela, Costa Rica

Other Business Location(s):         None

Telephone: 011-506-433-8656
Telecopy:  011-506-433-8656


WPP SERVICES, INC.,
an Ohio corporation


By:_____________________________________
Name:___________________________________
Its: ___________________________________
Address:    1943 Webster Street
            Dayton, Ohio 45404

Chief Executive Office:       1943 Webster Street
                              Dayton, Ohio 45404

Other Business Location(s):         None

Telephone: 513-222-8933
Telecopy:  513-228-9590

                               SECURITY AGREEMENT
                                   SCHEDULE 1


                             (Attach Equipment List
                              for each of Debtors)

                              SECURITY AGREEMENT
                                  SCHEDULE 2


                       Permits (Including Applications)

                                  EXHIBIT F

                                 LAW OFFICES

                           SHEFSKY & FROELICH LTD.

                          444 NORTH MICHIGAN AVENUE
                           CHICAGO, ILLINOIS 50511
                                  --------

                           TELEPHONE (312) 527-4000
                           FACSIMILE (312) 527-5821

WRITER'S DIRECT DIAL NO.                                     IN REPLY REFER TO:



                                March 28, 1995

LaSalle National Bank, as Agent
120 South LaSalle Street
Chicago, Illinois 60603

Ladies and Gentlemen:

     We have acted as counsel to Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its direct and indirect subsidiaries, which currently consist of those subsidiaries listed on EXHIBIT A, attached hereto. Any of said corporations may be referred to herein as a "BORROWER," individually and referred to collectively as the "BORROWERS." We have represented the Borrowers in connection with the execution and delivery of the Credit Agreement dated as of the date hereof ("Credit Agreement") among the Borrowers, the Lenders, and LaSalle National Bank as Agent ("Agent"). This opinion is rendered to you pursuant to the Credit Agreement. Capitalized terms used herein and not otherwise defined will have the respective meanings ascribed to them in the Credit Agreement.

     In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

     1.  The Credit Agreement.
     2. The Revolving Note(s) dated as of the date hereof from the Borrowers to Lender(s).
     3. The Stock Pledge Agreement dated as of the date hereof, executed by CWI and other Pledgers, together with duly executed stock powers or assignments endorsements in blank.
     4. Environmental Indemnity Agreement dated as of the date hereof, executed by the Borrowers.
     5. Security Agreement dated as of the date hereof, executed by the Borrowers.
     6. UCC-1 Financing Statements dated as of the date hereof, executed by the Borrowers.
     7. Mortgages and Leasehold Mortgages listed on EXHIBIT B attached hereto and dated as of the date hereof, executed by the Borrower indicated on EXHIBIT B in favor

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 2

          of the Agent for the benefit of Lender(s) encumbering real property located solely within the State of Illinois.
      8. Certificates of Incorporation for each of the Borrowers certified by the Secretary of State where such Borrowers are incorporated.
      9. Certificates of Good Standing for each of the Borrowers issued by the Secretary of State of the state of incorporation and state of foreign qualification.
     10. Secretary's Certificate accompanied by the resolutions authorizing the execution of the Loan Documents of each of the Borrowers and attached as EXHIBIT C hereto.
     11.  Bylaws of each of the Borrowers.
     12.  UCC Financing Statement Searches (schedule on EXHIBIT D hereto).

     Documents 1-7 above are hereinafter referred to as the "Loan Documents".

     In rendering the opinions expressed below, we have assumed, with your permission and without independent verification, that:

     (a) the signatures of persons, except those of the Borrowers, signing all documents in connection with which this opinion is rendered are genuine and authorized;

     (b) all documents submitted to us as originals or duplicate originals are authentic;

     (c) all documents submitted to us as copies, whether certified or not, conform to authentic original documents;

     (d) none of the Borrowers' chattel paper, instruments or investment securities bears any endorsement or legend indicating an ownership or other interest therein other than that of the respective Borrower;

     (e) each of the Borrowers has rights in each item of Collateral (as defined in the Credit Agreement) owned by it and existing on the date hereof and will have rights in each item of Collateral owned by it arising after the date hereof;

     (f) value has been given to the Borrowers in the form of an advance under the Credit Agreement for the security interests and other rights in and assignments of Collateral described in or contemplated by the Credit Agreement executed and delivered by the Borrowers on or prior to the date hereof;

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 3

     (g) all parties to the Loan Documents (other than the Borrowers) have full power and authority to execute, deliver and perform thereunder and under the documents required or permitted to be delivered and performed thereunder, and all such Loan Documents have been duly authorized by all necessary corporate or other action on the part of such other parties, have been duly executed by such other parties and have been duly delivered by such other parties; and

     (h) any Collateral in which a security interest can be perfected only by possession is in your possession.

     When, in this opinion, the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the actual knowledge of Shefsky & Froelich Ltd. attorneys who have represented the Borrowers during the course of our representation of the Borrowers. In that respect, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inferences as to our knowledge of the existence or absence of such facts should be drawn from such representation.

     Notwithstanding anything to the contrary herein, we express no opinion with respect to the priority or authority of any person to execute, deliver or perform, or the legality, validity or binding effect, voidability or enforceability of (i) any creation or assumption of any Obligations, as defined in the Credit Agreement or any transfer of any interest in property (including, without limitation, any collateral assignment including assignments absolute in form but intended for security, any grant of a security interest or lien, or any mortgage) which would constitute a fraudulent conveyance under applicable law, for which the creating, assuming or transferring party does not receive "adequate consideration" ("adequate consideration" being defined as consideration sufficient to constitute "fair value" as that term is defined under the Uniform Fraudulent Conveyance Act and sufficient to constitute "reasonably equivalent value" as defined in the Bankruptcy Code of 1978, and as amended (11 U.S.C. Section 101 ET SEQ.)) or
(ii) any agreement entered into, or under which liabilities are incurred with the intent (actual or otherwise) to hinder, delay or defraud either present or future creditors. Notwithstanding the foregoing, we have been provided with an officer's certificate of CWI to the effect that: no transfer is being made, and no liabilities are being incurred pursuant to the Credit Agreement with actual intent to hinder, delay or defraud either present or future creditors; and CWI (i) is not insolvent as of the date hereof and will not become insolvent as a result of any such transfer or liability; (ii) is not engaged in business or any transaction, and is not about to engage in business or any transaction, for which the property remaining with such corporation is unreasonably small capital after giving effect to the transfers and liabilities contemplated in the Credit Agreement; and (iii) does not intend to incur, and does not believe that it will incur, debts that would be beyond its ability to pay as they mature. To the extent that such representations made in such officer's certificate are true, the Agent's security interest in and liens on the Collateral and the incurrence of the Obligations would not be challengeable or avoidable as a fraudulent conveyance within

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 4

the meaning of the Uniform Fraudulent Conveyance Act on Section 548 of The Bankruptcy Code of 1978, as amended. We advise you that applicable judicial decisions do not clearly specify the meaning of such representations or how they would be determined to be true or false. We are not experts in asset valuation, financial analysis, financial reporting or other similar disciplines and we have conducted no independent investigation with respect to the matters set forth in such officer's certificate.

     Our opinions as hereinafter expressed are subject to the following further qualifications:

     (a) our opinions are subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally;

     (b) our opinions are subject to limitations imposed by general principles of equity upon the enforceability of any of the remedies, covenants or other provisions of the Loan Documents and upon the availability of injunctive relief or other equitable remedies, and the application of principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity), particularly with regard to certain covenants and provisions of agreements where (i) the breach of such covenants or provisions imposes restrictions or burdens upon a debtor and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of a creditor, (ii) a creditor's enforcement of such covenants or provisions under the circumstances, or the manner of such enforcement, would violate such creditor's implied covenant of good faith and fair dealing, or would be commercially unreasonable, or (iii) a court having competent personal and subject matter jurisdiction finds that such covenants or provisions were at the time made, or are in application, unconscionable as a matter of law or public policy;

     (c) we express no opinion as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to or would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of the actual loss suffered by such party;

     (d) we express no opinion as to the creation or perfection of security interests in property in which it is illegal or violative of governmental rules or regulations to grant security interests including without limitation permits and licenses granted by governmental entities, property subject to negative pledge clauses, property which is or is to become a "fixture" as defined in the Applicable Code (except with respect to property located in Illinois), aircraft, aircraft engines, propellers and related parts, ships, railroad cars, locomotives or other rolling stock, vessels (although we have been provided with an officer's certificate of the Company stating that it owns no aircraft or related parts for which recording or filing under the Federal

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 5

Aviation Act of 1958, as amended, is required for perfection or any ships or vessels for which recording or filing under the Federal Ship Mortgage Act is required for perfection or any railroad cars, locomotives or other rolling stock or vessels for which recording or filing with the Interstate Commerce Commission is required for perfection), crops, copyrights, literary property rights, patents, patent applications, trademarks or service marks or applications thereof, know-how, processes, trade secrets, computer software, unrecorded and unwritten data and information, and rights and licenses thereunder, nor do we express any opinion with respect to the creation or perfection of any security interest in any "accounts," "chattel paper," "documents," "instruments" or "general intangibles" (as defined in the Uniform Commercial Code in effect in the applicable state of filing as of the date hereof, the ("Applicable Code")) with respect to which the account debtor or obligor is the United States of America, any state (other than Illinois), county, city, municipality or other governmental body, or any department, agency or instrumentality thereof, unless the same has been assigned to you pursuant to the Assignment of Claims Act of 1940, as amended, or any similar law or regulation relating to the assignment or pledge thereof;

     (e) any purported assignment of an agreement or any governmental approval, license or permit may be subject to restrictions upon assignment or transfer which, although not necessarily applicable to assignments intended as security, may be required before you will be treated as an assignee thereof, except to the extent that consents to or approvals of such assignment have been obtained from the appropriate governmental body or third party;

     (f) the rights of debtors, guarantors and other secured parties to receive notices under Section 9-504 and 9-505 of the Applicable Code may not be waived prior to default and the failure to comply with such notice requirements will bar the recovery of any deficiency remaining after the retention or sale of repossessed collateral;

     (g) pre-default waivers of equity rights and defenses may not be enforceable under state or federal law and federal equitable subordination principles are, in part, a matter of statutory law which cannot be waived by a private party;

     (h) certain provisions of the Loan Documents regarding the application of proceeds realized from the sale of Collateral do not make reference (although they do not have to in order to enable you to exercise the rights and remedies of a secured party under the Applicable Code) to your obligations to satisfy indebtedness due to the holders of subordinate security interests in such collateral under certain conditions under
Section 9-504(1)(c) of the Applicable Code;

     (i) notwithstanding certain language of the Loan Documents, you may be limited to recovering only reasonable expenses with respect to the retaking, holding, preparing for sale or lease, selling, leasing and the like of collateral and reasonable attorneys' fees and legal expenses;

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 6

     (j) under certain circumstances, a foreclosure upon, retention of, or public or private sale of, collateral in satisfaction of Liabilities or indebtedness may constitute a fraudulent conveyance within the meaning of the Uniform Fraudulent Conveyance Act or a transaction avoidable under Section 548 of The Bankruptcy Code of 1978, as amended;

     (k) the duties to exercise reasonable care in the custody and preservation of Collateral in a secured party's possession, to deal with and to dispose of Collateral in a commercially reasonable manner and to act in good faith with diligence, reasonableness and care as required by the Applicable Code or other applicable law may not be disclaimed by agreement, waived or released prior to a default;

     (l) provisions in the Loan Documents deemed to impose penalties, forfeitures, or the payment of interest on interest may be unenforceable, void or voidable under Illinois law;

     (m) requirements in the Loan Documents specifying that provisions thereof may only be waived in writing may not be enforced to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such Loan Documents;

     (n) we express no opinion as to the laws of, or the effect or applicability of the laws of, any jurisdiction other than the laws of the State of Illinois, and other than the general corporate laws of the states of incorporation of each Borrower and the federal laws of the United States of America;

     (o) with respect to paragraph 1 set forth below, our opinion is based solely upon certificates of good standing and certified articles of organization of each of the Borrowers and the representations made to us by the Borrowers, except with respect to WPP/Continental De Costa Rica S.A. we express no opinion;

     (p) with respect to paragraph 8 set forth below, our opinion as to the perfection of the Agent's liens upon and security interests in the Pledged Collateral and Collateral referred to in the Stock Pledge Agreement and the Security Agreement is limited by and subject to the applicable provisions of the Applicable Code (as defined above), which provisions result in the lapse of perfection under certain circumstances; further, in our perfection opinion based upon the summary of the law relating to the requirements for perfection and filing as set forth in the Applicable Codes of states other than the State of Illinois, we have relied solely upon the Secured Transaction Guide published by Commerce Clearing House, current through March 15, 1995;

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 7

     (q) we express no opinion as to the existence of any of the Collateral or the validity or condition of the title of the Company thereto;

     (r) certain rights, remedies and waivers contained in the Loan Documents may be rendered ineffective, or limited by, applicable laws or judicial decisions governing such provisions (other than those referred to above), but such laws and judicial decisions do not, in our opinion, make the Loan Documents inadequate for the practical realization of your rights and remedies thereunder;

     (s) the Loan Documents may not be enforceable under circumstances where your actions, failures to act, or waivers or amendments of the Loan Documents so radically change the essential nature of the terms and conditions of the liabilities that, in effect, a new relationship has arisen between you and the Borrowers which is substantially and materially different from that presently contemplated by the Loan Documents;

    (t) we express no opinion as to the validity, legality, enforceability or binding effect of any provision of the Loan Documents which purport to obligate the Borrowers to indemnify you for losses, claims and expenses incurred by you which arise out of your failure to meet obligations imposed on you by applicable law which cannot be waived by the Borrowers at the present time under applicable law;

     (u) we express no opinion as to the validity, legality, enforceability or binding effect of any provision of the Loan Documents to the extent that such provisions purport to waive rights or obligations which cannot be waived by law;

     (v) we express no opinion with respect to the validity or existence of any governmental permits or licenses of an environmental nature which are required to conduct a Borrower's business or the fulfillment of the governmentally imposed or regulatory requirements by Borrowers to conduct landfill operations and we express no opinion as to any other matters with respect to such environmentally related permits and licenses;

     (w) we express no opinion as to the priority of the lien of any Mortgage or Leasehold Mortgage, as it is our understanding that you will be relying on title insurance for such purpose; and

     (x) we express no opinion as to the enforceability of any Mortgage or Leasehold Mortgage, which purports to secure a lien on property located outside of the State of Illinois.

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 8

     Based upon the foregoing and subject to the qualifications set forth below, we are of the opinion that:

     1. Each of the Borrowers (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the state set forth opposite its name on EXHIBIT A; and (b) is duly qualified as a foreign corporation to do or transact business in, and is in good standing under the laws of, each jurisdiction in which the ownership or lease of its respective property or the conduct of its respective business requires such qualification, except for jurisdictions in which failure by it to so qualify would not have a material adverse effect on its business or operations.

     2. Each of the Borrowers has the requisite corporate power and authority (a) to own or lease and pledge or grant a security interest in its assets and properties and to operate its properties and to conduct its business as currently operated and conducted; and (b) to execute, deliver and enter into, to incur and perform its respective obligations under and to create such liens and security interests in favor of the Agent as are provided for in the Loan Documents to which it is a party or signatory.

     3. The Loan Documents to which any of the Borrowers is a party or signatory, the transactions provided for therein and each of the Borrowers' execution, delivery and entry into, incurrence and performance of each of its respective obligations under, and creation of the liens and security interests in favor of the Agent as are provided for in the Loan Documents to which it is a party or signatory (a) have been duly and validly authorized by all necessary action; (b) do not and will not violate, conflict with or result in a violation or breach of, accelerate any performance required by any of the Borrowers under, or create or impose any lien, security interest or other encumbrance on any of the Borrowers' properties or assets (except as provided in and pursuant to the Loan Documents) by reason of the terms of (i) the certificate or articles of incorporation or bylaws of any of the Borrowers; (ii) any law, rule or regulation of any governmental authority applicable to any of or by or to which any of the Borrowers or their properties are bound or subject; or (iii) to the best of our knowledge, and based solely on Borrower's representation, any order, writ, judgment, injunction or decree of any court or any other governmental authority, or any indenture, mortgage, deed of trust, lease, security agreement or any other instrument or agreement to which any of the Borrowers is a party or subject or by which any of the Borrowers or their properties is bound; and (c) do not and will not require any consent, license, authorization, waiver, approval, withholding of disapproval, filing with any court, governmental authority or other Person not already obtained or filed as of the date hereof.

     4. The Loan Documents to which any of the Borrowers are a party or signatory have been duly executed and delivered thereby and constitute the respective legal, valid and binding obligations of such Borrowers, enforceable against such Borrowers in accordance with their

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 9

respective terms, subject only to (i) bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws relating to or affect the rights of creditors generally; and (ii) general principles of equity with respect to availability of equitable remedies, regardless of whether enforcement is sought in proceedings at law or in equity.

     5. To the best of our knowledge after due inquiry as of the date hereof, each Borrower's (i) authorized capital stock, (ii) issued capital stock, (iii) outstanding capital stock, (iv) par value per share, and (v) the beneficial ownership of said outstanding shares, are as set forth in EXHIBIT E, attached hereto. All of said outstanding shares have been duly and validly issued.

     6. To the best of our knowledge after due inquiry, all of the issued and outstanding shares of the capital stock of each of the Borrowers, and all rights, options or warrants therefor, were offered, issued and sold by the Borrowers in material compliance with all applicable federal and state securities, blue sky and similar laws, and in compliance with the requirements of any applicable exemptions from registration relied upon under such laws.

     7. Except as set forth in EXHIBIT F, no subscription, warrant, option or other right (preemptive or otherwise) to purchase or acquire any shares of any class of capital stock of any of the Borrowers, or securities convertible into such capital stock is authorized or outstanding; and there is no commitment of any Borrower to issue any such shares, warrants, options or other such rights or securities.

     8. The provisions of the Stock Pledge Agreement and the Security Agreement create legal and valid liens and security interests in, respectively, the Pledged Collateral and Collateral referred to therein, in favor of the Agent, all of which liens and security interests have attached thereto and are enforceable as against the Borrowers. The delivery at the closing to the Agent of the stock certificates evidencing the Pledged Shares referred to in the Stock Pledge Agreement perfects the aforesaid liens and security interest in such Pledged Shares as of the date hereof. The forms of Uniform Commercial Code financing statements executed by the Borrowers under the Stock Pledge Agreement and Security Agreement have been duly executed thereby, and are sufficient in form and substance (including, without limitation, in its description of collateral covered thereby), to perfect upon due filing with the appropriate offices referred to in EXHIBIT G, the above referenced liens and security interests in the above referenced Pledged Collateral and the Collateral owned by the Borrowers and in which a security interest may be perfected by filing a financing statement under the Applicable Code. The appropriate offices in which to file said financing statements against the respective Borrowers are as set forth in EXHIBIT G, attached hereto.

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 10

      9. Each Mortgage securing a lien on a property located in the State of Illinois is in proper form for the creation of the mortgage lien or lien of record on the respective Borrower's interest in the property described therein as being granted, hypothecated and pledged to the Agent, and further is in proper form for recording in the real property records of the Recorder's Office of the county in which the property is located.

     10. Each Leasehold Mortgage securing a lien on a property located in the State of Illinois is in proper form for the creation of the mortgage lien or lien of record on the respective Borrower's leasehold interest in the property described therein as being granted, hypothecated and pledged to the Agent, and further is in proper form for recording in the real property records of the Recorder's Office of the county in which the property is located.

     11. The Mortgages and the Leasehold Mortgages (with respect only to those properties located in Illinois), when recorded in the official real property records of the appropriate Recorder's Office, will constitute the valid and binding obligation of the respective Borrowers, enforceable against said Borrowers in accordance with their respective terms. The appropriate offices in which to file said Mortgages and Leasehold Mortgages are as set forth in EXHIBIT B, attached hereto.

     12. Assuming that the Mortgages and Leasehold Mortgages (with respect only to those properties located in Illinois) are duly recorded, each of said documents will constitute a valid, direct lien and perfected fixture filing of record, as security for the obligations of the Borrowers under the Credit Agreement against the properties described in the respective Mortgages and Leasehold Mortgages.

     13. Except as set forth at Schedule 7.F of the Credit Agreement, to the best of our knowledge based on Borrower's representation, there are no actions, suits, investigations, or proceedings (whether or not purportedly on behalf of any Borrower) pending, threatened against or affecting any Borrower, or the business or properties of any Borrower, or before or by any governmental agency, or any court, arbitrator or grand jury, which may reasonably be expected to result in any material adverse change in the business, operations, or properties or assets or in the condition, financial or otherwise, of the Borrowers or in the ability of any Borrower to perform its obligations under the Credit Agreement. Except as otherwise disclosed in the Environmental Indemnity Agreement and schedules thereto, dated March 28, 1995, among Agent, Lenders and Borrowers, no Borrower, to the best of our knowledge after due inquiry, is in default with respect to any judgment, order, writ, injunction, grand jury, or of any governmental agency, a default under which would have consequences which could materially and adversely affect the business, properties or assets or the condition, financial or otherwise, of any Borrower.

                               SHEFSKY & FROELICH LTD.

LaSalle National Bank, as Agent
March 28, 1995
Page 11

     This opinion letter is solely for use by the Agent and each of the Lenders and permitted assigns and participants, party to the Credit Agreement and it may not be used or relied upon by any other person or entity for any other purpose, nor may it be quoted or filed with any governmental agency without our prior consent. This opinion is given as of the date hereof and nothing shall require us to advise you of any facts arising after that date which would invalidate or otherwise alter any matter opined to herein.

                                       Very truly yours,

                                       [Sig]

                                       Shefsky & Froelich Ltd.

                                  EXHIBIT A


                              LIST OF BORROWERS
                              -----------------

                                            State of         Foreign
Name                                        Incorporation    Qualification
----                                        -------------    ------------------
Continental Waste Industries, Inc.          Delaware         --
Barker Brothers, Inc.                       Tennessee        --
Barker Brothers Waste, Incorporated         Tennessee        Kentucky, Missouri
Berrien County Landfill, Inc.               Michigan         --
Bluegrass Recycling & Transfer Company      Kentucky         Illinois, Missouri
Commercial Waste Disposal, Inc.             Kentucky         --
Covington Waste, Inc.                       Tennessee        --
CWI of Illinois, Inc.                       Illinois         --
CWI of Missouri, Inc.                       Missouri         --
CWI Venture, Inc.                           New Jersey       --
FLL, Inc.                                   Michigan         --
G.E.M. Environmental Management Inc.        Delaware         Indiana
Gila Bend Regional Landfill, Inc.           Arizona          --
Greenfield Environmental Development Corp.  Delaware         Indiana, Tennessee
Jamax Corporation                           Indiana          --
Karat Corp.                                 New Jersey       --
Midwest Material Management, Inc.           Indiana          --
Northwest Tennessee Disposal Corporation    Tennessee        --
Prichard Landfill Corporation               West Virginia    --
Sandy Hollow Landfill Corp.                 West Virginia    New Jersey
Sanifill, Inc.                              Tennessee        --
Southern Illinois Regional Landfill, Inc.   Illinois         --
South Trans, Inc.                           New Jersey       --
Springfield Environmental, Inc. (Delaware)  Delaware         --
Springfield Environmental, Inc. (Indiana)   Indiana          --
Triple G Landfills, Inc.                    Indiana          --
United Refuse Co., Inc.                     Indiana          --
Victory Environmental Services, Inc.        Delaware         Indiana
Victory Waste Incorporated                  California       --
WPP Continental de Costa Rica, S.A.         Costa Rica       --
WPP Services, Inc.                          Ohio             --

                                  EXHIBIT B


               MORTGAGES AND LEASEHOLD MORTGAGES LOCATED IN ILLINOIS
               -----------------------------------------------------

Borrower                    Property Location      Filing Office
--------                    -----------------      -------------
CWI of Illinois, Inc.       Marion, Illinois       Illinois Secretary of State
                                                   Williamson County

CWI of Illinois, Inc.       Mt. Vernon, Illinois   Illinois Secretary of State
                                                   Jefferson County

CWI of Illinois, Inc.       Sparta, Illinois       Illinois Secretary of State
                                                   Randolph County

Southern Illinois Regional  De Soto, Illinois      Illinois Secretary of State
Landfill, Inc.                                     Jackson County

                                  EXHIBIT C


                     SECRETARY'S CERTIFICATES AND RESOLUTIONS
                     ----------------------------------------

                                  EXHIBIT D


                      SCHEDULE OF UCC FINANCING SEARCHES
                      ----------------------------------


Borrower                                       Office Searched                   Result of Search
--------                                       ----------------                  -----------------
Barker Brothers Waste, Inc.                    Kentucky Secretary of State       No UCC statements on file
                                               Tennessee Secretary of State      See Attached

Berrien County Landfill, Inc.                  Michigan Secretary of State       No UCC statements on file

Bluegrass Recycling & Transfer Company         Illinois Secretary of State       See Attached
                                               Missouri Secretary of State       See Attached
                                               Kentucky Secretary of State       No UCC statements on file

Commercial Waste Disposal, Inc.                Kentucky Secretary of State       No UCC statements on file

Continental Waste Industries, Inc.             New Jersey Secretary of State     No UCC statements on file
                                               Delaware Secretary of State       No UCC statements on file

Covington Waste, Inc.                          Tennessee Secretary of State      No UCC statements on file

CWI of Illinois, Inc.                          Illinois Secretary of State       See Attached

CWI of Missouri, Inc.                          Missouri Secretary of State       See Attached
(f/k/a Tutor Jr. Refuse Company)

CWI Venture, Inc.                              New Jersey Secretary of State     No UCC statements on file

FLL, Inc.                                      Michigan Secretary of State       See Attached

FLL of Delaware, Inc. (merged into FLL, Inc.)  Delaware Secretary of State       No UCC statements on file
                                               New Jersey Secretary of State     See Attached

G.E.M. Environmental Management, Inc.          Indiana Secretary of State        No UCC statements on file
                                               Delaware Secretary of State       No UCC statements on file

Gila Bend Regional Landfill, Inc.              Arizona Secretary of State        No UCC statements on file

Greenfield Environmental Development Corp.     Arizona Secretary of State        No UCC statements on file
                                               Delaware Secretary of State       No UCC statements on file
                                               Indiana Secretary of State        No UCC statements on file

Jamax Corporation                              Indiana Secretary of State        See Attached

Karat Corp.                                    New Jersey Secretary of State     No UCC statements on file

Midwest Material Management, Inc.              Indiana Secretary of State        See Attached

Northwest Tennessee Disposal Corporation       Tennessee Secretary of State      See Attached



Borrower                                       Office Searched                    Result of Search
--------                                       ----------------                   -----------------
Prichard Landfill Corporation                  West Virginia Secretary of State  See Attached

Sandy Hollow Landfill Corp.                    New Jersey Secretary of State     No UCC statements on file
                                               West Virginia Secretary of State  No UCC statements on file

Sanifill, Inc.                                 Indiana Secretary of State        No UCC statements on file
                                               Tennessee Secretary of State      See Attached

Southern Illinois Regional Landfill, Inc.      Illinois Secretary of State       See Attached

South Trans, Inc.                              New Jersey Secretary of State     See Attached

Springfield Environmental, Inc.                Delaware Secretary of State       No UCC statements on file
(Delaware and Indiana)                         Illinois Secretary of State       No UCC statements on file
                                               Indiana Secretary of State        See Attached

Triple G Landfills, Inc.                       Indiana Secretary of State        No UCC statements on file

United Refuse Co., Inc.                        Indiana Secretary of State        See Attached

Victory Environmental Services, Inc.           Delaware Secretary of State       No UCC Statements on file
                                               Indiana Secretary of State        No UCC Statements on file

Victory Waste, Incorporated                    California Secretary of State     No UCC statements on file
                                               Indiana Secretary of State        No UCC statements on file

WPP Services, Inc.                             Ohio Secretary of State           No UCC statements on file



                                  EXHIBIT E


                                CAPITALIZATION
                                --------------

                                                                        Beneficial
                                                                         Owner* of
                                                                       Outstanding
                                                                        Shares and
                Authorized Capital  Issued Capital   Outstanding    Percentage of
Borrower              Stock              Stock       Capital Stock      Ownership
--------              -----              -----       -------------      ---------
Barker Brothers,   1,000 shares   1,000 common       1,000 common          100%
Inc.                              shares             shares

Barker Brothers,   1,000 shares   1,000 common       1,000 common          100%
Waste,                            shares             shares
Incorporated

Berrien County     1,000 shares   100 common shares  100 common shares  100% owned
Landfill, Inc.                                                          by FLL, Inc.

Bluegrass          1,000 shares   1,000 common       1,000 common           100%
Recycling &                       shares             shares
Transfer Company

Commercial Waste   1,000 shares   1,000 common       1,000 common           100%
Disposal, Inc.                    shares             shares

Covington Waste,   1,000 shares   100 common shares  100 common shares      100%
Inc.

CWI of Illinois,   1,000 shares   1,000 common       1,000 common           100%
Inc.                              shares             shares

CWI of Missouri,   30,000 shares  30,000 common      30,000 common          100%
Inc.                              shares             shares

CWI Venture, Inc.  1,000 shares   1,000 common       1,000 common           100%
                                  shares             shares

FLL, Inc.          50,000 shares  2,000 common       2,000 common           100%
                                  shares             shares

G.E.M.             35,000 shares  34,922,503 shares common issued/outstanding
Environmental                     3,000,000 shares perferred issued/outstanding
Management Inc.                   8,559,962 shares common owned directly by CWI
("GEM")                           3,000,000 shares preferred owned directly by
                                  CWI (100%)
                                  20,866,920 shares common owned by Victory
                                  Combined ownership of CWI & Victory in GEM is
                                  29,426,882 common and 3,000,000 preferred
                                  This represents 84.26% of the outstanding common
                                  stock and 85.5% of total outstanding shares
                                  of total outstanding shares of common plus
                                  preferred stock

                                                                               Beneficial
                                                                                Owner* of
                                                                               Outstanding
                                                                               Shares and
                  Authorized Capital  Issued Capital         Outstanding      Percentage of
Borrower                Stock              Stock            Capital Stock       Ownership
--------                -----              -----            -------------       ---------
Gila Bend            1,000 shares    100 common shares   100 common shares      100% owned
Regional Landfill,                                                                by CWI
Inc.                                                                           Venture, Inc.

Greenfield           13,750 shares   7,750 Class A       7,750 Class A          100% owned
Environmental                        common shares       common shares            by GEM
Development
Corp. ("GEDC")

Jamax Corporation    1,000 shares    1,000 shares        1,000 shares           100% owned
                                                                                 by GEM

Karat Corp.          2,000 shares    100 common shares   100 common shares         100%

Midwest Material     1,000 shares    300 common shares   300 common shares         100%
Management, Inc.

Northwest            1,000 shares    1,000 common        1,000 common              100%
Tennessee                            shares              shares
Disposal
Corporation

Prichard Landfill    6,000 shares    60 common shares    60 common shares      66% owned by
Corp.                                                                           Karat Corp.

Sandy Hollow         400 shares      100 common shares   100 common shares      100% owned
Landfill Corp.                                                                 by Karat Corp.

Sanifill, Inc.       2,000 shares    100 common shares   100 common shares      100% owned
                                                                                 by GEDC

South Trans, Inc.    2,000 shares    100 common shares   100 common shares         100%

Southern Illinois    100,000 shares  1,000 common        1,000 common              100%
Regional Landfill,                   shares              shares
Inc.

Springfield          1,000 shares    1,000 common        1,000 common           100% owned
Environmental                        shares              shares                   by GEM
Inc. (Delaware)

Springfield          1,000 shares    1,000 common        1,000 common           100% owned
Environmental                        shares              shares                   by GEM
Inc. (Indiana)

Triple G Landfills,  1,000 shares    1,000 common        1,000 common           100% owned
Inc.                                 shares              shares                   by GEDC

                                                                            Beneficial
                                                                            Owner* of
                                                                            Outstanding
                                                                            Shares and
                Authorized Capital    Issued Capital    Outstanding        Percentage of
Borrower              Stock               Stock        Capital Stock         Ownership
--------              -----               -----        -------------         ---------
United Refuse,     1,000 shares        1,000 common     1,000 common         100% owned
Co., Inc.                              shares           shares                by GEDC

Victory            100 shares          10 common        10 common            100% owned
Environmental                          shares           shares                 by GEM
Services, Inc.

Victory Waste      350,000,000 shares  22,158,853 shares common issued/outstanding
Incorporated                           179,745 shares preferred issued/outstanding
                                       21,389,745 shares common owned by CWI
                                       50,000 shares preferred owned by CWI
                                       This represents 96.44% of the outstanding
                                       common and 18.78% of the preferred (96.35% of
                                       the Victory common giving effect to the
                                       conversion of the preferred stock)

WPP Continental    100 common shares   100 common shares  100 common shares   85% owned
de Costa Rica S.A.                                                             by WPP
                                                                              Services,
                                                                                Inc.

WPP Services,      850 shares          100 common shares  100 common shares      100%
Inc.

Unless other indicated, CWI is the "beneficial owner" referenced by this column heading.

                                  EXHIBIT F

                          WARRANTS AND OTHER OPTIONS

CONTINENTAL WASTE INDUSTRIES, INC.
OPTIONS & WARRANTS AT 12/31/94


                                 OUTSTANDING
                                    AS OF           EXERCISE      EXPIRATION      ORIGINAL
OPTIONS -- EMPLOYEES              12/31/94           PRICE           DATE          ISSUE
                             -----------------------------------------------------------

DECEMBER 9, 1994                      17,750          $9.00          12/9/99        17,750

JANUARY 1, 1994                       25,380          $7.50          1/31/99        27,650

JANUARY 1, 1993                       55,733          $2.24           1/1/98        58,852

JANUARY 1, 1992                       18,373          $1.86           1/1/97        20,600


OPTIONS -- DIRECTORS

DECEMBER 9, 1994                      15,000         $10.25           11/9/99        15,000

DECEMBER 9, 1993                      30,000          $4.47           11/9/98        30,000

JANUARY 18, 1993                       1,338          $5.64           2/18/98         1,338

JANUARY 28, 1993                     160,513          $3.93           1/28/03       160,513

JANUARY 18, 1992                       1,338          $5.64           2/16/97         1,338


OPTIONS                           ----------                                      ----------
                                     325,425                                         333,041
                                  ----------                                      ----------


WARRANTS:

UNDERWRITER WARRANTS (11/4/94)        50,000         $13.30           11/4/99         50,000

WARRANTS (11/4/94)                    42,656          $9.50           11/4/99         42,656

INHOUSE WARRANTS (1/20/94)            20,000          $9.00           1/20/97         20,000

ZERO WARRANTS (8/1/94)                43,860          $3.93            8/1/99         43,860

NI (8/1/94)                           11,696          $3.93            8/1/99         11,696

UNDERWRITER WARRANTS (10/28/91)       20,000          $6.00          10/28/96         20,000

                                  ----------                                      ----------
WARRANTS                             188,212                                         188,212
                                  ----------                                      ----------



CONTINENTAL WASTE INDUSTRIES, INC.
DECEMBER 9, 1994 STOCK OPTIONS

                                                                               12/31/94
                                                  DATE            TOTAL         BALANCE
                                 ISSUED             OF            ISSUED           OF        EXERCISE
                                  DATE            EXPIR.          OPTIONS        OPTIONS       PRICE     VESTING DESCRIPTION
                                 -------         -------          -------        -------     --------    -------------------

DRURY, MICHAEL                  12/9/94          12/9/99            2,500          2,500        $9.00     2.78% PER MONTH
FINLAYSON, ERIC                 12/9/94          12/9/99            1,000          1,000        $9.00     2.78% PER MONTH
DELBIANCO, DAVID                12/9/94          12/9/99              750            750        $9.00     2.78% PER MONTH
HALLORAN, VICTORIA              12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
VELOTTI, JOANNE                 12/9/94          12/9/99              100            100        $9.00     2.78% PER MONTH
BRODBECK, ALLEN                 12/9/94          12/9/99            3,000          3,000        $9.00     2.78% PER MONTH
BROWN, GARY                     12/9/94          12/9/99              700            700        $9.00     2.78% PER MONTH
DABBS, BOB                      12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
BRAGG, DAVID                    12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
VOLINI, FRANK                   12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
SNYDER, STEVE                   12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
DRYSDALE, MARK                  12/9/94          12/9/99              300            300        $9.00     2.78% PER MONTH
BENNETT, TAMMY                  12/9/94          12/9/99              300            300        $9.00     2.78% PER MONTH
SIMMONS, PAM                    12/9/94          12/9/99              300            300        $9.00     2.78% PER MONTH
BARKER, BRYAN                   12/9/94          12/9/99            1,500          1,500        $9.00     2.78% PER MONTH
BARKER, SCOTT                   12/9/94          12/9/99            1,500          1,500        $9.00     2.78% PER MONTH
VOLINI, STEVE                   12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
SCHROEDER, RONALD               12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
PREUETT, STEVE                  12/9/94          12/9/99              750            750        $9.00     2.78% PER MONTH
TOPPER, SUZANNE                 12/9/94          12/9/99              300            300        $9.00     2.78% PER MONTH
JOHNSON, CHRIS                  12/9/94          12/9/99              750            750        $9.00     2.78% PER MONTH
DRAKES, MIKE                    12/9/94          12/9/99              500            500        $9.00     2.78% PER MONTH
                                                                 --------       --------
                                                                   17,750         17,750
                                                                 --------       --------



CONTINENTAL WASTE INDUSTRIES, INC.
JANUARY 31, 1994 STOCK OPTIONS


                                                                               12/31/94
                                                  DATE            TOTAL         BALANCE
                                 ISSUED             OF            ISSUED           OF        EXERCISE
                                  DATE            EXPIR.          OPTIONS        OPTIONS       PRICE     VESTING DESCRIPTION
                                 -------         -------          -------        -------     --------    -------------------

DRURY, MICHAEL                   1/31/94         1/31/99           10,000         10,000        $7.50    2.78% PER MONTH
SHEEHY, T. KEVIN                 1/31/94         1/31/99            2,500            834        $7.50    VESTED (TERMINATED 1994)
BRODBECK, ALLEN                  1/31/94         1/31/99            2,000          2,000        $7.50    2.78% PER MONTH
VOLINI, FRANK                    1/31/94         1/31/99            2,000          2,000        $7.50    2.78% PER MONTH
BARKER, BRYAN                    1/31/94         1/31/99            1,500          1,500        $7.50    2.78% PER MONTH
BARKER, SCOTT                    1/31/94         1/31/99            1,500          1,500        $7.50    2.78% PER MONTH
BRAGG, DAVID                     1/31/94         1/31/99              750            750        $7.50    2.78% PER MONTH
JANSEN, GERD                     1/31/94         1/31/99              750            146        $7.50    VESTED (TERMINATED 1994)
PREUETT, STEVE                   1/31/94         1/31/99              750            750        $7.50    2.78% PER MONTH
JOHNSON, CHRIS                   1/31/94         1/31/99              750            750        $7.50    2.78% PER MONTH
FINLAYSON, ERIC                  1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
MAYNARD, JACK                    1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
DRYSDALE, MARK                   1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
DRAKES, MICHAEL                  1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
GIBBS, ROBERT                    1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
SCHROEDER, RONAL                 1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
HALLORAN, VICTORIA               1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
WASKU, HOPE                      1/31/94         1/31/99              500            500        $7.50    2.78% PER MONTH
SIMMONS, PAM                     1/31/94         1/31/99              300            300        $7.50    2.78% PER MONTH
BENNETT, TAMMY                   1/31/94         1/31/99              300            300        $7.50    2.78% PER MONTH
TOPPER, SUZANNE                  1/31/94         1/31/99              300            300        $7.50    2.78% PER MONTH
ANOSKEY, THOMAS                  1/31/94         1/31/99              250            250        $7.50    2.78% PER MONTH
                                                                 --------      ---------
                                                                   27,650         25,380
                                                                 --------      ---------





CONTINENTAL WASTE INDUSTRIES, INC.
STOCK OPTIONS


                                                                               12/31/94
                                                  DATE            TOTAL         BALANCE
                                 ISSUED             OF            ISSUED           OF        EXERCISE
                                  DATE            EXPIR.          OPTIONS        OPTIONS       PRICE     VESTING DESCRIPTION
                                 -------         -------          -------        -------     --------    -------------------
                                                                  -------        -------
ROGERS, JAMES                   2/18/93          2/18/98            1,338          1,338        $5.64    IMMEDIATE
                                                                  -------        -------
VOLINI, THOMAS                  1/28/93          1/28/03          160,513        160,513        $3.93    IMMEDIATE
                                                                  -------        -------
ROGERS, JAMES                   2/18/92          2/18/97            1,338          1,338        $5.64    IMMEDIATE
                                                                  -------        -------
BRODBECK, ALLEN                  1/1/93           1/1/98            5,350          5,350        $2.24    $2.78% PER MONTH
BARKER, BRYAN                    1/1/93           1/1/98            2,675          2,675        $2.24    $2.78% PER MONTH
BARKER, SCOTT                    1/1/93           1/1/98            2,675          2,675        $2.24    $2.78% PER MONTH
DRURY, MICHAEL                   1/1/93           1/1/98           26,752         26,752        $2.24    $2.78% PER MONTH
SHEEHY, T. KEVIN                 1/1/93           1/1/98            5,350          3,567        $2.24    VESTED (TERMINATED 1994)
VOLINI, FRANK                    1/1/93           1/1/98            5,350          5,350        $2.24    $2.78% PER MONTH
BRAGG, DAVID                     1/1/93           1/1/98            2,006          2,006        $2.24    $2.78% PER MONTH
MAYNARD, JACK                    1/1/93           1/1/98            2,006          2,006        $2.24    $2.78% PER MONTH
ANOSKEY, THOMAS                  1/1/93           1/1/98            2,006          2,006        $2.24    $2.78% PER MONTH
KING, EDWARD                     1/1/93           1/1/98            2,006            670        $2.24    VESTED (TERMINATED 1993)
WASKU, HOPE                      1/1/93           1/1/98            1,338          1,338        $2.24    $2.78% PER MONTH
HALLORAN, VICTORIA               1/1/93           1/1/98            1,338          1,338        $2.24    $2.78% PER MONTH
                                                                  -------        -------
                                                                   58,852         55,733
                                                                  -------        -------

BARKER, BRYAN                    1/1/92           1/1/97            3,478          3,478         $1.86    VESTED
BARKER, SCOTT                    1/1/92           1/1/97            3,478          3,478         $1.86    VESTED
DRURY, MICHAEL                   1/1/92           1/1/97            5,350          5,350         $1.86    VESTED
SHEEHY, KEVIN                    1/1/92           1/1/97            2,675          2,675         $1.86    VESTED (TERMINATED 1994)
KING, EDWARD                     1/1/92           1/1/97            1,338            893         $1.86    VESTED (TERMINATED 1993)
KING, MICHEAL                    1/1/92           1/1/97            2,675            893         $1.86    VESTED (TERMINATED 1992)
HALLORAN, VICTORIA               1/1/92           1/1/97              803            803         $1.86    VESTED
PETITE, KIMBERLY                 1/1/92           1/1/97              803            803         $1.86    VESTED (TERMINATED 1993)
                                                                  -------         ------
                                                                   20,600         18,373
                                                                  -------         ------



CONTINENTAL WASTE INDUSTRIES, INC.
STOCK OPTIONS

                                                                               12/31/94
                                                  DATE            TOTAL         BALANCE
                                 ISSUED             OF            ISSUED           OF        EXERCISE
                                  DATE            EXPIR.          OPTIONS        OPTIONS       PRICE     VESTING DESCRIPTION
                                 -------         -------          -------        -------     --------    -------------------

DIRECTOR OPTIONS:

RICHARD CARLSON                 11/9/94          11/9/99            5,000          5,000        $10.25    VESTED
RONALD HAIDER                   11/9/94          11/9/99            5,000          5,000        $10.25    VESTED
BRET MAXWELL                    11/9/94          11/9/99            5,000          5,000        $10.25    VESTED
                                                                  -------        -------
                                                                   15,000         15,000
                                                                  -------        -------

RICHARD CARLSON                 11/9/93           11/9/98          10,000         10,000         $1.47    VESTED
RONALD HAIDER                   11/9/93           11/9/98          10,000         10,000         $1.47    VESTED
BRET MAXWELL                    11/9/93           11/9/98          10,000         10,000         $1.47    VESTED
                                                                  -------        -------
                                                                   30,000         30,000
                                                                  -------        -------



                                   EXHIBIT G
                                  UCC FILINGS
                                  -----------

NAME OF BORROWER                         FILING OFFICES
----------------                         --------------

 1. Continental Waste Industries, Inc.   a) New Jersey Secretary of State
                                            Tennessee Secretary of State

 2. Barker Brothers, Inc.                a) Tennessee Secretary of State
                                            Carroll County, Tennessee

 3. Barker Brothers Waste, Incorporated  a) Tennessee Secretary of State
                                            Carroll County, Tennessee (UCC-1)
                                            Carroll County, Tennessee
                                            (Fixture Filing)
                                            Kentucky Secretary of State
                                            Graves County, Kentucky
                                            Missouri Secretary of State
                                            St. Louis Independent City,
                                            Missouri

 4. Berrien County Landfill, Inc.        a) Michigan Secretary of State
                                            Berrien County, Michigan
                                            (Fixture Filing - UCC-1A)

 5. Bluegrass Recycling &                a) Kentucky Secretary of State
    Transfer Company                        Ballard County, Kentucky (UCC-1)
                                            Ballard County, Kentucky
                                            (Fixture Filing)
                                            Illinois Secretary of State
                                            Missouri Secretary of State
                                            Cape Girardeu County, Missouri

 6. Commercial Waste Disposal, Inc.      a) Kentucky Secretary of State
                                            Graves County, Kentucky (UCC-1)
                                            Graves County, Kentucky
                                            (Fixture Filing)
                                            McCracken County, Kentucky (UCC-1)
                                            McCracken County, Kentucky
                                            (Fixture Filing)


 7. Covington Waste, Inc.                a) Tennessee Secretary of State
                                            Tipton County, Tennessee
                                            (Fixture Filing)

 8. CWI of Illinois, Inc.                a) Illinois Secretary of State
                                            Williamson County, Illinois
                                            (Fixture Filing)
                                            Jefferson County, Illinois
                                            (Fixture Filing)
                                            Randolph County, Illinois
                                            (Fixture Filing)

 9. CWI of Missouri, Inc.                a) Missouri Secretary of State
                                            Cape Girardeu County, Missouri
                                            (Fixture Filing)
                                            St. Genevieve County, Missouri
                                            (Fixture Filing)

10. CWI Venture, Inc.                    a) New Jersey Secretary of State

NAME OF BORROWER                         FILING OFFICES
----------------                         --------------
11. FLL, Inc.                            a) Michigan Secretary of State
                                            Berrien County, Michigan (Fixture
                                            Filing UCC-1A)
                                            Indiana Secretary of State

12. G.E.M. Environmental                 a) Indiana Secretary of State
    Management, Inc.

13. Gila Bend Regional Landfill, Inc.    a) Arizona Secretary of State

14. Greenfield Environmental             a) Arizona Secretary of State
    Development Corp.                       Indiana Secretary of State
                                            Tennessee Secretary of State

15. Jamax Corporation                    a) Indiana Secretary of State
                                            Vigo County, Indiana
                                            (Fixture Filing)

16. Karat Corp.                          a) New Jersey Secretary of State

17. Midwest Material Management, Inc.    a) Indiana Secretary of State

18. Northwest Tennessee Disposal         a) Tennessee Secretary of State
    Corporation                             Obion County, Tennessee
                                            (Fixture Filing)

19. Prichard Landfill Corporation        a) West Virginia Secretary of State
                                            Wayne County

20. Sandy Hollow Landfill Corp.          a) New Jersey Secretary of State
                                            West Virginia Secretary of State
                                            Wayne County
                                            Wayne County (Fixture Filing)

21. Sanifill, Inc.                       a) Indiana Secretary of State
                                            Tennessee Secretary of State
                                            Jefferson County, Tennessee

22. Southern Illinois Regional           a) Illinois Secretary of State
    Landfill, Inc.                          Jackson County, Illinois
                                            (Fixture Filing)

23. South Trans, Inc.                    a) New Jersey Secretary of State

24. Springfield Environmental, Inc.      a) Indiana Secretary of State
    (Indiana)

25. Springfield Environmental, Inc.      a) Indiana Secretary of State
    (Delaware)                              Posey County, Indiana
                                            (Fixture Filing)

26. Triple G. Landfills, Inc.            a) Indiana Secretary of State

NAME OF BORROWER                         FILING OFFICES
----------------                         --------------

27. United Refuse Co.                    a) Indiana Secretary of State
                                            Allen County, Indiana
                                            (Fixture Filing)

28. Victory Environmental                a) Indiana Secretary of State
    Services, Inc.                          Vigo County, Indiana
                                            (Fixture Filing)

29. Victory Waste Incorporated           a) Indiana Secretary of State

30. WPP/Continental De Costa Rica, S.A.  a) No filing

31. WPP Services, Inc.                   a) Ohio Secretary of State
                                            Montgomery County, Ohio

                                  EXHIBIT G

          MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT
                            AND SECURITY AGREEMENT


     THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND SECURITY AGREEMENT ("Mortgage") is made as of this ___ day of ____________, 1995, by Southern Illinois Regional Landfill, Inc., an Illinois corporation ("Mortgagor"), whose address is as set forth herein, and who is a Subsidiary of Continental Waste Industries, Inc., a Delaware corporation ("CWI"), in favor of LaSalle National Bank, a national banking association, as Agent for itself and various Lenders (together with its successors and assigns, including each and every holder from time to time of the Notes hereinafter defined, the "Mortgagee"), whose address is as set forth herein.


                                 WITNESSETH:

     A. Lenders have agreed to extend loans to CWI and its Subsidiaries (collectively, the "Borrowers"), including Mortgagor, up to the aggregate principal amount of FORTY-FIVE MILLION AND 00/100 DOLLARS ($45,000,000.00) comprised of: (i) revolving loans ("Revolving Loan" or "Loan" and collectively "Revolving Loans" or "Loans") up to the maximum aggregate principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00) ("Commitment"); and (ii) letters of credit not to exceed the lesser of (aa) the unused amount of the Commitment or (bb) Five Million and 00/100 Dollars ($5,000,000.00); all pursuant to the terms of that certain Credit Agreement (together with all amendments, modifications, restatements, replacements, consolidations, substitutions, renewals and extensions thereof the "Credit Agreement") of even date herewith by and between Mortgagee, CWI and its subsidiaries, including Mortgagor.


                                  ARTICLE 1

                         TERMS OF THE INDEBTEDNESS

     1.1 CERTAIN TERMS OF INDEBTEDNESS: The following is a summary of certain terms of the Indebtedness (as hereinafter defined) secured by this
Mortgage:


This Mortgage was prepared
by and after recording mail to:

Mary B. Koberstein                 Legal Description: SEE
Lord, Bissell & Brook              Exhibit C attached hereto
115 South LaSalle Street           Common address:_________________________
Chicago, IL 60603                  P.I.N.:_________________________________

     (a) THE NOTES: The term "Notes" shall collectively refer to that certain Revolving Note or Revolving Notes of even date herewith made by Mortgagor and the other Borrowers and payable to the order of the respective Lenders in the original aggregate principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00) a form of which Revolving Note is attached hereto as EXHIBIT A and the terms of which are hereby incorporated herein by this reference.

     (b) INTEREST RATE AND PAYMENTS: Interest shall accrue and the Indebtedness evidenced by the Notes shall be repaid as provided in the Notes and in the Credit Agreement.

     (c) MATURITY: All of the unpaid principal balance outstanding under the Notes and all unpaid interest thereon shall become due and payable, unless extended or if not sooner paid or if not sooner due by acceleration on ______________, 1998 (hereinafter referred to as the "Maturity Date").

     1.2 DEFINITION OF THE INDEBTEDNESS: The term "Indebtedness" shall mean the principal amount and interest payable thereon, and all the fees, amounts, payments, liabilities and monetary liabilities and obligations due or required to be paid by the Borrowers under the Notes, the Credit Agreement, this Mortgage or the other Loan Documents, and all amendments, modifications, restatements, replacements, consolidations, substitutions, renewals, extensions, and increases thereto, whether heretofore or hereafter existing, and whether primary or secondary, direct of indirect, absolute or contingent.

                                  ARTICLE 2

                                 DEFINITIONS

     2.1 DEFINITIONS: Capitalized terms used herein that are not expressly defined in this Article shall have the meaning defined elsewhere in this Mortgage or in the Credit Agreement. The following terms shall have the following meanings:

     (a) AWARDS: Either or both of: (i) the Mortgagor's right, title and interest in all awards and payments now or hereafter made by any municipal, state or federal agency or authority to Mortgagor, including any awards or payments for any taking of the Mortgaged Property as a result of the exercise of the right of condemnation or eminent domain and, (ii) any and all proceeds and payments now or hereafter made by any insurance company as a result of any casualty or other event in connection with the Mortgaged Property.

     (b) BUILDINGS: Any and all structures and on-site improvements, and any and all additions, alterations, betterments and appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Real Estate (as hereinafter defined).

     (c) CONTRACTS: The Mortgagor's right, title and interest in any and all contracts, documents or agreements pertaining to the ownership, use, occupancy, development, design, construction, financing, operation, management, alteration, repair, marketing, sale, lease or enjoyment of the Mortgaged Property, and all rights, privileges, authority and benefits thereunder (but under no circumstances any liabilities, obligations or responsibilities thereunder).

     (d) DEFAULT RATE: As defined in the Credit Agreement, Default Rate shall mean (i) with respect to any Prime Rate Loan, the sum of three percent (3%) plus the Prime Rate from time to time in effect; (ii) with respect to any LIBOR Loan, the sum of two percent (2%) plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of three percent (3%) plus the Prime Rate from time to time in effect; and (iii) with respect to other monetary Obligations (as defined in the Credit Agreement) for which a Default Rate is not otherwise specified, the sum of three percent (3%) PLUS the Prime Rate from time to time in effect.

     (e)  EVENT OF DEFAULT:  The occurrences defined in Article 9 of this
Mortgage.

     (f) FIXTURES: All fixtures, as defined in and subject to the Uniform Commercial Code, located on the Real Estate including, without limitation, all systems, fittings, structures, equipment, apparatus, fixtures and other improvements and items now or hereafter temporarily or permanently attached to, installed in or used in connection with any of the Buildings or the Real Estate, including, but not limited to, any and all partitions, hardware, motors, engines, boilers, furnaces, pipes, plumbing, conduit, sprinkler systems, fire extinguishing equipment, elevator equipment, telephone and other communications equipment, security equipment, master antennas and cable television equipment, water tanks, heating, ventilating, air conditioning and refrigeration equipment, laundry facilities, and incinerating, gas and electric machinery and equipment.

     (g) GOVERNMENTAL AUTHORITY: Any and all courts, boards, agencies, commissions, offices or other authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) or arbitration authority, whether now or hereafter in existence.

     (h) IMPOSITIONS: All (i) general and special real estate and personal property taxes and other land taxes and assessments, water and sewer rates and charges, and all other governmental charges and any interest or costs or penalties with respect to the Mortgaged Property, (ii) charges for any easement or agreement maintained for the benefit of the Mortgaged Property which at any time prior to or after the execution of the Loan Documents may be assessed, levied or imposed upon the Mortgaged Property or the rent or income received therefrom or any use or occupancy thereof, (iii) other taxes, assessments, fees and governmental charges levied, imposed or assessed upon or against Mortgagor in connection with the Mortgaged Property, and (iv) annual premiums for insurance policies required to be maintained under this Mortgage or the Credit Agreement with respect to the Mortgaged Property.

     (i) LEASES: The Mortgagor's right, title and interest in any and all leases, subleases, licenses, concessions or grants of other possessory interests (written or oral) now or hereafter in force, covering or affecting the Mortgaged Property, or any part thereof or interest therein, together with all rights, powers, privileges, options and other benefits of Mortgagor thereunder (but under no circumstances any liabilities, obligations or responsibilities thereunder).

     (j) LEGAL REQUIREMENTS: The terms, covenants, conditions and restrictions now or hereafter existing to which Mortgagor may be bound or to which the Mortgaged Property is subject under (i) any and all present and future statutes, laws, rulings opinions, rules, regulations, codes, permits, certificates, approvals, ordinances, judicial decisions or orders of any Governmental Authority in any way applicable to Mortgagor or the Mortgaged Property, and the ownership, use, occupancy, possession, development, design, construction, financing, operation, maintenance, alteration, repair, marketing, sale, lease or enjoyment thereof, including without limitation, any related to zoning, building, utility service, sewer service, fire safety, land and water use, environmental protection, occupational health and safety or flood hazard; (ii) any and all Leases; (iii) any and all Contracts; (iv) any lease, sublease, option, articles of agreement for deed, installment contract or other contract or agreement pursuant to which Mortgagor is granted any possessory, legal, equitable, beneficial or other interest in the Mortgaged Property; and (v) any and all other easements, covenants, conditions, restrictions, leases or other contracts and agreements (written or oral) of any nature to which Mortgagor may be bound or to which the Mortgaged Property may be subject.

     (k) LOAN DOCUMENTS: This Mortgage, the Notes, the Credit Agreement, the Environmental Indemnity Agreement and each and every one of the other "Loan Documents" as defined in the Credit Agreement, whether now or hereafter existing, and any and all other documents now or hereafter evidencing or securing the payment of the Indebtedness or the observance or performance of the Obligations, and any and all amendments, modifications, restatements, replacements, substitutions, renewals, extensions and increases thereto whether heretofore or hereafter entered into in connection with the Indebtedness.

     (l) MORTGAGED PROPERTY: The Real Estate, Fixtures, Leases, Contracts, Rents, Awards and Personality together with:

          (i) any and all rights, privileges, tenements, hereditaments, right-of-way, easements, appendages and appurtenances of the Real Estate belonging or in anyway appertaining thereto, and all right, title and interest of Mortgagor in and to any streets, ways, strips or gores of land adjoining the Real Estate or any part thereof; and

          (ii) any and all betterments, additions, appurtenances, substitutions, replacements and after acquired title or interests thereof and all reversions and remainders therein; and

          (iii) any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations.

     (m) MORTGAGEE: The above named Mortgagee and any and all successors, as Agent for the Lenders under the Notes or other Loan Documents.

     (n) MORTGAGEE'S ADDRESS, ETC.;: 120 South LaSalle Street, Chicago, Illinois 60603; Telephone ______________________; Telex _____________________;
Telecopy ______________________________.

     (o) MORTGAGOR: The above named Mortgagor and any and all successors, transferees, assignees and subsequent owners of the Mortgaged Property.

     (p) MORTGAGOR'S ADDRESS, ETC.;: Route 1, Box 750, DeSoto, Illinois 62924; Telephone ______________________; Telex ___________________________;
Telecopy __________________________________.

     (q) OBLIGATIONS: Any and all of the covenants, conditions, warranties, representations and other obligations (other than the obligation to repay the Indebtedness) of the Borrowers to Mortgagee under or as set forth in the Notes, the Credit Agreement (including but not limited to all obligations to reimburse for draws under any letter of credit), this Mortgage or the other Loan Documents and under the Legal Requirements, whether heretofore or hereafter existing, and whether primary or secondary, direct or indirect, absolute or contingent, and including the enforcement by Mortgagee of its rights and remedies under any or all of the foregoing (including all costs, expenses and reasonable attorneys' and paralegals' fees and expenses incurred by the Lenders and the Mortgagee).

     (r) PERMITTED EXCEPTIONS: The encumbrances and title exceptions specifically described in EXHIBIT B attached hereto and made a part hereof.

     (s) PERSONALITY: All right, title and interest of Mortgagor in and to all furniture, furnishings, equipment, machinery, of any kind or character as defined in the provisions of the Uniform Commercial Code now or hereafter located upon, within or about the Real Estate and the Buildings, or used or useful in connection therewith, together with all existing or future accessories, replacements and substitutions thereto or therefor and the proceeds therefrom, including, but not limited to: (i) all furniture, furnishings and equipment; (ii) all building materials and equipment intended to be incorporated in the improvements now or hereafter to be constructed on the Real Estate, whether or not yet incorporated in such improvements; (iii) all machinery, apparatus, systems, equipment or articles used in supplying heating, gas, electricity, ventilation, air conditioning, water, light, power, refrigeration, fire protection, elevator service, telephone and other communication service, waste removal and all fire sprinklers, smoke detectors, alarm systems, security systems, electronic monitoring equipment and devices;
(iv) all maintenance equipment; (v) all office furniture, equipment and supplies; (vi) all tractors, mowers, sweepers, snow removal equipment and other equipment used in maintenance of interior and exterior portions of the Real Estate or the Buildings; and (vii) all other maintenance supplies and inventories; provided, that the enumeration of any specific articles of personality set forth above shall in no way include or be held to exclude any items of property not specifically enumerated, and that any of the foregoing items that do not constitute personal property but constitute fixtures under applicable law shall be included in the definition of the term "fixtures" as used herein.

     (t) PRIME RATE: The rate of interest announced or referred by Mortgagee from time to time as its prime rate for interest to the determinations, with each change in such Prime Rate to take effect on the same day such change is announced by Mortgagee. The of the term "Prime
Rate" is not intended nor does it imply that rate of interest is a preferred rate of interest or one which offered by the Mortgagee to its most creditworthy customers.

     (u) REAL ESTATE: The Real Estate owned in fee simple by Mortgagor consisting of approximately ______ acres in the County of Jackson, State of Illinois and legally described on EXHIBIT C attached hereto and made a part hereof.

     (v) RENTS: All of the rents, revenues, income, profits, deposits and other benefits payable under the Leases and/or otherwise arising from or out of the Mortgaged Property or out of the ownership, use or enjoyment of all or any portion of the Mortgaged Property or part thereof or interest therein.

                                  ARTICLE 3

                                    GRANT

     3.1 GRANT. To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Mortgagor by these presents hereby GRANTS, ASSIGNS, MORTGAGES and Warrants unto Mortgagee the Mortgaged property subject to the Permitted Exceptions, free and clear from all rights and benefits under and by virtue of the Homestead Exemption Laws of the State of Illinois (which rights and benefits are hereby expressly released and waived). Mortgagor does hereby bind itself, its successors and assigns to warrant and forever defend fee simple absolute title to the Mortgaged Property unto Mortgagee, and the quiet and peaceful enjoyment and possession thereof, against every person whomsoever claiming the same or any part thereof or interest therein, except for the Permitted Exceptions.

     3.2 CONDITION OF GRANT: The condition of these presents is such that if Mortgagor and the other Borrowers shall pay or cause to be paid the Indebtedness as and when the same shall become due and payable and shall observe, perform and discharge the Obligations in accordance with this Mortgage and the other Loan Documents, then this Mortgage and the other Loan Documents and the estates and rights granted by them shall be released and terminated by Mortgagee.

                                  ARTICLE 4
                        ASSIGNMENT OF LEASES AND RENTS

     4.1 ASSIGNMENT OF LEASES AND RENTS: To further secure the full and timely payment of Indebtedness and the full and timely performance and discharge of the Obligations, Mortgagor hereby sells, assigns and transfers unto Mortgagee all of the Leases, together with the Rents now due and which may hereafter become due under or by virtue of any of the Leases, and all rights and remedies conferred by applicable State law, as such may be amended from time to time, it being the intention hereby to establish an absolute and present transfer and assignment of all such Leases and Rents, and all avails thereunder, to Mortgagee; provided, however, the acceptance by Mortgagee of the foregoing assignment, with all of the rights, powers, privileges and authority so created, shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to constitute Mortgagee a "Mortgagee in Possession," nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any actions thereunder, to expend any money, incur any expenses, or perform or discharge any obligation, duty or liability under the Leases or to assume any obligation or responsibility for any security deposits or other deposits delivered to Mortgagor thereunder. So long as no Event of Default shall exist, Mortgagee shall not demand from any tenants under the Leases any Rents or monies hereby assigned arising from or out of said Leases or from or out of the Mortgaged Property or any part thereof, but shall permit the Mortgagor to collect, but not prior to accrual, all such Rents and enjoy the same; provided that notwithstanding the foregoing, all tenants under the Leases shall comply with any demand for Rents or monies made by Mortgagee without inquiring or investigating as to whether such demand is made in compliance herewith. A demand by Mortgagee to any tenant or purchaser for payment of monies by reason of any Event of Default claimed by Mortgagee shall be sufficient direction to said tenant to make future payments of monies to Mortgagee without the necessity for further consent by, or notice to, Mortgagor.

                                  ARTICLE 5

                              SECURITY AGREEMENT

5.1  SECURITY INTEREST.

     (a) This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code of Illinois (the "UCC"), and any other applicable law. To the extent any of the Mortgaged Property consists of personal property under the UCC, whether tangible or intangible in nature, Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Indebtedness and Obligations, a security interest in the Mortgaged Property. Said portion of the Mortgaged Property so subject to the UCC shall be referred to in this paragraph as "Collateral".

     (b) If any Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it might have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC including, without limiting the generality of the foregoing, the right to take possession of the Collateral of any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the collateral.

     (c) If any Event of Default then exists, without notice, demand or legal process of any kind, Mortgagee may take possession of any or all of the Collateral, wherever it might be found and for that purpose, Mortgagee shall have the right, without reaching the peace, to enter upon the premises of Mortgagor where the Collateral is located (or is believed to be located) without any obligation to pay rent to Mortgagor, or any other place or places under the control of Mortgagor where the Collateral is believed to be located and kept, and remove the Collateral therefrom to the premises of Mortgagee or any agent of Mortgagee, for such time as Mortgagee may desire, in order to effectively collect or liquidate the Collateral, and/or Mortgagee may require Mortgagor to assemble the Collateral and make it available to Mortgagee at a place or places to be designated by Mortgagee. If an Event of Default then exists, Mortgagee shall have the right to obtain access to Mortgagor's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Mortgagee deems appropriate which is related to the preservation or disposition of the Collateral or to the collection of the Indebtedness or Obligations.

     (d) Any notice required to be given by Mortgagee of a sale, lease or other disposition or other intended action by Mortgagee with respect to any of the Collateral which is deposited in the United States mails, postage prepaid and duly addressed to Mortgagor at the address specified in Article 2, at least ten (10) Business Days (as defined in the Credit Agreement) prior to such proposed action, shall constitute fair and reasonable notice to Mortgagor of any such action. The net proceeds realized by Mortgagee upon any such sale or other disposition, after deduction for the reasonable expenses of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by Mortgagee or Lenders in connection therewith, shall be applied as provided herein toward satisfaction of the Indebtedness and the Obligations. Mortgagee shall account to Mortgagor for any surplus realized upon any such sale or other disposition, and Mortgagor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Mortgagee's Lien on the Collateral until the Indebtedness and Obligations are fully paid. Mortgagor agrees that Mortgagee has no obligation to preserve rights to the Collateral against any other parties. To the extent Mortgagor has the power, without violating the terms of any agreement existing as of the Closing Date (as defined in the Credit Agreement), to grant such a license, Mortgagee is hereby granted a license or other right to use, without charge, any Mortgagor's labels, patents, production certificates, type certificates, supplemental certificates, copyrights, rights of use of any name, trade secrets, trade names, tradestyles, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral.

     (e) In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by Mortgagee after an Event of Default may be for cash, credit or any combination thereof, and Mortgagee may purchase all or any part of the Collateral at public or, if permitted by Law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Indebtedness and Obligations then owing. Any sale of the Collateral may be adjourned from time to time with or without notice. Mortgagee may, in its sole discretion, cause any Collateral to remain on Mortgagor's premises, at Mortgagor's expense, pending sale or other disposition of such Collateral. Mortgagee shall have the right to conduct such sales on a Mortgagor's premises, at Mortgagor's expense, or elsewhere on such occasion or occasions as Mortgagee may see fit.

          (f) Mortgagor shall pay to Mortgagee on demand any and all reasonable expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral.

     5.2 CHARACTERIZATION AS PERSONALITY. This grant of a security interest to Mortgagee in the granting clause of this Mortgage shall not be construed to derogate from or impair the lien or provisions of or the rights of Mortgagee hereunder with respect to any property described herein which is real property or which the parties have agreed to treat as real property. The stated intention of Mortgagor and Mortgagee is that everything used in connection with the production of income from the Real Estate or adapted for use thereon is, and at all times and for all purposes and in all proceedings, both legal and equitable, at Mortgagee's election, regarded as real property, irrespective of whether or not the same is physically attached to the land and/or Improvements.

     5.3 FINANCING STATEMENT. This Mortgage is intended to be a financing statement under the Uniform Commercial Code with respect to all personal property of the Mortgagor pledged herein and all fixtures. The addresses of Mortgagor and Mortgagee are as defined in Section 2.1 of this Mortgage. This Mortgage is to be filed for record in the real estate records of the county where the Real Estate is located. Mortgagor is the record owner of the Real Estate.

     5.4 FURTHER ASSURANCES AND DELIVERIES. If requested by Mortgagee, Mortgagor shall execute and deliver to Mortgagee, in form reasonably satisfactory to Mortgagee, additional security agreements, financing statements and/or other instruments covering all personal property or fixtures of Mortgagor pledged hereunder, whether now existing or hereafter acquired, placed on, or annexed or made appurtenant to the Real Estate, including delivery of any and all instruments (together with endorsements in blank) delivered to Mortgagee, which instruments constitute or constituted proceeds of any personal property pledged herein.

                                   ARTICLE 6

                          REPRESENTATIONS AND WARRANTIES

     Mortgagor hereby represents and warrants to Mortgagee as of the date hereof and as of all dates hereafter that:

     6.1 ORGANIZATION, AUTHORITY. Mortgagor: (a) is duly organized, validly existing and in good standing under the laws of the State of Illinois; and (b) is qualified to do business in every jurisdiction in which the nature of its business or properties makes such qualification necessary and the failure to so qualify would have a Materially Adverse Effect on the business or financial affairs of Mortgagor.

     6.2 PERMITS AND APPROVALS. All permits, certificates, approvals and licenses required for or in connection with the ownership, use, occupancy or enjoyment of the Mortgaged Property have been duly and validly issued and are and shall at all times hereafter be in full force and effect.

     6.3 ACCESS. All streets and highways necessary for access to and full use, occupancy and operation of the Mortgaged Property have been completed and are open and available to the Mortgaged Property without further condition or cost to Mortgagor.

     6.4 NO VIOLATION OF LEGAL REQUIREMENTS. Except as otherwise represented or provided in the Environmental Indemnity Agreement, neither the contemplated use, occupancy or operation of the Mortgaged Property violates or will then violate any Legal Requirements to which the Mortgagor may be bound or to which the Mortgaged Property may be subject. Mortgagor shall promptly notify Mortgagee, in writing, of its receipt of any notice of a violation of any Legal Requirements. Mortgagor hereby agrees to indemnify and hold Mortgagee harmless from all loss, cost, damage, claim and expense incurred by Mortgagee on account of Mortgagor's failure to perform the obligations of this subparagraph.

     6.5 ILLINOIS RESPONSIBLE PROPERTY TRANSFER ACT. With respect to the Illinois Responsible Property Transfer Act, 765 ILCS 90/1 ET SEQ. ("IRPTA"):
(1) no disclosure document is required by IRPTA; (2) there are no underground storage tanks located on the Mortgaged Property; and (3) the Mortgaged Property does not contain any facilities which are subject to reporting under Section 312 of the Federal Emergency Planning and Community Right to Know Act of 1986, and the federal regulations promulgated thereunder.

     6.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Mortgagor hereby makes each and every representation and warranty contained in the Credit Agreement and the Environmental Indemnity Agreement, which are incorporated herein by this reference as if set forth herein in full.

                                   ARTICLE 7

                                   COVENANTS

     Until the entire Indebtedness shall have been paid and the Obligations performed in full, Mortgagor hereby unconditionally covenants and agrees as follows:

     7.1 PAYMENT AND PERFORMANCE. Mortgagor shall pay the Indebtedness, as and when all or any payment thereunder is due and shall perform or cause to be performed all of the Obligations in full on or before the dates the Obligations or any part thereof are required to be performed, and shall commit or suffer no act or event which (upon notice or the passage of time, or both) would constitute a default or Event of Default under the Loan Documents or the Legal Requirements.

     7.2 COMPLIANCE WITH LAWS. Mortgagor will promptly and faithfully comply in all material respects with all present and future laws, ordinances, rules, regulations and requirements, and all other Legal Requirements, including, without limitation, applicable zoning, building, land use, occupational health and safety, hazardous waste and substances, and environmental requirements, of every Governmental Authority and of every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, which may be applicable to it or to the Mortgaged Property, or any part thereof, or to the use, occupancy, possession, operation, maintenance, alteration or repair of the Mortgaged Property, or any part thereof or interest therein. Mortgagor shall immediately notify Mortgagee, orally and in writing, of its receipt of any notice of a violation in any material respect of any Legal Requirements. Mortgagor shall pay to Mortgagee, upon demand, all losses, costs, damages, claims and expenses incurred by Mortgagee on account of Mortgagor's failure to perform the obligations of this paragraph.

     7.3  PAYMENT OF IMPOSITIONS.

          (a) Mortgagor will duly pay and discharge, or cause to be paid and discharged, the Impositions, such Impositions or installments thereof to be paid not later than the day any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof. Mortgagor shall, upon Mortgagee's request, furnish proof to Mortgagee within fifteen (15) days after such request that such Impositions have been paid.

          (b) Mortgagee may at its option, should Mortgagor fail to pay any Impositions levied or assessed on or against the Real Estate before they become delinquent, pay the full amount of any such tax bill, including any applicable interest or penalties, and all such monies so advanced shall be additional Indebtedness of

Mortgagor to Mortgagee secured by the lien of this Mortgage and shall bear interest at the Default Rate and be payable on demand.

     7.4 MAINTENANCE AND REPAIR. Mortgagor shall (i) constantly maintain the Mortgaged Property in good condition and make all repairs and replacements thereof and additions and improvements thereto as are necessary or appropriate under sound management practices; and (ii) prevent any act or thing which might impair or diminish the value or usefulness of the Mortgaged Property, or the Improvements with respect thereto.

     7.5 INSURANCE. Mortgagor shall procure for, deliver to and maintain for the benefit of Mortgagee during the term of this Mortgage, all such insurance as required by Mortgagee, including, but not limited to, casualty insurance against loss or damage by fire, lightning and other hazards and casualties as are now included in so-called "extended coverage" policies in amounts not less than the full insurable replacement value of all Buildings and other Fixtures and equipment from time to time on the Mortgaged Property, and comprehensive public liability insurance in an amount satisfactory to Mortgagee. All insurance policies shall be in form, companies and amounts satisfactory to Mortgagee. All insurance policies shall (i) include, when available, non-contributing Mortgagee endorsements in favor of and with loss payable to Mortgagee, (ii) name Mortgagee and Lenders as additional insureds with respect to liability insurance, (iii) include standard waiver of subrogation endorsements, (iv) provide that the coverage shall not be terminated or materially modified without thirty (30) days' advance written notice to Mortgagee and (v) provide that no claims shall be paid thereunder without ten (10) days' advance written notice to Mortgagee. Mortgagor will deliver all insurance policies premium prepaid, to Mortgagee and, will deliver renewal or replacement policies at least thirty (30) days prior to the date of expiration of any policy. The requirements of the preceding sentence shall apply to any separate policies of insurance taken out by Mortgagor concurrent in form or contributing in the event of loss with the insurance policies. If Mortgagor fails to provide such insurance, or if any policy is canceled, reduced, or not renewed, Mortgagee may, but shall not be obligated, to obtain such insurance, and the cost thereof shall be additional Indebtedness of Mortgagor to Mortgagee secured hereby bearing interest at the Default Rate. Mortgagor will promptly upon demand pay directly to or reimburse Mortgagee for all premiums and other costs incurred in procuring such insurance. In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Mortgaged Property, and all proceeds payable thereunder, shall thereupon vest in the purchaser at such foreclosure or in Mortgagee in the event of such transfer.

     7.6 ADJUSTMENT OF LOSSES WITH INSURER. Mortgagor hereby assigns to Mortgagee all proceeds from any insurance policies pertaining to the Mortgaged Property, and in the event of a casualty loss in excess of $50,000 Mortgagee is hereby authorized and empowered, at its option, to make or file proofs of loss or damage and to adjust or compromise any loss, and to collect and receive the proceeds from any such policies; provided, however, Mortgagee shall not be held responsible for any failure to collect any insurance proceeds regardless of the cause of failure.

     7.7 APPLICATION OF INSURANCE PROCEEDS. In the event of any insured loss, Mortgagor shall give prompt written and oral notice thereof to Mortgagee and to the insurer. In the event of a casualty loss exceeding $50,000, Mortgagee may require that the payment for such loss be paid directly to Mortgagee only and not jointly to Mortgagor and Mortgagee. Mortgagee may, at its option, if the proceeds for any loss exceed $50,000, apply the proceeds to the reduction of the Indebtedness or may if Mortgagee requests within twenty (20) days of the casualty, release the same to Mortgagor to be applied to the restoration or repair of the Mortgaged Property in accordance with Mortgagee's customary construction disbursement procedures. If the proceeds for any loss are equal to or less than $50,000, and provided that no Event of Default exists, Mortgagee shall release the same to Mortgagor to be applied to the restoration or repair of the Mortgaged Property. If the proceeds are released to be applied to the restoration or repair of the Mortgaged Property, Mortgagor shall expeditiously proceed to repair or restore the Mortgaged Property. In the event of an Event of Default, Mortgagee shall have the right and option to declare the entire balance of the Indebtedness remaining unpaid to be immediately due and payable and shall have the right, at its option, to apply the whole or any part of such insurance proceeds toward the payment of any of the Indebtedness, in such order and manner as Mortgagee may elect.

     7.8 CONDEMNATION PROCEEDS. All Awards shall be paid to Mortgagee and, after deducting from said Awards all of its expenses in the collection and administration of said sums, Mortgagee shall have the right, at its option, if the proceeds of the Awards exceed $50,000, to apply the net proceeds in payment of the Indebtedness (whether then matured or to mature in the future), either in whole or in part (in such order as Mortgagee shall deem proper), or to require the Mortgaged Property so affected by such condemnation to be repaired or restored by the use of such proceeds. If the proceeds of any Awards are equal to or less than $50,000, and provided that no Event of Default exists, Mortgagee shall release the same to Mortgagor to be applied to the restoration or repair of the Mortgaged Property. Mortgagor agrees that if the proceeds are released to be applied toward restoration, Mortgagor shall expeditiously proceed to so repair or restore the Mortgaged Property. If Mortgagee does elect to apply such proceeds in payment or reduction of the Indebtedness secured hereby, whether due or not, and if the same are insufficient to pay such amount in full, Mortgagee shall have the right and option to declare the entire balance of the Indebtedness remaining unpaid to be immediately due and payable. Mortgagee shall be entitled to all Awards, and is hereby authorized, at its option, to commence, appear in and prosecute, in its own name or in Mortgagor's name, any such proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. Mortgagor hereby assigns and transfers to Mortgagee all Awards up to the amount of the Indebtedness and the claims, rights and proceedings in connection therewith. Mortgagor agrees to execute such further assignments of all Awards and claims, rights and proceedings in connection therewith as Mortgagee may request. Mortgagee shall not be held responsible for any failure to collect any amount in connection with any such proceeding regardless of the cause of failure.

     7.9 PERFORMANCE OF AGREEMENTS. Mortgagor will duly and punctually perform all covenants and agreements under any agreements to which it is respectively a party with respect to the Mortgaged Property or any part thereof, including, but not limited to the Credit Agreement and the Environmental Indemnity Agreement.

    7.10 INSPECTION. Upon the Mortgagee's request, Mortgagor shall permit Mortgagee or any Lender, and any of their officers, employees or agents, to visit, during normal business hours, for inspection and review, the Mortgaged Property and will make available and furnish to Mortgagee and any Lender the Mortgagor's books and records and such financial information concerning the Mortgaged Property as reasonably requested by Mortgagee or any Lender.

    7.11 HOLD HARMLESS. In addition to the agreements of Mortgagor under the Credit Agreement and the Environmental Indemnity Agreement, Mortgagor hereby indemnifies and will defend and hold Mortgagee and the Lenders harmless from and against any and all proceedings, claims, actions, causes of action, suits, proceedings, investigations, losses, costs, liabilities, damages, punitive damages, penalties and expenses, including reasonable attorneys' and paralegals' fees and disbursements arising out of, affecting or relating to the Mortgaged Property, or the value of the Notes or the Loan Documents.

    7.12 DEPOSITS FOR IMPOSITIONS. Upon the demand of Mortgagee, and in addition to the payments of principal and interest payable under the terms of the Notes, Mortgagor shall pay to Mortgagee each month, until all the Indebtedness secured hereby is fully paid, an amount equal to one-twelfth (1/12) of Mortgagee's estimate of the next annual Impositions. Mortgagor shall also pay to Mortgagee such additional amounts, to be determined by Mortgagee from time to time, as will provide a sufficient fund at least thirty (30) days' prior to the due dates of the next installment of such Impositions for payment of such Imposition. Amounts held hereunder by Mortgagee shall not bear interest and may be commingled with Mortgagee's other funds. Provided that no event has occurred which with the passage of time or the giving of notice or both would constitute an Event of Default hereunder, amounts held by Mortgagee pursuant to this paragraph 7.12 shall be made available to Mortgagor in sufficient time to allow Mortgagor to satisfy Mortgagor's obligations under the Loan Documents to pay Impositions. Upon an Event of Default under this Mortgage, Mortgagee may, at its option, without being required so to do, apply any deposits on hand to any of the Indebtedness, in such order and manner as Mortgagee may elect. All deposits are hereby pledged as additional security for payment of the Indebtedness and performance of the Obligations, and shall be held by Mortgagee irrevocably to be applied for the purposes for which made as herein provided and shall not be subject to the direction or control of Mortgagor. If Mortgagee elects, Mortgagor shall provide, at its expense, a tax service contract for the term of this Mortgage, issued by a tax reporting agency approved by Mortgagee. If Mortgagee does not so elect, Mortgagor shall reimburse Mortgagee for the cost of making annual tax searches throughout the term of this Mortgage.

    7.13 LIEN STATUS. Mortgagor shall protect the lien and security interest of this Mortgage and the Loan Documents and shall not place, or permit to be placed, or otherwise mortgage, pledge, hypothecate or encumber the Mortgaged Property with any other lien, attachment, levy, or security interest of any nature whatsoever (whether mechanics, judgment, delinquent tax, statutory, contractual or other) regardless of whether the same is allegedly or expressly subordinate and inferior to the liens and security interest created by this Mortgage and the Loan Documents, except for the Permitted Exceptions, and if any such lien or security interest is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its own cost and expense, pay the underlying claim in full, or appear in and defend any action or claim, or take such other action so as to cause the same to be released within thirty (30) days of when asserted, made or filed.

    7.14 RESTRICTIONS ON TRANSFER AND FINANCING. It shall be an immediate Event of Default and default hereunder if, without the prior written consent of the Mortgagee, any of the following shall occur, in which event Mortgagee shall be allowed, at its option and in its sole discretion, to accelerate the Indebtedness, and in any event Mortgagee may condition its consent upon such increase in rate of interest payable upon the Indebtedness, change in monthly payments thereon, change in maturity thereof and/or the payment of a fee, all as Mortgagee may in its sole discretion require:

          (a) If the Mortgagor shall create, effect, contract for, commit to or consent to or shall suffer or permit any conveyance, sale (including any installment sale), exchange, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation of the Mortgaged Premises or any part thereof, or legal or equitable interest therein whether any such above conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest, encumbrance or alienation is effected directly, indirectly, voluntarily or involuntarily, by operation of law or otherwise; or

          (b) If there is a transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation of the ownership interests in Mortgagor whether directly, indirectly, voluntarily or involuntarily, by operation of law or otherwise or if Mortgagor is dissolved or otherwise ceases to exist; provided however, that subject to the conditions of and as may be permitted under the Credit Agreement, Mortgagor shall be permitted to (i) consolidate or merge with any Person (as defined in the Credit Agreement); (ii) acquire any stock in, or acquire all or substantially all of the assets or properties of, any Person; and
(iii) create any Subsidiaries;

          (c) If CWI shall suffer or permit the sale, transfer of, or acquisition by any Person of fifty percent (50%) or more of the voting stock of CWI;

This Section 7.14 shall not apply to: (i) liens securing the Indebtedness; or
(ii) the lien of current taxes and assessments not yet due and payable.

          (d) Any consent by Mortgagee permitting a transaction otherwise prohibited hereunder shall not constitute a consent to or waiver of any right, remedy or power of Mortgagee to withhold its consent on a subsequent occasion to a transaction not otherwise permitted by the provisions of this paragraph 7.14.

          (e) Any such sale, transfer, assignment, conveyance, lease, lien, pledge, mortgage, hypothecation or any other encumbrance or alienation or contract or agreement to do any of the foregoing shall be null and void and of no force or effect.

     7.15 EXISTENCE. Mortgagor shall maintain and preserve its corporate existence, good standing, certificates of authority, licenses, permits, franchises, patents, trademarks, trade names, service marks, copyrights, leases and all other contracts and rights necessary or desirable to continue its operations and business on a profitable basis and will generally continue the same line of business as that being presently conducted.

    7.16 USE RESTRICTIONS. Mortgagor shall not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which would: (a) be dangerous unless safeguarded as required by law; or (b) make void, voidable or cancelable, or increase the premium of, any insurance then in force with respect thereto.

    7.17 REPLACEMENT OF FIXTURES AND PERSONALTY. Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty to be removed at any time from the Real Estate.


                                   ARTICLE 8

                               EVENTS OF DEFAULT

     The term "Event of Default" shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following, without notice to Mortgagor and without any grace period unless otherwise expressly set forth herein or in the Loan Documents.

     8.1 PAYMENT OF INDEBTEDNESS. If Mortgagor and the other Borrowers shall fail: (i) to make any payment of principal on any Loan or Note or reimbursement of any draw under a Letter of Credit when due by acceleration or otherwise, or
(ii) to make any payment of interest on any Loan or Note or any payment of any fee due under the Credit Agreement within three (3) days after such payment obligation is due.

     8.2 FAILURE TO OBTAIN MORTGAGEE'S CONSENT TO TRANSFER OR FINANCING. If Mortgagor shall make any unpermitted transfer or financing in violation of Paragraph 7.14 above.

     8.3 PERFORMANCE OF OBLIGATION. If there is an Event of Default under the Credit Agreement, the Environmental Indemnity Agreement or any of the other Loan Documents, or if Mortgager and/or the other Borrowers shall default in the due observance or performance of any of the Obligations (other than a breach which would constitute an Event of Default under Sections 8.1, 8.2 or the preceding clause of Section 8.3 in this Article 8 or for which another cure period is expressly provided) and such default is not cured within thirty (30) days after notice from Mortgagee thereof.

     8.4 LAWS AFFECTING OBLIGATIONS AND INDEBTEDNESS. If subsequent to the date of this Mortgage, any law is passed (a) which renders payment of the Indebtedness and/or performance of the Obligations by Mortgagor and the other Borrowers unlawful or (b) which prohibits Mortgagee from exercising any of its rights and remedies under the Loan Documents.

     8.5 FORECLOSURE OF OTHER LIENS. If the holder of a junior or senior mortgage or other lien on the Mortgaged Property (without hereby implying Mortgagee's consent to any such junior or senior mortgage or other lien) declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

     8.6 DAMAGE OR DESTRUCTION. If the Mortgaged Property or any material part thereof is demolished, destroyed or damaged by any cause whatsoever and the loss is not adequately covered by insurance actually collected and Mortgagor fails to deposit with Mortgagee the deficiency upon written request.

     8.7 TAX ON INDEBTEDNESS OR MORTGAGE. If any law is passed: (a) which would impose upon Mortgagee the obligation to pay the whole or any part of the Impositions; or (b) which would change in any way the laws relating to the taxation of mortgages, deeds of trust or debts so as to affect this Mortgage or the Indebtedness; provided, however, that if in the opinion of Mortgagee's counsel it shall be lawful for Mortgagor to pay such Impositions or to reimburse Mortgagee thereof, then no Event of Default shall be deemed to have occurred if a mutually satisfactory reimbursement agreement is executed by Mortgagor and delivered to Mortgagee and such Impositions or reimbursements are thereafter paid by Mortgagor.

     8.8 LEVY OR ATTACHMENT. If any writ, attachment, levy, citation, lien or distress warrant shall be issued against the Mortgaged Property or any part thereof or interest therein.

     8.9 FAILURE TO OBTAIN OR MAINTAIN PERMITS AND LICENSES. The failure of Mortgagor to obtain or maintain any permits or licenses which are necessary and required for the ownership, use and operation of the Mortgaged Property, or the cancellation or any attempted assignment thereof, without the prior written consent of Mortgagee.


                                   ARTICLE 9

                            DEFAULT AND FORECLOSURE

     9.1 REMEDIES. If an Event of Default shall occur, Mortgagee may, at its option, exercise one or more or all of the following remedies either successively or concurrently.

          (a) ACCELERATION. Declare the unpaid portion of the Indebtedness to be immediately due and payable, with interest thereon accruing at the Default Rate, without further notice or demand (each of which hereby is expressly waived by Mortgagor and the other Borrowers), whereupon the same shall become immediately due and payable.

          (b) RECEIVER. Apply at any time to a court having jurisdiction for the appointment of a receiver of the Mortgaged Property, and of the Rents and Leases; and such appointment shall be made by the court as a matter of strict right to Mortgagee and without reference to the adequacy or inadequacy of the security or value of the Mortgaged Property, or to the solvency or insolvency of Mortgagor, and Mortgagor does hereby irrevocably consent to such appointment. The Rents shall be applied by the receiver to the payment of the Indebtedness, as provided in paragraph 9.5 below, or as otherwise ordered by the court.

          (c) ENTRY ON MORTGAGED PROPERTY. Enter upon the Mortgaged Property as is permitted by law, without force or with such force as is permitted by law, and without notice or process or with such notice or process as is required by law, unless such notice or process is waivable, in which case Mortgagor hereby waives such notice and process, and take exclusive possession thereof and of all books, records and accounts relating thereto.

          (d) FULL OR PARTIAL JUDICIAL FORECLOSURE. Pursuant to the procedures provided by applicable law, institute and prosecute foreclosure proceedings with respect to the Mortgaged Property; or, if Mortgagee so elects, institute foreclosure procedures only with respect to a portion of the Indebtedness or to a portion of the Mortgaged Property (such partial proceedings being hereinafter referred to as a partial foreclosure). Mortgagor agrees that a sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the remainder of the secured Indebtedness, but as to such remainder this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this paragraph. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Mortgagee may elect, at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the entire secured Indebtedness by reason of any Event of Default upon which such partial foreclosure was predicated or by reason of any other Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any remainder of the secured Indebtedness, it being the purpose hereof to provide for a partial foreclosure sale of the secured Indebtedness without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to any such partial foreclosure for any other part of the secured Indebtedness whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

          (e) OTHER. Exercise any other remedy specifically granted under the Loan Documents, or now or hereafter existing at law or in equity, by virtue of statute or otherwise.

     9.2 RIGHT AND AUTHORITY OF RECEIVER OR MORTGAGEE IN THE EVENT OF DEFAULTS, POWER OF ATTORNEY. Upon the occurrence of an Event of Default hereunder and entry upon the Mortgaged Property pursuant to paragraph 9(c) above, or appointment of a receiver pursuant to paragraph 9(b) above, and under such terms and conditions as may be deemed prudent and reasonable, in Mortgagee's or the receiver's opinion under the circumstances, all at Mortgagor's expense, Mortgagee or said receiver, as the case may be, may do or permit any one or more of the following, successively or concurrently in accordance with applicable law: (a) enter upon and take possession and control of the Mortgaged Property; (b) take and maintain possession of all documents, books, records, papers and accounts related to the Mortgaged Property; (c) exclude Mortgagor, its agents and employees wholly from the Mortgaged Property; (d) manage and operate the Mortgaged Property;
(e) preserve and maintain the Mortgaged Property; (f) make repairs and alterations to the Mortgaged Property; (g) complete any construction or repair of the improvements on the Mortgaged Property with such changes, additions or modifications to the plans and specifications or intended disposition and use of the improvements under construction on the Mortgaged Property as Mortgagee may deem appropriate or desirable to place the Mortgaged Property in such condition as will, in Mortgagee's sole judgment, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Mortgaged Property, or employ a marketing or leasing agent or agents to do so, directed to the lease or sale of the Mortgaged Property, under such other terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable, to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagor as attorney-in-fact and agent of Mortgagor, or in its own name as Mortgagee or receiver, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Mortgagee or receiver may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents from the Mortgaged Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid rents, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer and actions in distress for rent; (p) compromise or give acquittance for rents, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage;
and/or (r) do any acts which Mortgagee or the receiver in its discretion deems appropriate or desirable to protect the security hereof and/or use such measures, legal or equitable, as it may in its discretion deem appropriate or desirable, to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any lessee or other third-party who has heretofore dealt or may hereafter deal with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any lease or other agreement to Mortgagee without proof of the default relied upon. Any such lessee or third-party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents or other sums which may be or thereafter become due under its lease or other agreement, or for the performance of any undertakings under any such lease or other agreement, and shall have no right or duty to inquire as to whether any Event of Default under this Mortgage or any of the other Loan Documents has actually occurred or is then existing, and Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney in fact and agent, with full power of substitution in the Mortgaged Property, in Mortgagor's name and stead, to do or permit any or more of the foregoing described rights, remedies, powers and authorities, successively and concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable.

     9.3 REMEDIES CUMULATIVE AND CONCURRENT. The rights and remedies of Mortgagee as provided herein and in the Loan Documents shall be cumulative and concurrent and may be pursued separately, successively or together against Mortgagor or against other obligors or against the Mortgaged Property, or any one or more of them, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     9.4 WAIVER OF REDEMPTION, NOTICE, MARSHALLING, ETC. To the extent permitted by law, Mortgagor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or under any sale pursuant to any statute, order, decree or judgment of any court, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property or any portion thereof. Mortgagor further agrees, to the extent permitted by law, that if a default occurs hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any homestead exemption, appraisement, valuation, stay, extension, moratorium or other laws now or hereafter in force in order to prevent or hinder enforcement or foreclosure of this Mortgage, or absolute sale of the property hereby conveyed, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives and releases to the full extent that it may lawfully so do the benefit of such laws and any and all rights to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof.

     9.5 APPLICATION OF PROCEEDS. The proceeds of any sale or all or any portion of the Mortgaged Property and the amounts generated by any holding, leasing, operation or other use of the Mortgaged Property shall be applied by Mortgagee in the order set forth in Section 10.G of the Credit Agreement.

     9.6 NO CONDITIONS PRECEDENT TO EXERCISE OF REMEDIES: Mortgagor shall not be relieved of any Obligation by reason of: (a) the failure of Mortgagee to comply with any request of Mortgagor to foreclose the lien of this Mortgage or to enforce any provision of the other Loan Documents; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof, or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Mortgagor and in such event Mortgagor shall continue to be obligated to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all of the Obligations.

     9.7 INDEMNITY. Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability of Mortgagor, and Mortgagor shall and does hereby agree to protect, indemnify, defend and hold Mortgagee harmless of and from any and all liability, loss, cost, expense or damage which it may or might incur in the exercise of its rights, remedies, powers and authority hereunder, and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations, undertakings or liabilities. Should Mortgagee incur any such liability, loss, cost or damage of or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, with interest accruing at the Default Rate.

     9.8 DISCONTINUANCE OF PROCEEDINGS. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the same had never been invoked.


                                   ARTICLE 10

                                  MISCELLANEOUS

    10.1 REVOLVING LINE OF CREDIT ADVANCES. The Notes evidence "revolving credit" obligations from Mortgagor and other Borrowers to the respective Lenders under the Credit Agreement. The total amount of the indebtedness evidenced by the Notes may decrease or increase from time to time as borrowings are made, repaid and reborrowed thereunder, and the Lenders may hereafter, at their option, or shall, as required and obligated under the Credit Agreement or the Notes, make further advances thereunder to Mortgagor and the other Borrowers or on behalf of Mortgagor and the other Borrowers, but the maximum aggregate principal amount outstanding of such advances secured at any one time shall never exceed Forty-Five Million and 00/100 Dollars ($45,000,000.00), exclusive of interest, or other disbursements permitted Mortgagee for maintenance of its security.

    10.2 LETTERS OF CREDIT. Subject to the terms and conditions of the Credit Agreement, the Commitment may be availed of by Mortgagor and the other Borrowers in the form of Letters of Credit. The Lenders may hereafter, at their option, or shall, as required and obligated under the Credit Agreement, issue Letters of Credit to Mortgagor and the other Borrowers or on behalf of Mortgagor and the other Borrowers, but the maximum aggregate principal amount outstanding of all advances under the Notes and amounts issued under the Letters of Credit which are secured at any one time shall never exceed Forty-Five Million and 00/100 Dollars ($45,000,000.00), exclusive of interest, or other disbursements permitted Mortgagee for maintenance of its security.

    10.3 FUTURE ADVANCES. This Mortgage is given to secure payment of the Indebtedness in accordance with the Notes, and reimbursement of the Letters of Credit regardless of whether the entire amount of any loan proceeds or any Letters of Credit shall have been advanced or issued to Mortgagor and the other Borrowers on the date hereof, or at a later date, and to secure the payment and performance of all other Obligations under the Loan Documents, and any other amount or amounts that may be added to the Indebtedness under the terms of the Loan Documents or this Mortgage. The parties intend that the lien of this Mortgage shall secure sums advanced and readvanced in accordance with the Notes or amounts issued under Letters of Credit after the date of recording this Mortgage and pursuant to and in accordance with the terms and provisions of the Credit Agreement to the same extent and with the same priority as if such advances and Letters of Credit were made or issued on the date of recordation of this Mortgage, even though there may be no principal amount outstanding on the Notes or no drawings under any Letters of Credit at the time any such advances are made or such Letters of Credit are issued.

    10.4 OBLIGATORY ADVANCES. It is specifically understood and agreed that all funds which are advanced by Mortgagee or the Lenders and employed in the performance of the obligations of Mortgagor and the other Borrowers under this Mortgage or the Loan Documents in the exercise of Mortgagee's judgment are necessary to protect Mortgagee's security and shall, because of economic necessity and compulsion, be deemed advanced by Mortgagee or the Lenders under an obligation to do so regardless of the identity of the person or persons to whom such funds are furnished and shall be added to the Indebtedness and shall be equally secured by this Mortgage and shall have the same priority as all amounts, if any, advanced as of the date of recordation of this Mortgage.

    10.5 FURTHER ASSURANCES. Mortgagor, upon the reasonable request of Mortgagee, will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary to carry out more effectively the purpose of the Loan Documents.

    10.6 RECORDING AND FILING. Mortgagor will cause the appropriate Loan Documents and all supplements thereto at all times to be recorded and filed in such manner and in such places as Mortgagee shall request, and will pay any recording and filing taxes, fees and other charges.

     10.7 NOTICE. Any notices, requests or consents required or permitted by this Mortgage shall be (i) in writing, and (ii) delivered in person, telexed, telecopied or sent by certified or registered mail, postage prepaid, return receipt requested, or by overnight mail or express delivery service to the addresses of the parties hereto set forth in Article 2, unless such address, telex number or telecopier number is changed by written notice hereunder. Each such notice, request, consent or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Article 2 hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified in Article 2 hereof and the answerback is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in Article 2 hereof.

    10.8 MORTGAGEE'S RIGHT TO PERFORM THE OBLIGATIONS. If Mortgagor fails to make any payment or perform any act required by the Loan Documents or the Legal Requirements, Mortgagee, without any obligation so to do and without waiving any other right, remedy or recourse, may make such payment or perform such act at the expense of Mortgagor. All sums so paid by Mortgagee and all costs incurred in connection therewith, together with interest thereon at the Default Rate from the date of payment, shall constitute part of the Indebtedness secured by this Mortgage and the Loan Documents and shall be paid by Mortgagor to Mortgagee on demand or shall be included in any judgment of foreclosure.

    10.9 MODIFICATION. The Loan Documents and the terms of each of them may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by the parties to the Loan Document being so modified, including Mortgagee, even if Mortgagee has not executed such Loan Document. If the payment of the Indebtedness, or any part thereof, be extended or varied, or if any part of the security or guaranties therefor be released, all persons now or at any time hereafter liable therefor, or interested in the Mortgaged Property, shall be held to assent to such extension, variation or release, and their liability, and the lien, and all provisions hereof, shall continue in full force and effect; the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding any such extension, variation or release. Any person, firm or corporation taking a junior mortgage, or other lien upon the Mortgaged Property or any part thereof or any interest therein, shall take the said lien subject to the rights of Mortgagee and/or the Lenders to amend (including, without limitation, changing the rate of interest or manner of computation thereof), modify, extend or release the Notes, this Mortgage, or any other document or instrument evidencing, securing or guarantying the Indebtedness, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien.

    10.10 NO WAIVER. All options and rights of election herein provided for the benefit of Mortgagee are continuing, and the failure to exercise any such option or right of election upon a particular default or breach or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option or election at any later date. No exercise of the rights and powers herein granted and no delay or omissions in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

    10.11 MORTGAGEE'S COST AND EXPENSES. Mortgagor further expressly covenants and agrees to pay Mortgagee all costs and expenses of every kind paid or incurred by Mortgagee or the Lenders in any way in connection with the Notes, this Mortgage or other Loan Documents or any modifications, restatements or amendments thereof, and the protection of the Mortgaged Property or the maintenance of the lien of this Mortgage, and the security interests under the other Loan Documents or otherwise in connection with the determination and exercise by Mortgagee or the Lenders of any of their rights or remedies under the Loan Documents or any modifications, restatements or amendments thereof, upon the occurrence of any event which, with the passage of time or the giving of notice or both, could constitute a default or an Event of Default hereunder, including any and all expenditures for documentary evidence, title examination or title insurance, minutes of foreclosure, or any abstract or opinion of title to the Mortgaged Property, or for any appraisal, environmental audit, accounting or engineering, and all similar fees, costs, charge and expenses, and including all reasonable attorneys fees and stenographer's fees, paid or incurred by Mortgagee or the Lenders in any suit or legal proceeding, or in preparation or in anticipation of declaring a default or event of default, or in preparation or in anticipation of such suit or proceeding, regardless of whether such suit or proceeding is actually instituted, including, without limitation, any bankruptcy or insolvency proceeding, probate proceeding, or other proceeding in which Mortgagee or the Lenders may in their discretion intervene in order to protect its security or appeal from any of the foregoing, or otherwise paid or incurred by Mortgagee or the Lenders in obtaining legal advice regarding their rights and remedies under the Loan Documents or any modifications, restatements or amendments thereof, or in determining whether to declare a default or Event of Default hereunder. All such fees, costs, charges and expenses shall constitute so much additional indebtedness evidenced by the Notes and secured by this Mortgage, regardless of whether the same may cause the Indebtedness secured hereby to exceed the face amount of the Notes, and shall be immediately due and payable when incurred, with interest accruing thereon at the Default Rate, and shall be allowed in any decree of foreclosure hereof. No proceeding to foreclose this Mortgage, whether a decree of foreclosure shall have been entered therein or not, shall be dismissed, nor shall a release of this Mortgage be given until all such expenses, charges and costs of Mortgagee shall have been paid in full.

    10.12 USURY. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee to at all times comply with applicable law now or hereafter governing the interest payable on the Notes or the Loans secured hereby. If the applicable law is ever revised, repealed, or judicially interpreted so as to render usurious any amount called for under the Notes (or under any other instrument evidencing or relating to any of the Indebtedness), or contracted for, charged, taken, reserved or received with respect to the Loans secured hereby, or if Mortgagee's acceleration of the Notes or any prepayment by Mortgagor results in Mortgagor having paid any interest in excess of that permitted by law, then it is Mortgagor's and Mortgagee's express intent that all excess amounts theretofore collected by Mortgagee or the Lenders be credited on the principal balance of the Notes (or, if the Notes have been paid in full, refunded to Mortgagor), and the provisions of the Notes and this Mortgage and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder.

    10.13 SUCCESSORS AND ASSIGNS; COVENANTS RUNNING WITH THE LAND. The terms, provisions, covenants and conditions hereof and of the Loan Documents shall be binding upon Mortgagor, its successors and assigns, and shall inure to the benefit of Mortgagee, the Lenders and their respective successors, substitutes and assigns, and shall constitute covenants running with the land.

    10.14 CONFLICT OF TERMS. The terms, provisions, covenants and conditions of the Mortgage shall be construed in such a manner as to be consistent with the terms and any other instruments executed in connection with or as security for the Indebtedness and Obligations secured hereby; provided, however, in the event of a conflict between the terms of this Mortgage and the terms of the other Loan Documents, the terms of the Credit Agreement shall control.

    10.15 APPLICABLE LAW. The Credit Agreement, the Notes and the Indebtedness and Obligations evidenced are and shall be governed by and construed in accordance with the laws of the State of Illinois. This Mortgage and the perfection and enforcement of the liens and security interests hereunder (and any financing statement filed in connection herewith) shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, and that interest payable on the Loans and all other advances made by the Mortgagee or the Lenders to Mortgagor shall be governed by Illinois law because such advances shall constitute Indebtedness and Obligations under and shall bear interest in accordance with the terms of the Credit Agreement.

    10.16 NO JOINT VENTURE; NO THIRD PARTY BENEFICIARY. Mortgagor acknowledges and agrees that in no event shall Mortgagee be deemed to be a partner or joint venturer with it. Without limitation of the foregoing, Mortgagee shall not be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or pursuant to any other instrument or document securing any portion of the Indebtedness or otherwise. No other person shall be deemed to have any right or priority under this Mortgage to any extent or for any purpose whatsoever, nor shall any other person have any claim or right of action with respect to the Mortgaged Property or proceeds of the Indebtedness or be deemed a third-party beneficiary under this Mortgage or under the Loan Documents.

    10.17 SEVERABILITY. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable neither the remainder of the instrument in which such provision is contained, nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

    10.18 CONSENT OF MORTGAGEE. Any consent by Mortgagee in any single instance shall not be deemed or construed to be Mortgagee's consent in any like matter arising at a subsequent date, and the failure of Mortgagee to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same, nor shall Mortgagee be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Mortgagee pursuant hereto shall be narrowly construed to be applicable only to Mortgagor and the matter identified in such consent or approval (and no third party shall claim any benefit by reason thereof), and shall not be deemed to constitute Mortgagee a venturer or partner with Mortgagor whatsoever, nor shall privity of contract be presumed to have been established with any such third party. If Mortgagee deems it to be in its best interest to retain the assistance of persons, firms or corporations (including, but not limited to, attorneys, appraisers, engineers and surveyors) with respect to a request for consent or approval, Mortgagor shall reimburse Mortgagee for all costs incurred in connection with the employment of such persons, firms or corporations.

     IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed as of the day and year first above written.


SOUTHERN ILLINOIS REGIONAL LANDFILL, INC., an Illinois corporation


By:___________________________________

Print Name:___________________________

Its: _________________________________




ATTEST:  [SEAL]

By:___________________________________

Print Name:___________________________

Its: _________________________________




In the Presence of:

______________________________________
Witness

PRINT NAME:___________________________

______________________________________
Witness

PRINT NAME:___________________________

                            MORTGAGOR'S ACKNOWLEDGMENT


STATE OF  ____________)
                       )    SS
COUNTY OF ____________)




     I, ______________________________, a Notary Public in and
for said County in the State aforesaid, DO HEREBY CERTIFY that _____________________________ and ___________________________,
the ___________________________ and __________________________
respectively, of _______________________________________, a(n)
_________________corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such officers, appeared before me this day in person and acknowledged that they signed and delivered such instrument as their own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes set forth therein.


     Given under my hand and Notarial Seal this _____ day of ______________, 1995.


                                      __________________________
                                      Notary Public




My Commission Expires:


_________________, 19___

                                   EXHIBIT A

                                 [REVOLVING NOTE]

                                   EXHIBIT B

                               PERMITTED EXCEPTIONS

                                   EXHIBIT C

                                LEGAL DESCRIPTION


P.I.N.


Common Address:

                                    EXHIBIT H

               LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                   FINANCING STATEMENT AND SECURITY AGREEMENT

     THIS LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND SECURITY AGREEMENT ("Mortgage") is made as of this _____________ day of _________________, 1995, by Continental Waste Industries of Illinois, Inc., an Illinois corporation ("Mortgagor"), whose address is as set forth herein, and who is a Subsidiary of Continental Waste Industries, Inc., a Delaware corporation ("CWI"), in favor of LaSalle National Bank, a national banking association, as Agent for itself and various Lenders (together with its successors and assigns, including each and every holder from time to time of the Notes hereinafter defined, the "Mortgagee"), whose address is as set forth herein.

                                   WITNESSETH:

     A. Lenders have agreed to extend loans to CWI and its Subsidiaries (collectively, the "Borrowers"), including Mortgagor, up to the aggregate principal amount of FORTY-FIVE MILLION AND 00/100 DOLLARS ($45,000,000.00) comprised of: (i) revolving loans ("Revolving Loan" or "Loan" and collectively "Revolving Loans" or "Loans") up to the maximum aggregate principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00) ("Commitment"); and (ii) letters of credit not to exceed the lesser of (aa) the unused amount of the Commitment or (bb) Five Million and 00/100 Dollars ($5,000,000.00); all pursuant to the terms of that certain Credit Agreement (together with all amendments, modifications, restatements, replacements, consolidations, substitutions, renewals and extensions thereof the "Credit Agreement") of even date herewith by and between Mortgagee, CWI and its subsidiaries, including Mortgagor.

                                     ARTICLE 1

                            TERMS OF THE INDEBTEDNESS

     1.1 CERTAIN TERMS OF INDEBTEDNESS: The following is a summary of certain terms of the Indebtedness (as hereinafter defined) secured by this Mortgage:

This Mortgage was prepared
by and after recording
mail to:

Mary B. Koberstein                      Legal Description:  SEE
Lord, Bissell & Brook                   Exhibit C attached hereto
115 South LaSalle Street                Common address:________________________
Chicago, IL  60603                      P.I.N.:________________________________

     (a) THE NOTES: The term "Notes" shall collectively refer to the certain Revolving Note or Revolving Notes of even date herewith made by Mortgagor and the other Borrowers and payable to the order of the respective Lenders in the original aggregate principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00) a form of which Revolving Note is attached hereto as EXHIBIT A and the terms of which are hereby incorporated herein by this reference.

     (b) INTEREST RATE AND PAYMENTS: Interest shall accrue and the Indebtedness evidenced by the Notes shall be repaid as provided in the Notes and in the Credit Agreement.

     (c) MATURITY: All of the unpaid principal balance outstanding under the Notes and all unpaid interest thereon shall become due and payable, unless extended or if not sooner paid or if not sooner due by acceleration on __________________, 1998 (hereinafter referred to as the "Maturity Date").

     1.2 DEFINITION OF THE INDEBTEDNESS: The term "Indebtedness" shall mean the principal amount and interest payable thereon, and all the fees, amounts, payments, liabilities and monetary liabilities and obligations due or required to be paid by the Borrowers under the Notes, the Credit Agreement, this Mortgage or the other Loan Documents, and all amendments, modifications, restatements, replacements, consolidations, substitutions, renewals, extensions, and increases thereto, whether heretofore or hereafter existing, and whether primary or secondary, direct or indirect, absolute or contingent.

                                    ARTICLE 2

                                   DEFINITIONS

     2.1 DEFINITIONS: Capitalized terms used herein that are not expressly defined in this Article shall have the meaning defined elsewhere in this Mortgage or in the Credit Agreement. The following terms shall have the following meanings:

     (a) AWARDS: Either or both of: (i) the Mortgagor's right, title and interest in all awards and payments now or hereafter made by any municipal, state or federal agency or authority to Mortgagor, including any awards or payments for any taking of the Mortgaged Property as a result of the exercise of the right of condemnation or eminent domain and, (ii) any and all proceeds and payments now or hereafter made by any insurance company as a result of any casualty or other event in connection with the Mortgaged Property.

     (b) BUILDINGS: Any and all structures and on-site improvements, and any and all additions, alterations, betterments and appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Real Estate (as hereinafter defined).

     (c) CONTRACTS: The Mortgagor's right, title and interest in any and all contracts, documents or agreements pertaining to the ownership, use, occupancy, development, design, construction, financing, operation, management, alteration, repair, marketing, sale, lease or enjoyment of the Mortgaged Property, and all rights, privileges, authority and benefits thereunder (but under no circumstances any liabilities, obligations or responsibilities thereunder).

     (d) DEFAULT RATE: As defined in the Credit Agreement, Default Rate shall mean (i) with respect to any Prime Rate Loan, the sum of three percent (3%) plus the Prime Rate from time to time in effect; (ii) with respect to any LIBOR Loan, the sum of two percent (2%) plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of three percent (3%) plus the Prime Rate from time to time in effect; and (iii) with respect to other monetary Obligations (as defined in the Credit Agreement) for which a Default Rate is not otherwise specified, the sum of three percent (3%) PLUS the Prime Rate from time to time in effect.

     (e)  EVENT OF DEFAULT:  The occurrences defined in Article 9 of this
Mortgage.

     (f) FIXTURES: All fixtures, as defined in and subject to the Uniform Commercial Code, located on the Real Estate including, without limitation, all systems, fittings, structures, equipment, apparatus, fixtures and other improvements and items now or hereafter temporarily or permanently attached to, installed in or used in connection with any of the Buildings or the Real Estate, including, but not limited to, any and all partitions, hardware, motors, engines, boilers, furnaces, pipes, plumbing, conduit, sprinkler systems, fire extinguishing equipment, elevator equipment, telephone and other communications equipment, security equipment, master antennas and cable television equipment, water tanks, heating, ventilating, air conditioning and refrigeration equipment, laundry facilities, and incinerating, gas and electric machinery and equipment.

     (g) GOVERNMENTAL AUTHORITY: Any and all courts, boards, agencies, commissions, offices or other authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) or arbitration authority, whether now or hereafter in existence.

     (h) IMPOSITIONS: All (i) general and special real estate and personal property taxes and other land taxes and assessments, water and sewer rates and charges, and all other governmental charges and any interest or costs or penalties with respect to the Mortgaged Property, (ii) charges for any easement or agreement maintained for the benefit of the Mortgaged Property which at any time prior to or after the execution of the Loan Documents may be assessed, levied or imposed upon the Mortgaged Property or the rent or income received therefrom or any use or occupancy thereof, (iii) other taxes, assessments, fees and governmental charges levied, imposed or assessed upon or against Mortgagor in connection with the Mortgaged Property, and (iv) annual premiums for insurance policies required to be maintained under this Mortgage or the Credit Agreement with respect to the Mortgaged Property.

     (i) LEASES: The Mortgagor's right, title and interest in any and all leases, subleases, sub-subleases, licenses, concessions or grants of other possessory interests (written or oral) now or hereafter in force, covering or affecting the Mortgaged Property, or any part thereof or interest therein, together with all rights, powers, privileges, options and other benefits of Mortgagor thereunder (but under no circumstances any liabilities, obligations or responsibilities thereunder).

     (j) LEGAL REQUIREMENTS: The terms, covenants, conditions and restrictions now or hereafter existing to which Mortgagor may be bound or to which the Mortgaged Property is subject under (i) any and all present and future statutes, laws, rulings, opinions, rules, regulations, codes, permits, certificates, approvals, ordinances, judicial decisions or orders of any Governmental Authority in any way applicable to Mortgagor or the Mortgaged Property, and the ownership, use, occupancy, possession, development, design, construction, financing, operation, maintenance, alteration, repair, marketing, sale, lease or enjoyment thereof, including without limitation, any related to zoning, building, utility service, sewer service, fire safety, land and water use, environmental protection, occupational health and safety or flood hazard; (ii) any and all Leases; (iii) any and all Contracts; (iv) any lease, sublease, option, articles of agreement for deed, installment contract or other contract or agreement pursuant to which Mortgagor is granted any possessory, legal, equitable, beneficial or other interest in the Mortgaged Property; and (v) any and all other easements, covenants, conditions, restrictions, leases or other contracts and agreements (written or oral) of any nature to which Mortgagor may be bound or to which the Mortgaged Property may be subject.

     (k) LOAN DOCUMENTS: This Mortgage, the Notes, the Credit Agreement, the Environmental Indemnity Agreement and each and every one of the other "Loan Documents" as defined in the Credit Agreement, whether now or hereafter existing, and any and all other documents now or hereafter evidencing or securing the payment of the Indebtedness or the observance or performance of the Obligations, and any and all amendments, modifications, restatements, replacements, substitutions, renewals, extensions and increases thereto whether heretofore or hereafter entered into in connection with the Indebtedness.

     (l) MORTGAGED PROPERTY: The Real Estate, Fixtures, Leases, Contracts, Rents, Awards and Personalty together with:

               (i) any and all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances of the Real Estate belonging or in anyway appertaining thereto, and all right, title and interest of Mortgagor in and to any streets, ways, strips or gores of land adjoining the Real Estate or any part thereof; and

              (ii) any and all betterments, additions, appurtenances, substitutions, replacements and after acquired title or interests thereof and all reversions and remainders therein; and

             (iii) any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations.

     (m) MORTGAGEE: The above named Mortgagee and any and all successors, as Agent for the Lenders under the Notes or other Loan Documents.

     (n) MORTGAGEE'S ADDRESS, ETC.;: 120 South LaSalle Street, Chicago, Illinois 60603; Telephone __________________; Telex __________________;
Telecopy __________________.

     (o) MORTGAGOR: The above named Mortgagor and any and all successors, transferees, assignees and subsequent owners of the Mortgaged Property.

     (p) MORTGAGOR'S ADDRESS, ETC.;: Route 1, DeSoto, IL 62924; Telephone __________________; Telex __________________; Telecopy __________________.

     (q) OBLIGATIONS: Any and all of the covenants, conditions, warranties, representations and other obligations (other than the obligation to repay the Indebtedness) of the Borrowers to Mortgagee under or as set forth in the Notes, the Credit Agreement (including but not limited to all obligations to reimburse for draws under any letter of credit), this Mortgage or the other Loan Documents and under the Legal Requirements, whether heretofore or hereafter existing, and whether primary or secondary, direct or indirect, absolute or contingent, and including the enforcement by Mortgagee of its rights and remedies under any or all of the foregoing

(including all costs, expenses and reasonable attorneys' and paralegals' fees and expenses incurred by the Lenders and the Mortgagee).

     (r) PERMITTED EXCEPTIONS: The encumbrances and title exceptions specifically described in EXHIBIT B attached hereto and made a part hereof.

     (s) PERSONALTY: All right, title and interest of Mortgagor in and to all furniture, furnishings, equipment, machinery, of any kind or character as defined in the provisions of the Uniform Commercial Code now or hereafter located upon, within or about the Real Estate and the Buildings, or used or useful in connection therewith, together with all existing or future accessories, replacements and substitutions thereto or therefor and the proceeds therefrom, including, but not limited to: (i) all furniture, furnishings and equipment; (ii) all building materials and equipment intended to be incorporated in the improvements now or hereafter to be constructed on the Real Estate, whether or not yet incorporated in such improvements; (iii) all machinery, apparatus, systems, equipment or articles used in supplying heating, gas, electricity, ventilation, air conditioning, water, light, power, refrigeration, fire protection, elevator service, telephone and other communication service, waste removal and all fire sprinklers, smoke detectors, alarm systems, security systems, electronic monitoring equipment and devices; (iv) all maintenance equipment; (v) all office furniture, equipment and supplies; (vi) all tractors, mowers, sweepers, snow removal equipment and other equipment used in maintenance of interior and exterior portions of the Real Estate or the Buildings; and (vii) all other maintenance supplies and inventories; provided, that the enumeration of any specific articles of personalty set forth above shall in no way exclude or be held to exclude any items of property not specifically enumerated, and that any of the foregoing items that do not constitute personal property but constitute fixtures under applicable law shall be included in the definition of the term "Fixtures" as used herein.

     (t) PRIME RATE: The rate of interest announced or referred to by Mortgagee from time to time as its prime rate for interest rate determinations, with each change in such Prime Rate to take effect on the same day such change is announced by Mortgagee. The use of the term "Prime Rate" is not intended nor does it imply that such rate of interest is a preferred rate of interest or one which is offered by the Mortgagee to its most creditworthy customers.

     (u) REAL ESTATE: The leasehold estate created pursuant to that certain lease dated ____________________, 19__, by and between Larry G. Henderson ("Lessor") and Mortgagor, as lessee (the "Lease") relating to real estate in the County of Randolph, State of Illinois and legally described on EXHIBIT C attached hereto and made a part hereof, (the "Leasehold Estate") a memorandum of which

Lease is recorded with the Recorder of Deeds of Randolph County, Illinois as Document No. __________.

     (v) RENTS: All of the rents, revenues, income, profits, deposits and other benefits payable under the Leases and/or otherwise arising from or out of the Mortgaged Property or out of the ownership, use or enjoyment of all or any portion of the Mortgaged Property or part thereof or interest therein.

                                    ARTICLE 3

                                      GRANT

     3.1 GRANT. To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Mortgagor by these presents hereby GRANTS, ASSIGNS, MORTGAGES and Warrants unto Mortgagee the Mortgaged Property subject to the Permitted Exceptions, free and clear from all rights and benefits under and by virtue of the Homestead Exemption Laws of the State of Illinois (which rights and benefits are hereby expressly released and waived). Mortgagor does hereby bind itself, its successors and assigns to warrant and forever defend fee simple absolute title to the Mortgaged Property unto Mortgagee, and the quiet and peaceful enjoyment and possession thereof, against every person whomsoever claiming the same or any part thereof or interest therein, except for the Permitted Exceptions.

     3.2 CONDITION OF GRANT: The condition of these presents is such that if Mortgagor and the other Borrowers shall pay or cause to be paid the Indebtedness as and when the same shall become due and payable and shall observe, perform and discharge the Obligations in accordance with this Mortgage and the other Loan Documents, then this Mortgage and the other Loan Documents and the estates and rights granted by them shall be released and terminated by Mortgagees.

                                    ARTICLE 4

                         ASSIGNMENT OF LEASES AND RENTS

     4.1 ASSIGNMENT OF LEASES AND RENTS: To further secure the full and timely payment of Indebtedness and the full and timely performance and discharge of the Obligations, Mortgagor hereby sells, assigns and transfers unto Mortgagee all of the Leases, together with the Rents now due and which may hereafter become due under or by virtue of any of the Leases, and all rights and remedies conferred by applicable state law, as such may be amended from time to time, it being the intention hereby to establish an absolute and present transfer and assignment of all such Leases and Rents, and all avails thereunder, to Mortgagee; provided, however, the acceptance by Mortgagee of the foregoing assignment, with all of the rights, powers, privileges and authority so created, shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to constitute Mortgagee a "Mortgagee in Possession," nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any actions thereunder, to expend any money, incur any expenses, or perform or discharge any obligation, duty or liability under the Leases or to assume any obligation or responsibility for any security deposits or other deposits delivered to Mortgagor thereunder. So long as no Event of Default shall exist, Mortgagee shall not demand from any tenants under the Leases any Rents or monies hereby assigned arising from or out of said Leases or from or out of the Mortgaged Property or any part thereof, but shall permit the Mortgagor to collect, but not prior to accrual, all such Rents and enjoy the same; provided that notwithstanding the foregoing, all tenants under the Leases shall comply with any demand for Rents or monies made by Mortgagee without inquiring or investigating as to whether such demand is made in compliance herewith. A demand by Mortgagee to any tenant or purchaser for payment of monies by reason of any Event of Default claimed by Mortgagee shall be sufficient direction to said tenant to make future payments of monies to Mortgagee without the necessity for further consent by, or notice to, Mortgagor.

                                    ARTICLE 5

                               SECURITY AGREEMENT

     5.1  SECURITY INTEREST.


           (a) This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Illinois Uniform Commercial Code (the "UCC") and any other applicable law. To the extent any of the Mortgaged Property consists of personal property under the UCC, whether tangible or intangible in nature, Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Indebtedness and Obligations, a security interest in the Mortgaged Property. Said portion of the Mortgaged Property so subject to the UCC shall be referred to in this paragraph as "Collateral".

           (b) If any Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it might have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC including, without limiting the generality of the foregoing, the right to take possession of the Collateral of any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral.

           (c) If any Event of Default then exists, without notice, demand or legal process of any kind, Mortgagee may take possession of any or all of the Collateral, wherever it might be found and for that purpose, Mortgagee shall have the right, without breaching the peace, to enter upon the premises of Mortgagor where the Collateral is located (or is believed to be located) without any obligation to pay rent to Mortgagor, or any other place or places under the control of Mortgagor where the Collateral is believed to be located and kept, and remove the Collateral therefrom to the premises of Mortgagee or any agent of Mortgagee, for such time as Mortgagee may desire, in order to effectively collect or liquidate the Collateral, and/or Mortgagee may require Mortgagor to assemble the Collateral and make it available to Mortgagee at a place or places to be designated by Mortgagee. If an Event of Default then exists, Mortgagee shall have the right to obtain access to Mortgagor's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Mortgagee deems appropriate which is related to the preservation or disposition of the Collateral or to the collection of the Indebtedness or Obligations.

           (d) Any notice required to be given by Mortgagee of a sale, lease or other disposition or other intended action by Mortgagee with respect to any of the Collateral which is deposited in the United States mails, postage prepaid and duly addressed to Mortgagor at the address specified in Article 2, at least ten (10) Business Days (as defined in the Credit Agreement) prior to such proposed action, shall constitute fair and reasonable notice to Mortgagor of any such action. The net proceeds realized by Mortgagee upon any such sale or other disposition, after deduction for the reasonable expenses of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by Mortgagee or Lenders in connection therewith, shall be applied as provided herein toward satisfaction of the Indebtedness and the Obligations. Mortgagee shall account to Mortgagor for any surplus realized upon any such sale or other disposition, and Mortgagor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Mortgagee's Lien on the Collateral until the Indebtedness and Obligations are fully paid. Mortgagor agrees that Mortgagee has no obligation to preserve rights to the Collateral against any other parties. To the extent Mortgagor has the power, without violating the terms of any agreement existing as of the Closing Date (as defined in the Credit Agreement), to grant such a license, Mortgagee is hereby granted a license or other right to use, without charge, any Mortgagor's labels, patents, production certificates, type certificates, supplemental certificates, copyrights, rights of use of any name, trade secrets, trade names, tradestyles, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising or sale and selling any Collateral.

           (e) In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by Mortgagee after an Event of Default may be for cash, credit or any combination thereof, and Mortgagee may purchase all or any part of the Collateral at public or, if permitted by Law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Indebtedness and Obligations then owing. Any sale of the Collateral may be adjourned from time to time with or without notice. Mortgagee may, in its sole discretion, cause any Collateral to remain on Mortgagor's premises, at Mortgagor's expense, pending sale or other disposition of such Collateral. Mortgagee shall have the right to conduct such sales on a Mortgagor's premises, at Mortgagor's expense, or elsewhere on such occasion or occasions as Mortgagee may see fit.

           (f) Mortgagor shall pay to Mortgagee on demand any and all reasonable expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral.

     5.2 CHARACTERIZATION AS PERSONALTY. The grant of a security interest to Mortgagee in the granting clause of this Mortgage shall not be construed to derogate from or impair the lien or provisions of or the rights of Mortgagee hereunder with respect to any property described herein which is real property or which the parties have agreed to treat as real property. The stated intention of Mortgagor and Mortgagee is that everything used in connection with the production of income from the Real Estate or adapted for use thereon is, and at all times and for all purposes and in all proceedings, both legal and equitable, at Mortgagee's election, regarded as real property, irrespective of whether or not the same is physically attached to the land and/or Improvements.

     5.3 FINANCING STATEMENT. This Mortgage is intended to be a financing statement under the Uniform Commercial Code with respect to all personal property of the Mortgagor pledged herein and all fixtures. The addresses of Mortgagor and Mortgagee are as defined in Section 2.1 of this Mortgage. This Mortgage is to be filed for record in the real estate records of the county where the Real Estate is located. Mortgagor is the record owner of the Real Estate.

     5.4 FURTHER ASSURANCES AND DELIVERIES. If requested by Mortgagee, Mortgagor shall execute and deliver to Mortgagee, in form reasonably satisfactory to Mortgagee, additional security agreements, financing statements and/or other instruments covering all personal property or fixtures of Mortgagor pledged hereunder, whether now existing or hereafter acquired, placed on, or annexed or made appurtenant to the Real Estate, including delivery of any and all instruments (together with endorsements in blank) delivered to Mortgagee, which instruments constitute or constituted proceeds of any personal property pledged herein.

                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

     Mortgagor hereby represents and warrants to Mortgagee as of the date hereof and as of all dates hereafter that:

     6.1 ORGANIZATION, AUTHORITY. Mortgagor: (a) is duly organized, validly existing and in good standing under the laws of the State of Illinois; and (b) is qualified to do business in every jurisdiction in which the nature of its business or properties makes such qualification necessary and the failure to so qualify would have a Materially Adverse Effect on the business or financial affairs of Mortgagor.

     6.2 PERMITS AND APPROVALS. All permits, certificates, approvals and licenses required for or in connection with the ownership, use, occupancy or enjoyment of the Mortgaged Property have been duly and validly issued and are and shall at all times hereafter be in full force and effect.

     6.3 ACCESS. All streets and highways necessary for access to and full use, occupancy and operation of the Mortgaged Property have been completed and are open and available to the Mortgaged Property without further condition or cost to Mortgagor.

     6.4 NO VIOLATION OF LEGAL REQUIREMENTS. Except as otherwise represented or provided in the Environmental Indemnity Agreement, neither the contemplated use, occupancy or operation of the Mortgaged Property violates or will then violate any Legal Requirements to which the Mortgagor may be bound or to which the Mortgaged Property may be subject. Mortgagor shall promptly notify Mortgagee, in writing, of its receipt of any notice of a violation of any Legal Requirements. Mortgagor hereby agrees to indemnify and hold Mortgagee harmless from all loss, cost, damage, claim and expense incurred by Mortgagee on account of Mortgagor's failure to perform the obligations of this subparagraph.

     6.5 ILLINOIS RESPONSIBLE PROPERTY TRANSFER ACT. With respect to the Illinois Responsible Property Transfer Act, 765 ILCS 90/1 ET SEQ. ("IRPTA"):
(1) no disclosure document is required by IRPTA; (2) there are no underground storage tanks located on the Mortgaged Property; and (3) the Mortgaged Property does not contain any facilities which are subject to reporting under Section 312 of the

Federal Emergency Planning and Community Right to Know Act of 1986, and the federal regulations promulgated thereunder.

     6.6  LEASE.  The Lease is in full force and effect and unmodified.

     6.7 RENTS. All rents (including additional rents and other charges) reserved in the Lease have been paid to the extent they were payable prior to the date hereof.

     6.8 DEFAULTS. There is no uncured default under the Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the lessee to be observed and performed. Further, no state of facts exists which, with the lapse of time or giving of notice or both would constitute a default under the Lease.

     6.9 INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Mortgagor hereby makes each and every representation and warranty contained in the Credit Agreement and the Environmental Indemnity Agreement, which are incorporated herein by this reference as if set forth herein in full.

                                    ARTICLE 7

                                    COVENANTS

     Until the entire Indebtedness shall have been paid and the Obligations performed in full, Mortgagor hereby unconditionally covenants and agrees as follows:

     7.1 PAYMENT AND PERFORMANCE. Mortgagor shall pay the Indebtedness, as and when all or any payment thereunder is due and shall perform or cause to be performed all of the Obligations in full on or before the dates the Obligations or any part thereof are required to be performed, and shall commit or suffer no act or event which (upon notice or the passage of time, or both) would constitute a default or Event of Default under the Loan Documents or the Legal Requirements.

     7.2 COMPLIANCE WITH LAWS. Mortgagor will promptly and faithfully comply in all material respects with all present and future laws, ordinances, rules, regulations and requirements, and all other Legal Requirements, including, without limitation, applicable zoning, building, land use, occupational health and safety, hazardous waste and substances, and environmental requirements, of every Governmental Authority and of every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, which may be applicable to it or to the Mortgaged Property, or any part thereof, or to the use, occupancy, possession, operation, maintenance, alteration or repair of the Mortgaged Property, or any part thereof or interest therein.

Mortgagor shall immediately notify Mortgagee, orally and in writing, of its receipt of any notice of a violation in any material respect of any Legal Requirements. Mortgagor shall pay to Mortgagee, upon demand, all losses, costs, damages, claims and expenses incurred by Mortgagee on account of Mortgagor's failure to perform the obligations of this paragraph.

     7.3  PAYMENT OF IMPOSITIONS.

          (a) Mortgagor will duly pay and discharge, or cause to be paid and discharged, the Impositions, such Impositions or installments thereof to be paid not later than the day any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof. Mortgagor shall, upon Mortgagee's request, furnish proof to Mortgagee within fifteen (15) days after such request that such Impositions have been paid.

          (b) Mortgagee may at its option, should Mortgagor fail to pay any Impositions levied or assessed on or against the Real Estate before they become delinquent, pay the full amount of any such tax bill, including any applicable interest or penalties, and all such monies so advanced shall be additional Indebtedness of Mortgagor to Mortgagee secured by the lien of this Mortgage and shall bear interest at the Default Rate and be payable on demand.

     7.4 MAINTENANCE AND REPAIR. Mortgagor shall (i) constantly maintain the Mortgaged Property in good condition and make all repairs and replacements thereof and additions and improvements thereto as are necessary or appropriate under sound management practices; and (ii) prevent any act or thing which might impair or diminish the value or usefulness of the Mortgaged Property, or the Improvements with respect thereto.

     7.5 INSURANCE. Mortgagor shall procure for, deliver to and maintain for the benefit of Mortgagee during the term of this Mortgage, all such insurance as required by Mortgagee, including, but not limited to, casualty insurance against loss or damage by fire, lightning and other hazards and casualties as are now included in so-called "extended coverage" policies in amounts not less than the full insurable replacement value of all Buildings and other Fixtures and equipment from time to time on the Mortgaged Property, and comprehensive public liability insurance in an amount satisfactory to Mortgagee. All insurance policies shall be in form, companies and amounts satisfactory to Mortgagee. All insurance policies shall (i) include, when available, non-contributing Mortgagee endorsements in favor of and with loss payable to Mortgagee, (ii) name Mortgagee and Lenders as additional insureds with respect to liability insurance, (iii) include standard waiver of subrogation endorsements, (iv) provide that the coverage shall not be terminated or materially modified without thirty (30) days' advance written notice to Mortgagee and (v) provide that no claims shall be paid thereunder without ten (10) days' advance written notice to Mortgagee. Mortgagor will deliver all insurance policies premium prepaid, to Mortgagee and, will deliver renewal or replacement policies at least thirty (30) days prior to the date of expiration of any policy. The requirements of the preceding sentence shall apply to any separate policies of insurance taken out by Mortgagor concurrent in form or contributing in the event of loss with the insurance policies. If Mortgagor fails to provide such insurance, or if any policy is canceled, reduced, or not renewed, Mortgagee may, but shall not be obligated, to obtain such insurance, and the cost thereof shall be additional Indebtedness of Mortgagor to Mortgagee secured hereby bearing interest at the Default Rate. Mortgagor will promptly upon demand pay directly to or reimburse Mortgagee for all premiums and other costs incurred in procuring such insurance. In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Mortgaged Property, and all proceeds payable thereunder, shall thereupon vest in the purchaser at such foreclosure or in Mortgagee in the event of such transfer.

     7.6 ADJUSTMENT OF LOSSES WITH INSURER. Mortgagor hereby assigns to Mortgagee all proceeds from any insurance policies pertaining to the Mortgaged Property, and in the event of a casualty loss in excess of $50,000 Mortgagee is hereby authorized and empowered, at its option, to make or file proofs of loss or damage and to adjust or compromise any loss, and to collect and receive the proceeds from any such policies; provided, however, Mortgagee shall not be held responsible for any failure to collect any insurance proceeds regardless of the cause of failure.

     7.7 APPLICATION OF INSURANCE PROCEEDS. In the event of any insured loss, Mortgagor shall give prompt written and oral notice thereof to Mortgagee and to the insurer. In the event of a casualty loss exceeding $50,000, Mortgagee may require that the payment for such loss be paid directly to Mortgagee only and not jointly to Mortgagor and Mortgagee. Mortgagee may, at its option, if the proceeds for any loss exceed $50,000, apply the proceeds to the reduction of the Indebtedness or may if Mortgagee requests within twenty (20) days of the casualty, release the same to Mortgagor to be applied to the restoration or repair of the Mortgaged Property in accordance with Mortgagee's customary construction disbursement procedures. If the proceeds for any loss are equal to or less than $50,000, and provided that no Event of Default exists, Mortgagee shall release the same to Mortgagor to be applied to the restoration or repair of the Mortgaged Property. If the proceeds are released to be applied to the restoration or repair of the Mortgaged Property, Mortgagor shall expeditiously proceed to repair or restore the Mortgaged Property. In the event of an Event of Default, Mortgagee shall have the right and option to declare the entire balance of the Indebtedness remaining unpaid to be immediately due and payable and shall have the right, at its option, to apply the whole or any part of such insurance proceeds toward the payment of any of the Indebtedness, in such order and manner as Mortgagee may elect.

     7.8 CONDEMNATION PROCEEDS. To the extent permitted under the Lease, all Awards shall be paid to Mortgagee and, after deducting from said Awards all of its expenses in the collection and administration of said sums, Mortgagee shall have the right, at its option, if the proceeds of the Awards exceed $50,000, to apply the net proceeds in payment of the Indebtedness (whether then matured or to mature in the future), either in whole or in part (in such order as Mortgagee shall deem proper), or to require the Mortgaged Property so affected by such condemnation to be repaired or restored by the use of such proceeds. If the proceeds of any Awards are equal to or less than $50,000, and provided that no Event of Default exists, Mortgagee shall release the same to Mortgagor to be applied to the restoration or repair of the Mortgaged Property. Mortgagor agrees that if the proceeds are released to be applied toward restoration, Mortgagor shall expeditiously proceed to so repair or restore the Mortgaged Property. If Mortgagee does elect to apply such proceeds in payment or reduction of the Indebtedness secured hereby, whether due or not, and if the same are insufficient to pay such amount in full, Mortgagee shall have the right and option to declare the entire balance of the Indebtedness remaining unpaid to be immediately due and payable. Mortgagee shall be entitled to all Awards, and is hereby authorized, at its option, to commence, appear in and prosecute, in its own name or in Mortgagor's name, any such proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. Mortgagor hereby assigns and transfers to Mortgagee all Awards up to the amount of the Indebtedness and the claims, rights and proceedings in connection therewith. Mortgagor agrees to execute such further assignments of all Awards and claims, rights and proceedings in connection therewith as Mortgagee may request. Mortgagee shall not be held responsible for any failure to collect any amount in connection with any such proceeding regardless of the cause of failure.

     7.9 PERFORMANCE OF AGREEMENTS. Mortgagor will duly and punctually perform all covenants and agreements under any agreements to which it is respectively a party with respect to the Mortgaged Property or any part thereof, including, but not limited to the Credit Agreement and the Environmental Indemnity Agreement.

     7.10 INSPECTION. Upon the Mortgagee's request, Mortgagor shall permit Mortgagee or any Lender, and any of their officers, employees or agents, to visit, during normal business hours, for inspection and review, the Mortgaged Property and will make available and furnish to Mortgagee and any Lender the Mortgagor's books and records and such financial information concerning the

Mortgaged Property as reasonably requested by Mortgagee or any Lender.

     7.11 HOLD HARMLESS. In addition to the agreements of Mortgagor under the Credit Agreement and the Environmental Indemnity Agreement, Mortgagor hereby indemnifies and will defend and hold Mortgagee and the Lenders harmless from and against any and all proceedings, claims, actions, causes of action, suits, proceedings, investigations, losses, costs, liabilities, damages, punitive damages, penalties and expenses, including reasonable attorneys' and paralegals' fees and disbursements arising out of, affecting or relating to the Mortgaged Property, or the value of the Notes or the Loan Documents.

     7.12 DEPOSITS FOR IMPOSITIONS. Upon the demand of Mortgagee, and in addition to the payments of principal and interest payable under the terms of the Notes, Mortgagor shall pay to Mortgagee each month, until all the Indebtedness secured hereby is fully paid, an amount equal to one-twelfth (1/12) of Mortgagee's estimate of the next annual Impositions. Mortgagor shall also pay to Mortgagee such additional amounts, to be determined by Mortgagee from time to time, as will provide a sufficient fund at least thirty (30) days' prior to the due dates of the next installment of such Impositions for payment of such Imposition. Amounts held hereunder by Mortgagee shall not bear interest and may be commingled with Mortgagee's other funds. Provided that no event has occurred which with the passage of time or the giving of notice or both would constitute an Event of Default hereunder, amounts held by Mortgagee pursuant to this paragraph 7.12 shall be made available to Mortgagor in sufficient time to allow Mortgagor to satisfy Mortgagor's obligations under the Loan Documents to pay Impositions. Upon an Event of Default under this Mortgage, Mortgagee may, at its option, without being required so to do, apply any deposits on hand to any of the Indebtedness, in such order and manner as Mortgagee may elect. All deposits are hereby pledged as additional security for payment of the Indebtedness and performance of the Obligations, and shall be held by Mortgagee irrevocably to be applied for the purposes for which made as herein provided and shall not be subject to the direction or control of Mortgagor. If Mortgagee elects, Mortgagor shall provide, at its expense, a tax service contract for the term of this Mortgage, issued by a tax reporting agency approved by Mortgagee. If Mortgagee does not so elect, Mortgagor shall reimburse Mortgagee for the cost of making annual tax searches throughout the term of this Mortgage.

     7.13 LIEN STATUS. Mortgagor shall protect the lien and security interest of this Mortgage and the Loan Documents and shall not place, or permit to be placed, or otherwise mortgage, pledge, hypothecate or encumber the Mortgaged Property with any other lien, attachment, levy, or security interest of any nature whatsoever (whether mechanics, judgment, delinquent tax, statutory, contractual or other) regardless of whether the same is allegedly or expressly subordinate and inferior to the liens and security interest created by this Mortgage and the Loan Documents, except for the Permitted Exceptions, and if any such lien or security interest is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its own cost and expense, pay the underlying claim in full, or appear in and defend any action or claim, or take such other action so as to cause the same to be released within thirty (30) days of when asserted, made or filed.

     7.14 RESTRICTIONS ON TRANSFER AND FINANCING. It shall be an immediate Event of Default and default hereunder if, without the prior written consent of the Mortgagee, any of the following shall occur, in which event Mortgagee shall be allowed, at its option and in its sole discretion, to accelerate the Indebtedness, and in any event Mortgagee may condition its consent upon such increase in rate of interest payable upon the Indebtedness, change in monthly payments thereon, change in maturity thereof and/or the payment of a fee, all as Mortgagee may in its sole discretion require:

          (a) If the Mortgagor shall create, effect, contract for, commit to or consent to or shall suffer or permit any conveyance, sale (including any installment sale), exchange, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation of the Mortgaged Premises or any part thereof, or legal or equitable interest therein whether any such above conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest, encumbrance or alienation is effected directly, indirectly, voluntarily or involuntarily, by operation of law or otherwise; or

          (b) If there is a transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation of the ownership interests in Mortgagor whether directly, indirectly, voluntarily or involuntarily, by operation of law or otherwise or if Mortgagor is dissolved or otherwise ceases to exist; provided however, that subject to the conditions of and as may be permitted under the Credit Agreement, Mortgagor shall be permitted to (i) consolidate or merge with any Person (as defined in the Credit Agreement); (ii) acquire any stock in, or acquire all or substantially all of the assets or properties of, any Person; and
(iii) create any Subsidiaries;

          (c) If CWI shall suffer or permit the sale, transfer of, or acquisition by any Person of fifty percent (50%) or more of the voting stock of CWI;

This Section 7.14 shall not apply to:  (i) liens securing the Indebtedness; or
(ii) the lien of current taxes and assessments not yet due and payable.

          (d) Any consent by Mortgagee permitting a transaction otherwise prohibited hereunder shall not constitute a consent to or waiver of any right, remedy or power of Mortgagee to withhold its consent on a subsequent occasion to a transaction not otherwise permitted by the provisions of this paragraph 7.14.

          (e) Any such sale, transfer, assignment, conveyance, lease, lien, pledge, mortgage, hypothecation or any other encumbrance or alienation or contract or agreement to do any of the foregoing shall be null and void and of no force or effect.

     7.15 EXISTENCE. Mortgagor shall maintain and preserve its corporate existence, good standing, certificates of authority, licenses, permits, franchises, patents, trademarks, trade names, service marks, copyrights, leases and all other contracts and rights necessary or desirable to continue its operations and business on a profitable basis and will generally continue the same line of business as that being presently conducted.

     7.16 USE RESTRICTIONS. Mortgagor shall not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which would: (a) be dangerous unless safeguarded as required by law; or (b) make void, voidable or cancelable, or increase the premium of, any insurance then in force with respect thereto.

     7.17 REPLACEMENT OF FIXTURES AND PERSONALTY. Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty to be removed at any time from the Real Estate.

     7.18  COVENANTS RELATING TO THE LEASEHOLD ESTATE.

     (a) Mortgagor agrees to defend the Leasehold Estate created under the Lease for the entire remainder of the term set forth therein, against all and every person or persons lawfully claiming, or who may claim the same or any part thereof, subject to the payment of the rents in the Lease reserved and subject to the performance and observance of all of the terms, covenants, conditions and warranties thereof.

     (b) Mortgagor shall pay or cause to be paid all rents, additional rents, taxes, assessments, water rates, sewer rents, and other charges and impositions payable by the lessee under the Lease for which provision has not been made hereinbefore, when and as often as the same shall become due and payable. Mortgagor will in every case deliver, or cause to be delivered, a proper receipt for any such item so paid and will within ten (10) days after the time when such payment shall be due and payable deliver to the Mortgagee, a copy of the receipts for any such payments.

     (c) Mortgagor shall at all times promptly and faithfully keep and perform, or cause to be kept and performed, all the covenants and conditions contained in the Lease by the lessee under the Lease be kept and performed and in all respects conform to and comply with the terms and conditions of the Lease, and the Borrower further covenants that it shall not do or permit anything which will impair or tend to impair the security of this Mortgage.

     (d) Mortgagor shall not modify, extend or in any way alter the terms of the Lease or cancel or surrender said Lease, or waive, execute, condone or in any way release or discharge the lessor thereunder of or from the obligations, covenants, conditions and agreements by said lessor to be done and performed; and the Mortgagor does expressly release, relinquish and surrender unto the Mortgagee all of its rights, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Lease and any attempt on the part of the Mortgagor to exercise any such right without the written approval and consent of the Mortgagee being first had and obtained shall immediately constitute an Event of Default hereunder.

     (e) Mortgagor shall immediately give Mortgagee written notice of any default or claimed default under the Lease or of the receipt by it of any notice of default from the lessor thereunder.

     (f) In the event of any failure by Mortgagor to perform any covenant on the part of lessee to be observed and performed under the Lease, the performance by Mortgagee on behalf of Mortgagor of the lease covenant shall not remove or waive, as between Mortgagor and Mortgagee, the corresponding default under the terms hereof and any amount so advanced by Mortgagee or any costs incurred in connection therewith, with interest thereon at the Default Rate shall constitute additional Indebtedness and be immediately due and payable.

                                    ARTICLE 8

                                EVENTS OF DEFAULT

     The term "Event of Default" shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following, without notice to Mortgagor and without any grace period unless otherwise expressly set forth herein or in the Loan Documents.

     8.1 PAYMENT OF INDEBTEDNESS. If Mortgager and the other Borrowers shall fail: (i) to make any payment of principal on any Loan or Note or reimbursement of any draw under a Letter of Credit when due by acceleration or otherwise, or
(ii) to make any payment of interest on any Loan or Note or any payment of any fee due under the Credit Agreement within three (3) days after such payment obligation is due.

     8.2 FAILURE TO OBTAIN MORTGAGEE'S CONSENT TO TRANSFER OR FINANCING. If Mortgagor shall make any unpermitted transfer or financing in violation of Paragraph 7.14 above.

     8.3 PERFORMANCE OF OBLIGATION. If there is an Event of Default under the Credit Agreement, the Environmental Indemnity Agreement or any of the other Loan Documents, or if Mortgager and/or the other Borrowers shall default in the due observance or performance of any of the Obligations (other than a breach which would constitute an Event of Default under Sections 8.1, 8.2 or the preceding clause of Section 8.3 in this Article 8 or for which another cure period is expressly provided) and such default is not cured within thirty (30) days after notice from Mortgagee thereof.

     8.4 LAWS AFFECTING OBLIGATIONS AND INDEBTEDNESS. If subsequent to the date of this Mortgage, any law is passed (a) which renders payment of the Indebtedness and/or performance of the Obligations by Mortgagor and the other Borrowers unlawful or (b) which prohibits Mortgagee from exercising any of its rights and remedies under the Loan Documents.

     8.5 FORECLOSURE OF OTHER LIENS. If the holder of a junior or senior mortgage or other lien on the Mortgaged Property (without hereby implying Mortgagee's consent to any such junior or senior mortgage or other lien) declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

     8.6 DAMAGE OR DESTRUCTION. If the Mortgaged Property or any material part thereof is demolished, destroyed or damaged by any cause whatsoever and the loss is not adequately covered by insurance actually collected and Mortgagor fails to deposit with Mortgagee the deficiency upon written request.

     8.7 TAX ON INDEBTEDNESS OR MORTGAGE. If any law is passed: (a) which would impose upon Mortgagee the obligation to pay the whole or any part of the Impositions; or (b) which would change in any way the laws relating to the taxation of mortgages, deeds of trust or debts so as to affect this Mortgage or the Indebtedness; provided, however, that if in the opinion of Mortgagee's counsel it shall be lawful for Mortgagor to pay such Impositions or to reimburse Mortgagee thereof, then no Event of Default shall be deemed to have occurred if a mutually satisfactory reimbursement agreement is executed by Mortgagor and delivered to Mortgagee and such Impositions or reimbursements are thereafter paid by Mortgagor.

     8.8 LEVY OR ATTACHMENT. If any writ, attachment, levy, citation, lien or distress warrant shall be issued against the Mortgaged Property or any part thereof or interest therein.

     8.9 FAILURE TO OBTAIN OR MAINTAIN PERMITS AND LICENSES. The failure of Mortgagor to obtain or maintain any permits or licenses which are necessary and required for the ownership, use and operation of the Mortgaged Property, or the cancellation or any attempted assignment thereof, without the prior written consent of Mortgagee.

                                    ARTICLE 9

                             DEFAULT AND FORECLOSURE

     9.1 REMEDIES. If an Event of Default shall occur, Mortgagee may, at its option, exercise one or more or all of the following remedies either successively or concurrently.

          (a) ACCELERATION. Declare the unpaid portion of the Indebtedness to be immediately due and payable, with interest thereon accruing at the Default Rate, without further notice or demand (each of which hereby is expressly waived by Mortgagor and the other Borrowers), whereupon the same shall become immediately due and payable.

          (b) RECEIVER. Apply at any time to a court having jurisdiction for the appointment of a receiver of the Mortgaged Property, and of the Rents and Leases; and such appointment shall be made by the court as a matter of strict right to Mortgagee and without reference to the adequacy or inadequacy of the security or value of the Mortgaged Property, or to the solvency or insolvency of Mortgagor, and Mortgagor does hereby irrevocably consent to such appointment. The Rents shall be applied by the receiver to the payment of the Indebtedness, as provided in paragraph 9.5 below, or as otherwise ordered by the court.

          (c) ENTRY ON MORTGAGED PROPERTY. Enter upon the Mortgaged Property as is permitted by law, without force or with such force as is permitted by law, and without notice or process or with such notice or process as is required by law, unless such notice or process is waivable, in which case Mortgagor hereby waives such notice and process, and take exclusive possession thereof and of all books, records and accounts relating thereto.

          (d) FULL OR PARTIAL JUDICIAL FORECLOSURE. Pursuant to the procedures provided by applicable law, institute and prosecute foreclosure proceedings with respect to the Mortgaged Property; or, if Mortgagee so elects, institute foreclosure procedures only with respect to a portion of the Indebtedness or to a portion of the Mortgaged Property (such partial proceedings being hereinafter referred to as a partial foreclosure). Mortgagor agrees that a sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the remainder of the secured Indebtedness, but as to such remainder this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this paragraph. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Mortgagee may elect, at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the entire secured Indebtedness by reason of any Event of Default upon which such partial foreclosure was predicated or by reason of any other Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any remainder of the secured Indebtedness, it being the purpose hereof to provide for a partial foreclosure sale of the secured Indebtedness without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to any such partial foreclosure for any other part of the secured Indebtedness whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

          (e) OTHER. Exercise any other remedy specifically granted under the Loan Documents, or now or hereafter existing at law or in equity, by virtue of statute or otherwise.

     9.2 RIGHT AND AUTHORITY OF RECEIVER OR MORTGAGEE IN THE EVENT OF DEFAULTS, POWER OF ATTORNEY. Upon the occurrence of an Event of Default hereunder and entry upon the Mortgaged Property pursuant to paragraph 9(c) above, or appointment of a receiver pursuant to paragraph 9(b) above, and under such terms and conditions as may be deemed prudent and reasonable, in Mortgagee's or the receiver's opinion under the circumstances, all at Mortgagor's expense, Mortgagee or said receiver, as the case may be, may do or permit any one or more of the following, successively or concurrently in accordance with applicable law: (a) enter upon and take possession and control of the Mortgaged Property;
(b) take and maintain possession of all documents, books, records, papers and accounts related to the Mortgaged Property; (c) exclude Mortgagor, its agents and employees wholly from the Mortgaged Property; (d) manage and operate the Mortgaged Property; (e) preserve and maintain the Mortgaged Property; (f) make repairs and alterations to the Mortgaged Property; (g) complete any construction or repair of the improvements on the Mortgaged Property with such changes, additions or modifications to the plans and specifications or intended disposition and use of the improvements under construction on the Mortgaged Property as Mortgagee may deem appropriate or desirable to place the Mortgaged Property in such condition as will, in Mortgagee's sole judgment, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Mortgaged Property, or employ a marketing or leasing agent or agents to do so, directed to the lease or sale of the Mortgaged Property, under such other terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable, to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagor as attorney-in-fact and agent of Mortgagor, or in its own name as Mortgagee or receiver, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Mortgagee or receiver may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents from the Mortgaged Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid rents, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer and actions in distress for rent; (p) compromise or give acquittance for rents, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and/or (r) do any acts which Mortgagee or the receiver in its discretion deems appropriate or desirable to protect the security hereof and/or use such measures, legal or equitable, as it may in its discretion deem appropriate or desirable, to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any lessee or other third-party who has heretofore dealt or may hereafter deal with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any lease or other agreement to Mortgagee without proof of the default relied upon. Any such lessee or third-party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents or other sums which may be or thereafter become due under its lease or other agreement, or for the performance of any undertakings under any such lease or other agreement, and shall have no right or duty to inquire as to whether any Event of Default under this Mortgage or any of the other Loan Documents has actually occurred or is then existing, and Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney in fact and agent, with full power of substitution in the Mortgaged Property, in Mortgagor's name and stead, to do or permit any or more of the foregoing described rights, remedies, powers and authorities, successively and concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable.

     9.3 REMEDIES CUMULATIVE AND CONCURRENT. The rights and remedies of Mortgagee as provided herein and in the Loan Documents shall be cumulative and concurrent and may be pursued separately, successively or together against Mortgagor or against other obligors or against the Mortgaged Property, or any one or more of them, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     9.4 WAIVER OF REDEMPTION, NOTICE, MARSHALLING, ETC. To the extent permitted by law, Mortgagor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or under any sale pursuant to any statute, order, decree or judgment of any court, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property or any portion thereof. Mortgagor further agrees, to the extent permitted by law, that if a default occurs hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any homestead exemption, appraisement, valuation, stay, extension, moratorium or other laws now or hereafter in force in order to prevent or hinder enforcement or foreclosure of this Mortgage, or absolute sale of the property hereby conveyed, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives and releases to the full extent that it may lawfully so do the benefit of such laws and any and all rights to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof.

     9.5 APPLICATION OF PROCEEDS. The proceeds of any sale or all or any portion of the Mortgaged Property and the amounts generated by any holding, leasing, operation or other use of the Mortgaged Property shall be applied by Mortgagee in the order set forth in Section 10.G of the Credit Agreement.

     9.6 NO CONDITIONS PRECEDENT TO EXERCISE OF REMEDIES: Mortgagor shall not be relieved of any Obligation by reason of: (a) the failure of Mortgagee to comply with any request of Mortgagor to foreclose the lien of this Mortgage or to enforce any provision of the other Loan Documents; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof, or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Mortgagor and in such event Mortgagor shall continue to be obligated to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all of the Obligations.

     9.7 INDEMNITY. Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability of Mortgagor, and Mortgagor shall and does hereby agree to protect, indemnify, defend and hold Mortgagee harmless of and from any and all liability, loss, cost, expense or damage which it may or might incur in the exercise of its rights, remedies, powers and authority hereunder, and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations, undertakings or liabilities. Should Mortgagee incur any such liability, loss, cost or damage of or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, with interest accruing at the Default Rate.

     9.8 DISCONTINUANCE OF PROCEEDINGS. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the same had never been invoked.

                                   ARTICLE 10

                                  MISCELLANEOUS

     10.1 REVOLVING LINE OF CREDIT ADVANCES. The Notes evidence "revolving credit" obligations from Mortgagor and other Borrowers to the respective Lenders under the Credit Agreement. The total amount of the indebtedness evidenced by the Notes may decrease or increase from time to time as borrowings are made, repaid and reborrowed thereunder, and the Lenders may hereafter, at their option, or shall, as required and obligated under the Credit Agreement or the Notes, make further advances thereunder to Mortgagor and the other Borrowers or on behalf of Mortgagor and the other Borrowers, but the maximum aggregate principal amount outstanding of such advances secured at any one time shall never exceed Forty-Five Million and 00/100 Dollars ($45,000,000.00), exclusive of interest, or other disbursements permitted Mortgagee for maintenance of its security.

     10.2 LETTERS OF CREDIT. Subject to the terms and conditions of the Credit Agreement, the Commitment may be availed of by Mortgagor and the other Borrowers in the form of Letters of Credit. The Lenders may hereafter, at their option, or shall, as required and obligated under the Credit Agreement, issue Letters of Credit to Mortgagor and the other Borrowers or on behalf of Mortgagor and the other Borrowers, but the maximum aggregate principal amount outstanding of all advances under the Notes and amounts issued under the Letters of Credit which are secured at any one time shall never exceed Forty-Five Million and 00/100 Dollars ($45,000,000.00), exclusive of interest, or other disbursements permitted Mortgagee for maintenance of its security.

     10.3 FUTURE ADVANCES. This Mortgage is given to secure payment of the Indebtedness in accordance with the Notes, and reimbursement of the Letters of Credit regardless of whether the entire amount of any loan proceeds or any Letters of Credit shall have been advanced or issued to Mortgagor and the other Borrowers on the date hereof, or at a later date, and to secure the payment and performance of all other Obligations under the Loan Documents, and any other amount or amounts that may be added to the Indebtedness under the terms of the Loan Documents or this Mortgage. The parties intend that the lien of this Mortgage shall secure sums advanced and readvanced in accordance with the Notes or amounts issued under Letters of Credit after the date of recording this Mortgage and pursuant to and in accordance with the terms and provisions of the Credit Agreement to the same extent and with the same priority as if such advances and Letters of Credit were made or issued on the date of recordation of this Mortgage, even though there may be no principal amount outstanding on the Notes or no drawings under any Letters of Credit at the time any such advances are made or such Letters of Credit are issued.

     10.4 OBLIGATORY ADVANCES. It is specifically understood and agreed that all funds which are advanced by Mortgagee or the Lenders and employed in the performance of the obligations of Mortgagor and the other Borrowers under this Mortgage or the Loan Documents in the exercise of Mortgagee's judgment are necessary to protect Mortgagee's security and shall, because of economic necessity and compulsion, be deemed advanced by Mortgagee or the Lenders under an obligation to do so regardless of the identity of the person or persons to whom such funds are furnished and shall be added to the Indebtedness and shall be equally secured by this Mortgage and shall have the same priority as all amounts, if any, advanced as of the date of recordation of this Mortgage.

     10.5 FURTHER ASSURANCES. Mortgagor, upon the reasonable request of Mortgagee, will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary to carry out more effectively the purpose of the Loan Documents.

     10.6 RECORDING AND FILING. Mortgagor will cause the appropriate Loan Documents and all supplements thereto at all times to be recorded and filed in such manner and in such places as Mortgagee shall request, and will pay any recording and filing taxes, fees and other charges.

     10.7 NOTICE. Any notices, requests or consents required or permitted by this Mortgage shall be (i) in writing, and (ii) delivered in person, telexed, telecopied or sent by certified or registered mail, postage prepaid, return receipt requested, or by overnight mail or express delivery service to the addresses of the parties hereto set forth in Article 2, unless such address, telex number or telecopier number is changed by written notice hereunder. Each such notice, request, consent or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Article 2 hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified in Article 2 hereof and the answerback is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in Article 2 hereof.

     10.8 MORTGAGEE'S RIGHT TO PERFORM THE OBLIGATIONS. If Mortgagor fails to make any payment or perform any act required by the Loan Documents or the Legal Requirements, Mortgagee, without any obligation so to do and without waiving any other right, remedy or recourse, may make such payment or perform such act at the expense of Mortgagor. All sums so paid by Mortgagee and all costs incurred in connection therewith, together with interest thereon at the Default Rate from the date of payment, shall constitute part of the Indebtedness secured by this Mortgage and the Loan Documents and shall be paid by Mortgagor to Mortgagee on demand or shall be included in any judgment of foreclosure.

     10.9 MODIFICATION. The Loan Documents and the terms of each of them may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by the parties to the Loan Document being so modified, including Mortgagee, even if Mortgagee has not executed such Loan Document. If the payment of the Indebtedness, or any part thereof, be extended or varied, or if any part of the security or guaranties therefor be released, all persons now or at any time hereafter liable therefor, or interested in the Mortgaged Property, shall be held to assent to such extension, variation or release, and their liability, and the lien, and all provisions hereof, shall continue in full force and effect; the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding any such extension, variation or release. Any person, firm or corporation taking a junior mortgage, or other lien upon the Mortgaged Property or any part thereof or any interest therein, shall take the said lien subject to the rights of Mortgagee and/or the Lenders to amend (including, without limitation, changing the rate of interest or manner of computation thereof), modify, extend or release the Notes, this Mortgage, or any other document or instrument evidencing, securing or guarantying the Indebtedness, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien.

     10.10 NO WAIVER. All options and rights of election herein provided for the benefit of Mortgagee are continuing, and the failure to exercise any such option or right of election upon a particular default or breach or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option or election at any later date. No exercise of the rights and powers herein granted and no delay or omissions in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

     10.11 MORTGAGEE'S COST AND EXPENSES. Mortgagor further expressly covenants and agrees to pay Mortgagee all costs and expenses of every kind paid or incurred by Mortgagee or the Lenders in any way in connection with the Notes, this Mortgage or other Loan Documents or any modifications, restatements or amendments thereof, and the protection of the Mortgaged Property or the maintenance of the lien of this Mortgage, and the security interests under the other Loan Documents or otherwise in connection with the determination and exercise by Mortgagee or the Lenders of any of their rights or remedies under the Loan Documents or any modifications, restatements or amendments thereof, upon the occurrence of any event which, with the passage of time or the giving of notice or both, could constitute a default or an Event of Default hereunder, including any and all expenditures for documentary evidence, title examination or title insurance, minutes of foreclosure, or any abstract or opinion of title to the Mortgaged Property, or for any appraisal, environmental audit, accounting or engineering, and all similar fees, costs, charge and expenses, and including all reasonable attorneys fees and stenographer's fees, paid or incurred by Mortgagee or the Lenders in any suit or legal proceeding, or in preparation or in anticipation of declaring a default or event of default, or in preparation or in anticipation of such suit or proceeding, regardless of whether such suit or proceeding is actually instituted, including, without limitation, any bankruptcy or insolvency proceeding, probate proceeding, or other proceeding in which Mortgagee or the Lenders may in their discretion intervene in order to protect its security or appeal from any of the foregoing, or otherwise paid or incurred by Mortgagee or the Lenders in obtaining legal advice regarding their rights and remedies under the Loan Documents or any modifications, restatements or amendments thereof, or in determining whether to declare a default or Event of Default hereunder. All such fees, costs, charges and expenses shall constitute so much additional indebtedness evidenced by the Notes and secured by this Mortgage, regardless of whether the same may cause the Indebtedness secured hereby to exceed the face amount of the Notes, and shall be immediately due and payable when incurred, with interest accruing thereon at the Default Rate, and shall be allowed in any decree of foreclosure hereof. No proceeding to foreclose this Mortgage, whether a decree of foreclosure shall have been entered therein or not, shall be dismissed, nor shall a release of this Mortgage be given until all such expenses, charges and costs of Mortgagee shall have been paid in full.

     10.12 USURY. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee to at all times comply with applicable law now or hereafter governing the interest payable on the Notes or the Loans secured hereby. If the applicable law is ever revised, repealed, or judicially interpreted so as to render usurious any amount called for under the Notes (or under any other instrument evidencing or relating to any of the Indebtedness), or contracted for, charged, taken, reserved or received with respect to the Loans secured hereby, or if Mortgagee's acceleration of the Notes or any prepayment by Mortgagor results in Mortgagor having paid any interest in excess of that permitted by law, then it is Mortgagor's and Mortgagee's express intent that all excess amounts theretofore collected by Mortgagee or the Lenders be credited on the principal balance of the Notes (or, if the Notes have been paid in full, refunded to Mortgagor), and the provisions of the Notes and this Mortgage and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder.

     10.13 SUCCESSORS AND ASSIGNS; COVENANTS RUNNING WITH THE LAND. The terms, provisions, covenants and conditions hereof and of the Loan Documents shall be binding upon Mortgagor, its successors and assigns, and shall inure to the benefit of Mortgagee, the Lenders and their respective successors, substitutes and assigns, and shall constitute covenants running with the land.

     10.14 MERGER. So long as the Indebtedness or any Obligations remains outstanding, unless the Mortgagee shall otherwise consent in writing, the fee title and the Leasehold Estate shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the lessor or the lessee, or in a third party, by purchase or otherwise. The Mortgagor covenants and agrees that, if it shall acquire the fee title, or any other estate, title or interest in the Premises covered by said Lease, this Mortgage shall be considered as mortgaged, assigned or conveyed to the Mortgagee and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed and spread. The provisions of this paragraph shall not apply if the holder of the Indebtedness acquires the fee of the Premises unless Mortgagee shall so elect.

     10.15 CONFLICT OF TERMS. The terms, provisions, covenants and conditions of the Mortgage shall be construed in such a manner as to be consistent with the terms and any other instruments executed in connection with or as security for the Indebtedness and Obligations secured hereby; provided, however, in the event of a conflict between the terms of this Mortgage and the terms of the other Loan Documents, the terms of the Credit Agreement shall control.

     10.16 APPLICABLE LAW. The Credit Agreement, the Notes and the Indebtedness and Obligations evidenced are and shall be governed by and construed in accordance with the laws of the State of Illinois. This Mortgage and the perfection and enforcement of the liens and security interests hereunder (and any financing statement filed in connection herewith) shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, except that interest payable on the Loans and all other advances made by the Mortgagee or the Lenders to Mortgagor shall be governed by Illinois law because such advances shall constitute Indebtedness and Obligations under and shall bear interest in accordance with the terms of the Credit Agreement.

     10.17 NO JOINT VENTURE; NO THIRD PARTY BENEFICIARY. Mortgagor acknowledges and agrees that in no event shall Mortgagee be deemed to be a partner or joint venturer with it. Without limitation of the foregoing, Mortgagee shall not be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or pursuant to any other instrument or document securing any portion of the Indebtedness or otherwise. No other person shall be deemed to have any right or priority under this Mortgage to any extent or for any purpose whatsoever, nor shall any other person have any claim or right of action with respect to the Mortgaged Property or proceeds of the Indebtedness or be deemed a third-party beneficiary under this Mortgage or under the Loan Documents.

     10.18 SEVERABILITY. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable neither the remainder of the instrument in which such provision is contained, nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

     10.19 CONSENT OF MORTGAGEE. Any consent by Mortgagee in any single instance shall not be deemed or construed to be Mortgagee's consent in any like matter arising at a subsequent date, and the failure of Mortgagee to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same, nor shall Mortgagee be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Mortgagee pursuant hereto shall be narrowly construed to be applicable only to Mortgagor and the matter identified in such consent or approval (and no third party shall claim any benefit by reason thereof), and shall not be deemed to constitute Mortgagee a venturer or partner with Mortgagor whatsoever, nor shall privity of contract be presumed to have been established with any such third party. If Mortgagee deems it to be in its best interest to retain the assistance of persons, firms or corporations (including, but not limited to, attorneys, appraisers, engineers and surveyors) with respect to a request for consent or approval, Mortgagor shall reimburse Mortgagee for all costs incurred in connection with the employment of such persons, firms or corporations.

     IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed as of the day and year first above written.

Continental Waste Industries of Illinois, Inc.
and Illinois corporation

By:
   -------------------------------------
Print Name:
           -----------------------------
Its:
    ------------------------------------


ATTEST:  [SEAL]

By:
   -------------------------------------
Print Name:
           -----------------------------
Its:
    ------------------------------------


In the Presence of:



----------------------------------------
Witness

PRINT NAME:
           -----------------------------


----------------------------------------
Witness

PRINT NAME:
           -----------------------------

                           MORTGAGOR'S ACKNOWLEDGMENT

STATE OF _____________________ )
                               ) SS
COUNTY OF ____________________ )


     I, ____________________________, a Notary Public in and for said County in the State aforesaid, DO HEREBY CERTIFY that ___________________________ and ______________________________, the _____________________________ and
______________________________ respectively, of _______________________________,
a(n) __________________________ corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such officers, appeared before me this day in person and acknowledged that they signed and delivered such instrument as their own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes set forth therein.

     Given under my hand and Notarial Seal this ______ day of ______________, 1995.


                                        ________________________________________
                                        Notary Public



My Commission Expires:

________________________, 19________

                                    EXHIBIT A

                                [REVOLVING NOTE]

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

                                    EXHIBIT C

                                LEGAL DESCRIPTION

P.I.N.

Common Address:

                               CREDIT AGREEMENT
                                   EXHIBIT I

                         NEW SUBSIDIARY CERTIFICATE


      The undersigned Authorized Officer of Continental Waste Industries, Inc., a Delaware corporation (the "Company"), pursuant to Section 8.A.2(xvii) of that certain Credit Agreement dated as of ____________, 1995 (as amended, modified or supplemented from time to time, the "Credit Agreement") among the Company, its subsidiaries, the Lenders party thereto, and LaSalle National Bank, as Agent (the "Agent") hereby certifies to the Agent and the Lenders as follows:

            (a) Since delivering the prior semi-annual New Subsidiary Certificate, it has acquired [no New Subsidiaries] [the following New Subsidiaries as of the date so indicated:]

                        _________________________
                        _________________________

            (b) For each New Subsidiary listed in (a) above, the following are attached hereto:

                  (1) A Good Standing Certificate in its state of organization and in any other state in which the nature of its business and property makes such qualification necessary or appropriate.

                  (2) A certified copy of its organizational documents and bylaws.

                  (3) The address(es) of its chief executive office and of all places of business.

                  (4)   The ownership of all of its outstanding stock.

                  (5)   Executed copies of the following documents:

                        (i)     Joinder Agreement.

                        (ii)    Officer's Certificate.

                        (iii) Secretary Certificate and resolutions, with incumbency and authorized signatories.

                        (iv) UCC-1 Financing Statements for the states of ____________________________ and counties of
                                _____________________.

                        (v)     Addendum to Stock Pledge Agreement (if
                                applicable).

                        (vi) Surveys, title policies, appraisals, Mortgages and/or Leasehold Mortgages (if applicable).

                  (c) The outstanding capital stock of each New Subsidiary is being forwarded to the Agent.


                                    CONTINENTAL WASTE INDUSTRIES, INC.



                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


Date:_______________________

                                CREDIT AGREEMENT
                                    EXHIBIT J

                    FORM OF JOINDER AND ASSUMPTION AGREEMENT




      AGREEMENT OF JOINDER AND ASSUMPTION, dated as of _________, 199_ (the "JOINDER AGREEMENT") by [name of Subsidiary] (the "JOINING PARTY") in favor of the Lenders and LaSalle National Bank ("AGENT"), as Agent for the Lenders party to the Credit Agreement defined below.

      WHEREAS, Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries (as defined in the Agreement) (individually, any of said corporations may be referred to herein as a "BORROWER," and collectively are sometimes referred to as "BORROWERS") are the "BORROWERS" under that certain Credit Agreement dated as of _____________, 1995 (as from time to time amended, modified or supplemented, the "AGREEMENT") among the Borrowers, the Agent and the Lenders (each undefined capitalized term being used in this Joinder Agreement as defined in the Agreement);

      WHEREAS, as a condition precedent to the obligations of the Lenders to extend credit under the Agreement, the Borrowers were required to execute and deliver certain Loan Documents, including that certain Security Agreement dated as of ______________, 1995 in favor of the Agent for its benefit and the ratable benefit of the Lenders (as from time to time amended, modified or supplemented, the "SECURITY AGREEMENT");

      WHEREAS, the Joining Party has become a Subsidiary of ____________________, a Borrower, and an Affiliate of CWI;

      WHEREAS, pursuant to Section 8.A.13 of the Agreement, the Borrowers are required to cause the Joining Party to assume all of the obligations of a Borrower under and to become party to the Agreement, the Notes, the Security Agreement, and other Loan Documents;

      WHEREAS, the Joining Party is benefited by the financial accommodations extended or to be extended by the Lenders pursuant to the Agreement;

      NOW, THEREFORE, the Joining Party hereto hereby confirms and agrees as follows:

      SECTION 1. The Joining Party hereby joins the Agreement, the Notes, the Security Agreement, the Stock Pledge Agreement, the Environmental Indemnity Agreement, the Applications, and all Loan Documents to which Borrowers are parties, all as if the Joining Party was an original signatory thereto. Joining Party hereby assumes and agrees to perform, as a Borrower, guarantor, Maker, Debtor, Pledgor, Applicant/Account Party, and/or other relevant or appropriate designations or terms, all of the duties, obligations and promises thereof or as such as set forth in or arising under the Agreement and the other Loan Documents, to be bound as such by all of the terms, conditions and provisions thereof, and to do as such any and all acts and things required of it under the Agreement and the other Loan Documents. Without limiting the foregoing, the Joining Party specifically and expressly assumes and agrees to pay and perform all Obligations.

      SECTION 2. By joining the Security Agreement, as security for the prompt performance and payment in full in cash when due of the Secured Obligations (as defined in the Security Agreement), the Joining Party assigns and pledges to the Agent and grants to the Agent, for its benefit and the ratable benefit of the Lenders, a security interest in all of such Joining Party's right, title and interest in the Collateral, all as provided in the Security Agreement.

      SECTION 3. The Joining Party will execute and deliver, as applicable, duly completed addenda to each of the Schedules to the Agreement and the Security Agreement, and file such financing statements, and such other documents and instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to fully implement the intent of this Joinder Agreement and/or to perfect the security interests granted hereby and under the Security Agreement.

      SECTION 4. The Joining Party certifies that the representations and warranties set forth in the Agreement and the other Loan Documents which are applicable to it under or as a result of this Joinder Agreement are true and correct as of the date hereof.

      SECTION 5. All notices, requests and other communications to the Joining Party provided for under the Loan Documents shall be delivered as set forth in the Agreement to the address of the Joining Party as set forth on the signature page hereof or at such other address as shall be designated by the Joining Party in accordance with the Agreement.

      SECTION 6. From and after the date hereof, all references in the Agreement and other Loan Documents to the Borrowers, guarantors, makers, Debtors, Pledgors, Applicants/Account Parties or other relevant terms shall be deemed to include the Joining Party.

      SECTION 7. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS CONFLICT OF LAW RULES.

      SECTION 8. This Joinder Agreement shall become effective as of the date first above written upon its execution and delivery by the Joining Party to the Agent.

      IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed by its respective duly authorized officers as of the date first above written.


                                    [Name of Subsidiary]
                                    as a Joining Party


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________
                                    Address:___________________________
                                            ___________________________
                                            ___________________________

                                    Chief Executive Office:____________
                                    ___________________________________

                                    Other Business Location(s):________
                                    ___________________________________
                                    ___________________________________

                                    Telephone:_________________________
                                    Telex:    _________________________
                                    Telecopy: _________________________

                               CREDIT AGREEMENT
                                   EXHIBIT K

                                New Subsidiary
                            OFFICER'S CERTIFICATE


      The undersigned ("Borrower") certifies to the best knowledge and belief of Borrower, after reasonable inquiry and review of matters pertinent to the subject matter of this Officer's Certificate and to the extent such applies to the Borrower in connection with its delivery of a Joinder and Assumption Agreement of even date herewith in connection with the Credit Agreement dated as of _____________, 1995 (as amended, modified or supplemented, from time to time, the "Credit Agreement"), among Continental Waste Industries, Inc., a Delaware corporation, its subsidiaries, the Lenders party thereto, and LaSalle National Bank, as Agent:

            (i) All of the representations and warranties applicable to the Borrower contained in the Loan Documents are, in all material respects, true and correct as of the date hereof (other than those of such representations which by their express terms speak to a date prior to such date, which representations are, in all material respects, true and correct as of such respective dates);

            (ii) No event has occurred and is continuing which would constitute an Event of Default;

            (iii) No change or changes having a Materially Adverse Effect have occurred since the date of the Credit Agreement;

            (iv)    The undersigned is an Authorized Officer of Borrower.

      All capitalized terms not defined herein shall have the meaning given them in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned hereunto set his/her signature on behalf of Borrower as of ________________, ____.


                                    ___________________________________

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                               CREDIT AGREEMENT
                                   EXHIBIT L

                      FORM OF ASSIGNMENT AND ACCEPTANCE


            ASSIGNMENT AND ACCEPTANCE dated ___________, 199_ between ___________________________________ (the "ASSIGNOR") and
___________________________________ (the "ASSIGNEE").

                            PRELIMINARY STATEMENTS:

            A. Reference is made to that certain Credit Agreement dated as of ____________________, 1995 (the "AGREEMENT") among LaSalle National Bank, as agent (the "AGENT") for itself and each other bank or financial institution which is or becomes a party to the Agreement by execution of a counterpart signature page thereto or an Assignment and Acceptance, as assignee (collectively, the "LENDERS") and Continental Waste Industries, Inc., a
Delaware corporation ("CWI"), together with its Subsidiaries (as defined in the Agreement) (individually, any of said corporations may be referred to herein as a "BORROWER," and collectively are sometimes referred to as the "BORROWERS"). Terms defined in the Agreement and not otherwise defined herein are used herein as therein defined.

            B. This Assignment and Acceptance is made with reference to the following facts:

                  (i) The Assignor is a Lender and, as such, presently holds a PRO RATA share of the rights and obligations of Lenders under the Agreement.

                  (ii) As of the Effective Date (as defined below), the aggregate amount of the Commitments of Lenders under the Agreement is set forth below:

                                                            AGGREGATE AMOUNT
            Letter of Credit                                   [$  __________]
            Revolving Loan Commitment                          [   __________]
                        Total                                  [$  __________]

                  (iii) On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on the Effective Date (as defined below), that portion of the Assignor's rights and obligations under the Agreement which is equal to ______________________ percent (_____%)(1)
            ("ASSIGNED PERCENTAGE") of the rights and obligations of all Lenders under the Agreement as of the Effective Date and which shall constitute the Assignee's PRO RATA share.

            NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

            1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that portion of the Assignor's rights and obligations under the Agreement equal to the Assigned Percentage of (a) the Commitment as in effect as of the Effective Date, and (b) that portion of each of the Revolving Loans and the Letters of Credit outstanding on the Effective Date.

            2. The Assignor represents and warrants that as of the Effective Date and before giving effect to this Assignment (a) its PRO RATA share is ______________________________ percent (___%); (b) its PRO RATA share of the
Commitment is $__________; and (c) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. The Assignor makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Agreement or any other Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or any Collateral or (ii) the financial condition of any party to any of the Loan Documents or the performance or observance by any party to any of the Loan Documents of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

            3. The Assignee (a) confirms that it has received a copy of the Agreement, together with copies of such documents and information as it has deemed appropriate to make its own credit

--------------------

     (1)     Specify percentage to 9 decimal points.

analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender; and (e) specifies as its address for notices the office set forth beneath its name on the signature page hereof.

            4. Following the execution of this Assignment and Acceptance, the original hereof will be delivered to the Agent for approval and acceptance by the Agent and a copy hereof will be delivered to Borrowers. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the later of (a) ____________ 19__, or (b) the date on which this Assignment and Acceptance is accepted by the Agent; PROVIDED, HOWEVER, that the Assignor may in its sole and absolute discretion terminate this Assignment and Acceptance if the Effective Date has not occurred within sixty (60) days following the execution hereof by the Assignor and the Assignee.

            5. Upon such approval and acceptance by the Agent, from and after the Effective Date, (a) the Assignee shall be a party to the Agreement and have the rights and obligations of a Lender thereunder; and (b) the Assignor shall, to the extent of the interests of Assignor assigned pursuant hereto, relinquish its rights and be released from its obligations under the Agreement.

            6. Upon such approval and acceptance by the Agent, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including without limitation all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

            7. THIS ASSIGNMENT AND ACCEPTANCE AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.


                                      [NAME OF ASSIGNOR]


                                      By:______________________________
                                         Its:__________________________


                                      [NAME OF ASSIGNEE]


                                      By:______________________________
                                         Its:__________________________

                                      Address for notices:

                                      _________________________________
                                      _________________________________
                                      _________________________________


Accepted this ____ day of
______________, 19___.


LASALLE NATIONAL BANK,
as Agent


By:___________________________
   Its:_______________________

                               CREDIT AGREEMENT
                                   EXHIBIT M

                                   FORM OF
                            COMPLIANCE CERTIFICATE
                                     FOR
             CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES

                             _____________, 199_




I, ______________, Chief Financial Officer of Continental Waste Industries, Inc., do hereby certify that the Borrowers are in compliance with the financial covenants of the Credit Agreement dated as of_______ , 1995, as of the end of the quarter dated _________, 199_.
Computations to evidence such compliance are detailed below.



                                      -------------------------------------
                                      Chief Financial Officer


SECTION 8.A.1(a) WORKING CAPITAL RATIO

Current Assets                                          (A)
                                               --------
Current Liabilities                                     (B)
                                               --------
Ratio of (A) to (B)
                                               --------
Minimum Required                                1.75:1
                                               --------

SECTION 8.A.1(b) LEVERAGE RATIO

Total Consolidated Debt                        -------- (A)

Total Assets:
Less:  Total Liabilities                       --------
Less:  Intangibles and write-up in             --------
         value of assets                       --------

Tangible Net Worth                             -------- (B)

Ratio of (A) to (B)                            --------

Maximum Allowed                                --------

SECTION 8.A.1(c) HISTORICAL INTEREST COVERAGE

Net Income
                                               --------
Plus:       Interest Expense                   --------
            Income Taxes                       --------
            Amortization Expense               --------
            Depreciation Expense               --------

Minus:      Interest Income which is
            derived from Subsidiaries
            of the Parent which are not
            wholly-owned and which is
            in excess of 10% of total
            EBITDA                             --------

EBITDA                                         -------- (A)

Total Interest Expense (including
       interest capitalized
       during the period)                      -------- (B)

RATIO OF (A) TO (B)                            --------

MINIMUM REQUIRED                                  5:1
                                               --------
SECTION 8.B.3 PROFORMA INTEREST COVERAGE

ProForma Net Income                            --------

Plus:       Interest Expense                   --------
            Income Taxes                       --------
            Amortization Expense               --------
            Depreciation Expense               --------

Minus:      Interest Income which is
            derived from Subsidiaries
            of the Parent which are not
            wholly-owned and which is
            in excess of 10% of total
            EBITDA                             --------

PROFORMA EBITDA                                -------- (A)

ProForma Interest Expense on
      total Indebtedness                       -------- (B)

RATIO OF (A) TO (B)
                                               --------
Minimum Required                                 4:1
                                               --------
SECTION 8.A.1(d) PROFITABLE OPERATIONS

Consolidated Net Income for the
      quarter ending on the statement
      date                                     --------

Consolidated Net Income for the
      previous quarter                         --------

      Requirement:                    Consolidated Net Income shall not be less
                                      than $0 for any two consecutive quarters or for any fiscal year

                               CREDIT AGREEMENT
                                   EXHIBIT N


                               BORROWING REQUEST

To:   LaSalle National Bank
        as Agent under the Credit Agreement
        referred to below
      120 South LaSalle Street
      Chicago, Illinois  60690

      Reference is made to that certain Credit Agreement, dated as of ___________, 1995 (herein, as the same may be amended, modified, restated, supplemented, extended, refinanced, refunded or renewed from time to time, the "CREDIT AGREEMENT"), among Continental Waste Industries, Inc. ("CWI") and its subsidiaries (the "BORROWERS"), various financial institutions which are or may become parties thereto (the "LENDERS") and LaSalle National Bank, individually and as agent for the Lenders (in such capacity, the "AGENT"). Terms used but not otherwise defined herein shall have the meaning set forth in the Credit Agreement, notwithstanding any termination thereof.

      Pursuant to Section 3.C of the Credit Agreement, the Borrowers hereby request that on the Business Day listed below the Lenders make Loans (the "REQUESTED LOANS") to the Borrowers in the aggregate principal amount set forth below:

      Revolving Loans to be made on __________, 19__:

            Prime Rate Loans                                   $_________
            LIBOR Loans                                        $_________
                                          TOTAL                $_________

      The Interest Period for the LIBOR Loans described above shall be [one/two/three/six] months.

      To induce the Lenders to make the Requested Loans, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

            (a) The representations and warranties set forth in the Credit Agreement will be true and correct in all material respects as of the date of the Requested Loans, with the same effect as through made on the date of the Requested Loans.

            (b) No Event of Default has occurred and is continuing, or will result from the making of the Requested Loans.

      The undersigned represents and warrants that he is the [chief executive officer/chief financial officer/treasurer] of each Borrower and as such is duly authorized to execute this Borrowing Request and make the representations and warranties set forth herein on behalf of each such Borrower.

      IN WITNESS WHEREOF, the Borrowers have caused this Borrowing Request to be executed and delivered, and representations and warranties contained herein to be made, by its [chief executive officer/chief financial officer/treasurer] this ____ day of __________, 19__.


CONTINENTAL WASTE INDUSTRIES,
 INC. AND EACH OF THE BORROWERS


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                       - 2 -